              As filed with the Securities and Exchange Commission

                               on March 29, 1996

                                                      Registration Nos. 33-54012
                                                                        811-7328
================================================================================

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                              -----------------

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            / X /
                                                                    ---

         Pre-Effective Amendment No.                               /   /
                                      ---                           ---


         Post-Effective Amendment No.  7                           / X /
                                      ---                           ---


                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    / X /
                                                                    ---


         Amendment No.  9                                          / X /
                       ---                                          ---



                      THE HANOVER INVESTMENT FUNDS, INC.
          ---------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

                               237 Park Avenue
                          New York, New York  10017
                   ----------------------------------------
                   (Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code:  (800) 821-2371

                                Joan V. Fiore
                                  Secretary
                      The Hanover Investment Funds, Inc.
                               237 Park Avenue
                          New York, New York  10017
                   ---------------------------------------
                    (Name and Address of Agent for Service)

                                  Copies to:

Molly Sheehan, Esq.                            Gary Schpero, Esq.

Chemical Bank                                   Simpson Thacher & Bartlett
270 Park Avenue                                 425 Lexington Avenue
New York, NY  10017                             New York, NY  10017

                             -------------------

                              Page 1 of ___ Pages
                         Index to Exhibits on Page ___

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective:

 X  immediately upon filing pursuant to Rule 485(b)
---
___ on _______ pursuant to Rule 485(b)
___ 60 days after filing pursuant to Rule 485(a)
___ 75 days after filing pursuant to Rule 485(a)
___ on _______ pursuant to Rule 485(a)


                 Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has elected to register an indefinite number of shares of Capital Stock, $.001 par value per share, of all series of the Registrant, then existing or thereafter created. The amount of the registration fee required by Rule 24f-2 has previously been paid for the Registrant's fiscal year ended November 30, 1995.


================================================================================

                       THE HANOVER INVESTMENT FUNDS, INC.

                      Registration Statement on Form N-1A

                             CROSS REFERENCE SHEET
                            Pursuant to Rule 495(a)
                        Under the Securities Act of 1933


N-1A Item No.                                                       Location
-------------                                                       --------
Part A                                                              Prospectus Caption
------                                                              ------------------
Item 1.          Cover Page . . . . . . . . . . . . . . . . .       Cover Page

Item 2.          Synopsis . . . . . . . . . . . . . . . . . .       The Funds' Expenses/The Fund's
                                                                    Expenses

Item 3.          Condensed Financial
                 Information  . . . . . . . . . . . . . . . .       Prospectus Supplements;
                                                                    Condensed Financial Information

Item 4.          General Description of
                 Registrant . . . . . . . . . . . . . . . . .       Organization and Capital Stock;
                                                                    Investment Objectives and
                                                                    Policies;  Limiting Investment
                                                                    Risks; Special Considerations
                                                                    and Risk Factors; Appendix

Item 5.          Management of the Fund . . . . . . . . . . .       Management

Item 5A.         Management's Discussion
                 of Fund Performance  . . . . . . . . . . . .       Not Applicable

Item 6.          Capital Stock and Other
                 Securities . . . . . . . . . . . . . . . . .       Organization and Capital Stock;
                                                                    Dividends and Distributions;
                                                                    Reports to Shareholders; Taxes

Item 7.          Purchase of Securities
                 Being Offered  . . . . . . . . . . . . . . .       Management; Determination of Net
                                                                    Asset Value; How to Purchase
                                                                    and Redeem Shares

Item 8.          Redemption or Repurchase . . . . . . . . . .       How to Purchase and Redeem Shares

Item 9.          Legal Proceedings  . . . . . . . . . . . . .       Not Applicable

                                                                    Statement of Additional
Part B                                                              Information Caption
------                                                              -------------------
Item 10.         Cover Page . . . . . . . . . . . . . . . . .       Cover Page

Item 11.         Table of Contents  . . . . . . . . . . . . .       Table of Contents

Item 12.         General Information and
                 History  . . . . . . . . . . . . . . . . . .       Not Applicable

Item 13.         Investment Objectives and
                 Policies . . . . . . . . . . . . . . . . . .       Investment Policies; Limiting
                                                                    Investment Risks; Hedging and
                                                                    Other Strategic Transactions;
                                                                    Appendix

Item 14.         Management of the
                 Registrant . . . . . . . . . . . . . . . . .       Management

Item 15.         Control Persons and
                 Principal Holders of
                 Securities . . . . . . . . . . . . . . . . .       Capital Stock

Item 16.         Investment Advisory and
                 Other Services . . . . . . . . . . . . . . .       Management

Item 17.         Brokerage Allocation . . . . . . . . . . . .       Portfolio Transactions

Item 18.         Capital Stock and Other
                 Securities . . . . . . . . . . . . . . . . .       Capital Stock

Item 19.         Purchase, Redemption and
                 Pricing of Securities
                 Being Offered  . . . . . . . . . . . . . . .       Management; Net Asset Value; How
                                                                    to Purchase and Redeem Shares

Item 20.         Tax Status . . . . . . . . . . . . . . . . .       Additional Information
                                                                    Concerning Taxes

Item 21.         Underwriters . . . . . . . . . . . . . . . .       Management

Item 22.         Calculation of
                 Performance Data . . . . . . . . . . . . . .       Performance Information

Item 23.         Financial Statements . . . . . . . . . . . .       Financial Information

Part C

                 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                       THE HANOVER INVESTMENT FUNDS, INC.
                                237 PARK AVENUE
                            NEW YORK, NEW YORK 10017

     THE HANOVER INVESTMENT FUNDS, INC. (the "Company") is an open-end, management investment company offering shares in several separate portfolios. This Prospectus relates to the Investor Shares of The Hanover Short Term U.S. Government Fund (the "Fund"), a diversified portfolio of the Company. The Fund, as well as the Company's other portfolios, have been designed for individual and institutional investors, as well as retirement plans such as IRAs, SEPs, 401(k)s and 403(b)s.

     THE HANOVER SHORT TERM U.S. GOVERNMENT FUND'S investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital, by investing primarily in shorter-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements with respect thereto. Under normal market conditions, the dollar-weighted average maturity of the Fund will be three years or less.

     INVESTMENTS IN THE FUND ARE NOT GUARANTEED OR INSURED BY THE U.S. GOVERNMENT. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, CHEMICAL BANK OR ITS AFFILIATES, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

     The Investor Shares may bear certain costs in connection with the distribution of such shares as provided in a plan adopted pursuant to Rule 12b-1 promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"). All purchase and redemption orders must be placed through a Shareholder Servicing Agent, which is a financial institution that has entered into an agreement with the Company to provide various shareholder services to the beneficial owners of Fund shares, or the Company's distributor. For more information about Shareholder Servicing Agents, see "Management -- Shareholder Servicing Agents" in this Prospectus.


     This Prospectus sets forth concisely the information concerning the Fund that a prospective investor should know before investing. This Prospectus should be read and retained for ready reference to information about the Fund. A Statement of Additional Information dated March 29, 1996, as amended or supplemented from time to time, containing additional information about the Fund has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. An investor may obtain a Statement of Additional Information without charge by writing the Company at its address shown above.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
    AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
           HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
               SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
                  ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                         TO THE CONTRARY IS A CRIMINAL OFFENSE.



March 29, 1996

                               TABLE OF CONTENTS


                                                                                        PAGE
                                                                                        ----
The Fund's Expenses...................................................................    3
Financial Highlights..................................................................    5
Investment Objectives and Policies....................................................    6
Limiting Investment Risks.............................................................    7
Risk Factors and Special Considerations...............................................    8
Determination of Net Asset Value......................................................    8
How to Purchase and Redeem Shares.....................................................    9
  Purchase of Shares..................................................................    9
  Exchange Privileges.................................................................   10
  In-Kind Purchases...................................................................   10
  Redemption of Shares................................................................   10
Dividends and Distributions...........................................................   11
Management............................................................................   11
  Investment Adviser..................................................................   12
  Shareholder Servicing Agents........................................................   12
  Administrators, Custodian, Transfer Agent and Sub-Transfer Agent....................   13
  Distributor.........................................................................   13
  Regulatory Matters..................................................................   14
  Other Information Concerning Fees and Expenses......................................   15
Performance Information...............................................................   15
Taxes.................................................................................   16
Organization and Capital Stock........................................................   17
Reports to Shareholders...............................................................   18
Additional Information................................................................  A-1


                      ------------------------------------

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE COMPANY'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              THE FUND'S EXPENSES


     The following expense table is provided to assist investors in understanding the various costs and expenses that an investor will indirectly incur as a beneficial owner of Investor Shares of the Fund. The table reflects information for the fiscal year ended November 30, 1995 for the Fund.



    ANNUAL FUND OPERATING EXPENSES
      (as a percentage of average net assets annualized)
      Management Fees (after waivers) (*)..........................................   .25%
      12b-1 Fees (after waivers) (**)..............................................   .00%
      Other Expenses (after waivers and expense reimbursements) (***)..............   .46%
                                                                                      ---
              Total Fund Operating Expenses
                (after waivers and expense reimbursements) (****)..................   .71%
                                                                                      ===


---------------

   * Restated to reflect anticipated voluntary waiver of advisory fees for the Fund's current fiscal year. Management fees may be further reduced in connection with the waivers and expense reimbursements discussed below. Absent any waiver, the ratio of management fees to average daily net assets would have been .35%.

  ** The Fund is authorized to spend up to .10% annually of its net assets attributable to Investor Shares in accordance with a Plan of Distribution to reimburse its distributor for activities primarily intended to result in the sale of Investor Shares, but is expected to bear no such fees for the Fund's current fiscal year. See "Management -- Distributor" in this Prospectus.


 *** Restated to reflect an agreement by the Fund's service providers to waive fees and/or reimburse expenses as described below for the Fund's current fiscal year. "Other Expenses" include audit, administration, custody, shareholder servicing, legal, registration, transfer agency and miscellaneous other charges. Absent any voluntary waivers and expense reimbursements, the ratio of "Other Expenses" to average daily net assets would have been 1.21%.



**** Restated to reflect an agreement by the Fund's service providers to waive fees and/or reimburse expenses such that "Total Fund Operating Expenses" do not exceed .75% of the Fund's average net assets attributable to Investor Shares for the Fund's current fiscal year. Absent any voluntary waivers and expense reimbursements, the ratio of "Total Fund Operating Expenses" to average daily net assets would have been 1.56%.


     For additional information with respect to the expenses identified in the table above, see "Management" in this Prospectus and "Management" and "Distributor" in the Statement of Additional Information.

EXAMPLE:

     The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in Investor Shares of the Fund. These amounts are based upon payment by the Fund of operating expenses at the level set forth in the expense table above, and are also based upon the following assumptions:

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


        1 year..............................................................   $ 7.28
        3 years.............................................................   $22.78
        5 years.............................................................   $39.63
        10 years............................................................   $88.49


     THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AS ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, while the example assumes a 5% annual return, the Fund's actual performance will vary and may result in actual returns that are greater or less than 5%.

     Credits or charges, not reflected in the expense table above, may be incurred directly by customers of financial institutions in connection with an investment in the Fund. The Company understands that Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts. See "Management -- Shareholder Servicing Agents."

     Long-term shareholders in mutual funds with 12b-1 fees, such as those provided for under the Plan of Distribution pertaining to Investor Shares of the Fund, may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc. ("NASD"). The Investor Shares of the Fund do not currently bear any such fees and are not expected to bear any such fees during the Fund's current fiscal year.

                              FINANCIAL HIGHLIGHTS


     The condensed financial information included below is supplementary information to the financial statements contained in the Statement of Additional Information, and sets forth certain information concerning the investment results for Investor Shares of the Fund for the periods presented. The financial statements and financial highlights for Investor Shares of the Fund for the period ended November 30, 1993 and the years ended November 30, 1994 and 1995, have been audited by KPMG Peat Marwick LLP, whose unqualified report thereon is contained in the Statement of Additional Information.



                                                                   THE HANOVER SHORT TERM U.S. GOVERNMENT
                                                                                    FUND
                                                                     (FOR AN INVESTOR SHARE OUTSTANDING
                                                                           THROUGHOUT THE PERIOD)
                                                                  ----------------------------------------
                                              YEAR ENDED             YEAR ENDED           PERIOD ENDED
                                         NOVEMBER 30, 1995++++    NOVEMBER 30, 1994    NOVEMBER 30, 1993*
                                         ---------------------    -----------------    -------------------
Net Asset Value, Beginning of
  Period..............................          $  9.47                $  9.95               $ 10.00
                                             ----------           -----------------       ----------
Income from Investment Operations:
  Net investment income...............             0.54                   0.42                  0.31
  Net gain (loss) on securities (both
     realized and
     unrealized)......................             0.35                  (0.40)                (0.05)
                                             ----------           -----------------       ----------
  Total from Investment Operations....             0.89                   0.02                  0.26
                                             ----------           -----------------       ----------
Less Distributions:
  Dividends from net investment
     income...........................            (0.54)                 (0.42)                (0.31)
  Distributions from capital gains....               --                  (0.08)                   --
                                             ----------           -----------------       ----------
  Total Distributions.................            (0.54)                 (0.50)                (0.31)
                                             ----------           -----------------       ----------
Net Asset Value, End of Period........          $  9.82                $  9.47               $  9.95
                                         ==================       ==============       ================
Total Return**........................             9.62%                  0.17%                 2.59%+
                                         ==================       ==============       ================
Ratios/Supplemental Data:
  Net Assets, End of Period (in
     thousands).......................          $ 9,738                $17,611               $20,102
  Ratio of Expenses to Average Net
     Assets++.........................             0.71%                  0.65%                 0.45%+++
  Ratio of Net Investment Income to
     Average Net Assets...............             5.60%                  4.29%                 3.88%+++
  Portfolio Turnover Rate.............           395.60%                491.55%               298.66%


---------------

  * Fund commenced operations on February 25, 1993.

 ** Until February 28, 1994, Investor Shares of the Fund were sold subject to the imposition of a sales load, which is not reflected in the total return figures.

   + Total return not annualized.


  ++ Ratios of expenses before effect of waivers were 1.56%, 1.14% and 1.25%
     (annualized), respectively.


 +++ Annualized.


++++ Effective September 1, 1995, the Fund's investment adviser changed from
     Texas Commerce Investment Management Company to Texas Commerce Bank, National Association.

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of the Fund is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Fund invests primarily in shorter-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, as described below ("U.S. Government Securities"), and repurchase agreements with respect thereto. By investing in shorter-term securities, the Fund expects the volatility in the principal value of its investments to be more limited than that associated with investments in comparable securities having longer maturities. Guarantees of principal and interest on obligations that may be purchased by the Fund are not guarantees of the market value of such obligations, nor do they extend to the value of shares of the Fund. Since the Fund invests extensively in shorter-term U.S. Government Securities, certain of which have less credit risk than that associated with other securities, the level of income achieved by the Fund may not be as high as that of other funds which invest in lower quality, longer-term securities.

     Under normal circumstances, at least 65% of the value of the Fund's total assets will be invested in U.S. Government Securities and repurchase agreements with respect thereto. The Fund expects that substantially all of its assets will be so invested. As a matter of operating policy, under normal market conditions, the dollar-weighted average maturity of the Fund's portfolio, measured at the time an investment is made, will be three years or less. There is no restriction on the maturity of any individual asset which may be acquired by the Fund.

UNITED STATES TREASURY OBLIGATIONS

     The Fund may invest in U.S. Treasury obligations, which are backed by the full faith and credit of the U.S. Government as to payment of principal and interest. U.S. Treasury obligations consist of bills, notes and bonds, which generally differ in their interest rates and maturities.

UNITED STATES GOVERNMENT AGENCY AND INSTRUMENTALITY OBLIGATIONS


     The Fund may invest in securities issued or guaranteed by U.S. Government agencies and instrumentalities, including obligations that are supported by: (i) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association ("GNMA")); (ii) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (iii) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation ("FHLMC")). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment. Other agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. Government include the Banks for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Student Loan Marketing Association and Resolution Funding Corporation.


     The Fund expects to invest extensively from time to time in mortgage-related U.S. Government Securities, which are subject to greater volatility than other fixed income securities and certain other considerations described under "Additional Information." The mortgage-related U.S. Government Securities in which the Fund will invest include GNMA and FHLMC certificates, as well as certificates issued by the Federal National Mortgage Association. The Fund will not invest in principal-only or interest-only stripped mortgage-related securities. See "Additional Information."

OTHER INVESTMENTS AND ACTIVITIES

     The Fund may engage in certain activities and utilize certain strategies, as described and subject to the limitations and risks described under "Additional Information." The Fund may also hold cash pending investment in portfolio securities. With respect to the various investment strategies referred to under "Additional Information" under the caption "Hedging and Derivatives," the Fund is authorized to use all such strategies with the exception of engaging in (i) futures or options transactions with respect to equity securities or equity securities indices and (ii) currency transactions. A description of these investment strategies and certain risks associated therewith is contained under the caption "Additional Information" in this Prospectus and in the Statement of Additional Information.
                      ------------------------------------

     The investment objective of the Fund is fundamental and may not be changed without the affirmative vote of a "majority" of its outstanding shares (as defined below under "Limiting Investment Risks"). Of course, achievement of the objective cannot be guaranteed. The investment policies and activities of the Fund, with the exception of those which are identified as fundamental, are not fundamental and may be changed by the Board of Directors of the Company without the approval of shareholders. Additional fundamental investment policies of the Fund are identified under "Limiting Investment Risks" below and in the Statement of Additional Information.

     The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly changing market conditions or interest rates. The portfolio turnover of the Fund may be higher than that of other investment companies. While it is impossible to predict with certainty the portfolio turnover for the Fund, the Fund's investment adviser expects that the annual turnover rate will not exceed 300%. High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. High portfolio turnover rates may also make it more difficult for the Fund to satisfy the requirement for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), that less than 30% of the Fund's gross income in any tax year be derived from gains on the sale of securities held for less than three months. The portfolio turnover rate is computed by dividing the lesser amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).

                           LIMITING INVESTMENT RISKS

     To further protect investors, the Fund has adopted the following investment limitations, certain of which are subject to additional operating limitations as described below:

          (i) the Fund may not invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, up to 25% of the value of the total assets of the Fund may be invested without regard to this limitation;

          (ii) the Fund may not issue senior securities, borrow money (including entering into reverse repurchase agreements) or pledge or mortgage its assets, except that the Fund may borrow from banks up to one-third of the current value of its total assets for temporary purposes and these borrowings may be secured by the pledge of not more than one-third of the current value of the Fund's total assets, and the Fund may enter into reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of one-third of the value of their assets, less bank borrowings outstanding for temporary purposes, at the time of entry into such agreements; provided that additional portfolio securities may not be purchased by the Fund while borrowings and reverse repurchase agreements exceed 5% of the Fund's total assets; and

          (iii) the Fund may not invest an amount equal to 15% or more of the current value of its total assets in investments that are illiquid.


     The foregoing investment limitations and those described in the Statement of Additional Information are fundamental policies of the Fund that may be changed only when permitted by law and approved by the holders of a majority of the Fund's outstanding shares. If a percentage restriction on investment or use of assets contained in these investment limitations is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. As used in this Prospectus and in the Statement of Additional Information, the term "majority," when referring to the approvals to be obtained from shareholders in connection with matters affecting the Fund (e.g., approval of investment advisory contracts), means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and to fractional votes for fractional shares held.


     With respect to investment limitation (i), the Fund will consider unconditional demand features as not being issued by the entity providing the demand feature, provided that the value of all securities held by the Fund issued by or subject to demand features from each such entity and owned by the Fund does not exceed 10% of the Fund's total assets. In addition, with respect to investment limitation (i), the Fund treats repurchase agreements as an acquisition of the underlying securities, provided that the obligation to repurchase the underlying securities is fully collateralized.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     The Fund does not constitute a balanced or complete investment program, and the net asset value of the shares of the Fund can be expected to fluctuate.

     The performance of the Fund depends in part on interest rate changes. As interest rates increase, the value of the fixed income securities held by the Fund tends to decrease. This effect will be more pronounced with respect to investments by the Fund in mortgage-related securities, the value of which are more sensitive to interest rate changes. The performance of the Fund will also depend on the quality of its investments. While U.S. Government Securities generally are of high quality, government securities that are not backed by the full faith and credit of the U.S. Treasury may be affected by changes in the creditworthiness of the agency that issued them.

     For a discussion of certain risks associated with the additional investment activities in which the Fund may engage, including certain risks associated with mortgage-related securities, see "Additional Information."

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of each class of the Fund for the purpose of pricing purchase and redemption orders is determined as of 4:15 p.m., Eastern time, on each Business Day. "Business Day" means each weekday except those holidays on which the Federal Reserve Bank of New York, the New

York Stock Exchange (the "Exchange") or the investment advisers are closed. Currently, those holidays include: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. Net asset value per share of each class of the Fund's Shares is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class outstanding. In calculating net asset value, the Fund's portfolio securities will be valued at market value where there is a reliable market quotation available for the securities and otherwise at fair value as determined by or under the direction of the Company's Board of Directors. The Fund may determine the market value of individual portfolio securities by using prices provided to it by one or more professional independent pricing services.

                       HOW TO PURCHASE AND REDEEM SHARES

                               PURCHASE OF SHARES

     Orders for purchases of Investor Shares of the Fund will be executed at the net asset value per share next determined after an order has been transmitted to and accepted by the Company's distributor. All purchase orders must be placed through a Shareholder Servicing Agent or the Company's distributor in accordance with procedures established by it in connection with the requirements of the accounts of customers. Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures and payment methods for the purchase and redemption of Fund shares, such as pre-authorized or automatic purchase and redemption programs. Each Shareholder Servicing Agent may establish its own terms and conditions with respect to the services provided by it, including the requirement of a minimum initial investment and limitations on the amounts of transactions, with respect to such services. Shareholder Servicing Agents will provide their customers with a schedule of any credits, fees or other conditions that may be applicable to the investment of customer assets in Fund shares. Shares of the Fund may be held of record by a customer's Shareholder Servicing Agent.

     If orders placed through the Company's distributor are paid for by check, the order will become effective on the day on which funds are made available with respect to the check, which will generally be the Business Day following receipt of the check if the check is received by 2:00 p.m., Eastern time. A customer who purchases Fund shares through the Company's distributor by personal check will be permitted to redeem those shares only after the purchase check has been collected, which may take up to 15 days or more. Customers who anticipate the need for more immediate access to their investment should purchase shares with federal funds. A customer purchasing Fund shares through a Shareholder Servicing Agent should contact his Shareholder Servicing Agent with respect to the ability to purchase shares by check and the related procedures.

     For further information as to how to direct a Shareholder Servicing Agent to purchase shares of the Fund on his behalf, a customer should contact his Shareholder Servicing Agent or the Company's distributor.

     The Company reserves the right to suspend the offering of shares of the Fund for a period of time and to reject any purchase order. For example, a purchase order may be refused if, in the investment adviser's opinion, it is of a size that would disrupt management of the Fund.

PURCHASE BY AUTOMATIC INVESTMENT

     Investors may participate in the Company's Automatic Investment Program, which is an investment plan offered by certain Shareholder Servicing Agents that automatically debits money from the investor's designated bank account and invests it in one or more of the Company's portfolios through the use of electronic fund transfers or automatic bank drafts. Investors may elect to make investments by transfers of a minimum of $100 on either the tenth or twenty-fifth day of each month into their established account. No minimum initial investment applies when an account is established through the Automatic Investment Program. For further information regarding the Automatic Investment Program, an investor should contact his Shareholder Servicing Agent or the Company's distributor.

                              EXCHANGE PRIVILEGES

     The Company offers the ability to exchange shares in one of its portfolios for shares of the same class in another of its portfolios in an identically registered account without a sales load being incurred. For information as to how to engage in an exchange transaction, a customer should contact his Shareholder Servicing Agent. Before engaging in an exchange transaction, a shareholder should carefully read the prospectus describing the portfolio into which the exchange will occur. A shareholder may not exchange shares of one portfolio for shares of another portfolio if shares of the portfolio into which the investor desires to exchange are not qualified for sale in the state of the shareholder's residence. The Company may terminate or amend the terms of the exchange privilege at any time. Under Commission rules, 60 days' prior notice of any amendments or termination of exchange privileges will be given to shareholders, except in certain extraordinary circumstances. An exchange is treated as a sale of a security on which a gain or loss may be recognized. All exchanges will be made based on the net asset value next determined following receipt of the request by a portfolio in good order.

     If your Shareholder Servicing Agent provides for the exchange of portfolio shares by mail, you may be required to send a letter of instruction containing the signatures of all registered owners or authorized parties. Signatures may be required to be guaranteed by a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

                               IN-KIND PURCHASES

     Under certain circumstances, shares of the Fund may be purchased in exchange for securities which are eligible for acquisition by the Fund. A gain or loss for federal income tax purposes may be realized by taxable investors making in- kind purchases upon the exchange depending upon the cost of the securities exchanged. Investors interested in such exchanges should contact the Fund's investment adviser. In-kind purchases are described more fully in the Statement of Additional Information.

                              REDEMPTION OF SHARES

     A customer may redeem all or part of his shares only on any Business Day either through the Company's distributor or in accordance with instructions and limitations pertaining to his account with his Shareholder Servicing Agent. Redemption orders are effected at the net asset value per share next determined after the order is received by the Company's distributor. Payment for redemption orders received by the Company's distributor will normally be wired or credited to the Shareholder Servicing Agent on the next Business Day, but in any event within seven days.

     No charge for wiring redemption payments is imposed by the Company, although Shareholder Servicing Agents may charge their customers' accounts for redemption services.

     The Company may suspend the right of redemption or postpone the day of payment for shares for more than seven days during any period when (i) trading on the Exchange is restricted by applicable rules and regulations of the Commission; (ii) the Exchange is closed for other than customary weekend and holiday closings; (iii) the Commission has by order permitted such suspension; or (iv) an emergency exists as determined by the Commission.

     In connection with a written redemption request, a shareholder may be required to have the signatures of all registered owners or authorized parties guaranteed by a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

     For further information as to how to direct a Shareholder Servicing Agent to redeem shares of the Fund on his behalf, a customer should contact his Shareholder Servicing Agent or the Company's distributor.

                          DIVIDENDS AND DISTRIBUTIONS

     The Fund will declare dividends of substantially all of its net income daily and pay those dividends monthly. The Fund will distribute, at least annually, substantially all net capital gains, if any, earned by the Fund. The Fund will inform shareholders of the amount and nature of all such income or gains.

     Dividends are paid in the form of additional shares of the same class of the Fund, unless the shareholder of record has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Fund's transfer agent and will become effective with respect to dividends paid after its receipt. The procedure by which a customer of a Shareholder Servicing Agent may elect to receive dividends in cash and the method of payment of such dividends by the Shareholder Servicing Agent to its customer will be determined by the Shareholder Servicing Agent. Dividends that are otherwise taxable are taxable to investors whether received in cash or in additional shares of the Fund. There is no sales charge imposed on the reinvestment of dividends in additional shares.

     Shares purchased will begin earning dividends on the Business Day following the date on which federal funds are available to the Fund in payment for such shares. Shares redeemed will earn dividends through the date of redemption. Net investment income for a Saturday, Sunday or a holiday will be declared as a dividend on the prior Business Day. Investors who redeem all or a portion of Fund shares prior to a dividend payment date will be entitled on the next dividend payment date, to all dividends declared but unpaid on those shares at the time of their redemption.

                                   MANAGEMENT

     The business and affairs of the Fund are managed under the general direction and supervision of the Company's Board of Directors. The Fund's day-to-day operations are handled by the Company's officers.

                               INVESTMENT ADVISER


     Texas Commerce Bank, National Association ("TCB") provides investment advisory services to the Fund pursuant to an Advisory Agreement with the Company (the "Advisory Agreement"). Subject to such policies as the Company's Board of Directors may determine, TCB makes investment decisions for the Fund. The Advisory Agreement provides that, as compensation for services thereunder, TCB is entitled to receive from the Fund a monthly fee at an annual rate of .35% of the average daily net assets of the Fund.



     Guy J. Barba, III, Vice President (Short/Intermediate Investments) of TCB, is primarily responsible for the day- to-day management of the Fund's portfolio and has performed this function for the Fund since its inception. Mr. Barba joined TCB in 1988.



     TCB has been in the investment counselling business since 1987 and is ultimately controlled and owned by Chemical Banking Corporation, a bank holding company ("Chemical"). TCB renders investment advice to a wide variety of corporations, pension plans, foundations, trusts and individuals. Its investment management responsibilities, as of January 31, 1996, included accounts with aggregate assets in excess of $10 billion.



     The principal business address of TCB is 600 Travis, Houston, Texas 77002. Chemical Bank, a wholly-owned subsidiary of Chemical and an affiliate of TCB, provides additional services to the Company, as described below.


                          SHAREHOLDER SERVICING AGENTS

     Pursuant to a Shareholder Servicing Plan adopted by the Board of Directors of the Company, the Company may enter into Shareholder Servicing Agreements with financial institutions ("Shareholder Servicing Agents"). Shareholder administrative support services will be performed by Shareholder Servicing Agents for their customers who beneficially own shares. Such services, which are described more fully in the Statement of Additional Information, may include, among other things: answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares of the Fund may be effected and certain other matters pertaining to the Fund; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in aggregating and processing purchase, exchange and redemption transactions; placing net purchase and redemption orders with the Company's distributor; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; processing dividend payments; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts, as necessary; providing periodic statements showing a customer's account balances and, to the extent practicable, integrating such information with other customer transactions otherwise effected through or with the Shareholder Servicing Agent; furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases, exchanges and redemptions; transmitting, on behalf of the Company, proxy statements, annual reports, updating prospectuses and other communications from the Company to the shareholders of the Fund; receiving, tabulating and transmitting to the Company proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other or related services as the Company or a shareholder may request. Customers may have or be given the right to vote shares held of record by Shareholder Servicing Agents. Shareholder Servicing

Agents may enter into arrangements with, and pay a portion of their fees to, other entities that perform or assist in performing shareholder administrative support services.

     For the services provided, the Company's Shareholder Servicing Plan permits the Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to
 .30% of the average daily net asset value of shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. The Company has entered into Shareholder Servicing Agreements with Chemical Bank, certain of its affiliates, Furman Selz Incorporated ("Furman Selz") and certain other broker-dealers, pursuant to which it has agreed to pay them a monthly fee from the Fund at an annual rate of .30% of the average daily net asset value of the shares in the Fund for which they provide services. The Shareholder Servicing Agents have agreed to waive voluntarily a portion of their fees for the Fund's current fiscal year so that, during such period, they will receive a monthly fee from the Fund at an annual rate not to exceed .25% of the average daily net asset value of the shares in the Fund for which they provide services. The Company may appoint additional Shareholder Servicing Agents in the future.

     Shareholder Servicing Agents will provide their customers with a schedule of any credits, fees or other conditions that may be applicable to the investment of customer assets in the Fund's shares. The Company's Board of Directors has determined that the amount payable by the Fund in respect of "service fees" (as defined under Section 26 of the Rules of Fair Practice of the NASD) does not exceed 0.25% of the average annual net assets of the Fund.

        ADMINISTRATORS, CUSTODIAN, TRANSFER AGENT AND SUB-TRANSFER AGENT


     Furman Selz and Chemical Bank (together, the "Administrators") serve as the Company's administrators and generally assist the Company in all aspects of its administration and operation. As compensation for its administrative services, Furman Selz receives a monthly fee, based upon the aggregate average daily net assets of the Company's portfolios, at an annual rate of .06% of the first $500 million of average daily net assets, .05% of the next $500 million of average daily net assets and .04% of average daily net assets in excess of $1 billion, and an annual fee of $30,000 per portfolio for fund accounting services. As compensation for its administrative services, Chemical Bank receives a monthly fee at an annual rate of .03% of average daily net assets of the Fund.



     Chemical Bank serves as custodian of the assets of the Company's portfolios. Chemical Bank has also entered into an agreement with the Company for the provision of transfer agency and dividend disbursing services for the Company's portfolios. Furman Selz serves as sub-transfer agent for the Company's portfolios.


     A further discussion of the terms of the Company's administrative, custody, transfer agency, sub-transfer agency and fund accounting arrangements is contained in the Statement of Additional Information.

                                  DISTRIBUTOR

     Shares in the Fund are sold on a continuous basis by the Company's distributor, Hanover Funds Distributor, Inc. (the "Distributor"), an affiliate of Furman Selz. The Distributor's principal offices are located at 237 Park Avenue, New York, New York 10017.

     Solely for the purpose of reimbursing the Distributor for activities primarily intended to result in the sale of Investor Shares, the Fund is authorized to spend up to 0.10% of its net assets attributable to Investor Shares annually in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 promulgated under the 1940 Act, but is not expected to make any such payments during the Fund's current fiscal year. Activities for which the Distributor may be reimbursed include (but are not limited to) the development and implementation of direct mail promotions and advertising for Investor Shares of the Fund and the preparation, printing and distribution of prospectuses for Investor Shares of the Fund to recipients other than existing shareholders.


     Although it is anticipated that some activities intended to promote the Company's Investor Shares will be conducted on a Company-wide basis, payments made under the Plan will generally be used to finance the distribution and sales support activities relating to Investor Shares of the Fund. Expenses incurred in connection with Company-wide activities intended to promote the Company's Investor Shares may be allocated pro rata among the Investor Shares of all portfolios of the Company on the basis of their relative net assets. Allocation of expenses on the basis of relative net assets may result in the subsidization by the Investor Shares of certain of the Company's portfolios of the distribution of Investor Shares of the Company's other portfolios.


                               REGULATORY MATTERS


     Banking laws and regulations, including the Glass-Steagall Act as currently interpreted by the Board of Governors of the Federal Reserve System, prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities, but do not prohibit such a bank holding company or affiliate from acting as investment adviser, administrator, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. Chemical Bank and the Company believe that Chemical Bank and TCB, or any other affiliate of Chemical Bank, may perform the investment advisory, administrative, custody and transfer agency services for the Company, as the case may be, described in this Prospectus, and that Chemical Bank, TCB or any other affiliate of Chemical Bank, subject to such banking laws and regulations, may perform the shareholder services contemplated by this Prospectus, without violation of such banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could prevent Chemical Bank, TCB or any other affiliate of Chemical Bank from continuing to perform investment advisory, administrative, custody or transfer agency services for the Company, as the case may be, or require Chemical Bank, TCB or any other affiliate of Chemical Bank to alter or discontinue the services provided by it to shareholders of the Fund.



     If Chemical Bank, TCB or any other affiliate of Chemical Bank were prohibited from performing investment advisory, administrative, custody or transfer agency services for the Company, as the case may be, it is expected that the Company's Board of Directors would recommend to the Company's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board of Directors. If Chemical Bank, TCB or any other affiliate of Chemical Bank were required to discontinue all or part of its shareholder servicing activities, its customers would be permitted to remain the beneficial owners of Fund shares and alternative means for continuing the servicing of such customers would be sought. The Company does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.

     In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state laws.

                 OTHER INFORMATION CONCERNING FEES AND EXPENSES


     Except as noted below, TCB and the Administrators bear all expenses in connection with the performance of their advisory and administrative services. The Fund bears the expenses incurred in its operations, including: organizational expenses; taxes; interest; fees (including fees paid to its directors); fees payable to the Securities and Exchange Commission (the "Commission"); state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory and administration fees; charges of its custodian, transfer agent, sub-transfer agent and shareholder servicing agents; certain insurance costs; auditing and legal expenses; fees of independent pricing services; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions, if any, in connection with the purchase of portfolio securities. Fund expenses are allocated to Investor Shares based on either expenses identifiable to the Investor Shares or relative net assets of the Investor Shares and other classes of Fund shares. In addition, Investor Shares reimburse the Company's distributor for certain expenses incurred by it in connection with activities primarily intended to result in the sale of Investor Shares of the Fund. All or part of the fees payable by the Fund to the organizations retained to provide services for the Fund may be waived from time to time in order to increase the Fund's net investment income available for distribution to holders of Investor Shares and/or other classes of shares of the Fund.


                            PERFORMANCE INFORMATION

     The Fund may from time to time present its standardized and nonstandardized total return in advertisements. Standardized total return is calculated in accordance with the Commission's formula. Nonstandardized total return differs from the standardized total return only in that it may relate to a nonstandard period, is presented in the aggregate rather than as an annual average or that any applicable sales load is not deducted (if any applicable sales load were deducted, such total return would be lower). In addition, the Fund may make available information as to its "yield" and "effective yield" over a thirty-day period, as calculated in accordance with the Commission's prescribed formula. The "effective yield" assumes that the income earned by an investment in the Fund is reinvested, and will therefore be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The Commission's formulas for calculating performance are described under "Performance Information" in the Statement of Additional Information. Performance quotations will be computed separately for each class of the Fund's shares.

     The performance of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to the performance of other mutual funds as published by Lipper Analytical Services, Inc. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by various national or local financial publications, such as Business Week, Forbes, Fortune, Institutional Investor, Money, The Wall Street Journal, Barron's, Changing Times, Morningstar Mutual Fund Values, U.S.A. Today, or The New York Times or other industry or financial publications.

     All performance information is historical and does not predict future results. Credits and charges incurred by customers of Shareholder Servicing Agents in connection with an investment in the Fund will not be reflected in performance information published by the Fund. See "Management -- Shareholder Servicing Agents." The Company's annual report to shareholders, which is available without charge upon request, contains a discussion of Fund performance for the fiscal year ended November 30, 1995.


                                     TAXES

     The following discussion is only a brief summary of some of the important tax considerations affecting the Company, the Fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign income tax considerations, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers with specific reference to their own tax situation.


     The Fund will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code applicable to regulated investment companies generally will be applied to the Fund separately, rather than to the Company's portfolios as a whole. In addition, net realized long-term capital gains, net investment income (i.e., investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and operating expenses will be determined separately for the Fund. The Fund intends to qualify in the future as a regulated investment company under Subchapter M of the Code. If so qualified, the Fund will not be subject to federal income taxes with respect to net investment income and net realized long-term capital gains, if any, that are distributed to its shareholders, provided that (as intended) the Fund distributes each taxable year at least 90% of its net investment income net of certain deductions allocable to such income. The Fund will be subject to a 4% nondeductible excise tax on its taxable income to the extent it does not meet certain distribution requirements by the end of each calendar year. The Fund intends to make sufficient distributions to avoid application of this excise tax.


     Dividends paid by the Fund from net investment income (including net realized short-term capital gains), will be taxable to shareholders that are otherwise subject to tax as ordinary income whether received in cash or reinvested in additional shares. Dividends declared in October, November or December of any year, payable to shareholders of record on a specified date in such a month, will be deemed to have been received by the shareholders and paid by the Fund on December 31, provided such dividends are paid during January of the following year. Net long-term capital gains, if realized, will be distributed at least annually and will be taxable as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long the shareholder has held shares of the Fund.

STATE AND LOCAL INCOME TAXES

     Some states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. Government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. Government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. Government securities unless the regulated investment company holds at least a required amount of U.S. Government securities. Accordingly, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. Government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. Government securities directly. Shareholders' dividends attributable to the Fund's income from repurchase agreements generally are subject to state and local income taxes. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. Government securities. To the extent that the Fund invests to a substantial degree in U.S. Government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

FOREIGN SHAREHOLDERS

     The preceding description concerning taxes does not apply to shareholders who, as to the United States, are non- resident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships ("Foreign Shareholders"). Foreign Shareholders may be subject to U.S. withholding taxes and should consult with their own tax advisors concerning the specific tax consequences of an investment in the Fund. See "Additional Information Concerning Taxes -- Foreign Shareholders" in the Statement of Additional Information.
                      ------------------------------------

     Descriptions of tax consequences set forth in this Prospectus and in the Statement of Additional Information are intended to be a general guide. In addition, descriptions of state and local income tax consequences in this Prospectus and in the Statement of Additional Information have not been independently verified by the Company, the Fund's investment adviser or their counsel and should not be relied upon as authoritative.

     Investors should consult their own tax advisers regarding specific questions as to the federal, state, local and foreign tax consequences of ownership of shares in the Fund.

                         ORGANIZATION AND CAPITAL STOCK

     The Company was incorporated in Maryland on October 29, 1992. The authorized capital stock of the Company consists of 200,000,000 shares having a par value of $.001 per share. The Company's Articles of Incorporation authorize the issuance of separate series of shares corresponding to shares of the fund as well as shares of other investment portfolios of the Company, and multiple classes of shares of each series. The Company's Board of Directors may, in the future, authorize the issuance of additional series of capital stock representing shares of additional investment portfolios or additional classes of shares of the Fund or the Company's other investment portfolios.


     The Fund is authorized to issue other classes of shares in addition to the Investor Shares. The categories of investors that are eligible to purchase shares may be different for each class of Fund shares. In addition, other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which may affect the relative performance of the different classes of Fund shares. Investors may call the Company at 1-800-821-2371 to obtain additional information about other classes of shares of the Fund that may be offered. Any person entitled receive compensation for selling or servicing shares of the

Fund may receive different levels of compensation with respect to one class of shares of the Fund over another.


     Shares of each class of a portfolio represent interests in that portfolio in proportion to each share's net asset value. All shares of the Company have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series or class is required by law or where the matter involved affects only one series or class (for example, matters pertaining to the plan of distribution relating to Investor Shares will only be voted on by Investor Shares). Under the corporate law of Maryland, the Company's state of incorporation, and the Company's By-Laws (except as required under the 1940 Act), the Company is not required and does not currently intend to hold annual meetings of shareholders for the election of directors. Shareholders, however, do have the right to call for a meeting to consider the removal of one or more of the Company's directors if such a request is made, in writing, by the holders of at least 10% of the Company's outstanding voting securities. In such cases, the Company will assist in calling the meeting (including effecting any necessary shareholder communications) as required under the 1940 Act. A more complete statement of the voting rights of shareholders is contained in the statement of Additional Information.


     All shares of the Company, when issued, will be fully paid and nonassessable.

                            REPORTS TO SHAREHOLDERS

     Shareholders of record will receive unaudited semi-annual reports showing the portfolio for the Fund and other information, and an annual report containing financial statements audited by independent certified public accountants. KPMG Peat Marwick LLP has been appointed as the Company's auditors. The Company's fiscal year ends on November 30.

     Customers can write or call their Shareholder Servicing Agent with any questions relating to their investment in the Fund.

                             ADDITIONAL INFORMATION

     Following is a description of certain additional types of investments which the Fund may make, and certain activities in which the Fund may engage.

ZERO COUPON SECURITIES

     The Fund may invest without limitation in zero coupon securities, which are debt securities that do not pay regular interest payments. Instead, zero coupon securities are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and maturity value. Because interest on a zero coupon security is not distributed on a current basis, it tends to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates. Under the stripped bond rules of the Code, investments by the Fund in zero coupon securities will result in the accrual of interest income on such investments in advance of the receipt of the cash corresponding to such income.

     Among the zero coupon securities in which the Fund may invest are separately traded principal and interest components of U.S. Treasury securities. U.S. Treasury securities with remaining maturities of longer than ten years, are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately. Bonds issued by the Resolution Funding Corporation and other U.S. Government agencies may also be stripped.

MORTGAGE-RELATED SECURITIES

     The Fund may invest without limitation in mortgage-related securities which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA assumptions, the Constant Prepayment Rate (the "CPR") or other similar models that are standard in the industry will be used by a Fund in calculating maturity for purposes of its investment in mortgage-related securities.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage

Association ("GNMA"); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities issued by FNMA include Guaranteed Mortgage Pass-Through Certificates, also known as "Fannie Maes," which are guaranteed as to timely payment of principal and interest by FNMA, and mortgage-related securities issued by the FHLMC include Mortgage Participation Certificates, also known as "Freddie Macs," which are guaranteed as to timely payment of interest and timely or ultimate payment of principal on the underlying mortgage loan by FHLMC.

     The Fund may also invest in investment grade Collateralized Mortgage Obligations ("CMOs") which are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs may be issued through real estate mortgage investment conduits or REMICs. CMOs are structured into multiple classes, with each class bearing a different expected average life or stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. To the extent a particular CMO is issued by an investment company, the Funds' ability to invest in such CMOs will be limited. See "Limiting Investment Risks" in the Statement of Additional Information.

     Assumptions generally accepted by the industry concerning the probability of early payment may be used in the calculation of maturities for debt securities that contain put or call provisions, sometimes resulting in a calculated maturity different than the stated maturity of the security.

     Certain types of mortgage pass-through securities in which the Fund may invest have interest rates that fluctuate based on multiples of a stated index. These securities are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holders thereof to extreme reductions of yield and possible loss of principal even if the securities are rated in the highest categories.

     The Fund expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Fund's investment adviser will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

REPURCHASE AGREEMENTS

     Securities held by the Fund may be subject to repurchase agreements. Pursuant to a repurchase agreement, the Fund will purchase portfolio securities from a seller which commits itself, at the time of sale, to repurchase the securities at a mutually agreed upon time and price. Repurchase agreements may be characterized as loans which are collateralized by the underlying securities. The Fund will enter into repurchase agreements only with (i) U.S. banks that have more than $1 billion in total assets at the time of the transaction and are subject to regulation by the U.S. Government, (ii) foreign banks that at the time of the transaction have more than $10 billion, or the equivalent in other currencies, in total assets and have branches or agencies in the United States,
(iii) foreign branches of U.S. banks that meet the requirements of clause (i) and U.S. branches of foreign banks that meet the requirements of clause (ii), and (iv) brokers and dealers which are deemed creditworthy in accordance with standards adopted by the Company's Board of Directors. The investment adviser for the Fund will monitor, on an ongoing basis, the creditworthiness of the seller and the value of the underlying security, including accrued interest, to ensure that such value equals or exceeds the value of the repurchase agreement. In the event of default by the seller under the repurchase agreement, the Fund could experience losses that include: (i) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (ii) additional expenses to the Fund for enforcing those rights; (iii) possible loss of all or part of the income or proceeds of the repurchase agreement; and (iv) possible delay in the disposition of the underlying security pending court action or possible loss of rights in such securities.

REVERSE REPURCHASE AGREEMENTS

     The Fund may also enter into reverse repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act and are subject to the limitations with respect to entering reverse repurchase agreements included in the second investment limitation under "Limiting Investment Risks."

LOANS OF PORTFOLIO SECURITIES

     The Fund may lend portfolio securities with a value of up to one third of the value of its total assets in order to generate additional income. The Fund may lend securities from its portfolio if liquid assets in an amount at least equal to the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan is maintained by the Fund in a segregated account. Any securities that the Fund may receive as collateral will not become a part of its portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by the Fund will be invested in securities in which the Fund is permitted to invest. The value of securities loaned will be marked to market daily. Portfolio securities purchased with cash collateral are subject to possible depreciation. Loans of securities by the Fund will be subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or a placing broker.

ILLIQUID OR RESTRICTED SECURITIES

     The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. Investments in securities which are "restricted" may involve added expenses to the Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. As set forth under "Limiting Investment Risks," as a matter of fundamental policy the Fund will not invest more than 15% of the value of its total assets in illiquid investments, such as "restricted securities" which are illiquid, and securities that are not readily marketable. As more fully described in the Statement of Additional Information, the Fund may purchase certain restricted securities ("Rule 144A securities") for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933. Rule 144A is a relatively recent development and there is no assurance that a liquid market in Rule 144A securities will develop or be maintained. To the extent that the number of qualified institutional buyers is reduced, a previously liquid Rule 144A security may be determined to be illiquid, thus increasing the percentage of illiquid assets in the Fund's portfolio. The Fund may also invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, which can thus provide liquidity. The Fund's holdings of Rule 144A securities and
Section 4(2) paper which are liquid securities will not be subject to the 15% limitation described above. The Board of Directors of the Company will be responsible for monitoring the liquidity of Rule 144A securities and Section 4(2) paper and the selection by the investment adviser of such instruments.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES

     The Fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund will make commitments to purchase securities on a firm commitment basis only with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable.

     No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

STAND-BY COMMITMENTS

     The Fund may enter into put transactions, including transactions sometimes referred to as stand-by commitments, with respect to securities held in their portfolios. In a put transaction, the Fund acquires the right to sell a security at an agreed upon price within a specified period prior to its maturity date, and a stand-by commitment entitles the Fund to same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. In the event that the party obligated to purchase the underlying security from the Fund defaults on its obligation to purchase the underlying security, then the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. Acquisition of puts will have the effect of increasing the cost of the securities subject to the put and thereby reducing the yields otherwise available from such securities.

OTHER INVESTMENT COMPANIES

     The Fund may invest up to 10% of the value of its total assets in shares of other investment companies, subject to such investments being consistent with the overall objective and policies of the Fund and subject to the limitations of the 1940 Act and the Fund's investment limitations as described in the Statement of Additional Information.

OTHER INVESTMENTS

     The Fund may invest in floating and variable rate instruments, which are discussed more fully in the Statement of Additional Information.

HEDGING AND DERIVATIVES

     The Fund is authorized to use a variety of the investment strategies described below to hedge various market risks (such as interest rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or to seek to increase the Fund's income or gain. Limitations on the portion of the Fund's assets that may be used in connection with the investment strategies described below are set out in the Statement of Additional Information.

     Subject to the constraints described above, the Fund may purchase and sell (or write) exchange-listed and over-the- counter call options, and may purchase exchange-listed and over-the-counter put options, on securities, securities indices, financial futures contracts and fixed income indices and other financial instruments, enter into financial futures contracts, and enter into interest rate transactions (collectively, these transactions are referred to in this Prospectus as "Hedging and Derivatives"). The Fund will not sell (or write) put options, except that it may sell put options to close out existing positions. In addition, the Fund will not engage in futures or options transactions with respect to equity securities or equity securities indices. The Fund's interest rate transactions may take the form of swaps, caps, floors and collars.

     Hedging and Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may use any or all types of Hedging and Derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Hedging and Derivatives will be a function of numerous variables, including market conditions. The ability of the Fund to utilize Hedging and Derivatives successfully will depend on, in addition to the factors described above, the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund's portfolio securities. The Fund is not a "commodity pool" and Hedging and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging, risk management or appropriate portfolio management purposes and not for speculative purposes. The use of certain Hedging and Derivatives will require that the Fund segregate cash, liquid high grade debt obligations or other assets to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. Hedging and Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the view of the Fund's investment adviser as to certain market movements is incorrect, the risk that the use of the Hedging and Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of the Fund's portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell. Losses resulting from the use of Hedging and Derivatives will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Derivatives had not been used.

     The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on a hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the Fund's position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

     A detailed discussion of various Hedging and Derivatives, including applicable regulations of the Commodity Futures Trading Commission and the requirement that assets be segregated with respect to these transactions, appears in the Statement of Additional Information. The Fund will not engage in the currency transactions described therein.
                      ------------------------------------

     For more detailed descriptions of certain of the Fund's investment activities, see "Investment Policies -- Additional Investment Activities" in the Statement of Additional Information.

---------------------------------
SHAREHOLDER SERVICES


To place purchase and redemption orders or obtain account specific information, please call your Chemical Bank account officer.


For performance information, prospectuses or general product information, please call
       The Hanover Investment Funds at:

       1-800-821-2371

INVESTMENT ADVISER

Texas Commerce Bank, National Association


      ---------------------------------------------------------------

      The Hanover

      ---------------------------------------------------------------
      Investment

      ---------------------------------------------------------------
      Funds

      ---------------------------------------------------------------

-------------------------------------------------------------
   - THE SHORT TERM U.S. GOVERNMENT FUND
    INVESTOR SHARES
-------------------------------------------------------------

                                   Prospectus

                       March 29, 1996


LOGO

                       THE HANOVER INVESTMENT FUNDS, INC.
                                237 PARK AVENUE
                            NEW YORK, NEW YORK 10017

     THE HANOVER INVESTMENT FUNDS, INC. (the "Company") is an open-end, management investment company offering shares in several separate portfolios. This Prospectus relates to the Investor Shares of The Hanover U.S. Government Securities Fund (the "Fund"), a diversified portfolio of the Company. The Fund, as well as the Company's other portfolios, have been designed for individual and institutional investors, as well as retirement plans such as IRAs, SEPs, 401(k)s and 403(b)s.

     THE HANOVER U.S. GOVERNMENT SECURITIES FUND'S investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital, by investing primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements with respect thereto. There is no restriction on the maturity of the Fund's portfolio or any individual portfolio security.

     Investments in the Fund are not guaranteed or insured by the U.S. Government. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, CHEMICAL BANK OR ITS AFFILIATES, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

     The Investor Shares may bear certain costs in connection with the distribution of such shares as provided in a plan adopted pursuant to Rule 12b-1 promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"). All purchase and redemption orders must be placed through a Shareholder Servicing Agent, which is a financial institution that has entered into an agreement with the Company to provide various shareholder services to the beneficial owners of Fund shares, or the Company's distributor. For more information about Shareholder Servicing Agents, see "Management -- Shareholder Servicing Agents" in this Prospectus.


     This Prospectus sets forth concisely the information concerning the Fund that a prospective investor should know before investing. This Prospectus should be read and retained for ready reference to information about the Fund. A Statement of Additional Information dated March 29, 1996, as amended or supplemented from time to time, containing additional information about the Fund has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. An investor may obtain a Statement of Additional Information without charge by writing the Company at its address shown above.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
       SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
          COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
             PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                CRIMINAL OFFENSE.


March 29, 1996

                               TABLE OF CONTENTS


                                                                                        PAGE
                                                                                        ----
The Fund's Expenses...................................................................    3
Financial Highlights..................................................................    5
Investment Objectives and Policies....................................................    6
Limiting Investment Risks.............................................................    7
Risk Factors and Special Considerations...............................................    8
Determination of Net Asset Value......................................................    9
How to Purchase and Redeem Shares.....................................................   10
  Purchase of Shares..................................................................   10
  Exchange Privileges.................................................................   11
  In-Kind Purchases...................................................................   11
  Redemption of Shares................................................................   11
Dividends And Distributions...........................................................   12
Management............................................................................   12
  Investment Adviser..................................................................   12
  Shareholder Servicing Agents........................................................   13
  Administrators, Custodian, Transfer Agent and Sub-Transfer Agent....................   14
  Distributor.........................................................................   14
  Regulatory Matters..................................................................   15
  Other Information Concerning Fees and Expenses......................................   16
Performance Information...............................................................   16
Taxes.................................................................................   17
Organization and Capital Stock........................................................   18
Reports to Shareholders...............................................................   19
Additional Information................................................................  A-1


                      ------------------------------------

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE COMPANY'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              THE FUND'S EXPENSES


     The following expense table is provided to assist investors in understanding the various costs and expenses that an investor will indirectly incur as a beneficial owner of Investor Shares of the Fund. The table reflects information for the fiscal year ended November 30, 1995 for the Fund.


        ANNUAL FUND OPERATING EXPENSES
          (as a percentage of average net assets annualized)
        Management Fees (after waivers)(*).....................................   .45%
        12b-1 Fees (after waivers)(**).........................................   .00%
        Other Expenses (after waivers and expense reimbursements)(***).........   .40%
                                                                                  ---
        Total Fund Operating Expenses
          (after waivers and expense reimbursements)(****).....................   .85%
                                                                                  ===

---------------
   * Reflects voluntary waiver of advisory fees which is expected to continue for the Fund's current fiscal year. Management fees may be further reduced in connection with the waivers and expense reimbursements discussed below. Absent any waiver, the ratio of management fees to average daily net assets would have been .50%.

  ** The Fund is authorized to spend up to .10% annually of its net assets attributable to Investor Shares in accordance with a Plan of Distribution to reimburse its distributor for activities primarily intended to result in the sale of Investor Shares, but is expected to bear no such fees for the Fund's current fiscal year. See "Management -- Distributor" in this Prospectus.


 *** Restated to reflect an agreement by the Fund's service providers to waive fees and/or reimburse expenses as described below for the Fund's current fiscal year. "Other Expenses" include audit, administration, custody, shareholder servicing, legal, registration, transfer agency and miscellaneous other charges. Absent any voluntary waivers and expense reimbursements, the ratio of "Other Expenses" to average daily net assets would have been .61%.



**** Restated to reflect an agreement by the Fund's service providers to waive fees and/or reimburse expenses such that "Total Fund Operating Expenses" do not exceed .85% of the Fund's average net assets attributable to Investor Shares for the Fund's current fiscal year. Absent any voluntary waivers and expense reimbursements, the ratio of "Total Fund Operating Expenses" to average daily net assets would have been 1.11%.


     For additional information with respect to the expenses identified in the table above, see "Management" in this Prospectus and "Management" and "Distributor" in the Statement of Additional Information.

EXAMPLE:

     The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in Investor Shares of the Fund. These amounts are based upon payment by the Fund of operating expenses at the level set forth in the expense table above, and are also based upon the following assumptions:

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


        1 year.............................................................   $  8.71
        3 years............................................................   $ 27.23
        5 years............................................................   $ 47.31
        10 years...........................................................   $105.23


     THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AS ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, while the example assumes a 5% annual return, the Fund's actual performance will vary and may result in actual returns that are greater or less than 5%.

     Credits or charges, not reflected in the expense table above, may be incurred directly by customers of financial institutions in connection with an investment in the Fund. The Company understands that Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to these accounts. See "Management -- Shareholder Servicing Agents."

     Long-term shareholders in mutual funds with 12b-1 fees, such as those provided for under the Plan of Distribution pertaining to Investor Shares of the Fund, may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc. ("NASD"). The Investor Shares of the Fund do not currently bear any such fees and are not expected to bear any such fees during the Fund's current fiscal year.

                              FINANCIAL HIGHLIGHTS


     The condensed financial information included below is supplementary information to the financial statements contained in the Statement of Additional Information, and sets forth certain information concerning the investment results for Investor Shares of the Fund for the periods presented. The financial statements and financial highlights for Investor Shares of the Fund for the period ended November 30, 1993 and the years ended November 30, 1994 and 1995 have been audited by KPMG Peat Marwick LLP, whose unqualified report thereon is contained in the Statement of Additional Information.



                                                    THE HANOVER U.S. GOVERNMENT SECURITIES FUND
                                             (FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                            ------------------------------------------------------------
                                               YEAR ENDED           YEAR ENDED           PERIOD ENDED
                                            NOVEMBER 30, 1995    NOVEMBER 30, 1994    NOVEMBER 30, 1993*
                                            -----------------    -----------------    ------------------
Net Asset Value, Beginning of Period.....          $ 9.23              $10.27                $10.00
                                            -----------------    -----------------       ----------
Income from Investment Operations:
  Net investment income (loss)...........           0.56                 0.50                  0.34
  Net gain (loss) on securities (both
     realized and unrealized)............           0.95                (0.94)                 0.27
                                            -----------------    -----------------       ----------
  Total from Investment Operations.......           1.51                (0.44)                 0.61
                                            -----------------    -----------------       ----------
Less Distributions:
  Dividends from net investment income...          (0.56)               (0.50)                (0.34)
  Distributions from capital gains.......             --                (0.10)                   --
                                            -----------------    -----------------       ----------
  Total Distributions....................          (0.56)               (0.60)                (0.34)
                                            -----------------    -----------------       ----------
Net Asset Value, End of Period...........         $10.18               $ 9.23                $10.27
                                            -----------------    -----------------       ----------
Total Return**...........................          16.82%               (4.41)%                6.16%+
                                            ==============       ==============       ===============
Ratios/Supplemental Data:
  Net Assets, End of Period (in
     thousands)..........................        $83,304              $83,649              $ 86,089
  Ratio of Expenses to Average Net
     Assets++............................           0.85%                0.85%                 0.85%+++
  Ratio of Net Investment Income (Loss)
     to Average Net Assets...............           5.78%                5.15%                 4.26%+++
  Portfolio Turnover Rate................         220.12%              134.29%                37.45%


---------------
  * Fund commenced operations on February 19, 1993.

 ** Until February 28, 1994, Investor Shares of the Fund were sold subject to the imposition of a sales load, which is not reflected in the total return figures.

  + Total Return not annualized.


 ++ Ratios of expenses before effect of waivers were 1.11%, 1.04% and 1.04%
    (annualized), respectively.


+++ Annualized.

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of the Fund is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Fund invests primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, as described below ("U.S. Government Securities"), and repurchase agreements with respect thereto. Guarantees of principal and interest on obligations that may be purchased by the Fund are not guarantees of the market value of such obligations, nor do they extend to the value of shares of the Fund. There is no restriction on the maturity of the Fund's portfolio or any individual portfolio security. The Fund's investment adviser will be free to take advantage of the entire range of maturities of securities eligible for inclusion in the Fund's portfolio and may adjust the average maturity of the Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. Since the Fund invests extensively in U.S. Government Securities, certain of which have less credit risk than that associated with other securities, the level of income achieved by the Fund may not be as high as that of other funds which invest in lower quality securities.

UNITED STATES TREASURY OBLIGATIONS

     The Fund may invest in U.S. Treasury obligations, which are backed by the full faith and credit of the U.S. Government as to payment of principal and interest. U.S. Treasury obligations consist of bills, notes and bonds, which generally differ in their interest rates and maturities.

UNITED STATES GOVERNMENT AGENCY AND INSTRUMENTALITY OBLIGATIONS

     The Fund may invest in securities issued or guaranteed by U.S. Government agencies and instrumentalities, including obligations that are supported by: (i) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); (ii) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (iii) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment. Other agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. Government include the Banks for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Student Loan Marketing Association and Resolution Funding Corporation.

     The Fund may invest extensively in mortgage-related U.S. Government Securities, which are subject to greater volatility than other fixed income securities and certain other considerations as described under "Additional Information." The mortgage-related U.S. Government Securities in which the Fund may invest include GNMA and FHLMC certificates, as well as certificates issued by the Federal National Mortgage Association. The Fund will not invest in principal-only or interest-only stripped mortgage-related securities.

OTHER INVESTMENTS AND ACTIVITIES

     Under normal circumstances, at least 65% of the value of the Fund's total assets will be invested in U.S. Government Securities and repurchase agreements with respect thereto. The Fund may, at any time, hold up to 35% of the value of its total assets in high quality, short-term money market instruments and certain domestic or foreign fixed income securities, as described under "Additional

Information." Such fixed income securities must be rated, at the time of investment, at least "A" or the equivalent by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Ratings Group ("S&P"), have a comparable rating assigned by another nationally recognized statistical rating organization ("NRSRO"), or, if not rated, be of comparable quality as determined by the Fund's investment adviser. A description of Moody's and S&P ratings is contained in the Statement of Additional Information. Investment in foreign securities involves certain risks, as described under "Risk Factors and Special Considerations" below.

     The Fund may engage in certain other activities and utilize certain other strategies, as described and subject to the limitations and risks described under "Additional Information." The Fund may also hold cash pending investment in portfolio securities. The Fund has no current intention to engage in the various investment strategies referred to under "Additional Information" under the caption "Hedging and Derivatives," but it is authorized to engage in all of those strategies with the exception of entering into futures or options transactions with respect to equity securities or equity securities indices. A description of these investment strategies and certain risks associated therewith is contained under the caption "Additional Information" in this Prospectus and in the Statement of Additional Information.
                      ------------------------------------

     The investment objective of the Fund is fundamental and may not be changed without the affirmative vote of a "majority" of its outstanding shares (as defined below under "Limiting Investment Risks"). Of course, achievement of the objective cannot be guaranteed. The investment policies and activities of the Fund, with the exception of those which are identified as fundamental, are not fundamental and may be changed by the Board of Directors of the Company without the approval of shareholders. Additional fundamental investment policies of the Fund are identified under "Limiting Investment Risks" below and in the Statement of Additional Information.

     The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly changing market conditions or interest rates. The portfolio turnover of the Fund may be higher than that of other investment companies. While it is impossible to predict with certainty the portfolio turnover for the Fund, the Fund's investment adviser expects that the annual turnover rate will not exceed 200%. High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. High portfolio turnover rates may also make it more difficult for the Fund to satisfy the requirement for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), that less than 30% of the Fund's gross income in any tax year be derived from gains on the sale of securities held for less than three months. The portfolio turnover rate is computed by dividing the lesser amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).

                           LIMITING INVESTMENT RISKS

     To further protect investors, the Fund has adopted the following investment limitations, certain of which are subject to additional operating limitations as described below:

          (i) the Fund may not invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, up to 25% of the value of the total assets of the Fund may be invested without regard to this limitation;

          (ii) the Fund may not issue senior securities, borrow money (including entering into reverse repurchase agreements) or pledge or mortgage its assets, except that the Fund may borrow from banks up to one-third of the current value of its total assets for temporary purposes and these borrowings may be secured by the pledge of not more than one-third of the current value of the Fund's total assets, and the Fund may enter into reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of one-third of the value of their assets, less bank borrowings outstanding for temporary purposes, at the time of entry into such agreements; provided that additional portfolio securities may not be purchased by the Fund while borrowings and reverse repurchase agreements exceed 5% of the Fund's total assets; and

          (iii) the Fund may not invest an amount equal to 15% or more of the current value of its total assets in investments that are illiquid.

     The foregoing investment limitations and those described in the Statement of Additional Information are fundamental policies of the Fund that may be changed only when permitted by law and approved by the holders of a majority of the Fund's outstanding shares. If a percentage restriction on investment or use of assets contained in these investment limitations is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. As used in this Prospectus and in the Statement of Additional Information, the term "majority," when referring to the approvals to be obtained from shareholders in connection with matters affecting the Fund (e.g., approval of investment advisory contracts), means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and to fractional votes for fractional shares held.

     With respect to investment limitation (i), the Fund will consider unconditional demand features as not being issued by the entity providing the demand feature, provided that the value of all securities held by the Fund issued by or subject to demand features from each such entity and owned by the Fund does not exceed 10% of the Fund's total assets. In addition, with respect to investment limitation (i), the Fund treats repurchase agreements as an acquisition of the underlying securities, provided that the obligation to repurchase the underlying securities is fully collateralized.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     The Fund does not constitute a balanced or complete investment program, and the net asset value of the shares of the Fund can be expected to fluctuate.

     The performance of the Fund depends in part on interest rate changes. As interest rates increase, the value of the fixed income securities held by the Fund tends to decrease. This effect will be more pronounced with respect to investments by the Fund in mortgage-related securities, the value of which are more sensitive to interest rate changes. There is no restriction on the maturity of the Fund's portfolio or any individual portfolio security, and to the extent the Fund invests in securities with longer maturities, the volatility of the Fund in response to changes in interest rates can be expected to be greater than if the Fund had invested in comparable securities with shorter maturities. The performance of the Fund will also depend on the quality of its investments. While U.S. Government Securities generally are of high quality, government securities that are not backed by the full faith and credit of the U.S. Treasury may be affected by changes in the creditworthiness of the agency that issued them.

     The Fund may invest to a limited extent in foreign securities. Investments in foreign securities may involve investment risks such as future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such securities held by the Fund, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other foreign governmental laws or restrictions that might adversely affect the payment of the principal of and interest on such securities held by the Fund. Changes in the exchange rates of foreign currencies in which the Fund's investments may be denominated will affect the U.S. dollar value of the Fund's assets and the Fund's yield. Foreign securities markets may be smaller and less liquid and subject to greater price volatility than U.S. markets. Delays or problems with settlement in foreign markets could affect the liquidity of the Fund's foreign investments and adversely affect performance. Investment in foreign securities also may result in higher brokerage and other costs and the imposition of transfer taxes or transaction charges. In addition, there may be less publicly available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such securities.

     The Fund does not purchase securities that they believe, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Fund's investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to the Fund's investments, the effect may be to reduce the income received by the Fund on such investments.

     For a discussion of certain risks associated with the additional investment activities in which the Fund may engage, including certain risks associated with mortgage-related securities, see "Additional Information."

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of each class of the Fund for the purpose of pricing purchase and redemption orders is determined as of 4:15 p.m., Eastern time, on each Business Day. "Business Day" means each weekday except those holidays on which the Federal Reserve Bank of New York, the New York Stock Exchange (the "Exchange") or the investment advisers are closed. Currently, those holidays include: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. Net asset value per share of each class of the Fund's shares is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that class outstanding. In calculating net asset value, the Fund's portfolio securities will be valued at market value where there is a reliable market quotation available for the securities and otherwise at fair value as determined by or under the direction of the Company's Board of Directors. The Fund may determine the market value of individual portfolio securities by prices provided to it by one or more professional independent pricing services.

                       HOW TO PURCHASE AND REDEEM SHARES

                               PURCHASE OF SHARES

     Orders for purchases of Investor Shares of the Fund will be executed at the net asset value per share next determined after an order has been transmitted to and accepted by the Company's distributor. All purchase orders must be placed through a Shareholder Servicing Agent or the Company's distributor in accordance with procedures established by it in connection with the requirements of the accounts of customers. Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures and payment methods for the purchase and redemption of Fund shares, such as pre-authorized or automatic purchase and redemption programs. Each Shareholder Servicing Agent may establish its own terms and conditions with respect to the services provided by it, including the requirement of a minimum initial investment and limitations on the amounts of transactions, with respect to such services. Shareholder Servicing Agents will provide their customers with a schedule of any credits, fees or other conditions that may be applicable to the investment of customer assets in Fund shares. Shares of the Fund may be held of record by a customer's shareholder servicing agent.

     If orders placed through the Company's distributor are paid for by check, the order will become effective on the day on which funds are made available with respect to the check, which will generally be the Business Day following receipt of the check if the check is received by 2:00 p.m., Eastern time. A customer who purchases Fund shares through the Company's distributor by personal check will be permitted to redeem those shares only after the purchase check has been collected, which may take up to 15 days or more. Customers who anticipate the need for more immediate access to their investment should purchase shares with federal funds. A customer purchasing Fund shares through a Shareholder Servicing Agent should contact his Shareholder Servicing Agent with respect to the ability to purchase shares by check and the related procedures.

     For further information as to how to direct a Shareholder Servicing Agent to purchase shares of the Fund on his behalf, a customer should contact his Shareholder Servicing Agent or the Company's distributor.

     The Company reserves the right to suspend the offering of shares of the Fund for a period of time and to reject any purchase order. For example, a purchase order may be refused if, in the investment adviser's opinion, it is of a size that would disrupt management of the Fund.

PURCHASE BY AUTOMATIC INVESTMENT

     Investors may participate in the Company's Automatic Investment Program, which is an investment plan offered by certain Shareholder Servicing Agents that automatically debits money from the investor's designated bank account and invests it in one or more of the Company's portfolios through the use of electronic fund transfers or automatic bank drafts. Investors may elect to make investments by transfers of a minimum of $100 on either the tenth or twenty-fifth day of each month into their established account. No minimum initial investment applies when an account is established through the Automatic Investment Program. For further information regarding the Automatic Investment Program, an investor should contact his Shareholder Servicing Agent or the Company's distributor.

                              EXCHANGE PRIVILEGES

     The Company offers the ability to exchange shares of the same class in one of its portfolios for shares in another of its portfolios in an identically registered account without a sales load being incurred. For information as to how to engage in an exchange transaction, a customer should contact his Shareholder Servicing Agent. Before engaging in an exchange transaction, a shareholder should carefully read the prospectus describing the portfolio into which the exchange will occur. A shareholder may not exchange shares of one portfolio for shares of another portfolio if shares of the portfolio into which the investor desires to exchange are not qualified for sale in the state of the shareholder's residence. The Company may terminate or amend the terms of the exchange privilege at any time. Under Commission rules, 60 days' prior notice of any amendments or termination of exchange privileges will be given to shareholders, except in certain extraordinary circumstances. An exchange is treated as a sale of a security on which a gain or loss may be recognized. All exchanges will be made based on the net asset value next determined following receipt of the request by a portfolio in good order.

     If your Shareholder Servicing Agent provides for the exchange of portfolio shares by mail, you may be required to send a letter of instruction containing the signatures of all registered owners or authorized parties. Signatures may be required to be guaranteed by a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

                               IN-KIND PURCHASES

     Under certain circumstances, shares of the Fund may be purchased in exchange for securities which are eligible for acquisition by the Fund. A gain or loss for federal income tax purposes may be realized by taxable investors making in- kind purchases upon the exchange depending upon the cost of the securities exchanged. Investors interested in such exchanges should contact the Fund's investment adviser. In-kind purchases are described more fully in the Statement of Additional Information.

                              REDEMPTION OF SHARES

     A customer may redeem all or part of his shares only on any Business Day either through the Company's distributor or in accordance with instructions and limitations pertaining to his account with his Shareholder Servicing Agent. Redemption orders are effected at the net asset value per share next determined after the order is received by the Company's distributor. Payment for redemption orders received by the Company's distributor will normally be wired or credited to the Shareholder Servicing Agent on the next Business Day, but in any event within seven days.

     No charge for wiring redemption payments is imposed by the Company, although Shareholder Servicing Agents may charge their customers' accounts for redemption services.

     The Company may suspend the right of redemption or postpone the day of payment for shares for more than seven days during any period when (i) trading on the Exchange is restricted by applicable rules and regulations of the Commission; (ii) the Exchange is closed for other than customary weekend and holiday closings; (iii) the Commission has by order permitted such suspension; or (iv) an emergency exists as determined by the Commission.

     In connection with a written redemption request, a shareholder may be required to have the signatures of all registered owners or authorized parties guaranteed by a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

     For further information as to how to direct a Shareholder Servicing Agent to redeem shares of the Fund on his behalf, a customer should contact his Shareholder Servicing Agent or the Company's distributor.

                          DIVIDENDS AND DISTRIBUTIONS

     The Fund will declare dividends of substantially all of its net income daily and pay those dividends monthly. The Fund will distribute, at least annually, substantially all net capital gains, if any, earned by the Fund. The Fund will inform shareholders of the amount and nature of all such income or gains.

     Dividends are paid in the form of additional shares of the same class of the Fund, unless the shareholder of record has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Fund's transfer agent and will become effective with respect to dividends paid after its receipt. The procedure by which a customer of a Shareholder Servicing Agent may elect to receive dividends in cash and the method of payment of such dividends by the Shareholder Servicing Agent to its customer will be determined by the Shareholder Servicing Agent. Dividends that are otherwise taxable are taxable to investors whether received in cash or in additional shares of the Fund. There is no sales charge imposed on the reinvestment of dividends in additional shares.

     Shares purchased will begin earning dividends on the Business Day following the date on which federal funds are available to the Fund in payment for such shares. Shares redeemed will earn dividends through the date of redemption. Net investment income for a Saturday, Sunday or a holiday will be declared as a dividend on the prior Business Day. Investors who redeem all or a portion of Fund shares prior to a dividend payment date will be entitled on the next dividend payment date, to all dividends declared but unpaid on those shares at the time of their redemption.

                                   MANAGEMENT

     The business and affairs of the Fund are managed under the general direction and supervision of the Company's Board of Directors. The Fund's day-to-day operations are handled by the Company's officers.

                               INVESTMENT ADVISER

     The Portfolio Group, Inc. ("The Portfolio Group") provides investment advisory services to the Fund pursuant to an Advisory Agreement with the Company (the "Advisory Agreement"). Subject to such policies as the Company's Board of Directors may determine, The Portfolio Group makes investment decisions for the Fund. The Advisory Agreement provides that, as compensation for services thereunder, The Portfolio Group is entitled to receive from the Fund a monthly fee at an annual rate of .50% of the average daily net assets of the Fund.

     Mr. John G. Schmucker III, Vice President and Senior Fixed Income Portfolio Manager at The Portfolio Group, has had primary responsibility for the day-to-day management of the Fund's portfolio since August 10, 1995. From June 1990 until he joined The Portfolio Group in November 1992, Mr. Schmucker was the Chief Investment Officer of Chemical Bank's Official Institutions Group. Prior to this, Mr. Schmucker held a variety of fixed-income positions including trader, salesman and portfolio manager over a securities industry career that began in 1969.



     The Portfolio Group was organized in March 1983 and is ultimately controlled and owned by Chemical Banking Corporation, a bank holding company ("Chemical"). The Portfolio Group provides a wide range of asset management services to individuals, institutions and retirement benefit plans. Its investment management responsibilities, as of January 31, 1996, included accounts with aggregate assets in excess of $11 billion.


     The principal business address of The Portfolio Group is 600 Fifth Avenue, New York, New York 10020. Chemical Bank, a wholly-owned subsidiary of Chemical and an affiliate of The Portfolio Group, provides additional services to the Company, as described below.

                          SHAREHOLDER SERVICING AGENTS

     Pursuant to a Shareholder Servicing Plan adopted by the Board of Directors of the Company, the Company may enter into Shareholder Servicing Agreements with financial institutions ("Shareholder Servicing Agents"). Shareholder administrative support services will be performed by Shareholder Servicing Agents for their customers who beneficially own shares. Such services, which are described more fully in the Statement of Additional Information, may include, among other things: answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares of the Fund may be effected and certain other matters pertaining to the Fund; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in aggregating and processing purchase, exchange and redemption transactions; placing net purchase and redemption orders with the Company's distributor; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; processing dividend payments; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts, as necessary; providing periodic statements showing a customer's account balances and, to the extent practicable, integrating such information with other customer transactions otherwise effected through or with the Shareholder Servicing Agent; furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases, exchanges and redemptions; transmitting, on behalf of the Company, proxy statements, annual reports, updating prospectuses and other communications from the Company to the shareholders of the Fund; receiving, tabulating and transmitting to the Company proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other or related services as the Company or a shareholder may request. Customers may have or be given the right to vote shares held of record by Shareholder Servicing Agents. Shareholder Servicing Agents may enter into arrangements with, and pay a portion of their fees to, other entities that perform or assist in performing shareholder administrative support services.

     For the services provided, the Company's Shareholder Servicing Plan permits the Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to
 .30% of the average daily net asset value of shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. The Company has entered into Shareholder Servicing Agreements with Chemical Bank, certain of its affiliates, Furman Selz Incorporated ("Furman Selz") and certain other broker-dealers, pursuant to which it has agreed to pay them a monthly fee from the Fund at an annual rate of .30% of the average daily net asset value of the shares in the Fund for which they provide services. The Shareholder Servicing Agents have agreed to waive voluntarily a portion of their fees during the Fund's current fiscal year so that, during such period, they will receive a monthly fee from the Fund at an annual rate not to exceed .25% of the average daily net asset value of the shares in the Fund for which they provide services. The Company may appoint additional Shareholder Servicing Agents in the future.

     Shareholder Servicing Agents will provide their customers with a schedule of any credits, fees or other conditions that may be applicable to the investment of customer assets in the Fund's shares. The Company's Board of Directors has determined that the amount payable by the Fund in respect of "service fees" (as defined under Section 26 of the Rules of Fair Practice of the NASD) does not exceed 0.25% of the average annual net assets of the Fund.

                   ADMINISTRATORS, CUSTODIAN, TRANSFER AGENT
                             AND SUB-TRANSFER AGENT


     Furman Selz and Chemical Bank (together, the "Administrators") serve as the Company's administrators and generally assist the Company in all aspects of its administration and operation. As compensation for its administrative services, Furman Selz receives a monthly fee, based upon the aggregate average daily net assets of the Company's portfolios, at an annual rate of .06% of the first $500 million of average daily net assets, .05% of the next $500 million of average daily net assets and .04% of average daily net assets in excess of $1 billion, and an annual fee of $30,000 per portfolio for fund accounting services. As compensation for its administrative services, Chemical Bank receives a monthly fee at an annual rate of .03% of average daily net assets of the Fund.



     Chemical Bank serves as custodian of the assets of the Company's portfolios. Chemical Bank has also entered into an agreement with the Company for the provision of transfer agency and dividend disbursing services for the Company's portfolios. Furman Selz serves as sub-transfer agent for the Company's portfolios.


     A further discussion of the terms of the Company's administrative, custody, transfer agency, sub-transfer agency and fund accounting arrangements is contained in the Statement of Additional Information.

                                  DISTRIBUTOR

     Shares in the Fund are sold on a continuous basis by the Company's distributor, Hanover Funds Distributor, Inc. (the "Distributor"), an affiliate of Furman Selz. The Distributor's principal offices are located at 237 Park Avenue, New York, New York 10017.

     Solely for the purpose of reimbursing the Distributor for activities primarily intended to result in the sale of Investor Shares, the Fund is authorized to spend up to 0.10% of its net assets attributable to Investor Shares annually in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 promulgated under the 1940 Act, but is not expected to make any such payments during the Fund's current fiscal year. Activities for which the Distributor may be reimbursed include (but are not limited to) the development and implementation of direct mail promotions and advertising for Investor Shares of the Fund and the preparation, printing and distribution of prospectuses for Investor Shares of the Fund to recipients other than existing shareholders.

     Although it is anticipated that some activities intended to promote the Company's Investor Shares will be conducted on a Company-wide basis, payments made under the Plan will generally be used to finance the distribution and sales support activities relating to Investor Shares of the Fund. Expenses incurred in connection with Company-wide activities intended to promote the Company's Investor Shares may be allocated pro rata among the Investor Shares of all portfolios of the Company on the basis of their relative net assets. Allocation of expenses on the basis of relative net assets may result in the subsidization by the Investor Shares of certain of the Company's portfolios of the distribution of Investor Shares of the Company's other portfolios.


                               REGULATORY MATTERS


     Banking laws and regulations, including the Glass-Steagall Act as currently interpreted by the Board of Governors of the Federal Reserve System, prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities, but do not prohibit such a bank holding company or affiliate from acting as investment adviser, administrator, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. Chemical Bank and the Company believe that Chemical Bank and The Portfolio Group, or any other affiliate of Chemical Bank, may perform the investment advisory, administrative, custody and transfer agency services for the Company, as the case may be, described in this Prospectus, and that Chemical Bank, Texas Commerce Bank National Association ("TCB") or any other affiliate of Chemical Bank, subject to such banking laws and regulations, may perform the shareholder services contemplated by this Prospectus, without violation of such banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could prevent Chemical Bank, The Portfolio Group or any other affiliate of Chemical Bank from continuing to perform investment advisory, administrative, custody or transfer agency services for the Company, as the case may be, or require Chemical Bank, TCB or any other affiliate of Chemical Bank to alter or discontinue the services provided by it to shareholders of the Fund.



     If Chemical Bank, The Portfolio Group or any other affiliate of Chemical Bank were prohibited from performing investment advisory, administrative, custody or transfer agency services for the Company, as the case may be, it is expected that the Company's Board of Directors would recommend to the Company's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board of Directors. If Chemical Bank, TCB or any other affiliate of Chemical Bank were required to discontinue all or part of its shareholder servicing activities, its customers would be permitted to remain the beneficial owners of Fund shares and alternative means for continuing the servicing of such customers would be sought. The Company does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.


     In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state laws.

                 OTHER INFORMATION CONCERNING FEES AND EXPENSES

     Except as noted below, The Portfolio Group and the Administrators bear all expenses in connection with the performance of their advisory and administrative services. The Fund bears the expenses incurred in its operations, including: organizational expenses; taxes; interest; fees (including fees paid to its directors); fees payable to the Securities and Exchange Commission (the "Commission"); state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory and administration fees; charges of its custodian, transfer agent, sub-transfer agent and shareholder servicing agents; certain insurance costs; auditing and legal expenses; fees of independent pricing services; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions, if any, in connection with the purchase of portfolio securities. Fund expenses are allocated to Investor Shares based on either expenses identifiable to the Investor Shares or relative net assets of the Investor Shares and other classes of Fund shares. In addition, Investor Shares reimburse the Company's distributor for certain expenses incurred by it in connection with activities primarily intended to result in the sale of Investor Shares of the Fund. All or part of the fees payable by the Fund to the organizations retained to provide services for the Fund may be waived from time to time in order to increase the Fund's net investment income available for distribution to holders of Investor Shares and/or other classes of shares of the Fund.

                            PERFORMANCE INFORMATION

     The Fund may from time to time present its standardized and nonstandardized total return in advertisements. Standardized total return is calculated in accordance with the Commission's formula. Nonstandardized total return differs from the standardized total return only in that it may relate to a nonstandard period, is presented in the aggregate rather than as an annual average or that any applicable sales load is not deducted (if any applicable sales load were deducted, such total return would be lower). In addition, the Fund may make available information as to its "yield" and "effective yield" over a thirty-day period, as calculated in accordance with the Commission's prescribed formula. The "effective yield" assumes that the income earned by an investment in the Fund is reinvested, and will therefore be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The Commission's formulas for calculating performance are described under "Performance Information" in the Statement of Additional Information. Performance quotations will be computed separately for each class of the Fund's shares.

     The performance of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to the performance of other mutual funds as published by Lipper Analytical Services, Inc. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by various national or local financial publications, such as Business Week, Forbes, Fortune, Institutional Investor, Money, The Wall Street Journal, Barron's, Changing Times, Morningstar Mutual Fund Values, U.S.A. Today, or The New York Times or other industry or financial publications.

     All performance information is historical and does not predict future results. Credits and charges incurred by customers of Shareholder Servicing Agents in connection with an investment in the Fund will not be reflected in performance information published by the Fund. See "Management -- Shareholder Servicing Agents." The Company's annual report to shareholders, which is available without charge upon request, contains a discussion of Fund performance for the fiscal year ended November 30, 1995.


                                     TAXES

     The following discussion is only a brief summary of some of the important tax considerations affecting the Company, the Fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign income tax considerations, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers with specific reference to their own tax situation.


     The Fund will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code applicable to regulated investment companies generally will be applied to the Fund separately, rather than to the Company's portfolios as a whole. In addition, net realized long-term capital gains, net investment income (i.e., investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and operating expenses will be determined separately for the Fund. The Fund intends to qualify in the future as a regulated investment company under Subchapter M of the Code. If so qualified, the Fund will not be subject to federal income taxes with respect to net investment income and net realized long-term capital gains, if any, that are distributed to its shareholders, provided that (as intended) the Fund distributes each taxable year at least 90% of its net investment income net of certain deductions allocable to such income. The Fund will be subject to a 4% nondeductible excise tax on its taxable income to the extent it does not meet certain distribution requirements by the end of each calendar year. The Fund intends to make sufficient distributions to avoid application of this excise tax.


     Dividends paid by the Fund from net investment income (including net realized short-term capital gains), will be taxable to shareholders that are otherwise subject to tax as ordinary income whether received in cash or reinvested in additional shares. Dividends declared in October, November or December of any year, payable to shareholders of record on a specified date in such a month, will be deemed to have been received by the shareholders and paid by the Fund on December 31, provided such dividends are paid during January of the following year. Net long-term capital gains, if realized, will be distributed at least annually and will be taxable as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long the shareholder has held shares of the Fund.

STATE AND LOCAL INCOME TAXES

     Some states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. Government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. Government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. Government securities unless the regulated investment company holds at least a required amount of U.S. Government securities. Accordingly, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. Government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. Government securities directly. Shareholders' dividends attributable to the Fund's income from repurchase agreements generally are subject to state and local income taxes. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. Government securities. To the extent that the Fund invests to a substantial degree in U.S. Government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

FOREIGN SHAREHOLDERS

     The preceding description concerning taxes does not apply to shareholders who, as to the United States, are non-resident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships ("Foreign Shareholders". Foreign Shareholders may be subject to U.S. withholding taxes and should consult with their own tax advisors concerning the specific tax consequences of an investment in the Fund. See "Additional Information Concerning Taxes -- Foreign Shareholders" in the Statement of Additional Information.
                      ------------------------------------

     Descriptions of tax consequences set forth in this Prospectus and in the Statement of Additional Information are intended to be a general guide. In addition, descriptions of state and local income tax consequences in this Prospectus and in the Statement of Additional Information have not been independently verified by the Company, the Fund's investment adviser or their counsel and should not be relied upon as authoritative.

     Investors should consult their own tax advisers regarding specific questions as to the federal, state, local and foreign tax consequences of ownership of shares in the Fund.

                         ORGANIZATION AND CAPITAL STOCK

     The Company was incorporated in Maryland on October 29, 1992. The authorized capital stock of the Company consists of 200,000,000 shares having a par value of $.001 per share. The Company's Articles of Incorporation authorize the issuance of separate series of shares corresponding to shares of the Fund as well as shares of other investment portfolios of the Company, and multiple classes of shares of each series. The Company's Board of Directors may, in the future, authorize the issuance of additional series of capital stock representing shares of additional investment portfolios or additional classes of shares of the Fund or the Company's other investment portfolios.


     The Fund is authorized to issue other classes of shares in addition to the Investor Shares. The categories of investors that are eligible to purchase shares may be different for each class of Fund shares. In addition, other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which may affect the relative performance of the different classes of Fund shares. Investors may call the Company at 1-800-821-2371 to obtain additional information about other classes of shares of the Fund that may be offered. Any person entitled to receive compensation for selling or servicing shares of the Fund may receive different levels of compensation with respect to one class of shares of the Fund over another.



     Shares of each class of a portfolio represent interests in that portfolio in proportion to each share's net asset value. All shares of the Company have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series or class is required by law or where the matter involved affects only one series or class (for example, matters pertaining to the plan of distribution relating to Investor Shares will only be voted on by Investor Shares). Under the corporate law of Maryland, the Company's state of incorporation, and the Company's By-Laws (except as required under the 1940 Act), the Company is not required and does not currently intend to hold annual meetings of shareholders for the election of directors. Shareholders, however, do have the right to call for a meeting to consider the removal of one or more of the Company's directors if such a request is made, in writing, by the holders of at least 10% of the Company's outstanding voting securities. In such cases, the Company will assist in calling the meeting (including effecting any necessary shareholder communications) as required under the 1940 Act. A more complete statement of the voting rights of shareholders is contained in the statement of Additional Information.

     All shares of the Company, when issued, will be fully paid and nonassessable.

                            REPORTS TO SHAREHOLDERS

     Shareholders of record will receive unaudited semi-annual reports showing the portfolio for the Fund and other information, and an annual report containing financial statements audited by independent certified public accountants. KPMG Peat Marwick LLP has been appointed as the Company's auditors. The Company's fiscal year ends on November 30.

     Customers can write or call their Shareholder Servicing Agent with any questions relating to their investment in the Fund.

                             ADDITIONAL INFORMATION

     Following is a description of certain additional types of investments which the Fund may make, and certain activities in which the Fund may engage.

MONEY MARKET INSTRUMENTS

     The Fund may purchase high quality, short-term money market instruments or hold cash, subject to the limitations set forth under "Investment Objectives and Policies." Such instruments may include U.S. Government Securities; commercial paper of domestic and foreign issuers rated, at the time of purchase, at least P-1 by Moody's or A-1 by S&P, rated comparably by another NRSRO, or, if not rated, of comparable quality as determined by the Fund's investment adviser; certificates of deposits, banker's acceptances or time deposits of banks as described below under "Bank Obligations"; and repurchase agreements.

ZERO COUPON SECURITIES

     The Fund may invest without limitation in zero coupon securities, subject to its investment objective and policies. Zero coupon securities may be issued by both governmental and private issuers. Zero coupon securities are debt securities that do not pay regular interest payments. Instead, zero coupon securities are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and maturity value. Because interest on a zero coupon security is not distributed on a current basis, it tends to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates. Under the stripped bond rules of the Code, investments by the Fund in zero coupon securities will result in the accrual of interest income on such investments in advance of the receipt of the cash corresponding to such income.

     Among the zero coupon securities in which the Fund may invest are separately traded principal and interest components of U.S. Treasury securities. U.S. Treasury securities with remaining maturities of longer than ten years, are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately. Bonds issued by the Resolution Funding Corporation and other U.S. Government agencies may also be stripped.

     Zero coupon securities may also be created when a dealer deposits a U.S. Treasury security or a federal agency security with a custodian for and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities ("CATS"), Treasury Investment Growth Receipts ("TIGRs") and generic Treasury Receipts ("TRs") are stripped U.S. Treasury securities separated into their component parts through custodial arrangement established by their broker sponsors.

     The Company has been advised that the staff of the Division of Investment Management of the Securities and Exchange Commission does not consider privately stripped obligations to be U.S. Government securities, as defined in the 1940 Act. Therefore the Fund will not treat such obligations as U.S. Government securities.

CORPORATE DEBT SECURITIES

     The Fund may invest the portion of its assets not invested in U.S. Government Securities and repurchase agreements with respect thereto in non-convertible corporate debt securities of domestic and foreign issuers, such as bonds and debentures.

BANK OBLIGATIONS

     The Fund may invest the portion of its assets not invested in U.S. Government Securities and repurchase agreements with respect thereto in bank obligations (including bank obligations subject to repurchase agreements). Bank obligations that may be purchased by the Fund include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. The Fund limits its investments in U.S. bank obligations to obligations of U.S. banks that have more than $1 billion in total assets at the time of investment and are subject to regulation by the U.S. Government. The Fund limits its investments in foreign bank obligations to obligations of foreign banks that at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets, and have branches or agencies in the United States. The Fund may also invest in obligations of foreign branches of U.S. banks, as well as obligations of U.S. branches of foreign banks, if the Fund is permitted to invest directly in obligations of the U.S. bank or foreign bank, respectively, in accordance with the foregoing limitations.

FOREIGN GOVERNMENT OBLIGATIONS AND OBLIGATIONS ISSUED BY SUPRANATIONAL ENTITIES

     The Fund may invest the portion of its assets not invested in U.S. Government Securities and repurchase agreements with respect thereto in foreign obligations issued or guaranteed by foreign governments. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Supranational entities, the obligations of which may be purchased by the Fund, are the International Bank for Reconstruction and Development (the World Bank), the Inter-American Development Bank, The International Finance Corporation, the European Investment Bank, The European Coal and Steel Community, the Nordic Investment Bank and the Asian Development Bank. In general, supranational entities have no taxing authority and are dependent upon their members for payments of interest and principal. Moreover, the lending activities of supranational entities are limited to a percentage of their total capital (including "callable capital" contributed by a member at an entity's call), reserves and net income.

MORTGAGE-RELATED SECURITIES

     The Fund may invest without limitation in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities issued by FNMA include Guaranteed Mortgage Pass-Through Certificates, also known as "Fannie Maes," which are guaranteed as to timely payment of principal and interest by FNMA, and mortgage-related securities issued by the FHLMC include Mortgage Participation Certificates, also known as "Freddie Macs," which are guaranteed as to timely payment of interest and timely or ultimate payment of principal on the underlying mortgage loans by FHLMC. Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

     The Fund may also invest in investment grade Collateralized Mortgage Obligations ("CMOs") which are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs may be issued through real estate mortgage investment conduits or REMICs. CMOs are structured into multiple classes, with each class bearing a different expected average life or stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. To the extent a particular CMO is issued by an investment company, the Funds' ability to invest in such CMOs will be limited. See "Limiting Investment Risks" in the Statement of Additional Information.

     The Fund expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Fund's investment adviser will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

ASSET-BACKED SECURITIES

     The Fund may purchase asset-backed securities, subject to the Fund's investment objectives and policies. Asset- backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another, such as motor vehicle receivables and credit card receivables.

REPURCHASE AGREEMENTS

     Securities held by the Fund may be subject to repurchase agreements. Pursuant to a repurchase agreement, the Fund will purchase portfolio securities from a seller which commits itself, at the time of sale, to repurchase the securities at a mutually agreed upon time and price. Repurchase agreements may be characterized as loans which are collateralized by the underlying securities. The Fund will enter into repurchase agreements with commercial banks only if such banks meet the standards set forth above under "Bank Obligations," and will enter into repurchase agreements with brokers and dealers only if such parties are deemed creditworthy in accordance with standards adopted by the Company's Board of Directors. The investment adviser for the Fund will monitor, on an ongoing basis, the creditworthiness of the seller and the value of the underlying security, including accrued interest, to ensure that such value equals or exceeds the value of the repurchase agreement. In the event of default by the seller under the repurchase agreement, the Fund could experience losses that include: (i) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (ii) additional expenses to the Fund for enforcing those rights; (iii) possible loss of all or part of the income or proceeds of the repurchase agreement; and (iv) possible delay in the disposition of the underlying security pending court action or possible loss of rights in such securities.

REVERSE REPURCHASE AGREEMENTS

     The Fund may also enter into reverse repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act and are subject to the limitations with respect to entering reverse repurchase agreements included in the second investment limitation under "Limiting Investment Risks."

LOANS OF PORTFOLIO SECURITIES

     The Fund may lend portfolio securities with a value of up to one third of the value of its total assets in order to generate additional income. The Fund may lend securities from its portfolio if liquid assets in an amount at least equal to the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan is maintained by the Fund in a segregated account. Any securities that the Fund may receive as collateral will not become a part of its portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by the Fund will be invested in securities in which the Fund is permitted to invest. The value of securities loaned will be marked to market daily. Portfolio securities purchased with cash collateral are subject to possible depreciation. Loans of securities by the Fund will be subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or a placing broker.

ILLIQUID OR RESTRICTED SECURITIES

     The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. Investments in securities which are "restricted" may involve added expenses to the Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. As set forth under "Limiting Investment Risks," as a matter of fundamental policy the Fund will not invest more than 15% of the value of its total assets in illiquid investments, such as "restricted securities" which are illiquid, and securities that are not readily marketable. As more fully described in the Statement of Additional Information, the Fund may purchase certain restricted securities ("Rule 144A securities") for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933. Rule 144A is a relatively recent development and there is no assurance that a liquid market in Rule 144A securities will develop or be maintained. To the extent that the number of qualified institutional buyers is reduced, a previously liquid Rule 144A security may be determined to be illiquid, thus increasing the percentage of illiquid assets in the Fund's portfolio. The Fund may also invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, which can thus provide liquidity. The Fund's holdings of Rule 144A securities and
Section 4(2) paper which are liquid securities will not be subject to the 15% limitation described above. The Board of Directors of the Company will be responsible for monitoring the liquidity of Rule 144A securities and Section 4(2) paper and the selection by the investment adviser of such instruments.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES

     The Fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund will make commitments to purchase securities on a firm commitment basis only with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable.

     No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

STAND-BY COMMITMENTS

     The Fund may enter into put transactions, including transactions sometimes referred to as stand-by commitments, with respect to securities held in their portfolios. In a put transaction, the Fund acquires the right to sell a security at an agreed upon price within a specified period prior to its maturity date, and a stand-by commitment entitles the Fund to same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. In the event that the party obligated to purchase the underlying security from the Fund defaults on its obligation to purchase the underlying security, then the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. Acquisition of puts will have the effect of increasing the cost of the securities subject to the put and thereby reducing the yields otherwise available from such securities.

OTHER INVESTMENT COMPANIES

     The Fund may invest up to 10% of the value of its total assets in shares of other investment companies, subject to such investments being consistent with the overall objective and policies of the Fund and subject to the limitations of the 1940 Act and the Fund's investment limitations as described in the Statement of Additional Information.

OTHER INVESTMENTS

     The Fund may invest in floating and variable rate instruments, which are discussed more fully in the Statement of Additional Information.

HEDGING AND DERIVATIVES

     The Fund is authorized to use a variety of the investment strategies described below to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or to seek to increase the Fund's income or gain. Although these strategies are regularly used by some investment companies and other institutional investors, the Fund does not currently intend to use any of these strategies. Limitations on the portion of the Fund's assets that may be used in connection with the investment strategies described below are set out in the Statement of Additional Information.

     Subject to the constraints described above, the Fund may purchase and sell (or write) exchange-listed and over-the-counter call options, and may purchase exchange-listed and over-the-counter put options, on securities, securities indices, financial futures contracts and fixed income indices and other financial instruments, enter into financial futures contracts, enter into interest rate transactions, and enter into currency transactions (collectively, these transactions are referred to in this Prospectus as "Hedging and Derivatives"). The Fund will not sell (or write) put options, except that it may sell put options to close out existing positions. The Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

     Hedging and Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may use any or all types of Hedging and Derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Hedging and Derivatives will be a function of numerous variables, including market conditions. The ability of the Fund to utilize Hedging and Derivatives successfully will depend on, in addition to the factors described above, the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund's portfolio securities. The Fund is not a "commodity pool" and Hedging and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging, risk management or appropriate portfolio management purposes and not for speculative purposes. The use of certain Hedging and Derivatives will require that the Fund segregate cash, liquid high grade debt obligations or other assets to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. Hedging and Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the view of the Fund's investment adviser as to certain market movements is incorrect, the risk that the use of the Hedging and Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of the Fund's portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell. Losses resulting from the use of Hedging and Derivatives will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Derivatives had not been used.

     The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities or currency position of the Fund could create the possibility that losses on a hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the Fund's position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

     Currency transactions involve some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if a currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other Fund transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as the incurrence of transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

     A detailed discussion of various Hedging and Derivatives, including applicable regulations of the Commodity Futures Trading Commission and the requirement that assets be segregated with respect to these transactions, appears in the Statement of Additional Information.
                      ------------------------------------

     For more detailed descriptions of certain of the Fund's investment activities, see "Investment Policies -- Additional Investment Activities" in the Statement of Additional Information.

---------------------------------
SHAREHOLDER SERVICES


To place purchase and redemption orders or obtain account specific information, please call your Chemical Bank account officer.

For performance information, prospectuses or general product information, please call
       The Hanover Investment Funds at:
       1-800-821-2371

INVESTMENT ADVISER
The Portfolio Group, Inc.

      ---------------------------------------------------------------

      The Hanover

      ---------------------------------------------------------------
      Investment

      ---------------------------------------------------------------
      Funds

      ---------------------------------------------------------------

-------------------------------------------------------------
   - THE U.S. GOVERNMENT SECURITIES FUND
    INVESTOR SHARES
-------------------------------------------------------------

                                   Prospectus

                       March 29, 1996


LOGO

                       THE HANOVER INVESTMENT FUNDS, INC.
                                237 PARK AVENUE
                            NEW YORK, NEW YORK 10017

     THE HANOVER INVESTMENT FUNDS, INC. (the "Company") is an open-end, management investment company offering shares in several separate portfolios. This Prospectus relates to the Investor Shares of The Hanover Blue Chip Growth Fund (the "Fund"), a diversified portfolio of the Company. The Fund, as well as the Company's other portfolios, have been designed for individual and institutional investors, as well as retirement plans such as IRAs, SEPs, 401(k)s and 403(b)s.

     THE HANOVER BLUE CHIP GROWTH FUND'S investment objective is to provide investors with capital appreciation, by investing primarily in the equity securities of large, well-established companies with substantial capitalization. Equity securities include common stock, preferred stock and securities convertible into or exchangeable for common or preferred stock.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, CHEMICAL BANK OR ITS AFFILIATES, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

     The Investor Shares may bear certain costs in connection with the distribution of such shares as provided in a plan adopted pursuant to Rule 12b-1 promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"). All purchase and redemption orders must be placed through a Shareholder Servicing Agent, which is a financial institution that has entered into an agreement with the Company to provide various shareholder services to the beneficial owners of Fund shares, or the Company's distributor. For more information about Shareholder Servicing Agents, see "Management -- Shareholder Servicing Agents" in this Prospectus.


     This Prospectus sets forth concisely the information concerning the Fund that a prospective investor should know before investing. This Prospectus should be read and retained for ready reference to information about the Fund. A Statement of Additional Information dated March 29, 1996, as amended or supplemented from time to time, containing additional information about the Fund has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. An investor may obtain a Statement of Additional Information without charge by writing the Company at its address shown above.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
    AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
           HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
               SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
                  ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                         TO THE CONTRARY IS A CRIMINAL OFFENSE.


March 29, 1996

                               TABLE OF CONTENTS



                                                                                         PAGE
                                                                                         ----
The Fund's Expenses...................................................................     3
Financial Highlights..................................................................     5
Investment Objectives and Policies....................................................     6
Limiting Investment Risks.............................................................     8
Risk Factors and Special Considerations...............................................     9
Determination of Net Asset Value......................................................     9
How to Purchase and Redeem Shares.....................................................    10
  Purchase of Shares..................................................................    10
  Exchange Privileges.................................................................    11
  In-Kind Purchases...................................................................    11
  Redemption of Shares................................................................    11
Dividends and Distributions...........................................................    12
Management............................................................................    12
  Investment Adviser..................................................................    12
  Shareholder Servicing Agents........................................................    13
  Administrators, Custodian, Transfer Agent and Sub-Transfer Agent....................    14
  Distributor.........................................................................    14
  Regulatory Matters..................................................................    15
  Other Information Concerning Fees and Expenses......................................    16
Performance Information...............................................................    16
Taxes.................................................................................    17
Organization and Capital Stock........................................................    18
Reports to Shareholders...............................................................    18
Additional Information................................................................   A-1


                      ------------------------------------


     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE COMPANY'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              THE FUND'S EXPENSES


     The following expense table is provided to assist investors in understanding the various costs and expenses that an investor will indirectly incur as a beneficial owner of Investor Shares of the Fund. The table reflects information for the fiscal year ended November 30, 1995 for the Fund.



        ANNUAL FUND OPERATING EXPENSES
          (as a percentage of average net assets annualized)
          Management Fees (after waivers)(*)..................................    .60%
          12b-1 Fees (after waivers)(**)......................................    .00%
          Other Expenses (after waivers and expense reimbursements)(***)......    .40%
                                                                                 ----
                  Total Fund Operating Expenses
                    (after waivers and expense reimbursements)(****)..........   1.00%
                                                                                 ====


---------------

   * Reflects voluntary waiver of advisory fees which is expected to continue for the Fund's current fiscal year. Management fees may be further reduced in connection with the waivers and expense reimbursements discussed below. Absent any waiver, the ratio of management fees to average daily net assets would have been .70%.



  ** The Fund is authorized to spend up to .10% annually of its net assets attributable to Investor Shares in accordance with a Plan of Distribution to reimburse its distributor for activities primarily intended to result in the sale of Investor Shares, but is expected to bear no such fees for the Fund's current fiscal year. See "Management -- Distributor" in this Prospectus.



 *** Restated to reflect an agreement by the Fund's service providers to waive fees and/or reimburse expenses as described below for the Fund's current fiscal year. "Other Expenses" include audit, administration, custody, shareholder servicing, legal, registration, transfer agency and miscellaneous other charges. Absent any voluntary waivers and expense reimbursements, the ratio of "Other Expenses" to average daily net assets would have been 0.68%.



**** Restated to reflect an agreement by the Fund's service providers to waive fees and/or reimburse expenses such that "Total Fund Operating Expenses" do not exceed 1.00% of the Fund's average net assets attributable to Investor Shares for the Fund's current fiscal year. Absent any voluntary waivers and expense reimbursements, the ratio of "Total Fund Operating Expenses" to average daily net assets would have been 1.38%.


     For additional information with respect to the expenses identified in the table above, see "Management" in this Prospectus and "Management" and "Distributor" in the Statement of Additional Information.

EXAMPLE:

     The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in Investor Shares of the Fund. These amounts are based upon payment by the Fund of operating expenses at the level set forth in the expense table above, and are also based upon the following assumptions:

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


        1 year.............................................................   $ 10.25
        3 years............................................................   $ 31.99
        5 years............................................................   $ 55.49
        10 years...........................................................   $122.92


     THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AS ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, while the example assumes a 5% annual return, the Fund's actual performance will vary and may result in actual returns that are greater or less than 5%.

     Credits or charges, not reflected in the expense table above, may be incurred directly by customers of financial institutions in connection with an investment in the Fund. The Company understands that Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from a Fund with respect to those accounts. See "Management -- Shareholder Servicing Agents."

     Long-term shareholders in mutual funds with 12b-1 fees, such as those provided for under the Plan of Distribution pertaining to Investor Shares of the Fund, may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc. ("NASD"). The Investor Shares of the Fund do not currently bear any such fees and are not expected to bear any such fees during the Fund's current fiscal year.

                              FINANCIAL HIGHLIGHTS


     The condensed financial information included below is supplementary information to the financial statements contained in the Statement of Additional Information, and sets forth certain information concerning the investment results for Investor Shares of the Fund for the periods presented. The financial statements and financial highlights for Investor Shares of the Fund for the period ended November 30, 1993 and the years ended November 30, 1994 and 1995 have been audited by KPMG Peat Marwick LLP, whose unqualified report thereon is contained in the Statement of Additional Information.



                                                                          THE HANOVER BLUE CHIP
                                                                               GROWTH FUND
                                                                   (FOR AN INVESTOR SHARE OUTSTANDING
                                                                         THROUGHOUT THE PERIOD)
                                                                 ---------------------------------------
                                               YEAR ENDED           YEAR ENDED           PERIOD ENDED
                                            NOVEMBER 30, 1995    NOVEMBER 30, 1994    NOVEMBER 30, 1993*
                                            -----------------    -----------------    ------------------
Net Asset Value, Beginning of Period.....        $  9.87              $ 10.31              $  10.00
                                            -----------------    -----------------       ----------
Income from Investment Operations:
  Net investment income (loss)...........           0.11                 0.15                  0.08
  Net gain (loss) on securities (both
     realized and unrealized)............           3.17                (0.40)                 0.24
                                            -----------------    -----------------       ----------
  Total from Investment Operations.......           3.28                (0.25)                 0.32
                                            -----------------    -----------------       ----------
Less Distributions:
  Dividends from net investment income...          (0.15)               (0.14)                (0.01)
  Distributions from capital gains.......             --                (0.05)                   --
                                            -----------------    -----------------       ----------
  Total Distributions....................          (0.15)               (0.19)                (0.01)
                                            -----------------    -----------------       ----------
Net Asset Value, End of Period...........        $ 13.00              $  9.87              $  10.31
                                            ==============       ==============       ===============
Total Return**...........................          33.80%               (2.55)%                3.20%+
Ratios/Supplemental Data:
  Net Assets, End of Period (in
     thousands)..........................        $60,332              $46,716              $ 58,984
  Ratio of Expenses to Average Net
     Assets++............................           1.00%                1.00%                 1.00%+++
  Ratio of Net Investment Income (Loss)
     to
     Average Net Assets..................           0.94%                1.42%                 0.97%+++
  Portfolio Turnover Rate................         157.68%              102.59%               103.27%


---------------
  * Fund commenced operations on February 19, 1993.

 ** Until February 28, 1994, Investor Shares of the Fund were sold subject to the imposition of a sales load, which is not reflected in the total return figures.


  + Total return not annualized.


 ++ Ratios of expenses before effect of waivers were 1.38%, 1.29% and 1.28%
     (annualized), respectively.


+++ Annualized.

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of the Fund is to provide investors with capital appreciation. The Fund invests primarily in the equity securities of well-established companies with substantial capitalization, commonly referred to as "Blue Chip" companies. "Blue Chip" companies, in addition to having substantial capitalization, are generally identified by their established history of earnings and dividends, easy access to credit, good industry position and superior management structure. "Blue Chip" companies are believed generally to exhibit less investment risk than companies lacking these high quality characteristics, such as smaller, less seasoned companies. In addition, the large market of publicly held shares for such companies and the generally high trading volume in those shares results in a relatively high degree of liquidity for such investments. "Blue Chip" companies operate in a range of industries, including health care, banking and finance, consumer products, energy and technology.


     The equity securities in which the Blue Chip Fund will invest generally consist of common stocks, preferred stocks and securities convertible into or exchangeable for common or preferred stock. The Fund pursues its investment objective by investing primarily in the equity securities of companies which the Fund's investment adviser expects to exhibit positive revenue or earnings growth and the potential for capital appreciation. Under normal market conditions, at least 65% of the value of the Fund's total assets will be invested in the equity securities of "Blue Chip" companies. Although the Fund will invest primarily in the equity securities of well-established (at least a five-year operating history) companies with substantial market capitalizations, it may invest from time to time in the equity securities of companies with smaller market capitalizations. The equity securities of "Blue Chip" companies are typically traded on the New York Stock Exchange or the American Stock Exchange or quoted in the NASDAQ National Market System. Up to 35% of the value of the Fund's total assets may be invested in the equity securities of foreign issuers, including American Depositary Receipts ("ADRs") which are described under "Additional Information." Investment in foreign securities and ADRs involves certain risks, as described under "Risk Factors and Special Considerations" below.


     The Fund's investment adviser, in selecting investments for the Fund, generally seeks companies which have strong management organizations, leadership positions within their industries, strongly capitalized balance sheets, and significant potential to expand their business. The investment adviser attempts to select from among these companies those whose stock offers the most attractive values. The payment or non-payment of dividends will not be a significant factor in the investment adviser's selection of investments, and dividends do not play a significant role in achieving the Fund's investment objective.

COMMON STOCKS

     Common stock represents the residual ownership interest in the issuer after all of its obligations and preferred stocks are satisfied. Common stocks fluctuate in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

PREFERRED STOCKS

     Preferred stock has a preference over common stock in liquidation and generally in dividends as well, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

CONVERTIBLE AND EXCHANGEABLE SECURITIES

     Convertible securities generally offer fixed interest or dividend yields and may be converted either at a stated price or stated rate for common or preferred stock. Exchangeable securities may be exchanged on specified terms for common or preferred stock. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible or exchangeable securities tends to vary with fluctuations in the market value of the underlying common or preferred stock. Debt securities that are convertible into or exchangeable for preferred or common stock are liabilities of the issuer but are generally subordinated to more senior elements of the issuer's balance sheet.

OTHER INVESTMENTS AND ACTIVITIES

     Although the Fund invests primarily in equity securities, it may invest up to 35% of the value of its total assets in high quality, short-term money market instruments, repurchase agreements and cash ("Money Market Instruments"), as described under "Additional Information." In addition, the Fund may make substantial temporary investments in investment grade domestic and foreign debt securities and invest without limit in Money Market Instruments when the Fund's investment adviser believes a defensive posture is warranted. To the extent that the Fund deviates from its investment policies during temporary defensive periods, its investment objective may not be achieved.

     The Fund may also engage in certain other activities and utilize certain other strategies, as described and subject to the limitations and risks described under "Additional Information." The Fund has no current intention to engage in the various investment strategies described under "Additional Information" under the caption "Hedging and Derivatives," but it is authorized to engage in all of those strategies. A description of these investment strategies and certain risks associated therewith is contained under the caption "Additional Information" in this Prospectus and in the Statement of Additional Information.
                      ------------------------------------

     The investment objective of the Fund is fundamental and may not be changed without the affirmative vote of a "majority" of its outstanding shares (as defined below under "Limiting Investment Risks"). Of course, achievement of the objective cannot be guaranteed. The investment policies and activities of the Fund, with the exception of those which are identified as fundamental, are not fundamental and may be changed by the Board of Directors of the Company without the approval of shareholders. Additional fundamental investment policies of the Fund are identified under "Limiting Investment Risks" below and in the Statement of Additional Information.

     The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly changing market conditions or interest rates. The portfolio turnover of the Fund may be higher than that of other investment companies. While it is impossible to predict with certainty the portfolio turnover for the Fund, the Fund's investment adviser expects that the annual turnover rate will not exceed 200%. High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. High portfolio turnover rates may also make it more difficult for the Fund to satisfy the requirement for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), that less than 30% of the Fund's gross income in any tax year be derived from gains on the sale of securities held for less than three months. The portfolio turnover rate is computed by dividing the lesser amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).

                           LIMITING INVESTMENT RISKS

     To further protect investors, the Fund has adopted the following investment limitations, certain of which are subject to additional operating limitations as described below:

          (i) the Fund may not invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, up to 25% of the value of the total assets of the Fund may be invested without regard to this limitation;

          (ii) the Fund may not issue senior securities, borrow money (including entering into reverse repurchase agreements) or pledge or mortgage its assets, except that the Fund may borrow from banks up to one-third of the current value of its total assets for temporary purposes and these borrowings may be secured by the pledge of not more than one-third of the current value of the Fund's total assets, and the Fund may enter into reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of one-third of the value of their assets, less bank borrowings outstanding for temporary purposes, at the time of entry into such agreements; provided that additional portfolio securities may not be purchased by the Fund while borrowings and reverse repurchase agreements exceed 5% of the Fund's total assets; and

          (iii) the Fund may not invest an amount equal to 15% or more of the current value of its total assets in investments that are illiquid.


     The foregoing investment limitations and those described in the Statement of Additional Information are fundamental policies of the Fund that may be changed only when permitted by law and approved by the holders of a majority of the Fund's outstanding shares. If a percentage restriction on investment or use of assets contained in these investment limitations is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. As used in this Prospectus and in the Statement of Additional Information, the term "majority," when referring to the approvals to be obtained from shareholders in connection with matters affecting the Fund (e.g., approval of investment advisory contracts), means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and to fractional votes for fractional shares held.


     With respect to investment limitation (i), the Fund will consider unconditional demand features as not being issued by the entity providing the demand feature, provided that the value of all securities held by the Fund issued by or subject to demand features from each such entity and owned by the Fund does not exceed 10% of the Fund's total assets. In addition, with respect to investment limitation (i), the Fund treats repurchase agreements as an acquisition of the underlying securities, provided that the obligation to repurchase the underlying securities is fully collateralized.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     The Fund does not constitute a balanced or complete investment program, and the net asset value of the shares of the Fund can be expected to fluctuate. The Fund is subject to the general risks and considerations associated with the types of investments it may make, as described above under "Investment Objectives and Policies," as well as the risks discussed herein.

     The Fund may invest in foreign securities and ADRs. Investments in foreign securities may involve investment risks such as future political and economic developments, the possible imposition of foreign withholding taxes on dividend or interest income payable on such securities held by the Fund, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other foreign governmental laws or restrictions that might adversely affect the payment of dividends on equity securities and principal of and interest on debt securities held by the Fund. Changes in the exchange rates of foreign currencies in which the Fund's investments may be denominated will affect the U.S. dollar value of the Fund's assets and the Fund's return. Foreign securities markets may be smaller and less liquid and subject to greater price volatility than U.S. markets. Delays or problems with settlement in foreign markets could affect the liquidity of the Fund's foreign investments and adversely affect performance. Investment in foreign securities also may result in higher brokerage and other costs and the imposition of transfer taxes or transaction charges. In addition, there may be less publicly available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such securities. Investments in ADRs are subject to some, but not all, of the foregoing risks.

     For a discussion of certain risks associated with the additional investment activities in which the Fund may engage, see "Additional Information."

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of each class of the Fund for the purpose of pricing purchase and redemption orders is determined as of 4:15 p.m., Eastern time, on each Business Day. "Business Day" means each weekday except those holidays on which the Federal Reserve Bank of New York, the New York Stock Exchange (the "Exchange") or the investment advisers are closed. Currently, those holidays include: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. Net asset value per share of each class of the Fund's shares is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class outstanding. In calculating net asset value, the Fund's portfolio securities will be valued at market value where there is a reliable market quotation available for the securities and otherwise at fair value as determined by or under the direction of the Company's Board of Directors. The Fund may determine the market value of individual portfolio securities by using prices provided to it by one or more professional independent pricing services.

                       HOW TO PURCHASE AND REDEEM SHARES

                               PURCHASE OF SHARES

     Orders for purchases of Investor Shares of the Fund will be executed at the net asset value per share next determined after an order has been transmitted to and accepted by the Company's distributor. All purchase orders must be placed through a Shareholder Servicing Agent or the Company's distributor in accordance with procedures established by it in connection with the requirements of the accounts of customers. Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures and payment methods for the purchase and redemption of Fund shares, such as pre-authorized or automatic purchase and redemption programs. Each Shareholder Servicing Agent may establish its own terms and conditions with respect to the services provided by it, including the requirement of a minimum initial investment and limitations on the amounts of transactions, with respect to such services. Shareholder Servicing Agents will provide their customers with a schedule of any credits, fees or other conditions that may be applicable to the investment of customer assets in Fund shares. Shares of the Fund may be held of record by a customer's Shareholder Servicing Agent.

     If orders placed through the Company's distributor are paid for by check, the order will become effective on the day on which funds are made available with respect to the check, which will generally be the Business Day following receipt of the check if the check is received by 2:00 p.m., Eastern time. A customer who purchases Fund shares through the Company's distributor by personal check will be permitted to redeem those shares only after the purchase check has been collected, which may take up to 15 days or more. Customers who anticipate the need for more immediate access to their investment should purchase shares with federal funds. A customer purchasing Fund shares through a Shareholder Servicing Agent should contact his Shareholder Servicing Agent with respect to the ability to purchase shares by check and the related procedures.

     For further information as to how to direct a Shareholder Servicing Agent to purchase shares of the Fund on his behalf, a customer should contact his Shareholder Servicing Agent or the Company's distributor.

     The Company reserves the right to suspend the offering of shares of the Fund for a period of time and to reject any purchase order. For example, a purchase order may be refused if, in the investment adviser's opinion, it is of a size that would disrupt management of the Fund.

PURCHASE BY AUTOMATIC INVESTMENT

     Investors may participate in the Company's Automatic Investment Program, which is an investment plan offered by certain Shareholder Servicing Agents that automatically debits money from the investor's designated bank account and invests it in one or more of the Company's portfolios through the use of electronic fund transfers or automatic bank drafts. Investors may elect to make investments by transfers of a minimum of $100 on either the tenth or twenty-fifth day of each month into their established account. No minimum initial investment applies when an account is established through the Automatic Investment Program. For further information regarding the Automatic Investment Program, an investor should contact his Shareholder Servicing Agent or the Company's distributor.

                              EXCHANGE PRIVILEGES

     The Company offers the ability to exchange shares in one of its portfolios for shares of the same class in another of its portfolios in an identically registered account without a sales load being incurred. For information as to how to engage in an exchange transaction, a customer should contact his Shareholder Servicing Agent. Before engaging in an exchange transaction, a shareholder should carefully read the prospectus describing the portfolio into which the exchange will occur. A shareholder may not exchange shares of one portfolio for shares of another portfolio if shares of the portfolio into which the investor desires to exchange are not qualified for sale in the state of the shareholder's residence. The Company may terminate or amend the terms of the exchange privilege at any time. Under Commission rules, 60 days' prior notice of any amendments or termination of exchange privileges will be given to shareholders, except in certain extraordinary circumstances. An exchange is treated as a sale of a security on which a gain or loss may be recognized. All exchanges will be made based on the net asset value next determined following receipt of the request by a portfolio in good order.

     If your Shareholder Servicing Agent provides for the exchange of portfolio shares by mail, you may be required to send a letter of instruction containing the signatures of all registered owners or authorized parties. Signatures may be required to be guaranteed by a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

                               IN-KIND PURCHASES

     Under certain circumstances, shares of the Fund may be purchased in exchange for securities which are eligible for acquisition by the Fund. A gain or loss for federal income tax purposes may be realized by taxable investors making in-kind purchases upon the exchange depending upon the cost of the securities exchanged. Investors interested in such exchanges should contact the Fund's investment adviser. In-kind purchases are described more fully in the Statement of Additional Information.

                              REDEMPTION OF SHARES

     A customer may redeem all or part of his shares only on any Business Day either through the Company's distributor or in accordance with instructions and limitations pertaining to his account with his Shareholder Servicing Agent. Redemption orders are effected at the net asset value per share next determined after the order is received by the Company's distributor. Payment for redemption orders received by the Company's distributor will normally be wired or credited to the Shareholder Servicing Agent on the next Business Day, but in any event within seven days.

     No charge for wiring redemption payments is imposed by the Company, although Shareholder Servicing Agents may charge their customers' accounts for redemption services.

     The Company may suspend the right of redemption or postpone the day of payment for shares for more than seven days during any period when (i) trading on the Exchange is restricted by applicable rules and regulations of the Commission; (ii) the Exchange is closed for other than customary weekend and holiday closings; (iii) the Commission has by order permitted such suspension; or (iv) an emergency exists as determined by the Commission.

     In connection with a written redemption request, a shareholder may be required to have the signatures of all registered owners or authorized parties guaranteed by a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

     For further information as to how to direct a Shareholder Servicing Agent to redeem shares of the Fund on his behalf, a customer should contact his Shareholder Servicing Agent or the Company's distributor.

                          DIVIDENDS AND DISTRIBUTIONS

     The Fund will declare and pay as a dividend substantially all of its net investment income annually, and will distribute, at least annually, substantially all of its net capital gains. The Fund will inform shareholders of the amount and nature of all such income or gains.

     Dividends are paid in the form of additional shares of the same class of the Fund, unless the shareholder of record has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Fund's transfer agent and will become effective with respect to dividends paid after its receipt. The procedure by which a customer of a Shareholder Servicing Agent may elect to receive dividends in cash and the method of payment of such dividends by the Shareholder Servicing Agent to its customer will be determined by the Shareholder Servicing Agent. Dividends that are otherwise taxable are taxable to investors whether received in cash or in additional shares of the Fund. There is no sales charge imposed on the reinvestment of dividends in additional shares.

     Shares redeemed will earn dividends through the date of redemption. Investors who redeem all or a portion of Fund shares prior to a dividend payment date will be entitled on the next dividend payment date, to all dividends declared but unpaid on those shares at the time of their redemption.

                                   MANAGEMENT

     The business and affairs of the Fund are managed under the general direction and supervision of the Company's Board of Directors. The Fund's day-to-day operations are handled by the Company's officers.

                               INVESTMENT ADVISER

     The Portfolio Group, Inc. ("The Portfolio Group") provides investment advisory services to the Fund pursuant to an Advisory Agreement with the Company (the "Advisory Agreement"). Subject to such policies as the Company's Board of Directors may determine, The Portfolio Group makes investment decisions for the Fund. The Advisory Agreement provides that, as compensation for services thereunder, The Portfolio Group is entitled to receive from the Fund a monthly fee at an annual rate of .70% of the average daily net assets of the Fund.


     Ms. Karen L. Shapiro has had primary responsibility for the day-to-day management of the Fund's portfolio since April 24, 1995. Ms. Shapiro is a Vice President and Senior Portfolio Manager at The Portfolio Group and also serves on its Investment Committee. Prior to joining The Portfolio Group in 1992, Ms. Shapiro was a Portfolio Manager in the Personal Investment Consulting Department at Manufacturers Hanover Trust Company.



     The Portfolio Group was organized in March 1983 and is ultimately controlled and owned by Chemical Banking Corporation, a bank holding company ("Chemical"). The Portfolio Group provides a wide range of asset management services to individuals, institutions and retirement benefit plans. Its investment management responsibilities, as of January 31, 1996, included accounts with aggregate assets in excess of $11 billion.


     The principal business address of The Portfolio Group is 600 Fifth Avenue, New York, New York 10020. Chemical Bank, a wholly-owned subsidiary of Chemical and an affiliate of The Portfolio Group, provides additional services to the Company, as described below.

                          SHAREHOLDER SERVICING AGENTS

     Pursuant to a Shareholder Servicing Plan adopted by the Board of Directors of the Company, the Company may enter into Shareholder Servicing Agreements with financial institutions ("Shareholder Servicing Agents"). Shareholder administrative support services will be performed by Shareholder Servicing Agents for their customers who beneficially own shares. Such services, which are described more fully in the Statement of Additional Information, may include, among other things: answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares of the Fund may be effected and certain other matters pertaining to the Fund; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in aggregating and processing purchase, exchange and redemption transactions; placing net purchase and redemption orders with the Company's distributor; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; processing dividend payments; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts, as necessary; providing periodic statements showing a customer's account balances and, to the extent practicable, integrating such information with other customer transactions otherwise effected through or with the Shareholder Servicing Agent; furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases, exchanges and redemptions; transmitting, on behalf of the Company, proxy statements, annual reports, updating prospectuses and other communications from the Company to the shareholders of the Fund; receiving, tabulating and transmitting to the Company proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other or related services as the Company or a shareholder may request. Customers may have or be given the right to vote shares held of record by Shareholder Servicing Agents. Shareholder Servicing Agents may enter into arrangements with, and pay a portion of their fees to, other entities that perform or assist in performing shareholder administrative support services.

     For the services provided, the Company's Shareholder Servicing Plan permits the Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to
 .30% of the average daily net asset value of shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. The Company has entered into Shareholder Servicing Agreements with Chemical Bank, certain of its affiliates, Furman Selz Incorporated ("Furman Selz") and certain other broker-dealers, pursuant to which it has agreed to pay them a monthly fee from the Fund at an annual rate of .30% of the average daily net asset value of the shares in the Fund for which they provide services. The

Shareholder Servicing Agents have agreed to waive voluntarily a portion of their fees during the Fund's current fiscal year so that, during such period, they will receive a monthly fee from the Fund at an annual rate not to exceed .25% of the average daily net asset value of the shares in the Fund for which they provide services. The Company may appoint additional Shareholder Servicing Agents in the future.

     Shareholder Servicing Agents will provide their customers with a schedule of any credits, fees or other conditions that may be applicable to the investment of customer assets in the Fund's shares. The Company's Board of Directors has determined that the amount payable by the Fund in respect of "service fees" (as defined under Section 26 of the Rules of Fair Practice of the NASD) does not exceed 0.25% of the average annual net assets of the Fund.

                   ADMINISTRATORS, CUSTODIAN, TRANSFER AGENT
                             AND SUB-TRANSFER AGENT


     Furman Selz and Chemical Bank (together, the "Administrators") serve as the Company's administrators and generally assist the Company in all aspects of its administration and operation. As compensation for its administrative services, Furman Selz receives a monthly fee, based upon the aggregate average daily net assets of the Company's portfolios, at an annual rate of .06% of the first $500 million of average daily net assets, .05% of the next $500 million of average daily net assets and .04% of average daily net assets in excess of $1 billion, and an annual fee of $30,000 per portfolio for fund accounting services. As compensation for its administrative services, Chemical Bank receives a monthly fee at an annual rate of .03% of average daily net assets of the Fund.



     Chemical Bank serves as custodian of the assets of the Company's portfolios. Chemical Bank has also entered into an agreement with the Company for the provision of transfer agency and dividend disbursing services for the Company's portfolios. Furman Selz serves as sub-transfer agent for the Company's portfolios.


     A further discussion of the terms of the Company's administrative, custody, transfer agency, sub-transfer agency and fund accounting arrangements is contained in the Statement of Additional Information.

                                  DISTRIBUTOR

     Shares in the Fund are sold on a continuous basis by the Company's distributor, Hanover Funds Distributor, Inc. (the "Distributor"), an affiliate of Furman Selz. The Distributor's principal offices are located at 237 Park Avenue, New York, New York 10017.

     Solely for the purpose of reimbursing the Distributor for activities primarily intended to result in the sale of Investor Shares, the Fund is authorized to spend up to 0.10% of its net assets attributable to Investor Shares annually in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 promulgated under the 1940 Act, but is not expected to make any such payments during the Fund's current fiscal year. Activities for which the Distributor may be reimbursed include (but are not limited to) the development and implementation of direct mail promotions and advertising for Investor Shares of the Fund and the preparation, printing and distribution of prospectuses for Investor Shares of the Fund to recipients other than existing shareholders.

     Although it is anticipated that some activities intended to promote the Company's Investor Shares will be conducted on a Company-wide basis, payments made under the Plan will generally be used to finance the distribution and sales support activities relating to Investor Shares of the Fund. Expenses incurred in connection with Company-wide activities intended to promote the Company's Investor Shares may be allocated pro rata among the Investor Shares of all portfolios of the Company on the basis of their relative net assets. Allocation of expenses on the basis of relative net assets may result in the subsidization by the Investor Shares of certain of the Company's portfolios of the distribution of Investor Shares of the Company's other portfolios.


                               REGULATORY MATTERS


     Banking laws and regulations, including the Glass-Steagall Act as currently interpreted by the Board of Governors of the Federal Reserve System, prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities, but do not prohibit such a bank holding company or affiliate from acting as investment adviser, administrator, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. Chemical Bank and the Company believe that Chemical Bank and The Portfolio Group, or any other affiliate of Chemical Bank, may perform the investment advisory, administrative, custody and transfer agency services for the Company, as the case may be, described in this Prospectus, and that Chemical Bank, Texas Commerce Bank National Association ("TCB") or any other affiliate of Chemical Bank, subject to such banking laws and regulations, may perform the shareholder services contemplated by this Prospectus, without violation of such banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could prevent Chemical Bank, The Portfolio Group or any other affiliate of Chemical Bank from continuing to perform investment advisory, administrative, custody or transfer agency services for the Company, as the case may be, or require Chemical Bank, TCB or any other affiliate of Chemical Bank to alter or discontinue the services provided by it to shareholders of the Fund.



     If Chemical Bank, The Portfolio Group or any other affiliate of Chemical Bank were prohibited from performing investment advisory, administrative, custody or transfer agency services for the Company, as the case may be, it is expected that the Company's Board of Directors would recommend to the Company's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board of Directors. If Chemical Bank, TCB or any other affiliate of Chemical Bank were required to discontinue all or part of its shareholder servicing activities, its customers would be permitted to remain the beneficial owners of Fund shares and alternative means for continuing the servicing of such customers would be sought. The Company does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.


     In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state laws.

                 OTHER INFORMATION CONCERNING FEES AND EXPENSES

     Except as noted below, The Portfolio Group and the Administrators bear all expenses in connection with the performance of their advisory and administrative services. The Fund bears the expenses incurred in its operations, including: organizational expenses; taxes; interest; fees (including fees paid to its directors); fees payable to the Securities and Exchange Commission (the "Commission"); state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory and administration fees; charges of its custodian, transfer agent, sub-transfer agent and shareholder servicing agents; certain insurance costs; auditing and legal expenses; fees of independent pricing services; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions, if any, in connection with the purchase of portfolio securities. Fund expenses are allocated to Investor Shares based on either expenses identifiable to the Investor Shares or relative net assets of the Investor Shares and other classes of Fund shares. In addition, Investor Shares reimburse the Company's distributor for certain expenses incurred by it in connection with activities primarily intended to result in the sale of Investor Shares of the Fund. All or part of the fees payable by the Fund to the organizations retained to provide services for the Fund may be waived from time to time in order to increase the Fund's net investment income available for distribution to holders of Investor Shares and/or other classes of shares of the Fund.

                            PERFORMANCE INFORMATION

     The Fund may from time to time present its standardized and nonstandardized total return in advertisements. Standardized total return is calculated in accordance with the Commission's formula. Nonstandardized total return differs from the standardized total return only in that it may relate to a nonstandard period, is presented in the aggregate rather than as an annual average or that any applicable sales load is not deducted (if any applicable sales load were deducted, such total return would be lower). The Commission's formulas for calculating performance are described under "Performance Information" in the Statement of Additional Information. Performance quotations will be computed separately for each class of the Fund's shares.

     The performance of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to the performance of other mutual funds as published by Lipper Analytical Services, Inc. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by various national or local financial publications, such as Business Week, Forbes, Fortune, Institutional Investor, Money, The Wall Street Journal, Barron's, Changing Times, Morningstar Mutual Fund Values, U.S.A. Today, or The New York Times or other industry or financial publications.


     All performance information is historical and does not predict future results. Credits and charges incurred by customers of Shareholder Servicing Agents in connection with an investment in the Fund will not be reflected in performance information published by the Fund. See "Management -- Shareholder Servicing Agents." The Company's annual report to shareholders, which is available without charge upon request, contains a discussion of Fund performance for the fiscal year ended November 30, 1995.

                                     TAXES

     The following discussion is only a brief summary of some of the important tax considerations affecting the Company, the Fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign income tax considerations, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers with specific reference to their own tax situation.


     The Fund will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code applicable to regulated investment companies generally will be applied to the Fund separately, rather than to the Company's portfolios as a whole. In addition, net realized long-term capital gains, net investment income (i.e., investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and operating expenses will be determined separately for the Fund. The Fund intends to qualify in the future as a regulated investment company under Subchapter M of the Code. If so qualified, the Fund will not be subject to federal income taxes with respect to net investment income and net realized long-term capital gains, if any, that are distributed to its shareholders, provided that (as intended) the Fund distributes each taxable year at least 90% of its net investment income net of certain deductions allocable to such income. The Fund will be subject to a 4% nondeductible excise tax on its taxable income to the extent it does not meet certain distribution requirements by the end of each calendar year. The Fund intends to make sufficient distributions to avoid application of this excise tax.


     Dividends paid by the Fund from net investment income (including net realized short-term capital gains), will be taxable to shareholders that are otherwise subject to tax as ordinary income whether received in cash or reinvested in additional shares. Dividends declared in October, November or December of any year, payable to shareholders of record on a specified date in such a month, will be deemed to have been received by the shareholders and paid by the Fund on December 31, provided such dividends are paid during January of the following year. Net long-term capital gains, if realized, will be distributed at least annually and will be taxable as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long the shareholder has held shares of the Fund.

     Distributions from the Fund, to the extent paid from qualifying dividends, are expected to qualify for the dividends-received deduction allowed to corporations under the Code.

FOREIGN SHAREHOLDERS

     The preceding description concerning taxes does not apply to shareholders who, as to the United States, are non-resident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships ("Foreign Shareholders"). Foreign Shareholders may be subject to U.S. withholding taxes and should consult with their own tax advisors concerning the specific tax consequences of an investment in the Fund. See "Additional Information Concerning Taxes -- Foreign Shareholders" in the Statement of Additional Information.
                      ------------------------------------

     Descriptions of tax consequences set forth in this Prospectus and in the Statement of Additional Information are intended to be a general guide. Investors should consult their own tax advisers regarding specific questions as to the federal, state, local and foreign tax consequences of ownership of shares in the Fund.

                         ORGANIZATION AND CAPITAL STOCK

     The Company was incorporated in Maryland on October 29, 1992. The authorized capital stock of the Company consists of 200,000,000 shares having a par value of $.001 per share. The Company's Articles of Incorporation authorize the issuance of separate series of shares corresponding to shares of the Fund as well as shares of other investment portfolios of the Company, and multiple classes of shares of each series. The Company's Board of Directors may, in the future, authorize the issuance of additional series of capital stock representing shares of additional investment portfolios or additional classes of shares of the Fund or the Company's other investment portfolios.


     The Fund is authorized to issue other classes of shares in addition to the Investor Shares. The categories of investors that are eligible to purchase shares may be different for each class of Fund shares. In addition, other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which may affect the relative performance of the different classes of Fund shares. Investors may call the Company at 1-800-821-2371 to obtain additional information about other classes of shares of the Fund that may be offered. Any person entitled to receive compensation for selling or servicing shares of the Fund may receive different levels of compensation with respect to one class of shares of the Fund over another.



     Shares of each class of a portfolio represent interests in that portfolio in proportion to each share's net asset value. All shares of the Company have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series or class is required by law or where the matter involved affects only one series or class (for example, matters pertaining to the plan of distribution relating to Investor Shares will only be voted on by Investor Shares). Under the corporate law of Maryland, the Company's state of incorporation, and the Company's By-Laws (except as required under the 1940 Act), the Company is not required and does not currently intend to hold annual meetings of shareholders for the election of directors. Shareholders, however, do have the right to call for a meeting to consider the removal of one or more of the Company's directors if such a request is made, in writing, by the holders of at least 10% of the Company's outstanding voting securities. In such cases, the Company will assist in calling the meeting (including effecting any necessary shareholder communications) as required under the 1940 Act. A more complete statement of the voting rights of shareholders is contained in the statement of Additional Information.


     All shares of the Company, when issued, will be fully paid and nonassessable.

                            REPORTS TO SHAREHOLDERS

     Shareholders of record will receive unaudited semi-annual reports showing the portfolio for the Fund and other information, and an annual report containing financial statements audited by independent certified public accountants. KPMG Peat Marwick LLP has been appointed as the Company's auditors. The Company's fiscal year ends on November 30.

     Customers can write or call their Shareholder Servicing Agent with any questions relating to their investment in the Fund.

                             ADDITIONAL INFORMATION

     Following is a description of certain additional types of investments which the Fund may make, and certain activities in which the Fund may engage.

MONEY MARKET INSTRUMENTS

     The Fund may purchase high quality, short-term money market instruments or hold cash, subject to the limitations set forth under "Investment Objectives and Policies." Such instruments may include U.S. Government Securities; commercial paper of domestic and foreign issuers rated, at the time of purchase, at least P-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard and Poor's Ratings Group ("S&P"), rated comparably by another nationally recognized statistical rating organization, or, if not rated, of comparable quality as determined by the Fund's investment adviser; certificates of deposits, banker's acceptances or time deposits and repurchase agreements. A description of Moody's and S&P ratings is contained in the Statement of Additional Information. The Fund limits its investments in U.S. bank obligations to obligations of U.S. banks that have more than $1 billion in total assets at the time of investment and are subject to regulation by the U.S. Government. The Fund limits its investments in foreign bank obligations to obligations of foreign banks that at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets, and have branches or agencies in the United States. The Fund may also invest in obligations of foreign branches of U.S. banks, as well as obligations of U.S. branches of foreign banks, if the Fund is permitted to invest directly in obligations of the U.S. bank or foreign bank, respectively, in accordance with the foregoing limitations.

AMERICAN DEPOSITARY RECEIPTS

     The Fund may purchase ADRs, subject to the limitation set forth under "Investment Objectives and Policies." ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. The Fund treats ADRs as interests in the underlying securities for purposes of its investment policies. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, certain of the risks associated with foreign securities may also apply to ADRs. See "Risk Factors and Special Considerations." The Fund will limit its investment in ADRs not sponsored by the issuer of the underlying securities to no more than 5% of the value of its net assets (at the time of investment). See the Statement of Additional Information for certain risks related to unsponsored ADRs.

CORPORATE REORGANIZATIONS

     The Fund may invest without limitation in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of the relevant investment adviser, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short-term nature of such transactions. The principal risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Fund may sustain a loss.

UNSEASONED COMPANIES

     The Fund may invest in securities of unseasoned companies. In view of the limited liquidity, more speculative prospects and more volatile pricing attributes, the Fund will not invest more than 10% of the value of its total assets (at the time of purchase) in equity securities of non-investment companies (including predecessors) that have operated less than three years.

WARRANTS AND RIGHTS

     The Fund may invest up to 5% of the value of its total assets (at the time of investment) in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price during or at the end of a specific period of time. The Fund will not invest more than 2% of the value of its total assets in warrants or rights which are not listed on the New York or American Stock Exchanges.

NEW FINANCIAL INSTRUMENTS

     The Fund may invest the portion of its assets not invested in equity securities in a variety of non-traditional financial instruments which are designed (i) to replicate the performance of a certain component or components of a particular "Blue Chip" equity security or the performance of a combination of such securities and/or (ii) to hedge or reduce the risks associated with certain "Blue Chip" equity securities or market trends related to such securities. Such instruments may include separate income and capital appreciation components of a unit trust which invests in the common stock of a single issuer. Another instrument is a preferred stock with an out-of-the-money call option written by the buyer to the issuer, which upon a predetermined expiration date may be exchanged for common stock or cash at the option of the issuer. A third instrument is a zero coupon debt security which may be converted into common stock. An additional type of instrument which the Fund may acquire as part of its non-equity investments is a debt security which is combined with another right, generally a put option, through the issuance of a receipt evidencing the ownership of the security and the option. Alternatively, it may acquire debt securities which are pooled together and deposited in a trust, which is registered as an investment company. Among the newer types of financial instruments are also long-term options issued on individual stocks or specific indices. Because the foregoing financial instruments are relatively new, there may be legal or regulatory developments which could adversely affect the value of any such instruments held by the Fund or the ability of the instruments to achieve their intended effects. The ability of the Fund to invest in any of the foregoing instruments which are issued by investment companies will be limited, as described in "Limiting Investment Risks" in the Statement of Additional Information. The Fund expects that additional financial instruments will become available in the future, and the Fund's investment adviser will consider investing in these non-traditional financial instruments if consistent with the Fund's investment objective and policies.

REPURCHASE AGREEMENTS

     Securities held by the Fund may be subject to repurchase agreements. Pursuant to a repurchase agreement, the Fund will purchase portfolio securities from a seller which commits itself, at the time of sale, to repurchase the securities at a mutually agreed upon time and price. Repurchase agreements may be characterized as loans which are collateralized by the underlying securities. The Fund will enter into repurchase agreements with commercial banks only if such banks meet the standards set forth above under "Money Market Instruments," and will enter into repurchase agreements with brokers and dealers only if such parties are deemed creditworthy in accordance with standards adopted by the Company's Board of Directors. The investment adviser for the Fund will monitor, on an ongoing basis, the creditworthiness of the seller and the value of the underlying security, including accrued interest, to ensure that such value equals or exceeds the value of the repurchase agreement. In the event of default by the seller under the repurchase agreement, the Fund could experience losses that include: (i) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (ii) additional expenses to the Fund for enforcing those rights; (iii) possible loss of all or part of the income or proceeds of the repurchase agreement; and (iv) possible delay in the disposition of the underlying security pending court action or possible loss of rights in such securities.

REVERSE REPURCHASE AGREEMENTS

     The Fund may also enter into reverse repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act and are subject to the limitations with respect to entering reverse repurchase agreements included in the second investment limitation under "Limiting Investment Risks."

LOANS OF PORTFOLIO SECURITIES

     The Fund may lend portfolio securities with a value of up to one third of the value of its total assets in order to generate additional income. The Fund may lend securities from its portfolio if liquid assets in an amount at least equal to the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan is maintained by the Fund in a segregated account. Any securities that the Fund may receive as collateral will not become a part of its portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by the Fund will be invested in securities in which the Fund is permitted to invest. The value of securities loaned will be marked to market daily. Portfolio securities purchased with cash collateral are subject to possible depreciation. Loans of securities by the Fund will be subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or a placing broker.

ILLIQUID OR RESTRICTED SECURITIES

     The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. Investments in securities which are "restricted" may involve added expenses to the Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. As set forth under "Limiting Investment Risks," as a matter of fundamental policy the

Fund will not invest more than 15% of the value of its total assets in illiquid investments, such as "restricted securities" which are illiquid, and securities that are not readily marketable. As more fully described in the Statement of Additional Information, the Fund may purchase certain restricted securities ("Rule 144A securities") for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933. Rule 144A is a relatively recent development and there is no assurance that a liquid market in Rule 144A securities will develop or be maintained. To the extent that the number of qualified institutional buyers is reduced, a previously liquid Rule 144A security may be determined to be illiquid, thus increasing the percentage of illiquid assets in the Fund's portfolio. The Fund may also invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, which can thus provide liquidity. The Fund's holdings of Rule 144A securities and
Section 4(2) paper which are liquid securities will not be subject to the 15% limitation described above. The Board of Directors of the Company will be responsible for monitoring the liquidity of Rule 144A securities and Section 4(2) paper and the selection by the investment adviser of such instruments.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES

     The Fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund will make commitments to purchase securities on a firm commitment basis only with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable.

     No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

SHORT SALES AGAINST THE BOX

     The Fund may from time to time make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is "against-the-box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the Fund does not immediately deliver the securities sold or receive the proceeds from the sale. The Fund may not make short sales or maintain a short position if it would cause more than 25% of the value of the Fund's total assets to be held as collateral for the sales. To secure its obligations to deliver the securities sold short, the Fund will deposit in escrow in a separate account with its custodian an amount at least equal to the securities sold short or securities convertible into, or exchangeable for, the securities. The Fund may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short. Short sales of securities may make it more difficult for the Fund to satisfy the requirement for qualification as a regulated investment company under the Code that less than 30% of the Fund's gross income in any tax year be derived from gains on the sale of securities held for less than three months.

OTHER INVESTMENT COMPANIES

     The Fund may invest up to 10% of the value of its total assets in shares of other investment companies, subject to such investments being consistent with the overall objective and policies of the Fund and subject to the limitations of the 1940 Act and the Fund's investment limitations as described in the Statement of Additional Information.

OTHER INVESTMENTS

     The Fund may invest in floating and variable rate instruments, which are discussed more fully in the Statement of Additional Information.

HEDGING AND DERIVATIVES

     The Fund is authorized to use a variety of the investment strategies described below to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or to seek to increase the Fund's income or gain. Although these strategies are regularly used by some investment companies and other institutional investors, the Fund does not currently intend to use any of these strategies. Limitations on the portion of the Fund's assets that may be used in connection with the investment strategies described below are set out in the Statement of Additional Information.

     Subject to the constraints described above, the Fund may purchase and sell (or write) exchange-listed and over-the-counter call options, and may purchase exchange-listed and over-the-counter put options, on securities, securities indices, financial futures contracts and fixed income indices and other financial instruments, enter into financial futures contracts, enter into interest rate transactions, and enter into currency transactions (collectively, these transactions are referred to in this Prospectus as "Hedging and Derivatives"). The Fund will not sell (or write) put options except that it may sell put options to close out existing positions. The Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

     Hedging and Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may use any or all types of Hedging and Derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Hedging and Derivatives will be a function of numerous variables, including market conditions. The ability of the Fund to utilize Hedging and Derivatives successfully will depend on, in addition to the factors described above, the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund's portfolio securities. The Fund is not a "commodity pool" and Hedging and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging, risk management or appropriate portfolio management purposes and not for speculative purposes. The use of certain Hedging and Derivatives will require that the Fund segregate cash, liquid high grade debt obligations or other assets to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. Hedging and Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the view of the Fund's investment adviser as to certain market movements is incorrect, the risk that the use of the Hedging and Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of the Fund's portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell. Losses resulting from the use of Hedging and Derivatives will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Derivatives had not been used.

     The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities or currency position of the Fund could create the possibility that losses on a hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the Fund's position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

     Currency transactions involve some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if a currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other Fund transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as the incurrence of transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

     A detailed discussion of various Hedging and Derivatives, including applicable regulations of the Commodity Futures Trading Commission and the requirement that assets be segregated with respect to these transactions, also appears in the Statement of Additional Information.
                      ------------------------------------

     For more detailed descriptions of certain of the Fund's investment activities, see "Investment Policies -- Additional Investment Activities" in the Statement of Additional Information.

---------------------------------
SHAREHOLDER SERVICES

To place purchase and redemption orders or obtain account specific information, please call your Chemical Bank account officer.

For performance information, prospectuses or general product information, please call
         The Hanover Investment Funds at:
         1-800-821-2371

INVESTMENT ADVISER
The Portfolio Group, Inc.

    -------------------------------------------------------------

    The Hanover

    -------------------------------------------------------------
    Investment

    -------------------------------------------------------------
    Funds

    -------------------------------------------------------------

-------------------------------------------------------------
   - THE BLUE CHIP GROWTH FUND
    INVESTOR SHARES
-------------------------------------------------------------

                                   Prospectus

                       March 29, 1996



LOGO

                       THE HANOVER INVESTMENT FUNDS, INC.
                                237 PARK AVENUE
                            NEW YORK, NEW YORK 10017

     THE HANOVER INVESTMENT FUNDS, INC. (the "Company") is an open-end, management investment company offering shares in several separate portfolios. This Prospectus relates to the Investor Shares of The Hanover Small Capitalization Growth Fund (the "Fund"), a diversified portfolio of the Company. The Fund, as well as the Company's other portfolios, have been designed for individual and institutional investors, as well as retirement plans such as IRAs, SEPs, 401(k)s and 403(b)s.

     THE HANOVER SMALL CAPITALIZATION GROWTH FUND'S investment objective is to provide investors with capital appreciation, by investing primarily in the common stocks of smaller companies (those with total market capitalization of less than $800 million at the time of investment).

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, CHEMICAL BANK OR ITS AFFILIATES, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

     The Investor Shares may bear certain costs in connection with the distribution of such shares as provided in a plan adopted pursuant to Rule 12b-1 promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"). All purchase and redemption orders must be placed through a Shareholder Servicing Agent, which is a financial institution that has entered into an agreement with the Company to provide various shareholder services to the beneficial owners of Fund shares, or the Company's distributor. For more information about Shareholder Servicing Agents, see "Management -- Shareholder Servicing Agents" in this Prospectus.


     This Prospectus relates only to the Investor Shares of the Fund, and no other class of shares of the Fund is offered hereby. See "Organization and Capital Stock." This Prospectus sets forth concisely the information concerning the Fund that a prospective investor should know before investing. This Prospectus should be read and retained for ready reference to information about the Fund. Separate prospectuses with respect to the Fund and other portfolios of the Company may be used in addition to this Prospectus. A Statement of Additional Information dated March 29, 1996, as amended or supplemented from time to time, containing additional information about the Fund has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. An investor may obtain a Statement of Additional Information without charge by writing the Company at its address shown above.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
    AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
           HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
               SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
                  ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                         TO THE CONTRARY IS A CRIMINAL OFFENSE.


March 29, 1996

                               TABLE OF CONTENTS

                                                                                         PAGE
                                                                                         ----
The Fund's Expenses...................................................................     3
Financial Highlights..................................................................     5
Investment Objectives and Policies....................................................     6
Limiting Investment Risks.............................................................     7
Risk Factors and Special Considerations...............................................     8
Determination of Net Asset Value......................................................     9
How to Purchase and Redeem Shares.....................................................     9
  Purchase of Shares..................................................................     9
  Exchange Privileges.................................................................    10
  In-Kind Purchases...................................................................    10
  Redemption of Shares................................................................    11
Dividends and Distributions...........................................................    11
Management............................................................................    12
  Investment Adviser..................................................................    12
  Shareholder Servicing Agents........................................................    12
  Administrators, Custodian, Transfer Agent and Sub-Transfer Agent....................    13
  Distributor.........................................................................    14
  Regulatory Matters..................................................................    14
  Other Information Concerning Fees and Expenses......................................    15
Performance Information...............................................................    15
Taxes.................................................................................    16
Organization and Capital Stock........................................................    17
Reports to Shareholders...............................................................    18
Additional Information................................................................   A-1

                      ------------------------------------

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE COMPANY'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              THE FUND'S EXPENSES


     The following expense table is provided to assist investors in understanding the various costs and expenses that an investor will indirectly incur as a beneficial owner of Investor Shares of the Fund. The table reflects information for the fiscal year ended November 30, 1995 for the Fund.


        ANNUAL FUND OPERATING EXPENSES
          (as a percentage of average net assets annualized)
          Management Fees.....................................................    .75%
          12b-1 Fees (after waivers)(*).......................................    .00%
          Other Expenses (after waivers and expense reimbursements)(**).......    .55%
                                                                                 ----
               Total Fund Operating Expenses
                  (after waivers and expense reimbursements)(***).............   1.30%
                                                                                 ====

---------------
  * The Fund is authorized to spend up to .10% annually of its net assets attributable to Investor Shares in accordance with a Plan of Distribution to reimburse its distributor for activities primarily intended to result in the sale of Investor Shares, but is expected to bear no such fees for the Fund's current fiscal year. See "Management -- Distributor" in this Prospectus.


 ** Restated to reflect an agreement by the Fund's service providers to waive fees and/or reimburse expenses as described below for the Fund's current fiscal year. "Other Expenses" include audit, administration, custody, shareholder servicing, legal, registration, transfer agency and miscellaneous other charges. Absent any voluntary waivers and expense reimbursements, the ratio of "Other Expenses" to average daily net assets would have been 0.80%.



*** Restated to reflect an agreement by the Fund's service providers to waive fees and/or reimburse expenses such that "Total Fund Operating Expenses" do not exceed 1.30% of the Fund's average net assets attributable to Investor Shares for the Fund's current fiscal year. Absent any voluntary waivers and expense reimbursements, the ratio of "Total Fund Operating Expenses" to average daily net assets would have been 1.55%.


     For additional information with respect to the expenses identified in the table above, see "Management" in this Prospectus and "Management" and "Distributor" in the Statement of Additional Information.

EXAMPLE:

     The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in Investor Shares of the Fund. These amounts are based upon payment by the Fund of operating expenses at the level set forth in the expense table above, and are also based upon the following assumptions:

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


        1 year.............................................................   $ 13.33
        3 years............................................................   $ 41.46
        5 years............................................................   $ 71.69
        10 years...........................................................   $157.54


     THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AS ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, while the example assumes a 5% annual return, the Fund's actual performance will vary and may result in actual returns that are greater or less than 5%.

     Credits or charges, not reflected in the expense table above, may be incurred directly by customers of financial institutions in connection with an investment in the Fund. The Company understands that Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from a Fund with respect to those accounts. See "Management -- Shareholder Servicing Agents."

     Long-term shareholders in mutual funds with 12b-1 fees, such as those provided for under the Plan of Distribution pertaining to Investor Shares of the Fund, may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc. ("NASD"). The Investor Shares of the Fund do not currently bear any such fees and are not expected to bear any such fees during the Fund's current fiscal year.

                              FINANCIAL HIGHLIGHTS


     The condensed financial information included below is supplementary information to the financial statements contained in the Statement of Additional Information, and sets forth certain information concerning the investment results for Investor Shares of the Fund for the periods presented. The financial statements and financial highlights for Investor shares of the Fund for the period ended November 30, 1993 and the years ended November 30, 1994 and 1995 have been audited by KPMG Peat Marwick LLP, whose unqualified report thereon is contained in the Statement of Additional Information.



                                                       THE HANOVER SMALL CAPITALIZATION GROWTH FUND
                                                       (FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT
                                                                        THE PERIOD)
                                                       ---------------------------------------------
                                                        YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                       NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,
                                                           1995            1994            1993*
                                                       ------------    ------------    -------------
Net Asset Value, Beginning of Period................     $   9.59        $  10.66         $ 10.00
                                                       ------------    ------------    -------------
Income from Investment Operations:
  Net investment income (loss)......................        (0.08)          (0.08)          (0.05)
  Net gain (loss) on securities (both realized and
     unrealized)....................................         1.64           (0.99)           0.71
                                                       ------------    ------------    -------------
  Total from Investment Operations..................         1.56           (1.07)           0.66
                                                       ------------    ------------    -------------
Less Distributions:
  Dividends from net investment income..............           --              --              --
  Distributions from capital gains..................           --              --              --
                                                       ------------    ------------    -------------
  Total Distributions...............................           --              --              --
                                                       ------------    ------------    -------------
Net Asset Value, End of Period......................     $  11.15        $   9.59         $ 10.66
                                                       ===========     ===========     ============
Total Return**......................................        16.27%         (10.04)%          6.60%+
                                                       ===========     ===========     ============
Ratios/Supplemental Data:
  Net Assets, End of Period (in thousands)..........     $ 10,532        $ 17,486         $16,971
  Ratio of Expenses to Average Net Assets++.........         1.30%           1.30%           1.30%+++
  Ratio of Net Investment Income (Loss) to
     Average........................................        (0.74)%         (0.83)%         (0.74)%+++
  Portfolio Turnover Rate...........................       208.03%         205.06%         172.64%


---------------
  * Fund commenced operations on April 1, 1993.
 ** Until February 28, 1994, Investor Shares of the Fund were sold subject to the imposition of a sales load, which is not reflected in the total return figures.
  + Total return not annualized.

 ++ Ratios of expenses before effect of waivers were 1.55%, 1.58% and 1.94%
     (annualized), respectively.

+++ Annualized.

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of the Fund is to provide investors with capital appreciation. The Fund invests primarily in the common stocks of small capitalization companies (those with total market capitalization of less than $800 million at the time of investment) which the Fund's investment adviser believes are likely to have rapid growth in revenues and/or earnings and the potential for above-average capital appreciation. It is expected that, under normal circumstances, the majority of the Fund's total assets will be invested in the common stocks of companies with market capitalizations of $500 million or less. Under normal market conditions, at least 65% of the value of the Fund's total assets will be invested in common stocks of small capitalization companies.

     The common stocks of small capitalization companies often pay no dividends, and current income is not a factor in the selection of stocks. A substantial proportion of the stocks in which the Fund invests are expected to be traded in the over-the-counter market, although the common stocks of certain small capitalization companies are traded on the New York Stock Exchange or the American Stock Exchange.

     The securities of small capitalization companies may offer greater potential for capital appreciation than the securities of larger companies since they may be overlooked by investors or undervalued in relation to their earnings power. Small capitalization companies generally are not as well known to the investing public and have less of an investor following than larger companies, and therefore may provide greater opportunities for long-term capital appreciation as a result of relative inefficiencies in the marketplace. The investment adviser for the Fund will select portfolio securities based on characteristics such as the financial strength and profitability of the company, the expertise of management and the growth potential of the company.

     Historically, small capitalization stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks appreciate, or appreciate as large company stocks decline.

OTHER INVESTMENTS AND ACTIVITIES

     The Fund may invest up to 20% of the value of its total assets in American Depositary Receipts ("ADRs"), as described under "Additional Information." Investment in ADRs involves certain risks, as described under "Risk Factors and Special Considerations" below. Although the Fund invests primarily in common stocks, it may invest up to 35% of the value of its total assets in high quality, short-term money market instruments, repurchase agreements and cash ("Money Market Instruments"), as described under "Additional Information." In addition, the Fund may invest without limit in Money Market Instruments when the Fund's investment adviser believes a defensive posture is warranted. To the extent that the Fund deviates from its investment policies during temporary defensive periods, its investment objective may not be achieved.

     The Fund may engage in certain investment activities and utilize certain other strategies, as described and subject to the limitations and risks described under "Additional Information."
                      ------------------------------------

     The investment objective of the Fund is fundamental and may not be changed without the affirmative vote of a "majority" of its outstanding shares (as defined below under "Limiting Investment

Risks"). Of course, achievement of the objective cannot be guaranteed. The investment policies and activities of the Fund, with the exception of those which are identified as fundamental, are not fundamental and may be changed by the Board of Directors of the Company without the approval of shareholders. Additional fundamental investment policies of the Fund are identified under "Limiting Investment Risks" below and in the Statement of Additional Information.

     The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly changing market conditions or interest rates. The portfolio turnover of the Fund may be higher than that of other investment companies. While it is impossible to predict with certainty the portfolio turnover for the Fund, the Fund's investment adviser expects that the annual turnover rate will not exceed 300%. High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. High portfolio turnover rates may also make it more difficult for the Fund to satisfy the requirement for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), that less than 30% of the Fund's gross income in any tax year be derived from gains on the sale of securities held for less than three months. The portfolio turnover rate is computed by dividing the lesser amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).

                           LIMITING INVESTMENT RISKS

     To further protect investors, the Fund has adopted the following investment limitations, certain of which are subject to additional operating limitations as described below:

          (i) the Fund may not invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, up to 25% of the value of the total assets of the Fund may be invested without regard to this limitation;

          (ii) the Fund may not issue senior securities, borrow money (including entering into reverse repurchase agreements) or pledge or mortgage its assets, except that the Fund may borrow from banks up to one-third of the current value of its total assets for temporary purposes and these borrowings may be secured by the pledge of not more than one-third of the current value of the Fund's total assets, and the Fund may enter into reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of one-third of the value of their assets, less bank borrowings outstanding for temporary purposes, at the time of entry into such agreements; provided that additional portfolio securities may not be purchased by the Fund while borrowings and reverse repurchase agreements exceed 5% of the Fund's total assets; and

          (iii) the Fund may not invest an amount equal to 15% or more of the current value of its total assets in investments that are illiquid.

     The foregoing investment limitations and those described in the Statement of Additional Information are fundamental policies of the Fund that may be changed only when permitted by law and approved by the holders of a "majority" of the Fund's outstanding shares. If a percentage restriction on investment or use of assets contained in these investment limitations is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. As used in this Prospectus and in the Statement of Additional Information, the term "majority," when referring to the approvals to be obtained from shareholders in connection with matters affecting the Fund (e.g., approval of investment advisory contracts), means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and to fractional votes for fractional shares held.

     With respect to investment limitation (i), the Fund will consider unconditional demand features as not being issued by the entity providing the demand feature, provided that the value of all securities held by the Fund issued by or subject to demand features from each such entity and owned by the Fund does not exceed 10% of the Fund's total assets. In addition, with respect to investment limitation (i), the Fund treats repurchase agreements as an acquisition of the underlying securities, provided that the obligation to repurchase the underlying securities is fully collateralized.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     The Fund does not constitute a balanced or complete investment program, and the net asset value of the shares of the Fund can be expected to fluctuate. The Fund is subject to the general risks and considerations associated with the types of investments it may make, as described above under "Investment Objectives and Policies," as well as the risks discussed herein.

     The Fund should not be considered suitable for investors who are unable or unwilling to assume the risk of loss inherent in a program of investment in small capitalization companies. Small capitalization stocks are more volatile than larger capitalization stocks. The Fund may invest in relatively new or unseasoned companies, which are in their early stages of development, or small companies positioned in new and emerging industries. Securities of small and unseasoned companies present greater risks than securities of larger, more established companies. The companies in which the Fund may invest may have relatively small revenues and limited product lines, and may have a small share of the market for their products or services. Small companies may lack depth of management. They may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms. They may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small companies may incur significant losses and investments in such companies are therefore speculative.

     Investments by the Fund in ADRs may involve investment risks such as future foreign political and economic developments, the possible imposition of foreign withholding taxes on dividend income payable the securities evidenced by ADRs held by the Fund, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other foreign governmental laws or restrictions that might adversely affect the payment of dividends. Changes in the exchange rates of foreign currencies of the countries represented by the Fund's ADR investments will affect the U.S. dollar value of the Fund's assets and the Fund's return. Foreign securities represented by ADRs are traded in markets which may be smaller and less liquid and subject to greater price volatility than U.S. markets. In addition, there may be less publicly available information about a foreign issuer than about a US. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. Finally, it may be more difficult for the Fund to obtain or enforce a judgment against the issuer of a security represented by an ADR.

     For a discussion of certain risks associated with the additional investment activities in which the Fund may engage, see "Additional Information."

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of each class of the Fund for the purpose of pricing purchase and redemption orders is determined as of 4:15 p.m., Eastern time, on each Business Day. "Business Day" means each weekday except those holidays on which the Federal Reserve Bank of New York, the New York Stock Exchange (the "Exchange") or the investment advisers are closed. Currently, those holidays include: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. Net asset value per share of each class of the Fund's shares is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that class outstanding. In calculating net asset value, the Fund's portfolio securities will be valued at market value where there is a reliable market quotation available for the securities and otherwise at fair value as determined by or under the direction of the Company's Board of Directors. The Fund may determine the market value of individual portfolio securities by using prices provided to it by one or more professional independent pricing services.

                       HOW TO PURCHASE AND REDEEM SHARES

                               PURCHASE OF SHARES

     Orders for purchases of Investor Shares of the Fund will be executed at the net asset value per share next determined after an order has been transmitted to and accepted by the Company's distributor. All purchase orders must be placed through a Shareholder Servicing Agent or the Company's distributor in accordance with procedures established by it in connection with the requirements of the accounts of customers. Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures and payment methods for the purchase and redemption of Fund shares, such as pre-authorized or automatic purchase and redemption programs. Each Shareholder Servicing Agent may establish its own terms and conditions with respect to the services provided by it, including the requirement of a minimum initial investment and limitations on the amounts of transactions, with respect to such services. Shareholder Servicing Agents will provide their customers with a schedule of any credits, fees or other conditions that may be applicable to the investment of customer assets in Fund shares. Shares of the Fund may be held of record by a customer's Shareholder Servicing Agent.

     If orders placed through the Company's distributor are paid for by check, the order will become effective on the day on which funds are made available with respect to the check, which will generally be the Business Day following receipt of the check if the check is received by 2:00 p.m., Eastern time. A customer who purchases Fund shares through the Company's distributor by personal check will be permitted to redeem those shares only after the purchase check has been collected, which may take up to 15 days or more. Customers who anticipate the need for more immediate access to their investment should purchase shares with federal funds. A customer purchasing Fund shares through a Shareholder Servicing Agent should contact his Shareholder Servicing Agent with respect to the ability to purchase shares by check and the related procedures.

     For further information as to how to direct a Shareholder Servicing Agent to purchase shares of the Fund on his behalf, a customer should contact his Shareholder Servicing Agent or the Company's distributor.

     The Company reserves the right to suspend the offering of shares of the Fund for a period of time and to reject any purchase order. For example, a purchase order may be refused if, in the investment adviser's opinion, it is of a size that would disrupt management of the Fund.

PURCHASE BY AUTOMATIC INVESTMENT

     Investors may participate in the Company's Automatic Investment Program, which is an investment plan offered by certain Shareholder Servicing Agents that automatically debits money from the investor's designated bank account and invests it in one or more of the Company's portfolios through the use of electronic fund transfers or automatic bank drafts. Investors may elect to make investments by transfers of a minimum of $100 on either the tenth or twenty-fifth day of each month into their established account. No minimum initial investment applies when an account is established through the Automatic Investment Program. For further information regarding the Automatic Investment Program, an investor should contact his Shareholder Servicing Agent or the Company's distributor.

                              EXCHANGE PRIVILEGES

     The Company offers the ability to exchange shares in one of its portfolios for shares of the same class in another of its portfolios in an identically registered account without a sales load being incurred. For information as to how to engage in an exchange transaction, a customer should contact his Shareholder Servicing Agent. Before engaging in an exchange transaction, a shareholder should carefully read the prospectus describing the portfolio into which the exchange will occur. A shareholder may not exchange shares of one portfolio for shares of another portfolio if shares of the portfolio into which the investor desires to exchange are not qualified for sale in the state of the shareholder's residence. The Company may terminate or amend the terms of the exchange privilege at any time. Under Commission rules, 60 days' prior notice of any amendments or termination of exchange privileges will be given to shareholders, except in certain extraordinary circumstances. An exchange is treated as a sale of a security on which a gain or loss may be recognized. All exchanges will be made based on the net asset value next determined following receipt of the request by a portfolio in good order.

     If your Shareholder Servicing Agent provides for the exchange of portfolio shares by mail, you may be required to send a letter of instruction containing the signatures of all registered owners or authorized parties. Signatures may be required to be guaranteed by a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

                               IN-KIND PURCHASES

     Under certain circumstances, shares of the Fund may be purchased in exchange for securities which are eligible for acquisition by the Fund. A gain or loss for federal income tax purposes may be realized by taxable investors making in-kind purchases upon the exchange depending upon the cost of the securities exchanged. Investors interested in such exchanges should contact the Fund's investment adviser. In-kind purchases are described more fully in the Statement of Additional Information.

                              REDEMPTION OF SHARES

     A customer may redeem all or part of his shares only on any Business Day either through the Company's distributor or in accordance with instructions and limitations pertaining to his account with his Shareholder Servicing Agent. Redemption orders are effected at the net asset value per share next determined after the order is received by the Company's distributor. Payment for redemption orders received by the Company's distributor will normally be wired or credited to the Shareholder Servicing Agent on the next Business Day, but in any event within seven days.

     No charge for wiring redemption payments is imposed by the Company, although Shareholder Servicing Agents may charge their customers' accounts for redemption services.

     The Company may suspend the right of redemption or postpone the day of payment for shares for more than seven days during any period when (i) trading on the Exchange is restricted by applicable rules and regulations of the Commission; (ii) the Exchange is closed for other than customary weekend and holiday closings; (iii) the Commission has by order permitted such suspension; or (iv) an emergency exists as determined by the Commission.

     In connection with a written redemption request, a shareholder may be required to have the signatures of all registered owners or authorized parties guaranteed by a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

     For further information as to how to direct a Shareholder Servicing Agent to redeem shares of the Fund on his behalf, a customer should contact his Shareholder Servicing Agent or the Company's distributor.

                          DIVIDENDS AND DISTRIBUTIONS

     The Fund will declare and pay as a dividend substantially all of its net investment income annually, and will distribute, at least annually, substantially all of its net capital gains. The Fund will inform shareholders of the amount and nature of all such income or gains.

     Dividends are paid in the form of additional shares of the same class of the Fund, unless the shareholder of record has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Fund's transfer agent and will become effective with respect to dividends paid after its receipt. The procedure by which a customer of a Shareholder Servicing Agent may elect to receive dividends in cash and the method of payment of such dividends by the Shareholder Servicing Agent to its customer will be determined by the Shareholder Servicing Agent. Dividends that are otherwise taxable are taxable to investors whether received in cash or in additional shares of the Fund. There is no sales charge imposed on the reinvestment of dividends in additional shares.

     Shares redeemed will earn dividends through the date of redemption. Investors who redeem all or a portion of Fund shares prior to a dividend payment date will be entitled on the next dividend payment date, to all dividends declared but unpaid on those shares at the time of their redemption.

                                   MANAGEMENT

     The business and affairs of the Fund are managed under the general direction and supervision of the Company's Board of Directors. The Fund's day-to-day operations are handled by the Company's officers.

                               INVESTMENT ADVISER


     Chemical Bank New Jersey, National Association ("CBNJ") provides investment advisory services to the Fund pursuant to an Advisory Agreement with the Company (the "Advisory Agreement"). Subject to such policies as the Company's Board of Directors may determine, CBNJ makes investment decisions for the Fund. The Advisory Agreement provides that, as compensation for services thereunder, CBNJ is entitled to receive from the Fund a monthly fee at an annual rate of .75% of the average daily net assets of the Fund.



     Francis B. Lane, Chief Investment Officer of CBNJ, is primarily responsible for the day-to-day management of the Fund's portfolio and has performed this function for the Fund since its inception. Mr. Lane joined CBNJ (formerly Princeton Bank and Trust Company, National Association) in February 1988.



     CBNJ is a wholly-owned subsidiary of Chemical New Jersey Holdings Inc., which is in turn a wholly-owned subsidiary of Chemical Banking Corporation, a bank holding company ("Chemical"). Its investment management responsibilities, as of January 31, 1996, included accounts with aggregate assets in excess of $2.4 billion.



     The principal business address of CBNJ is 225 South Street, Morristown, New Jersey 07960. Chemical Bank, a wholly-owned subsidiary of Chemical and an affiliate of CBNJ, provides additional services to the Company, as described below.


                          SHAREHOLDER SERVICING AGENTS

     Pursuant to a Shareholder Servicing Plan adopted by the Board of Directors of the Company, the Company may enter into Shareholder Servicing Agreements with financial institutions ("Shareholder Servicing Agents"). Shareholder administrative support services will be performed by Shareholder Servicing Agents for their customers who beneficially own shares. Such services, which are described more fully in the Statement of Additional Information, may include, among other things: answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares of the Fund may be effected and certain other matters pertaining to the Fund; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in aggregating and processing purchase, exchange and redemption transactions; placing net purchase and redemption orders with the Company's distributor; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; processing dividend payments; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts, as necessary; providing periodic statements showing a customer's account balances and, to the extent practicable, integrating such information with other customer transactions otherwise effected through or with the Shareholder Servicing Agent; furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases, exchanges and redemptions; transmitting, on behalf of the Company, proxy statements, annual reports, updating prospectuses and other communications from the Company to the shareholders of the Fund; receiving, tabulating and transmitting to the Company proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other or related services as the Company or a shareholder may request. Customers may have or be given the right to vote shares held of record by Shareholder Servicing Agents. Shareholder Servicing Agents may enter into arrangements with, and pay a portion of their fees to, other entities that perform or assist in performing shareholder administrative support services.

     For the services provided, the Company's Shareholder Servicing Plan permits the Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to
 .30% of the average daily net asset value of shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. The Company has entered into Shareholder Servicing Agreements with Chemical Bank, certain of its affiliates, Furman Selz Incorporated ("Furman Selz") and certain other broker-dealers, pursuant to which it has agreed to pay them a monthly fee from the Fund at an annual rate of .30% of the average daily net asset value of the shares in the Fund for which they provide services. The Shareholder Servicing Agents have agreed to waive voluntarily a portion of their fees during the Fund's current fiscal year so that, during such period, they will receive a monthly fee from the Fund at an annual rate not to exceed .25% of the average daily net asset value of the shares in the Fund for which they provide services. The Company may appoint additional Shareholder Servicing Agents in the future.

     Shareholder Servicing Agents will provide their customers with a schedule of any credits, fees or other conditions that may be applicable to the investment of customer assets in the Fund's shares. The Company's Board of Directors has determined that the amount payable by the Fund in respect of "service fees" (as defined under Section 26 of the Rules of Fair Practice of the NASD) does not exceed 0.25% of the average annual net assets of the Fund.

                   ADMINISTRATORS, CUSTODIAN, TRANSFER AGENT
                             AND SUB-TRANSFER AGENT


     Furman Selz and Chemical Bank (together, the "Administrators") serve as the Company's administrators and generally assist the Company in all aspects of its administration and operation. As compensation for its administrative services, Furman Selz receives a monthly fee, based upon the aggregate average daily net assets of the Company's portfolios, at an annual rate of .06% of the first $500 million of average daily net assets, .05% of the next $500 million of average daily net assets and .04% of average daily net assets in excess of $1 billion, and an annual fee of $30,000 per portfolio for fund accounting services. As compensation for its administrative services, Chemical Bank receives a monthly fee at an annual rate of .03% of average daily net assets of the Fund.



     Chemical Bank serves as custodian of the assets of the Company's portfolios. Chemical Bank has also entered into an agreement with the Company for the provision of transfer agency and dividend disbursing services for the Company's portfolios. Furman Selz serves as sub-transfer agent for the Company's portfolios.


     A further discussion of the terms of the Company's administrative, custody, transfer agency, sub-transfer agency and fund accounting arrangements is contained in the Statement of Additional Information.

                                  DISTRIBUTOR

     Shares in the Fund are sold on a continuous basis by the Company's distributor, Hanover Funds Distributor, Inc. (the "Distributor"), an affiliate of Furman Selz. The Distributor's principal offices are located at 237 Park Avenue, New York, New York 10017.

     Solely for the purpose of reimbursing the Distributor for activities primarily intended to result in the sale of Investor Shares, the Fund is authorized to spend up to 0.10% of its net assets attributable to Investor Shares annually in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 promulgated under the 1940 Act, but is not expected to make any such payments during the Fund's current fiscal year. Activities for which the Distributor may be reimbursed include (but are not limited to) the development and implementation of direct mail promotions and advertising for Investor Shares of the Fund and the preparation, printing and distribution of prospectuses for Investor Shares of the Fund to recipients other than existing shareholders.


     Although it is anticipated that some activities intended to promote the Company's Investor Shares will be conducted on a Company-wide basis, payments made under the Plan will generally be used to finance the distribution and sales support activities relating to Investor Shares of the Fund. Expenses incurred in connection with Company-wide activities intended to promote the Company's Investor Shares may be allocated pro rata among the Investor Shares of all portfolios of the Company on the basis of their relative net assets. Allocation of expenses on the basis of relative net assets may result in the subsidization by the Investor Shares of certain of the Company's portfolios of the distribution of Investor Shares of the Company's other portfolios.


                               REGULATORY MATTERS


     Banking laws and regulations, including the Glass-Steagall Act as currently interpreted by the Board of Governors of the Federal Reserve System, prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities, but do not prohibit such a bank holding company or affiliate from acting as investment adviser, administrator, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. Chemical Bank and the Company believe that Chemical Bank and CBNJ, or any other affiliate of Chemical Bank, may perform the investment advisory, administrative, custody and transfer agency services for the Company, as the case may be, described in this Prospectus, and that Chemical Bank, Texas Commerce Bank National Association ("TCB") or any other affiliate of Chemical Bank, subject to such banking laws and regulations, may perform the shareholder services contemplated by this Prospectus, without violation of such banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could prevent Chemical Bank, CBNJ or any other affiliate of Chemical Bank from continuing to perform investment advisory, administrative, custody or transfer agency services for the Company, as the case may be, or require Chemical Bank, TCB or any other affiliate of Chemical Bank to alter or discontinue the services provided by it to shareholders of the Fund.



     If Chemical Bank, CBNJ or any other affiliate of Chemical Bank were prohibited from performing investment advisory, administrative, custody or transfer agency services for the Company, as the case may be, it is expected that the Company's Board of Directors would recommend to the Company's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board of Directors. If Chemical Bank, TCB or any other affiliate of Chemical Bank were required to discontinue all or part of its shareholder servicing activities, its customers would be permitted to remain the beneficial owners of Fund shares and alternative means for continuing the servicing of such customers would be sought. The Company does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.


     In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state laws.

                 OTHER INFORMATION CONCERNING FEES AND EXPENSES


     Except as noted below, CBNJ and the Administrators bear all expenses in connection with the performance of their advisory and administrative services. The Fund bears the expenses incurred in its operations, including: organizational expenses; taxes; interest; fees (including fees paid to its directors); fees payable to the Securities and Exchange Commission (the "Commission"); state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory and administration fees; charges of its custodian, transfer agent, sub-transfer agent and shareholder servicing agents; certain insurance costs; auditing and legal expenses; fees of independent pricing services; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions, if any, in connection with the purchase of portfolio securities. Fund expenses are allocated to Investor Shares based on either expenses identifiable to the Investor Shares or relative net assets of the Investor Shares and other classes of Fund shares. In addition, Investor Shares reimburse the Company's distributor for certain expenses incurred by it in connection with activities primarily intended to result in the sale of Investor Shares of the Fund. All or part of the fees payable by the Fund to the organizations retained to provide services for the Fund may be waived from time to time in order to increase the Fund's net investment income available for distribution to holders of Investor Shares and/or other classes of shares of the Fund.


                            PERFORMANCE INFORMATION

     The Fund may from time to time present its standardized and nonstandardized total return in advertisements. Standardized total return is calculated in accordance with the Commission's formula. Nonstandardized total return differs from the standardized total return only in that it may relate to a nonstandard period, is presented in the aggregate rather than as an annual average or that any applicable sales load is not deducted (if any applicable sales load were deducted, such total return would be lower). The Commission's formulas for calculating performance are described under "Performance Information" in the Statement of Additional Information. Performance quotations will be computed separately for each class of the Fund's shares.

     The performance of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to the performance of other mutual funds as published by Lipper Analytical Services, Inc. The performance information may also include evalua-tions of the Fund published by nationally recognized ranking services and by various national or local financial publications, such as Business Week, Forbes, Fortune, Institutional Investor, Money, The Wall Street Journal, Barron's, Changing Times, Morningstar Mutual Fund Values, U.S.A. Today, or The New York Times or other industry or financial publications.


     All performance information is historical and does not predict future results. Credits and charges incurred by customers of Shareholder Servicing Agents in connection with an investment in the Fund will not be reflected in performance information published by the Fund. See "Management -- Shareholder Servicing Agents." The Company's annual report to shareholders, which is available without charge upon request, contains a discussion of Fund performance for the fiscal year ended November 30, 1995.


                                     TAXES

     The following discussion is only a brief summary of some of the important tax considerations affecting the Company, the Fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign income tax considerations, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers with specific reference to their own tax situation.


     The Fund will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code applicable to regulated investment companies generally will be applied to the Fund separately, rather than to the Company's portfolios as a whole. In addition, net realized long-term capital gains, net investment income (i.e., investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and operating expenses will be determined separately for the Fund. The Fund intends to qualify in the future as a regulated investment company under Subchapter M of the Code. If so qualified, the Fund will not be subject to federal income taxes with respect to net investment income and net realized long-term capital gains, if any, that are distributed to its shareholders, provided that (as intended) the Fund distributes each taxable year at least 90% of its net investment income net of certain deductions allocable to such income. The Fund will be subject to a 4% nondeductible excise tax on its taxable income to the extent it does not meet certain distribution requirements by the end of each calendar year. The Fund intends to make sufficient distributions to avoid application of this excise tax.


     Dividends paid by the Fund from net investment income (including net realized short-term capital gains), will be taxable to shareholders that are otherwise subject to tax as ordinary income whether received in cash or reinvested in additional shares. Dividends declared in October, November or December of any year, payable to shareholders of record on a specified date in such a month, will be deemed to have been received by the shareholders and paid by the Fund on December 31, provided such dividends are paid during January of the following year. Net long-term capital gains, if realized, will be distributed at least annually and will be taxable as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long the shareholder has held shares of the Fund.

     Distributions from the Fund, to the extent paid from qualifying dividends, are expected to qualify for the dividends-received deduction allowed to corporations under the Code.

FOREIGN SHAREHOLDERS

     The preceding description concerning taxes does not apply to shareholders who, as to the United States, are non-resident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships ("Foreign Shareholders"). Foreign Shareholders may be subject to U.S. withholding taxes and should consult with their own tax advisors concerning the specific tax consequences of an investment in the Fund. See "Additional Information Concerning Taxes -- Foreign Shareholders" in the Statement of Additional Information.
                      ------------------------------------

     Descriptions of tax consequences set forth in this Prospectus and in the Statement of Additional Information are intended to be a general guide. Investors should consult their own tax advisers regarding specific questions as to the federal, state, local and foreign tax consequences of ownership of shares in the Fund.

                         ORGANIZATION AND CAPITAL STOCK

     The Company was incorporated in Maryland on October 29, 1992. The authorized capital stock of the Company consists of 200,000,000 shares having a par value of $.001 per share. The Company's Articles of Incorporation authorize the issuance of separate series of shares corresponding to shares of the Fund as well as shares of other investment portfolios of the Company, and multiple classes of shares of each series. The Company's Board of Directors may, in the future, authorize the issuance of additional series of capital stock representing shares of additional investment portfolios or additional classes of shares of the Fund or the Company's other investment portfolios.


     The Company's Board of Directors has authorized the Fund to issue multiple classes of shares. This Prospectus relates only to Investor Shares, one class of shares offered by the Fund. The Fund is authorized to issue other classes of shares in addition to the Investor Shares. As of the date of this Prospectus, the Fund also had outstanding CBC Benefit Shares The categories of investors that are eligible to purchase shares may be different for each class of Fund shares. In addition, other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which may affect the relative performance of the different classes of Fund shares. Investors may call the Company at 1-800-821-2371 to obtain additional information about other classes of shares of the Fund that are offered. Any person entitled to receive compensation for selling or servicing shares of the Fund may receive different levels of compensation with respect to one class of shares of the Fund over another.



     Shares of each class of a portfolio represent interests in that portfolio in proportion to each share's net asset value. All shares of the Company have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series or class is required by law or where the matter involved affects only one series or class (for example, matters pertaining to the plan of distribution relating to Investor Shares will only be voted on by Investor Shares). Under the corporate law of Maryland, the Company's state of incorporation, and the Company's By-Laws (except as required under the 1940 Act), the Company is not required and does not currently intend to hold annual meetings of shareholders for the election of directors. Shareholders, however, do have the right to call for a meeting to consider the removal of one or more of the Company's directors if such a request is made, in writing, by the holders of at least 10% of the Company's outstanding voting securities. In such cases, the Company will assist in calling the meeting (including effecting any necessary shareholder communications) as required under the 1940 Act. A more complete statement of the voting rights of shareholders is contained in the statement of Additional Information.

     All shares of the Company, when issued, will be fully paid and nonassessable.

                            REPORTS TO SHAREHOLDERS

     Shareholders of record will receive unaudited semi-annual reports showing the portfolio for the Fund and other information, and an annual report containing financial statements audited by independent certified public accountants. KPMG Peat Marwick LLP has been appointed as the Company's auditors. The Company's fiscal year ends on November 30.

     Customers can write or call their Shareholder Servicing Agent with any questions relating to their investment in the Fund.

                             ADDITIONAL INFORMATION

     Following is a description of certain additional types of investments which the Fund may make, and certain activities in which the Fund may engage.

MONEY MARKET INSTRUMENTS

     The Fund may purchase high quality, short-term money market instruments or hold cash, subject to the limitations set forth under "Investment Objectives and Policies." Such instruments may include U.S. Government Securities; commercial paper of domestic and foreign issuers rated, at the time of purchase, at least P-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard and Poor's Ratings Group ("S&P"), rated comparably by another nationally recognized statistical rating organization, or, if not rated, of comparable quality as determined by the Fund's investment adviser; certificates of deposits, banker's acceptances or time deposits and repurchase agreements. A description of Moody's and S&P ratings is contained in the Statement of Additional Information. The Fund limits its investments in U.S. bank obligations to obligations of U.S. banks that have more than $1 billion in total assets at the time of investment and are subject to regulation by the U.S. Government. The Fund limits its investments in foreign bank obligations to obligations of foreign banks that at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets, and have branches or agencies in the United States. The Fund may also invest in obligations of foreign branches of U.S. banks, as well as obligations of U.S. branches of foreign banks, if the Fund is permitted to invest directly in obligations of the U.S. bank or foreign bank, respectively, in accordance with the foregoing limitations.

AMERICAN DEPOSITARY RECEIPTS

     The Fund may purchase ADRs, subject to the limitation set forth under "Investment Objectives and Policies". ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. The Fund treats ADRs as interests in the underlying securities for purposes of its investment policies. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, ADRs are subject to certain of the risks associated with investments in foreign securities. See "Risk Factors and Special Considerations." The Fund will limit its investment in ADRs not sponsored by the issuer of the underlying securities to no more than 5% of the value of its net assets (at the time of investment). See the Statement of Additional Information for certain risks related to unsponsored ADRs.

CORPORATE REORGANIZATIONS

     The Fund may invest without limitation in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of the relevant investment adviser, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short-term nature of such transactions. The principal risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Fund may sustain a loss.

UNSEASONED COMPANIES

     The Fund may invest in securities of unseasoned companies. In view of the limited liquidity, more speculative prospects and more volatile pricing attributes, the Fund will not invest more than 10% of the value of its total assets (at the time of purchase) in equity securities of non-investment companies (including predecessors) that have operated less than three years.

WARRANTS AND RIGHTS

     The Fund may invest up to 5% of the value of its total assets (at the time of investment) in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price during or at the end of a specific period of time. The Fund will not invest more than 2% of the value of its total assets in warrants or rights which are not listed on the New York or American Stock Exchanges.

REPURCHASE AGREEMENTS

     Securities held by the Fund may be subject to repurchase agreements. Pursuant to a repurchase agreement, the Fund will purchase portfolio securities from a seller which commits itself, at the time of sale, to repurchase the securities at a mutually agreed upon time and price. Repurchase agreements may be characterized as loans which are collateralized by the underlying securities. The Fund will enter into repurchase agreements with commercial banks only if such banks meet the standards set forth above under "Money Market Instruments," and will enter into repurchase agreements with brokers and dealers only if such parties are deemed creditworthy in accordance with standards adopted by the Company's Board of Directors. The investment adviser for the Fund will monitor, on an ongoing basis, the creditworthiness of the seller and the value of the underlying security, including accrued interest, to ensure that such value equals or exceeds the value of the repurchase agreement. In the event of default by the seller under the repurchase agreement, the Fund could experience losses that include: (i) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (ii) additional expenses to the Fund for enforcing those rights; (iii) possible loss of all or part of the income or proceeds of the repurchase agreement; and (iv) possible delay in the disposition of the underlying security pending court action or possible loss of rights in such securities.

REVERSE REPURCHASE AGREEMENTS

     The Fund may also enter into reverse repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act and are subject to the limitations with respect to entering reverse repurchase agreements included in the second investment limitation under "Limiting Investment Risks."

LOANS OF PORTFOLIO SECURITIES

     The Fund may lend portfolio securities with a value of up to one third of the value of its total assets in order to generate additional income. The Fund may lend securities from its portfolio if liquid assets in an amount at least equal to the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan is maintained by the Fund in a segregated account. Any securities that the Fund may receive as collateral will not become a part of its portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by the Fund will be invested in securities in which the Fund is permitted to invest. The value of securities loaned will be marked to market daily. Portfolio securities purchased with cash collateral are subject to possible depreciation. Loans of securities by the Fund will be subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or a placing broker.

ILLIQUID OR RESTRICTED SECURITIES

     The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. Investments in securities which are "restricted" may involve added expenses to the Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. As set forth under "Limiting Investment Risks," as a matter of fundamental policy the Fund will not invest more than 15% of the value of its total assets in illiquid investments, such as "restricted securities" which are illiquid, and securities that are not readily marketable. As more fully described in the Statement of Additional Information, the Fund may purchase certain restricted securities ("Rule 144A securities") for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933. Rule 144A is a relatively recent development and there is no assurance that a liquid market in Rule 144A securities will develop or be maintained. To the extent that the number of qualified institutional buyers is reduced, a previously liquid Rule 144A security may be determined to be illiquid, thus increasing the percentage of illiquid assets in the Fund's portfolio. The Fund may also invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, which can thus provide liquidity. The Fund's holdings of Rule 144A securities and
Section 4(2) paper which are liquid securities will not be subject to the 15% limitation described above. The Board of Directors of the Company will be responsible for monitoring the liquidity of Rule 144A securities and Section 4(2) paper and the selection by the investment adviser of such instruments.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES

     The Fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund will make commitments to purchase securities on a firm commitment basis only with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable.

     No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

SHORT SALES AGAINST THE BOX

     The Fund may from time to time make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is "against-the-box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the Fund does not immediately deliver the securities sold or receive the proceeds from the sale. The Fund may not make short sales or maintain a short position if it would cause more than 25% of the value of the Fund's total assets to be held as collateral for the sales. To secure its obligations to deliver the securities sold short, the Fund will deposit in escrow in a separate account with its custodian an amount at least equal to the securities sold short or securities convertible into, or exchangeable for, the securities. The Fund may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short. Short sales of securities may make it more difficult for the Fund to satisfy the requirement for qualification as a regulated investment company under the Code that less than 30% of the Fund's gross income in any tax year be derived from gain on the sale of securities held for less than three months.

OTHER INVESTMENT COMPANIES

     The Fund may invest up to 10% of the value of its total assets in shares of other investment companies, subject to such investments being consistent with the overall objective and policies of the Fund and subject to the limitations of the 1940 Act and the Fund's investment limitations as described in the Statement of Additional Information.

OTHER INVESTMENTS

     The Fund may invest in floating and variable rate instruments, which are discussed more fully in the Statement of Additional Information.
                      ------------------------------------

     For more detailed descriptions of certain of the Fund's investment activities, see "Investment Policies -- Additional Investment Activities" in the Statement of Additional Information.

---------------------------------
SHAREHOLDER SERVICES


To place purchase and redemption orders or


         obtain account specific information,
         please call your Chemical Bank
         account officer.



For performance information, prospectuses or


         general product information, please call

         The Hanover Investment Funds at:
         1-800-821-2371

INVESTMENT ADVISER

Chemical Bank New Jersey,
National Association


      ---------------------------------------------------------------

      The Hanover

      ---------------------------------------------------------------
      Investment

      ---------------------------------------------------------------
      Funds

      ---------------------------------------------------------------

-------------------------------------------------------------
   - THE SMALL CAPITALIZATION GROWTH FUND
    INVESTOR SHARES
-------------------------------------------------------------

                                   Prospectus

                       March 29, 1996


LOGO

                       THE HANOVER INVESTMENT FUNDS, INC.
                                237 PARK AVENUE
                            NEW YORK, NEW YORK 10017



     THE HANOVER INVESTMENT FUNDS, INC. (the "Company") is an open-end, management investment company offering shares in six separate portfolios. This Prospectus relates to the CBC Benefit Shares of The Hanover Small Capitalization Growth Fund (the "Fund"), a diversified portfolio of the Company.


     THE HANOVER SMALL CAPITALIZATION GROWTH FUND'S investment objective is to provide investors with capital appreciation, by investing primarily in the common stocks of smaller companies (those with total market capitalization of less than $800 million at the time of investment).

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, CHEMICAL BANK OR ITS AFFILIATES, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

     All purchase and redemption orders for CBC Benefit Shares must be placed through a Participating CBC Benefit Plan (as defined herein).


     This Prospectus relates only to the CBC Benefit Shares of the Fund, which only certain investors are eligible to purchase, and no other class of shares of the Fund is offered hereby. See "Organization and Capital Stock." This Prospectus sets forth concisely the information concerning the Fund that a prospective investor should know before investing. This Prospectus should be read and retained for ready reference to information about the Fund. Separate prospectuses with respect to the Fund and other portfolios of the Company may be used in addition to this Prospectus. A Statement of Additional Information dated March 29, 1996 containing additional information about the Fund has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. An investor may obtain a Statement of Additional Information without charge by writing the Company at its address shown above.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
    AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
       HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
          SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
              ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                 TO THE CONTRARY IS A CRIMINAL OFFENSE.



March 29, 1996

                               TABLE OF CONTENTS



                                                                                        PAGE
                                                                                        ----
The Fund's Expenses...................................................................    3
Financial Highlights..................................................................    4
Investment Objectives and Policies....................................................    5
Limiting Investment Risks.............................................................    6
Risk Factors and Special Considerations...............................................    7
Determination of Net Asset Value......................................................    8
How to Purchase and Redeem Shares.....................................................    8
  Purchase of Shares..................................................................    8
  Exchange Privileges.................................................................    8
  In-Kind Purchases...................................................................    9
  Redemption of Shares................................................................    9
Dividends and Distributions...........................................................   10
Management............................................................................   10
  Investment Adviser..................................................................   10
  Administrators, Custodian, Transfer Agent and Sub-Transfer Agent....................   11
  Distributor.........................................................................   11
  Regulatory Matters..................................................................   11
  Other Information Concerning Fees and Expenses......................................   12
Performance Information...............................................................   12
Taxes.................................................................................   13
Organization and Capital Stock........................................................   14
Reports to Shareholders...............................................................   14
Additional Information................................................................  A-1


                      ------------------------------------

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE COMPANY'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              THE FUND'S EXPENSES


     The following expense table is provided to assist investors in understanding the various costs and expenses that an investor will indirectly incur as a beneficial owner of CBC Benefit Shares of the Fund. The table reflects information for the fiscal year ended November 30, 1995 for the Fund.



        ANNUAL FUND OPERATING EXPENSES
          (as a percentage of average net assets annualized)
          Management Fees.....................................................    .75%
          Other Expenses (after waivers and expense reimbursements)(*)........    .30%
                                                                                 ----
               Total Fund Operating Expenses (after waivers and expense
                reimbursements)(**)...........................................   1.05%
                                                                                 ====



---------------


 * Restated to reflect an agreement by the Fund's service providers to waive fees and/or reimburse expenses as described below for the Fund's current fiscal year. "Other Expenses" include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges. Absent any voluntary waivers and expense reimbursements, the ratio of "Other Expenses" to average daily net assets would have been .47%.



** Reflects an agreement by the Fund's service providers to waive fees and/or reimburse expenses which are common to all classes of the Fund's shares in an amount sufficient to maintain the expense ratio of another class of the Fund's shares at an agreed upon level for the Fund's current fiscal year. Absent any voluntary waivers and expense reimbursements, the ratio of "Total Fund Operating Expenses" to average daily net assets would have been 1.22%.


     For additional information with respect to the expenses identified in the table above, see "Management" in this Prospectus and in the Statement of Additional Information.

EXAMPLE:

     The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in CBC Benefit Shares of the Fund. These amounts are based upon payment by the Fund of operating expenses at the level set forth in the expense table above, and are also based upon the following assumptions:

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


         1 year............................................................     $10.76
         3 years...........................................................     $33.57
         5 years...........................................................     $58.20
        10 years...........................................................    $128.76


     THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AS ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, while the example assumes a 5% annual return, the Fund's actual performance will vary and may result in actual returns that are greater or less than 5%.

                              FINANCIAL HIGHLIGHTS


     The condensed financial information included below is supplementary information to the financial statements contained in the Statement of Additional Information, and sets forth certain information concerning the investment results for CBC Benefit Shares of the Fund for the period presented. The financial statements and financial highlights for CBC Benefit shares of the Fund for the period ended November 30, 1994 and the year ended November 30, 1995 have been audited by KPMG Peat Marwick LLP, whose unqualified report thereon is contained in the Statement of Additional Information.



                                                               THE HANOVER SMALL
                                                           CAPITALIZATION GROWTH FUND
                                                      (FOR A CBC BENEFIT SHARE OUTSTANDING
                                                             THROUGHOUT THE PERIOD)
                                                    ----------------------------------------
                                                       YEAR ENDED            PERIOD ENDED
                                                    NOVEMBER 30, 1995     NOVEMBER 30, 1994*
                                                    -----------------     ------------------
Net Asset Value, Beginning of Period.............        $  9.60               $   9.53
Income from Investment Operations:
  Net investment income (loss)...................          (0.05)                 (0.03)
  Net gain (loss) on securities (both realized
     and unrealized).............................           1.65                   0.10
                                                    -----------------        ----------
  Total from Investment Operations...............           1.60                   0.07
                                                    -----------------        ----------
Less Distributions:
  Dividends from net investment income...........             --                     --
  Distributions from capital gains...............             --                     --
                                                    -----------------        ----------
  Total Distributions............................             --                     --
                                                    -----------------        ----------
Net Asset Value, End of Period...................        $ 11.20               $   9.60
                                                    ==================    ===================
Total Return.....................................          16.67%                  0.74%+
Ratios/Supplemental Data:
  Net Assets, End of Period (in thousands).......        $28,328               $ 10,769
  Ratio of Expenses to Average Net Assets++......           1.05%                  1.04%+++
  Ratio of Net Investment Income (Loss) to
     Average Net Assets..........................          (0.51)%                (0.52)%+++
  Portfolio Turnover Rate........................         208.03%                205.06%


---------------
  * CBC Benefit Shares commenced operations on April 15, 1994.
  + Total return not annualized.

 ++ The ratio of expenses before effect of waivers was 1.22% and 1.19% (annualized).

+++ Annualized.

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of the Fund is to provide investors with capital appreciation. The Fund invests primarily in the common stocks of small capitalization companies (those with total market capitalization of less than $800 million at the time of investment) which the Fund's investment adviser believes are likely to have rapid growth in revenues and/or earnings and the potential for above-average capital appreciation. It is expected that, under normal circumstances, the majority of the Fund's total assets will be invested in the common stocks of companies with market capitalizations of $500 million or less. Under normal market conditions, at least 65% of the value of the Fund's total assets will be invested in common stocks of small capitalization companies.

     The common stocks of small capitalization companies often pay no dividends, and current income is not a factor in the selection of stocks. A substantial proportion of the stocks in which the Fund invests are expected to be traded in the over-the-counter market, although the common stocks of certain small capitalization companies are traded on the New York Stock Exchange or the American Stock Exchange.

     The securities of small capitalization companies may offer greater potential for capital appreciation than the securities of larger companies since they may be overlooked by investors or undervalued in relation to their earnings power. Small capitalization companies generally are not as well known to the investing public and have less of an investor following than larger companies, and therefore may provide greater opportunities for long-term capital appreciation as a result of relative inefficiencies in the marketplace. The investment adviser for the Fund will select portfolio securities based on characteristics such as the financial strength and profitability of the company, the expertise of management and the growth potential of the company.

     Historically, small capitalization stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks appreciate, or appreciate as large company stocks decline.

OTHER INVESTMENTS AND ACTIVITIES

     The Fund may invest up to 20% of the value of its total assets in American Depositary Receipts ("ADRs"), as described under "Additional Information." Investment in ADRs involves certain risks, as described under "Risk Factors and Special Considerations" below. Although the Fund invests primarily in common stocks, it may invest up to 35% of the value of its total assets in high quality, short-term money market instruments, repurchase agreements and cash ("Money Market Instruments"), as described under "Additional Information." In addition, the Fund may invest without limit in Money Market Instruments when the Fund's investment adviser believes a defensive posture is warranted. To the extent that the Fund deviates from its investment policies during temporary defensive periods, its investment objective may not be achieved.

     The Fund may engage in certain investment activities and utilize certain other strategies, as described and subject to the limitations and risks described under "Additional Information."
                      ------------------------------------

     The investment objective of the Fund is fundamental and may not be changed without the affirmative vote of a "majority" of its outstanding shares (as defined below under "Limiting Investment

Risks"). Of course, achievement of the objective cannot be guaranteed. The investment policies and activities of the Fund, with the exception of those which are identified as fundamental, are not fundamental and may be changed by the Board of Directors of the Company without the approval of shareholders. Additional fundamental investment policies of the Fund are identified under "Limiting Investment Risks" below and in the Statement of Additional Information.

     The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly changing market conditions or interest rates. The portfolio turnover of the Fund may be higher than that of other investment companies. While it is impossible to predict with certainty the portfolio turnover for the Fund, the Fund's investment adviser expects that the annual turnover rate will not exceed 300%. High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. High portfolio turnover rates may also make it more difficult for the Fund to satisfy the requirement for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), that less than 30% of the Fund's gross income in any tax year be derived from gains on the sale of securities held for less than three months. The portfolio turnover rate is computed by dividing the lesser amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).

                           LIMITING INVESTMENT RISKS

     To further protect investors, the Fund has adopted the following investment limitations, certain of which are subject to additional operating limitations as described below:

          (i) the Fund may not invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, up to 25% of the value of the total assets of the Fund may be invested without regard to this limitation;

          (ii) the Fund may not issue senior securities, borrow money (including entering into reverse repurchase agreements) or pledge or mortgage its assets, except that the Fund may borrow from banks up to one-third of the current value of its total assets for temporary purposes and these borrowings may be secured by the pledge of not more than one-third of the current value of the Fund's total assets, and the Fund may enter into reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of one-third of the value of their assets, less bank borrowings outstanding for temporary purposes, at the time of entry into such agreements; provided that additional portfolio securities may not be purchased by the Fund while borrowings and reverse repurchase agreements exceed 5% of the Fund's total assets; and

          (iii) the Fund may not invest an amount equal to 15% or more of the current value of its total assets in investments that are illiquid.

     The foregoing investment limitations and those described in the Statement of Additional Information are fundamental policies of the Fund that may be changed only when permitted by law and approved by the holders of a "majority" of the Fund's outstanding shares. If a percentage restriction on investment or use of assets contained in these investment limitations is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. As used in this Prospectus and in the Statement of Additional Information, the term "majority," when referring to the approvals to be obtained from shareholders in connection with matters affecting the Fund (e.g., approval of investment advisory contracts), means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and to fractional votes for fractional shares held.

     With respect to investment limitation (i), the Fund will consider unconditional demand features as not being issued by the entity providing the demand feature, provided that the value of all securities held by the Fund issued by or subject to demand features from each such entity and owned by the Fund does not exceed 10% of the Fund's total assets. In addition, with respect to investment limitation (i), the Fund treats repurchase agreements as an acquisition of the underlying securities, provided that the obligation to repurchase the underlying securities is fully collateralized.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     The Fund does not constitute a balanced or complete investment program, and the net asset value of the shares of the Fund can be expected to fluctuate. The Fund is subject to the general risks and considerations associated with the types of investments it may make, as described above under "Investment Objectives and Policies," as well as the risks discussed herein.

     The Fund should not be considered suitable for investors who are unable or unwilling to assume the risk of loss inherent in a program of investment in small capitalization companies. Small capitalization stocks are more volatile than larger capitalization stocks. The Fund may invest in relatively new or unseasoned companies, which are in their early stages of development, or small companies positioned in new and emerging industries. Securities of small and unseasoned companies present greater risks than securities of larger, more established companies. The companies in which the Fund may invest may have relatively small revenues and limited product lines, and may have a small share of the market for their products or services. Small companies may lack depth of management. They may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms. They may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small companies may incur significant losses and investments in such companies are therefore speculative.

     Investments by the Fund in ADRs may involve investment risks such as future foreign political and economic developments, the possible imposition of foreign withholding taxes on dividend income payable the securities evidenced by ADRs held by the Fund, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other foreign governmental laws or restrictions that might adversely affect the payment of dividends. Changes in the exchange rates of foreign currencies of the countries represented by the Fund's ADR investments will affect the U.S. dollar value of the Fund's assets and the Fund's return. Foreign securities represented by ADRs are traded in markets which may be smaller and less liquid and subject to greater price volatility than U.S. markets. In addition, there may be less publicly available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. Finally, it may be more difficult for the Fund to obtain or enforce a judgment against the issuer of a security represented by an ADR.

     For a discussion of certain risks associated with the additional investment activities in which the Fund may engage, see "Additional Information."

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of each class of the Fund for the purpose of pricing purchase and redemption orders is determined as of 4:15 p.m., Eastern time, on each Business Day. "Business Day" means each weekday except those holidays on which the Federal Reserve Bank of New York, the New York Stock Exchange (the "Exchange") or the investment advisers are closed. Currently, those holidays include: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. Net asset value per share of each class of the Fund's shares is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class outstanding. In calculating net asset value, the Fund's portfolio securities will be valued at market value where there is a reliable market quotation available for the securities and otherwise at fair value as determined by or under the direction of the Company's Board of Directors. The Fund may determine the market value of individual portfolio securities by using prices provided to it by one or more professional independent pricing services.

                       HOW TO PURCHASE AND REDEEM SHARES


                               PURCHASE OF SHARES


     Orders for purchases of CBC Benefit Shares of the Fund will be executed at the net asset value per share next determined after an order has been transmitted to and accepted by the Company's distributor. All purchase orders for CBC Benefit Shares must be placed through a Participating CBC Benefit Plan (as defined under "Organization and Capital Stock" below) in accordance with procedures established by such plan. The Participating CBC Benefit Plans may provide for specialized procedures and payment methods for the purchase and redemption of Fund shares, such as pre-authorized or automatic purchase and redemption programs. Each Participating CBC Benefit Plan may establish its own terms and conditions with respect to participation in such plan, including the requirement of a minimum initial investment in the Fund and limitations on the amounts of transactions. CBC Benefit Shares of the Fund may be held of record by an investor's Participating CBC Benefit Plan or a nominee.

     For further information as to how to purchase CBC Benefit Shares of the Fund, an investor should contact his Participating CBC Benefit Plan representative.

     The Company reserves the right to suspend the offering of shares of the Fund for a period of time and to reject any purchase order. For example, a purchase order may be refused if, in the investment adviser's opinion, it is of a size that would disrupt management of the Fund.


                              EXCHANGE PRIVILEGES


     CBC Benefit Shares of the Fund may be exchanged for CBC Benefit Shares of another of the Company's portfolios which offers such shares in accordance with the terms of the shareholder's Participating CBC Benefit Plan. For information as to the availability of CBC Benefit Shares of the other portfolios of the Company and how to engage in an exchange transaction, an investor should contact his Participating CBC Benefit Plan representative. Before engaging in an exchange transaction, a shareholder should carefully read the prospectus describing the portfolio into which the exchange will occur. A shareholder may not exchange shares of one portfolio for shares of another portfolio if shares of the portfolio into which the investor desires to exchange are not qualified for sale in the state of the shareholder's residence. The Company may terminate or amend the terms of the exchange privilege at any time. Under Commission rules, 60 days' prior notice of any amendments or termination of exchange privileges will be given to shareholders, except in certain extraordinary circumstances. An exchange is treated as a sale of a security on which a gain or loss may be recognized. All exchanges will be made based on the net asset value next determined following receipt of the request by a portfolio in good order.


     If your Participating CBC Benefit Plan provides for the exchange of portfolio shares by mail, you may be required to send a letter of instruction containing the signatures of all registered owners or authorized parties. Signatures may be required to be guaranteed by a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.


                               IN-KIND PURCHASES

     Under certain circumstances, shares of the Fund may be purchased in exchange for securities which are eligible for acquisition by the Fund. A gain or loss for federal income tax purposes may be realized by taxable investors making inkind purchases upon the exchange depending upon the cost of the securities exchanged. Investors interested in such exchanges should contact the Fund's investment adviser. In-kind purchases are described more fully in the Statement of Additional Information.

                              REDEMPTION OF SHARES

     Although the Company permits investors to redeem their shares on any Business Day, investors investing in CBC Benefit Shares may redeem their shares only when permitted in accordance with the terms and conditions of the applicable Participating CBC Benefit Plan. Redemption orders are effected at the net asset value per share next determined after the order is received by the Company's distributor. Payment for redemption orders received by the Company's distributor will normally be wired or credited to the Participating CBC Benefit Plan account on the next Business Day, but in any event within seven days. No charge for wiring redemption payments is imposed by the Company.

     The Company may suspend the right of redemption or postpone the day of payment for shares for more than seven days during any period when (i) trading on the Exchange is restricted by applicable rules and regulations of the Commission; (ii) the Exchange is closed for other than customary weekend and holiday closings; (iii) the Commission has by order permitted such suspension; or (iv) an emergency exists as determined by the Commission.

     In connection with a written redemption request, a shareholder may be required to have the signatures of all registered owners or authorized parties guaranteed by a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

     For further information as to how to direct a Participating CBC Benefit Plan representative to redeem shares of the Fund on his behalf, an investor should contact his Participating CBC Benefit Plan representative.

                          DIVIDENDS AND DISTRIBUTIONS

     The Fund will declare and pay as a dividend substantially all of its net investment income annually, and will distribute, at least annually, substantially all of its net capital gains. The Fund will inform shareholders of the amount and nature of all such income or gains.

     Dividends are paid in the form of additional CBC Benefit Shares of the Fund, unless the applicable Participating CBC Benefit Plan permits shareholders to elect to receive payment in cash. The procedure by which a shareholder may elect to receive dividends in cash and the method of payment of such dividends through a Participating CBC Benefit Plan will be determined by such Participating CBC Benefit Plan. Dividends that are otherwise taxable are taxable to investors whether received in cash or in additional shares of the Fund. There is no sales charge imposed on the reinvestment of dividends in additional shares.

     Shares redeemed will earn dividends through the date of redemption. Investors who redeem all or a portion of Fund shares prior to a dividend payment date will be entitled on the next dividend payment date, to all dividends declared but unpaid on those shares at the time of their redemption.

                                   MANAGEMENT

     The business and affairs of the Fund are managed under the general direction and supervision of the Company's Board of Directors. The Fund's day-to-day operations are handled by the Company's officers.


                               INVESTMENT ADVISER



     Chemical Bank New Jersey, National Association ("CBNJ") provides investment advisory services to the Fund pursuant to an Advisory Agreement with the Company (the "Advisory Agreement"). Subject to such policies as the Company's Board of Directors may determine, CBNJ makes investment decisions for the Fund. The Advisory Agreement provides that, as compensation for services thereunder, CBNJ is entitled to receive from the Fund a monthly fee at an annual rate of .75% of the average daily net assets of the Fund.



     Francis B. Lane, Chief Investment Officer of CBNJ, is primarily responsible for the day-to-day management of the Fund's portfolio and has performed this function for the Fund since its inception. Mr. Lane joined CBNJ (formerly Princeton Bank and Trust Company, National Association) in February 1988.



     CBNJ is a wholly-owned subsidiary of Chemical New Jersey Holdings Inc., which is in turn a wholly-owned subsidiary of Chemical Banking Corporation ("Chemical"). CBNJ acts as the investment adviser to a wide variety of trusts, individuals, institutions and corporations. Its investment management responsibilities, as of January 31, 1996, included accounts with aggregate assets in excess of $2.4 billion.



     The principal business address of CBNJ is 225 South Street, Morristown, New Jersey 07960. Chemical Bank, a wholly-owned subsidiary of Chemical and an affiliate of CBNJ, provides additional services to the Company, as described below.

                   ADMINISTRATORS, CUSTODIAN, TRANSFER AGENT
                             AND SUB-TRANSFER AGENT



     Furman Selz Incorporated ("Furman Selz") and Chemical Bank (together, the "Administrators") serve as the Company's administrators and generally assist the Company in all aspects of its administration and operation. As compensation for its administrative services, Furman Selz receives a monthly fee, based upon the aggregate average daily net assets of the Company's portfolios, at an annual rate of .06% of the first $500 million of average daily net assets, .05% of the next $500 million of average daily net assets and .04% of average daily net assets in excess of $1 billion, and an annual fee of $30,000 per portfolio for fund accounting services. As compensation for its administrative services, Chemical Bank receives a monthly fee at an annual rate of .03% of average daily net assets of the Fund.



     Chemical Bank serves as custodian of the assets of the Company's portfolios. Chemical Bank has also entered into an agreement with the Company for the provision of transfer agency and dividend disbursing services for the Company's portfolios. Furman Selz serves as sub-transfer agent for the Company's portfolios.


     A further discussion of the terms of the Company's administrative, custody, transfer agency, sub-transfer agency and fund accounting arrangements is contained in the Statement of Additional Information.


                                  DISTRIBUTOR


     Shares in the Fund are sold on a continuous basis by the Company's distributor, Hanover Funds Distributor, Inc. (the "Distributor"), an affiliate of Furman Selz. The Distributor's principal offices are located at 237 Park Avenue, New York, New York 10017.


                               REGULATORY MATTERS



     Banking laws and regulations, including the Glass-Steagall Act as currently interpreted by the Board of Governors of the Federal Reserve System, prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities, but do not prohibit such a bank holding company or affiliate from acting as investment adviser, administrator, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. Chemical Bank and the Company believe that Chemical Bank and CBNJ, or any other affiliate of Chemical Bank, may perform the investment advisory, administrative, custody and transfer agency services for the Company, as the case may be, described in this Prospectus, without violation of such banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could prevent Chemical Bank, CBNJ or any other affiliate of Chemical Bank from continuing to perform investment advisory, administrative, custody or transfer agency services for the Company, as the case may be.



     If Chemical Bank, CBNJ or any other affiliate of Chemical Bank were prohibited from performing investment advisory, administrative, custody or transfer agency services for the Company, as the case may be, it is expected that the Company's Board of Directors would recommend to the Company's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board of Directors. The Company does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.

     In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state laws.


                 OTHER INFORMATION CONCERNING FEES AND EXPENSES



     Except as noted below, CBNJ and the Administrators bear all expenses in connection with the performance of their advisory and administrative services. The Fund bears the expenses incurred in its operations, including: organizational expenses; taxes; interest; fees (including fees paid to its directors); fees payable to the Securities and Exchange Commission (the "Commission"); state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory and administration fees; charges of its custodian, transfer agent, sub-transfer agent and shareholder servicing agents; certain insurance costs; auditing and legal expenses; fees of independent pricing services; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions, if any, in connection with the purchase of portfolio securities. Fund expenses are allocated to CBC Benefit Shares based on either expenses identifiable to the CBC Benefit Shares or relative net assets of the CBC Benefit Shares and other classes of Fund shares. All or part of the fees payable by the Fund to the organizations retained to provide services for the Fund may be waived from time to time in order to increase the Fund's net investment income available for distribution to holders of CBC Benefit Shares and/or other classes of shares of the Fund.


                            PERFORMANCE INFORMATION

     The Fund may from time to time present its standardized and nonstandardized total return in advertisements. Standardized total return is calculated in accordance with the Commission's formula. Nonstandardized total return differs from the standardized total return only in that it may relate to a nonstandard period, is presented in the aggregate rather than as an annual average or that any applicable sales load is not deducted (if any applicable sales load were deducted, such total return would be lower). The Commission's formulas for calculating performance are described under "Performance Information" in the Statement of Additional Information. Performance quotations will be computed separately for each class of the Fund's shares.

     The performance of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to the performance of other mutual funds as published by Lipper Analytical Services, Inc. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by various national or local financial publications, such as Business Week, Forbes, Fortune, Institutional Investor, Money, The Wall Street Journal, Barron's, Changing Times, Morningstar Mutual Fund Values, U.S.A. Today, or The New York Times or other industry or financial publications.


     All performance information is historical and does not predict future results. The Company's annual report to shareholders, which is available without charge upon request, contains a discussion of Fund performance for the fiscal year ended November 30, 1995.

                                     TAXES

     The following discussion is only a brief summary of some of the important tax considerations affecting the Company, the Fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign income tax considerations, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers with specific reference to their own tax situation.


     The Fund will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code applicable to regulated investment companies generally will be applied to the Fund separately, rather than to the Company's portfolios as a whole. In addition, net realized long-term capital gains, net investment income (i.e., investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and operating expenses will be determined separately for the Fund. The Fund intends to qualify in the future as a regulated investment company under Subchapter M of the Code. If so qualified, the Fund will not be subject to federal income taxes with respect to net investment income and net realized long-term capital gains, if any, that are distributed to its shareholders, provided that (as intended) the Fund distributes each taxable year at least 90% of its net investment income net of certain deductions allocable to such income. The Fund will be subject to a 4% nondeductible excise tax on its taxable income to the extent it does not meet certain distribution requirements by the end of each calendar year. The Fund intends to make sufficient distributions to avoid application of this excise tax.


     Dividends paid by the Fund from net investment income (including net realized short-term capital gains), will be taxable to shareholders that are otherwise subject to tax as ordinary income whether received in cash or reinvested in additional shares. Dividends declared in October, November or December of any year, payable to shareholders of record on a specified date in such a month, will be deemed to have been received by the shareholders and paid by the Fund on December 31, provided such dividends are paid during January of the following year. Net long-term capital gains, if realized, will be distributed at least annually and will be taxable as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long the shareholder has held shares of the Fund.

     Distributions from the Fund, to the extent paid from qualifying dividends, are expected to qualify for the dividends-received deduction allowed to corporations under the Code.

FOREIGN SHAREHOLDERS

     The preceding description concerning taxes does not apply to shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships ("Foreign Shareholders"). Foreign Shareholders may be subject to U.S. withholding taxes and should consult with their own tax advisors concerning the specific tax consequences of an investment in the Fund. See "Additional Information Concerning Taxes -- Foreign Shareholders" in the Statement of Additional Information.
                      ------------------------------------

     Descriptions of tax consequences set forth in this Prospectus and in the Statement of Additional Information are intended to be a general guide. Investors should consult their own tax advisers regarding specific questions as to the federal, state, local and foreign tax consequences of ownership of shares in the Fund.

                         ORGANIZATION AND CAPITAL STOCK

     The Company was incorporated in Maryland on October 29, 1992. The authorized capital stock of the Company consists of 200,000,000 shares having a par value of $.001 per share. The Company's Articles of Incorporation authorize the issuance of separate series of shares corresponding to shares of the Fund as well as shares of other investment portfolios of the Company, and multiple classes of shares of each series. The Company's Board of Directors may, in the future, authorize the issuance of additional series of capital stock representing shares of additional investment portfolios or additional classes of shares of the Fund or the Company's other investment portfolios.

     The Company's Board of Directors has authorized the Fund to issue multiple classes of shares. This Prospectus relates only to CBC Benefit Shares, one class of shares offered by the Fund. CBC Benefit Shares may only be purchased through an investment program made available by Chemical or one of its affiliates to its employees which, as a designated investment option, permits investment in the Fund (a "Participating CBC Benefit Plan").


     The Fund is authorized to issue other classes of shares in addition to CBC Benefit Shares. As of the date of this Prospectus, the Fund also had outstanding Investor Shares. The categories of investors that are eligible to purchase shares may be different for each class of Fund shares. In addition, other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing fees payable under a plan of distribution, and levels of certain other expenses, which may affect the performance of the different classes of Fund shares. Investors may call the Company at 1-800-821-2371 to obtain additional information about other classes of shares of the Fund that are offered. Any person entitled to receive compensation for selling or servicing shares of the Fund may receive different levels of compensation with respect to one class of shares of the Fund over another.



     Shares of each class of a portfolio represent interests in that portfolio in proportion to each share's net asset value. All shares of the Company have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series or class is required by law or where the matter involved affects only one series or class. Under the corporate law of Maryland, the Company's state of incorporation, and the Company's By-Laws (except as required under the Investment Company Act of 1940, as amended (the "1940 Act"), the Company is not required and does not currently intend to hold annual meetings of shareholders for the election of directors. Shareholders, however, do have the right to call for a meeting to consider the removal of one or more of the Company's directors if such a request is made, in writing, by the holders of at least 10% of the Company's outstanding voting securities. In such cases, the Company will assist in calling the meeting (including effecting any necessary shareholder communications) as required under the 1940 Act. A more complete statement of the voting rights of shareholders is contained in the statement of Additional Information.


     All shares of the Company, when issued, will be fully paid and nonassessable.

                            REPORTS TO SHAREHOLDERS

     Shareholders of record will receive unaudited semi-annual reports showing the portfolio for the Fund and other information, and an annual report containing financial statements audited by independent certified public accountants. KPMG Peat Marwick LLP has been appointed as the Company's auditors. The Company's fiscal year ends on November 30.

     Investors can write or call their Participating CBC Benefit Plan representative with any questions relating to their benefit plan accounts.

                             ADDITIONAL INFORMATION

     Following is a description of certain additional types of investments which the Fund may make, and certain activities in which the Fund may engage.

MONEY MARKET INSTRUMENTS

     The Fund may purchase high quality, short-term money market instruments or hold cash, subject to the limitations set forth under "Investment Objectives and Policies." Such instruments may include U.S. Government Securities; commercial paper of domestic and foreign issuers rated, at the time of purchase, at least P-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard and Poor's Ratings Group ("S&P"), rated comparably by another nationally recognized statistical rating organization, or, if not rated, of comparable quality as determined by the Fund's investment adviser; certificates of deposits, banker's acceptances or time deposits and repurchase agreements. A description of Moody's and S&P ratings is contained in the Statement of Additional Information. The Fund limits its investments in U.S. bank obligations to obligations of U.S. banks that have more than $1 billion in total assets at the time of investment and are subject to regulation by the U.S. Government. The Fund limits its investments in foreign bank obligations to obligations of foreign banks that at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets, and have branches or agencies in the United States. The Fund may also invest in obligations of foreign branches of U.S. banks, as well as obligations of U.S. branches of foreign banks, if the Fund is permitted to invest directly in obligations of the U.S. bank or foreign bank, respectively, in accordance with the foregoing limitations.

AMERICAN DEPOSITARY RECEIPTS

     The Fund may purchase ADRs, subject to the limitations set forth under "Investment Objectives and Policies." ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. The Fund treats ADRs as interests in the underlying securities for purposes of its investment policies. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, ADRs are subject to certain of the risks associated with investments in foreign securities. See "Risk Factors and Special Considerations." The Fund will limit its investment in ADRs not sponsored by the issuer of the underlying securities to no more than 5% of the value of its net assets (at the time of investment). See the Statement of Additional Information for certain risks related to unsponsored ADRs.

CORPORATE REORGANIZATIONS

     The Fund may invest without limitation in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of the relevant investment adviser, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short-term nature of such transactions. The principal risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Fund may sustain a loss.

UNSEASONED COMPANIES

     The Fund may invest in securities of unseasoned companies. In view of the limited liquidity, more speculative prospects and more volatile pricing attributes, the Fund will not invest more than 10% of the value of its total assets (at the time of purchase) in equity securities of non-investment companies (including predecessors) that have operated less than three years.

WARRANTS AND RIGHTS

     The Fund may invest up to 5% of the value of its total assets (at the time of investment) in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price during or at the end of a specific period of time. The Fund will not invest more than 2% of the value of its total assets in warrants or rights which are not listed on the New York or American Stock Exchanges.

REPURCHASE AGREEMENTS

     Securities held by the Fund may be subject to repurchase agreements. Pursuant to a repurchase agreement, the Fund will purchase portfolio securities from a seller which commits itself, at the time of sale, to repurchase the securities at a mutually agreed upon time and price. Repurchase agreements may be characterized as loans which are collateralized by the underlying securities. The Fund will enter into repurchase agreements with commercial banks only if such banks meet the standards set forth above under "Money Market Instruments," and will enter into repurchase agreements with brokers and dealers only if such parties are deemed creditworthy in accordance with standards adopted by the Company's Board of Directors. The investment adviser for the Fund will monitor, on an ongoing basis, the creditworthiness of the seller and the value of the underlying security, including accrued interest, to ensure that such value equals or exceeds the value of the repurchase agreement. In the event of default by the seller under the repurchase agreement, the Fund could experience losses that include: (i) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (ii) additional expenses to the Fund for enforcing those rights; (iii) possible loss of all or part of the income or proceeds of the repurchase agreement; and (iv) possible delay in the disposition of the underlying security pending court action or possible loss of rights in such securities.

REVERSE REPURCHASE AGREEMENTS

     The Fund may also enter into reverse repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act and are subject to the limitations with respect to entering reverse repurchase agreements included in the second investment limitation under "Limiting Investment Risks."

LOANS OF PORTFOLIO SECURITIES

     The Fund may lend portfolio securities with a value of up to one third of the value of its total assets in order to generate additional income. The Fund may lend securities from its portfolio if liquid assets in an amount at least equal to the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan is maintained by the Fund in a segregated account. Any securities that the Fund may receive as collateral will not become a part of its portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by the Fund will be invested in securities in which the Fund is permitted to invest. The value of securities loaned will be marked to market daily. Portfolio securities purchased with cash collateral are subject to possible depreciation. Loans of securities by the Fund will be subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or a placing broker.

ILLIQUID OR RESTRICTED SECURITIES

     The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. Investments in securities which are "restricted" may involve added expenses to the Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. As set forth under "Limiting Investment Risks," as a matter of fundamental policy the Fund will not invest more than 15% of the value of its total assets in illiquid investments, such as "restricted securities" which are illiquid, and securities that are not readily marketable. As more fully described in the Statement of Additional Information, the Fund may purchase certain restricted securities ("Rule 144A securities") for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933. Rule 144A is a relatively recent development and there is no assurance that a liquid market in Rule 144A securities will develop or be maintained. To the extent that the number of qualified institutional buyers is reduced, a previously liquid Rule 144A security may be determined to be illiquid, thus increasing the percentage of illiquid assets in the Fund's portfolio. The Fund may also invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, which can thus provide liquidity. The Fund's holdings of Rule 144A securities and
Section 4(2) paper which are liquid securities will not be subject to the 15% limitation described above. The Board of Directors of the Company will be responsible for monitoring the liquidity of Rule 144A securities and Section 4(2) paper and the selection by the investment adviser of such instruments.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES


     The Fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund will make commitments to purchase securities on a firm commitment basis only with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable.

     No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

SHORT SALES AGAINST THE BOX

     The Fund may from time to time make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is "against-the-box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the Fund does not immediately deliver the securities sold or receive the proceeds from the sale. The Fund may not make short sales or maintain a short position if it would cause more than 25% of the value of the Fund's total assets to be held as collateral for the sales. To secure its obligations to deliver the securities sold short, the Fund will deposit in escrow in a separate account with its custodian an amount at least equal to the securities sold short or securities convertible into, or exchangeable for, the securities. The Fund may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short. Short sales of securities may make it more difficult for the Fund to satisfy the requirement for qualification as a regulated investment company under the Code that less than 30% of the Fund's gross income in any tax year be derived from gain on the sale of securities held for less than three months.

OTHER INVESTMENT COMPANIES

     The Fund may invest up to 10% of the value of its total assets in shares of other investment companies, subject to such investments being consistent with the overall objective and policies of the Fund and subject to the limitations of the 1940 Act and the Fund's investment limitations as described in the Statement of Additional Information.

OTHER INVESTMENTS

     The Fund may invest in floating and variable rate instruments, which are discussed more fully in the Statement of Additional Information.
                      ------------------------------------

     For more detailed descriptions of certain of the Fund's investment activities, see "Investment Policies -- Additional Investment Activities" in the Statement of Additional Information.

INVESTMENT ADVISER


Chemical Bank New Jersey,
National Association


      ---------------------------------------------------------------


      The Hanover


      ---------------------------------------------------------------

      Investment


      ---------------------------------------------------------------

      Funds


      ---------------------------------------------------------------

-------------------------------------------------------------

   - THE SMALL CAPITALIZATION GROWTH FUND
    CBC BENEFIT SHARES

-------------------------------------------------------------


                                   Prospectus


                       March 29, 1996


LOGO

                       THE HANOVER INVESTMENT FUNDS, INC.
                                237 PARK AVENUE
                            NEW YORK, NEW YORK 10017

     THE HANOVER INVESTMENT FUNDS, INC. (the "Company") is an open-end, management investment company offering shares in several separate portfolios. This Prospectus relates to Investor Shares of The Hanover American Value Fund (the "Fund"), a diversified portfolio of the Company. The Fund, as well as the Company's other portfolios, have been designed for individual and institutional investors, as well as retirement plans such as IRAs, SEPs, 401(k)s and 403(b)s.


     THE HANOVER AMERICAN VALUE FUND'S investment objective is to maximize total return, consisting of capital appreciation and income, by investing primarily in the equity securities of well-established U.S. companies which, in the opinion of the Fund's investment adviser, are undervalued by the market. Equity securities include common stock, preferred stock and securities convertible into or exchangeable for common or preferred stock.



     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, CHEMICAL BANK OR ITS AFFILIATES, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.



     The Investor Shares may bear certain costs in connection with the distribution of such shares as provided in a plan adopted pursuant to Rule 12b-1 promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"). All purchase and redemption orders must be placed through a Shareholder Servicing Agent, which is a financial institution that has entered into an agreement with the Company to provide various shareholder services to the beneficial owners of Fund shares, or the Company's distributor. For more information about Shareholder Servicing Agents, see "Management -- Shareholder Servicing Agents" in this Prospectus.



     This Prospectus sets forth concisely the information concerning the Fund that a prospective investor should know before investing in the Fund. This Prospectus should be read and retained for ready reference to information about the Fund. A Statement of Additional Information dated March 29, 1996, as amended or supplemented from time to time, containing additional information about the Fund has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. An investor may obtain a Statement of Additional Information without charge by writing the Company at its address shown above.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
       SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
          COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
             PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                CRIMINAL OFFENSE.


March 29, 1996

                               TABLE OF CONTENTS


                                                                                        PAGE
                                                                                        ----
The Fund's Expenses...................................................................    3
Financial Highlights..................................................................    5
Investment Objectives and Policies....................................................    5
Limiting Investment Risks.............................................................    7
Risk Factors and Special Considerations...............................................    8
Determination of Net Asset Value......................................................    9
How to Purchase and Redeem Shares.....................................................    9
  Purchase of Shares..................................................................    9
  Exchange Privileges.................................................................   10
  In-Kind Purchases...................................................................   10
  Redemption of Shares................................................................   11
Dividends and Distributions...........................................................   11
Management............................................................................   12
  Investment Adviser..................................................................   12
  Shareholder Servicing Agents........................................................   12
  Administrators, Custodian, Transfer Agent and Sub-Transfer Agent....................   13
  Distributor.........................................................................   14
  Regulatory Matters..................................................................   14
  Other Information Concerning Fees and Expenses......................................   15
Performance Information...............................................................   15
Taxes.................................................................................   16
Organization and Capital Stock........................................................   17
Reports to Shareholders...............................................................   18
Additional Information................................................................  A-1


                      ------------------------------------

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE COMPANY'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              THE FUND'S EXPENSES

     The following expense table is provided to assist investors in understanding the various costs and expenses that an investor will indirectly incur as a beneficial owner of Investor Shares of the Fund.


        ANNUAL FUND OPERATING EXPENSES
          (as a percentage of average net assets annualized)
          Management Fees (after waivers)(*)..................................    .00%
        12b-1 Fees (after waivers)(**)........................................    .00%
        Other Expenses (estimated, after waivers and
          expense reimbursements) (***).......................................   1.23%
                                                                                 ----
        Total Fund Operating Expenses (estimated, after waivers
          and expense reimbursements) (+).....................................   1.23%
                                                                                 ====


---------------


  * Reflects voluntary waiver of advisory fees, which is expected to be in effect for the Fund's current fiscal year. Absent this waiver, the ratio of management fees to average daily net assets would be .70%.



 ** The Fund is authorized to spend up to .10% annually of its net assets attributable to Investor Shares in accordance with a Plan of Distribution to reimburse its distributor for activities primarily intended to result in the sale of Investor Shares, but is expected to bear no such fees during the Fund's current fiscal year. See "Management -- Distributor" in this Prospectus.



*** Restated to reflect an agreement by the Fund's service providers to waive fees and/or reimburse expenses as shown below for the current fiscal year. "Other Expenses" will include audit, administration, custody, shareholder servicing, legal, registration, transfer agency and miscellaneous other charges. Absent the aforementioned waivers and expense reimbursements, the ratio of "Other Expenses" to average daily net asset would have been 1.33%.



  + The amount set forth for "Total Fund Operating Expenses" reflects the agreement by the Fund's investment adviser and the Fund's administrators to reimburse the Fund for "Total Fund Operating Expenses" in excess of 1.25% of average net assets for the Fund's current fiscal year. Absent these expense reimbursements and the voluntary fee waivers described above, the ratio of "Total Fund Operating Expenses" to average daily net assets is estimated to be 2.03%.



     For additional information with respect to the expenses identified in the table above, see "Management" in this Prospectus and "Management" and "Distributor" in the Statement of Additional Information.

EXAMPLE:

     The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in Investor Shares of the Fund. These amounts are based upon payment by the Fund of operating expenses at the level set forth in the expense table above, and are also based upon the following assumptions:

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


        1 year.............................................................   $ 12.61
        3 years............................................................   $ 39.25



     THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AS ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, while the example assumes a 5% annual return, the Fund's actual performance will vary and may result in actual returns that are greater or less than 5%.


     Credits or charges, not reflected in the expense table above, may be incurred directly by customers of financial institutions in connection with an investment in the Fund. The Company understands that Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from a Fund with respect to those accounts. See "Management -- Shareholder Servicing Agents."

     Long-term shareholders in mutual funds with 12b-1 fees, such as those provided for under the Plan of Distribution pertaining to Investor Shares of the Fund, may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc. ("NASD"). The Investor Shares of the Fund do not currently bear any such fees and are not expected to bear any such fees for a period of at least one year following the date of this Prospectus.

                              FINANCIAL HIGHLIGHTS



     The condensed financial information included below is supplementary information to the financial statements contained in the Statement of Additional Information, and sets forth certain information concerning the investment results for Investor Shares of the Fund for the period presented. The financial statements for the period ended November 30, 1995 have been audited by KPMG Peat Marwick LLP, whose unqualified report thereon is contained in the Statement of Additional Information.



                                                                               THE AMERICAN
                                                                                VALUE FUND
                                                                               ------------
                                                                               PERIOD ENDED
                                                                               NOVEMBER 30,
                                                                                  1995*
                                                                               ------------
                                                                                 INVESTOR
                                                                                  SHARES
                                                                               ------------
Net Asset Value, Beginning of Period.........................................     $10.00
                                                                               ------------
Income from Investment Operations:
     Net investment income...................................................       0.18
     Net gain on securities (both realized and unrealized)...................       2.00
                                                                               ------------
     Total from Investment Operations........................................       2.18
                                                                               ------------
Less Distributions:
     Dividends from net investment income....................................      (0.07)
     Distributions from capital gains........................................     --
                                                                               ------------
     Total Distributions.....................................................      (0.07)
                                                                               ------------
Net Asset Value, End of Period...............................................     $12.11
                                                                               =============
Total return.................................................................      21.80%++
                                                                               =============
Ratios/Supplemental Data:
  Net Assets, End of Period (in thousands)...................................     $8,399
     Ratio of expenses to Average Net Assets+++..............................       1.23%+
     Ratio of Net Investment Income to Average Net Assets....................       1.97%+
     Portfolio Turnover Rate.................................................      11.28%


---------------


  * Fund commenced operations on February 3, 1995.



  + Annualized.



 ++ Total return not annualized.



+++ Ratio of expenses before effect of waivers was 2.03% (annualized).


                       INVESTMENT OBJECTIVES AND POLICIES


     The investment objective of the Fund is to maximize total return, consisting of capital appreciation (both realized and unrealized) and income, by investing primarily in the equity securities of well-established U.S. companies (i.e., companies with at least a five-year operating history) which, in the opinion of the Fund's investment adviser, are undervalued by the market. The equity securities in which the Fund invests generally consist of common stock, preferred stock and securities convertible into or exchangeable for common or preferred stock. Under normal market conditions, at least 65% of the value of the Fund's total assets will be invested in the equity securities of U.S. companies. The Fund may invest in companies without regard to market capitalization, although it generally does not expect to invest in companies with market capitalizations of less than $200 million. The securities in which the Fund invests are expected to be either listed on an exchange or traded in an over-the-counter market. The Fund may invest up to 20% of the value of its total assets in the equity securities of foreign issuers, including American Depositary Receipts ("ADRs"), which are described under "Additional Information." The Fund expects that investments in foreign issuers, if any, will generally be in companies which generate substantial revenues from U.S. operations and which are listed on U.S. securities exchanges. Investment in foreign securities and ADRs involves certain risks, as described under "Risk Factors and Special Considerations" below.

     In selecting investments for the Fund, the Fund's investment adviser generally seeks companies which it believes exhibit characteristics of financial soundness and are undervalued by the market. In seeking to identify financially sound companies, the Fund's investment adviser looks for companies with strongly capitalized balance sheets, an ability to generate substantial cash flow, relatively low levels of leverage, an ability to meet debt service requirements and a history of paying dividends. In seeking to identify undervalued companies, the Fund's investment adviser looks for companies with substantial tangible assets such as land, timber, oil and other natural resources, or important brand names, patents, franchises or other intangible assets which may have greater value than what is reflected in the company's financial statements. The investment adviser will often select investments for the Fund which are considered to be unattractive by other investors or are unpopular with the financial press.

COMMON STOCKS

     Common stock represents the residual ownership interest in the issuer after all of its obligations and preferred stocks are satisfied. Common stocks fluctuate in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

PREFERRED STOCKS

     Preferred stock has a preference over common stock in liquidation and generally in dividends as well, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

CONVERTIBLE AND EXCHANGEABLE SECURITIES

     Convertible securities generally offer fixed interest or dividend yields and may be converted either at a stated price or stated rate for common or preferred stock. Exchangeable securities may be exchanged on specified terms for common or preferred stock. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible or exchangeable securities tends to vary with fluctuations in the market value of the underlying common or preferred stock. Debt securities that are convertible into or exchangeable for preferred or common stock are liabilities of the issuer but are generally subordinated to more senior elements of the issuer's balance sheet.

OTHER INVESTMENTS AND ACTIVITIES

     Although the Fund invests primarily in equity securities, it may invest up to 25% of the value of its total assets in high quality, short-term money market instruments, repurchase agreements and cash ("Money Market Instruments"), as described under "Additional Information." In addition, the Fund may make substantial temporary investments in investment grade U.S. debt securities and invest without limit in Money Market Instruments when the Fund's investment adviser believes a defensive posture is warranted. To the extent that the Fund deviates from its investment policies during temporary defensive periods, its investment objective may not be achieved.

     The Fund may also engage in certain other activities and utilize certain other strategies, as described and subject to the limitations and risks described under "Additional Information." The Fund has no current intention to engage in the various investment strategies described under "Additional Information" under the caption "Hedging and Derivatives," but it is authorized to engage in all of those strategies. A description of these investment strategies and certain risks associated therewith is contained under the caption "Additional Information" in this Prospectus and in the Statement of Additional Information.
                      ------------------------------------

     The investment objective of the Fund is fundamental and may not be changed without the affirmative vote of a "majority" of its outstanding shares (as defined below under "Limiting Investment Risks"). Of course, achievement of the objective cannot be guaranteed. The investment policies and activities of the Fund, with the exception of those which are identified as fundamental, are not fundamental and may be changed by the Board of Directors of the Company without the approval of shareholders. Additional fundamental investment policies of the Fund are identified under "Limiting Investment Risks" below and in the Statement of Additional Information.

     The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly changing market conditions or interest rates. The portfolio turnover of the Fund may be higher than that of other investment companies. While it is impossible to predict with certainty the portfolio turnover for the Fund, the Fund's investment adviser expects that the annual turnover rate will not exceed 100%. High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. High portfolio turnover rates may also make it more difficult for the Fund to satisfy the requirement for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), that less than 30% of the Fund's gross income in any tax year be derived from gains on the sale of securities held for less than three months. The portfolio turnover rate is computed by dividing the lesser amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).

                           LIMITING INVESTMENT RISKS

     To further protect investors, the Fund has adopted the following investment limitations, certain of which are subject to additional operating limitations as described below:

          (i) the Fund may not invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, up to 25% of the value of the total assets of the Fund may be invested without regard to this limitation;

          (ii) the Fund may not issue senior securities, borrow money (including entering into reverse repurchase agreements) or pledge or mortgage its assets, except that the Fund may borrow from banks up to one-third of the current value of its total assets for temporary purposes and these borrowings may be secured by the pledge of not more than one-third of the current value of the Fund's total assets, and the Fund may enter into reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of one-third of the value of their assets, less bank borrowings outstanding for temporary purposes, at the time of entry into such agreements; provided that additional portfolio securities may not be purchased by the Fund while borrowings and reverse repurchase agreements exceed 5% of the Fund's total assets; and

          (iii) the Fund may not invest an amount equal to 15% or more of the current value of its total assets in investments that are illiquid.


     The foregoing investment limitations and those described in the Statement of Additional Information are fundamental policies of the Fund that may be changed only when permitted by law and approved by the holders of a majority of the Fund's outstanding shares. If a percentage restriction on investment or use of assets contained in these investment limitations is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. As used in this Prospectus and in the Statement of Additional Information, the term "majority," when referring to the approvals to be obtained from shareholders in connection with matters affecting the Fund (e.g., approval of investment advisory contracts), means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and to fractional votes for fractional shares held.


     With respect to investment limitation (i), the Fund will consider unconditional demand features as not being issued by the entity providing the demand feature, provided that the value of all securities held by the Fund issued by or subject to demand features from each such entity and owned by the Fund does not exceed 10% of the Fund's total assets. In addition, with respect to investment limitation (i), the Fund treats repurchase agreements as an acquisition of the underlying securities, provided that the obligation to repurchase the underlying securities is fully collateralized.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     The Fund does not constitute a balanced or complete investment program, and the net asset value of the shares of the Fund can be expected to fluctuate. The Fund is subject to the general risks and considerations associated with the types of investments it may make, as described above under "Investment Objectives and Policies," as well as the risks discussed herein.

     The Fund may invest in companies without regard to market capitalization, although it generally does not expect to invest in companies with market capitalizations of less than $200 million. Securities of smaller companies present greater risks than securities of larger companies. Smaller companies may have relatively small revenues or limited product lines, and may have a small share of the market for their products or services. Smaller companies may lack depth of management and may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms. Due to these and other factors, smaller companies may incur significant losses and investments in such companies are therefore speculative.

     The Fund may invest up to 20% of its total assets in foreign equity securities and ADRs. Investments in foreign securities may involve investment risks such as future political and economic developments, the possible imposition of foreign withholding taxes, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other foreign governmental laws or restrictions that might adversely affect the payment of dividends. Changes in the exchange rates of foreign currencies in which the Fund's investments may be denominated will affect the U.S. dollar value of the Fund's assets and the Fund's return. Foreign securities markets may be smaller and less liquid and may be subject to settlement difficulties, greater price volatility and higher transaction costs and other expenses than U.S. markets. Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. Investments in ADRs are subject to some, but not all, of the foregoing risks.

     For a discussion of certain risks associated with the additional investment activities in which the Fund may engage, see "Additional Information."

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of each class of the Fund for the purpose of pricing purchase and redemption orders is determined as of 4:15 p.m., Eastern time, on each Business Day. "Business Day" means each weekday except those holidays on which the Federal Reserve Bank of New York, the New York Stock Exchange (the "Exchange") or the investment advisers are closed. Currently, those holidays include: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. Net asset value per share of each class of the Fund's shares is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class outstanding. In calculating net asset value, the Fund's portfolio securities will be valued at market value where there is a reliable market quotation available for the securities and otherwise at fair value as determined by or under the direction of the Company's Board of Directors.

                       HOW TO PURCHASE AND REDEEM SHARES

                               PURCHASE OF SHARES

     Shares of the Fund are being offered through the Company's distributor, Hanover Funds Distributor, Inc. All purchase orders must be placed through a Shareholder Servicing Agent or the Company's distributor in accordance with procedures established by it in connection with the requirements of the accounts of customers. Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures for the purchase and redemption of Fund shares, such as pre-authorized or automatic purchase and redemption programs. Each Shareholder Servicing Agent may establish its own terms and conditions with respect to the services provided by it, including the requirement of a minimum initial investment and limitations on the amounts of transactions, with respect to such services. Shares of the Fund may be held of record by a customer's Shareholder Servicing Agent.

     For further information as to how to direct a Shareholder Servicing Agent to purchase shares of the Fund on his behalf, a customer should contact his Shareholder Servicing Agent or the Company's distributor.

     The Company and its distributor reserve the right to withdraw, cancel or modify the initial offering of Fund shares without notice. In addition, the Company reserves the right to suspend the offering of shares of the Fund for a period of time and to reject any purchase order. For example, a purchase order may be refused if, in the investment adviser's opinion, it is of a size that would disrupt management of the Fund.


PURCHASE BY AUTOMATIC INVESTMENT


     Investors may participate in the Company's Automatic Investment Program, which is an investment plan that automatically debits money from the shareholder's designated bank account and invests it in one or more of the Company's portfolios through the use of electronic fund transfers or automatic bank drafts. Shareholders may elect to make investments by transfers of a minimum of $100 on either the tenth or twenty-fifth day of each month into their established account. No minimum initial investment applies when an account is established through the Automatic Investment Program. For further information regarding the Automatic Investment Program, a shareholder should contact his Shareholder Servicing Agent or the Company's distributor.

                              EXCHANGE PRIVILEGES

     The Company offers the ability to exchange shares in one of its portfolios for shares of the same class in another of its portfolios in an identically registered account without a sales load being incurred, except that exchanges of shares of a portfolio which were purchased with a lower sales load to a portfolio which has a higher sales load will be charged the difference. For information as to how to engage in an exchange transaction, a customer should contact his Shareholder Servicing Agent. Before engaging in an exchange transaction, a shareholder should carefully read the prospectus describing the portfolio into which the exchange will occur. A shareholder may not exchange shares of one portfolio for shares of another portfolio if shares of the portfolio into which the investor desires to exchange are not qualified for sale in the state of the shareholder's residence. The Company may terminate or amend the terms of the exchange privilege at any time. Under Commission rules, 60 days' prior notice of any amendments or termination of exchange privileges will be given to shareholders, except in certain extraordinary circumstances. An exchange is treated as a sale of a security on which a gain or loss may be recognized. All exchanges will be made based on the net asset value next determined following receipt of the request by a portfolio in good order.

     If your Shareholder Servicing Agent provides for the exchange of portfolio shares by mail, you may be required to send a letter of instruction containing the signatures of all registered owners or authorized parties. Signatures may be required to be guaranteed by a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

                               IN-KIND PURCHASES

     Under certain circumstances, shares of the Fund may be purchased in exchange for securities which are eligible for acquisition by the Fund. A gain or loss for federal income tax purposes may be realized by taxable investors making inkind purchases upon the exchange depending upon the cost of the securities exchanged. Investors interested in such exchanges should contact the Fund's investment adviser. In-kind purchases are described more fully in the Statement of Additional Information.

                              REDEMPTION OF SHARES

     A customer may redeem all or part of his shares only on any Business Day either through the Company's distributor or in accordance with instructions and limitations pertaining to his account with his Shareholder Servicing Agent. Redemption orders are effected at the net asset value per share next determined after the order is received by the Company's distributor. Payment for redemption orders received by the Company's distributor will normally be wired or credited to the Shareholder Servicing Agent on the next Business Day, but in any event within seven days.

     No charge for wiring redemption payments is imposed by the Company, although Shareholder Servicing Agents may charge their customers' accounts for redemption services.

     The Company may suspend the right of redemption or postpone the day of payment for shares for more than seven days during any period when (i) trading on the Exchange is restricted by applicable rules and regulations of the Commission; (ii) the Exchange is closed for other than customary weekend and holiday closings; (iii) the Commission has by order permitted such suspension; or (iv) an emergency exists as determined by the Commission.

     In connection with a written redemption request, a shareholder may be required to have the signatures of all registered owners or authorized parties guaranteed by a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

     For further information as to how to direct a Shareholder Servicing Agent to redeem shares of the Fund on his behalf, a customer should contact his Shareholder Servicing Agent or the Company's distributor.

                          DIVIDENDS AND DISTRIBUTIONS

     The Fund will declare and pay as a dividend substantially all of its net investment income annually, and will distribute, at least annually, substantially all of its net capital gains. The Fund will inform shareholders of the amount and nature of all such income or gains.

     Dividends are paid in the form of additional shares of the same class of the Fund, unless the shareholder of record has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Fund's transfer agent and will become effective with respect to dividends paid after its receipt. The procedure by which a customer of a Shareholder Servicing Agent may elect to receive dividends in cash and the method of payment of such dividends by the Shareholder Servicing Agent to its customer will be determined by the Shareholder Servicing Agent. Dividends that are otherwise taxable are taxable to investors whether received in cash or in additional shares of the Fund. There is no sales charge imposed on the reinvestment of dividends in additional shares.

     Shares redeemed will earn dividends through the date of redemption. Investors who redeem all or a portion of Fund shares prior to a dividend payment date will be entitled on the next dividend payment date, to all dividends declared but unpaid on those shares at the time of their redemption.

                                   MANAGEMENT

     The business and affairs of the Fund are managed under the general direction and supervision of the Company's Board of Directors. The Fund's day-to-day operations are handled by the Company's officers.

                               INVESTMENT ADVISER

     Van Deventer & Hoch ("VD&H") provides investment advisory services to the Fund pursuant to an Advisory Agreement with the Company (the "Advisory Agreement"). Subject to such policies as the Company's Board of Directors may determine, VD&H makes investment decisions for the Fund. The Advisory Agreement provides that, as compensation for services thereunder, VD&H is entitled to receive from the Fund a monthly fee at an annual rate of .70% of the average daily net assets of the Fund.


     Richard D. Trautwein serves as executive Vice President at VD&H and has been primarily responsible for the day-to-day management of the Fund's portfolio since the Fund's inception. Mr. Trautwein joined VD&H in 1972 and heads the firm's portfolio strategy group and is a member of the firm's investment policy committee.



     VD&H was organized in 1969. The firm is a general partnership which is equally owned by individuals who serve VD&H in key professional capacities and CBC Holdings (California), a wholly-owned subsidiary of Chemical Banking Corporation, a bank holding company ("Chemical"). VD&H provides a wide range of asset management services to individuals, corporations, private and charitable trusts, endowments, foundations and retirement funds. Its investment management responsibilities, as of February 29, 1996, included accounts with aggregate assets in excess of $1.3 billion.


     The principal business address of VD&H is 800 North Brand Boulevard, Suite 300, Glendale, California 91203. Chemical Bank, a wholly-owned subsidiary of Chemical and an affiliate of VD&H, provides additional services to the Company, as described below.

                          SHAREHOLDER SERVICING AGENTS

     Pursuant to a Shareholder Servicing Plan adopted by the Board of Directors of the Company, the Company may enter into Shareholder Servicing Agreements with financial institutions ("Shareholder Servicing Agents"). Shareholder administrative support services will be performed by Shareholder Servicing Agents for their customers who beneficially own shares. Such services, which are described more fully in the Statement of Additional Information, may include, among other things: answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares of the Fund may be effected and certain other matters pertaining to the Fund; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in aggregating and processing purchase, exchange and redemption transactions; placing net purchase and redemption orders with the Company's distributor; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; processing dividend payments; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts, as necessary; providing periodic statements showing a customer's account balances and, to the extent practicable, integrating such information with other customer transactions otherwise effected through or with the Shareholder Servicing Agent; furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases, exchanges and redemptions; transmitting, on behalf of the Company, proxy statements, annual reports, updating prospectuses and other communications from the Company to the shareholders of the Funds; receiving, tabulating and transmitting to the Company proxies executed by shareholders with respect to meetings of shareholders of the Funds; and providing such other or related services as the Company or a shareholder may request. Customers may have or be given the right to vote shares held of record by Shareholder Servicing Agents. Shareholder Servicing Agents may enter into arrangements with, and pay a portion of their fees to, other entities that perform or assist in performing shareholder administrative support services.

     For the services provided, the Company's Shareholder Servicing Plan permits the Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to
 .30% of the average daily net asset value of shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. The Company has entered into Shareholder Servicing Agreements with Chemical Bank, certain of its affiliates, Furman Selz Incorporated ("Furman Selz") and certain other broker-dealers, pursuant to which it has agreed to pay them a monthly fee from the Fund at an annual rate of .30% of the average daily net asset value of the shares in the Fund for which they provide services. The Shareholder Servicing Agents have agreed to waive voluntarily a portion of their fees for a period of at least one year from the date of this Prospectus so that, during such period, they will receive a monthly fee from the Fund at an annual rate not to exceed .25% of the average daily net asset value of the shares in the Fund for which they provide services. The Company may appoint additional Shareholder Servicing Agents in the future.

     Shareholder Servicing Agents will provide their customers with a schedule of any credits, fees or other conditions that may be applicable to the investment of customer assets in the Fund's shares. The Company's Board of Directors has determined that the amount payable by the Fund in respect of "service fees" (as defined under Section 26 of the Rules of Fair Practice of the NASD) does not exceed 0.25% of the average annual net assets of the Fund.

        ADMINISTRATORS, CUSTODIAN, TRANSFER AGENT AND SUB-TRANSFER AGENT


     Furman Selz and Chemical Bank (together, the "Administrators") serve as the Company's administrators and generally assist the Company in all aspects of its administration and operation. As compensation for its administrative services, Furman Selz receives a monthly fee, based upon the aggregate average daily net assets of the Company's portfolios, at an annual rate of .06% of the first $500 million of average daily net assets, .05% of the next $500 million of average daily net assets and .04% of average daily net assets in excess of $1 billion, and an annual fee of $30,000 per portfolio for fund accounting services . As compensation for its administrative services, Chemical Bank receives a monthly fee at an annual rate of .03% of average daily net assets of the Fund and an annual fee of $30,000.


     Chemical Bank serves as custodian of the assets of the Company's portfolios. Chemical Bank has also entered into an agreement with the Company for the provision of transfer agency and dividend disbursing services for the Company's portfolios. Furman Selz serves as sub-transfer agent for the Company's portfolios.

     A further discussion of the terms of the Company's administrative, custody, transfer agency and sub-transfer agency arrangements is contained in the Statement of Additional Information.

                                  DISTRIBUTOR

     Shares in the Fund are sold on a continuous basis by the Company's distributor, Hanover Funds Distributor, Inc. (the "Distributor"), an affiliate of Furman Selz. The Distributor's principal offices are located at 237 Park Avenue, New York, New York 10017.

     Solely for the purpose of reimbursing the Distributor for activities primarily intended to result in the sale of Investor Shares, the Fund is authorized to spend up to 0.10% of its net assets attributable to Investor Shares annually in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 promulgated under the 1940 Act, but is not expected to make any such payments until at least one year from the date of this Prospectus. Activities for which the Distributor may be reimbursed include (but are not limited to) the development and implementation of direct mail promotions and advertising for Investor Shares of the Fund and the preparation, printing and distribution of prospectuses for Investor Shares of the Fund to recipients other than existing shareholders.


     Although it is anticipated that some activities intended to promote the Company's Investor Shares will be conducted on a Company-wide basis, payments made under the Plan will generally be used to finance the distribution and sales support activities relating to Investor Shares of the Fund. Expenses incurred in connection with Company-wide activities intended to promote the Company's Investor Shares may be allocated pro rata among the Investor Shares of all portfolios of the Company on the basis of their relative net assets. Allocation of expenses on the basis of relative net assets may result in the subsidization by the Investor Shares of certain of the Company's portfolios of the distribution of Investor Shares of the Company's other portfolios.


                               REGULATORY MATTERS


     Banking laws and regulations, including the Glass-Steagall Act as currently interpreted by the Board of Governors of the Federal Reserve System, prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities, but do not prohibit such a bank holding company or affiliate from acting as investment adviser, administrator, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. Chemical Bank and the Company believe that Chemical Bank and VD&H, or any other affiliate of Chemical Bank, may perform the investment advisory, administrative, custody and transfer agency services for the Company, as the case may be, described in this Prospectus, and that Chemical Bank, Texas Commerce Bank National Association ("TCB") or any other affiliate of Chemical Bank, subject to such banking laws and regulations, may perform the shareholder services contemplated by this Prospectus, without violation of such banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could prevent Chemical Bank, VD&H or any other affiliate of Chemical Bank from continuing to perform investment advisory, administrative, custody or transfer agency services for the Company, as the case may be, or require Chemical Bank, TCB or any other affiliate of Chemical Bank to alter or discontinue the services provided by it to shareholders of the Fund.


     If Chemical Bank, VD&H or any other affiliate of Chemical Bank were prohibited from performing investment advisory, administrative, custody or transfer agency services for the Company, as the case may be, it is expected that the Company's Board of Directors would recommend to the Company's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board of Directors. If Chemical Bank, TCB or any other affiliate of Chemical Bank were required to discontinue all or part of its shareholder servicing activities, its customers would be permitted to remain the beneficial owners of Fund shares and alternative means for continuing the servicing of such customers would be sought. The Company does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.


     In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state laws.

                 OTHER INFORMATION CONCERNING FEES AND EXPENSES

     All or part of the fees payable by the Fund to the organizations retained to provide services for the Fund may be waived from time to time in order to increase the Fund's net investment income available for distribution to shareholders.

     Except as noted below, VD&H and the Administrators bear all expenses in connection with the performance of their advisory and administrative services. The Fund bears the expenses incurred in its operations, including: organizational expenses; taxes; interest; fees (including fees paid to its directors); fees payable to the Securities and Exchange Commission (the "Commission"); state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory and administration fees; charges of its custodian, transfer agent, sub-transfer agent and shareholder servicing agents; certain insurance costs; auditing and legal expenses; fees of independent pricing services; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions, if any, in connection with the purchase of portfolio securities. Fund expenses are allocated to Investor Shares based on either expenses identifiable to the Investor Shares or relative net assets of the Investor Shares and other classes of Fund shares. In addition, Investor Shares reimburse the Company's distributor for certain expenses incurred by it in connection with activities primarily intended to result in the sale of Investor Shares of the Fund.

                            PERFORMANCE INFORMATION

     The Fund may from time to time present its standardized and nonstandardized total return in advertisements. Standardized total return is calculated in accordance with the Commission's formula. Nonstandardized total return differs from the standardized total return only in that it may relate to a nonstandard period, is presented in the aggregate rather than as an annual average or that any applicable sales load is not deducted (if any applicable sales load were deducted, such total return would be lower). The Commission's formulas for calculating performance are described under "Performance Information" in the Statement of Additional Information. Performance quotations will be computed separately for the Fund's Advisor Shares and Investor Shares.

     The performance of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to the performance of other mutual funds as published by Lipper Analytical Services, Inc. The performance information may also include evalua-tions of the Fund published by nationally recognized ranking services and by various national or local financial publications, such as Business Week, Forbes, Fortune, Institutional Investor, Money, The Wall Street Journal, Barron's, Changing Times, Morningstar Mutual Fund Values, U.S.A. Today, or The New York Times or other industry or financial publications.


     All performance information is historical and does not predict future results. Credits and charges incurred by customers of Shareholder Servicing Agents in connection with an investment in the Fund will not be reflected in performance information published by the Fund. See "Management -- Shareholder Servicing Agents." The Company's annual report to shareholders, which is available without charge upon request, contains a discussion of Fund performance for the Fiscal year ended November 30, 1995.


                                     TAXES

     The following discussion is only a brief summary of some of the important tax considerations affecting the Company, the Fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign income tax considerations, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers with specific reference to their own tax situation.


     The Fund will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code applicable to regulated investment companies generally will be applied to the Fund separately, rather than to the Company's portfolios as a whole. In addition, net realized long-term capital gains, net investment income (i.e., investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and operating expenses will be determined separately for the Fund. The Fund intends to qualify in the future as a regulated investment company under Subchapter M of the Code. If so qualified, the Fund will not be subject to federal income taxes with respect to net investment income and net realized long-term capital gains, if any, that are distributed to its shareholders, provided that (as intended) the Fund distributes each taxable year at least 90% of its net investment income net of certain deductions allocable to such income. The Fund will be subject to a 4% nondeductible excise tax on its taxable income to the extent it does not meet certain distribution requirements by the end of each calendar year. The Fund intends to make sufficient distributions to avoid application of this excise tax.



     Dividends paid by the Fund from net investment income (including net realized short-term capital gains), will be taxable to shareholders that are otherwise subject to tax as ordinary income whether received in cash or reinvested in additional shares. Dividends declared in October, November or December of any year, payable to shareholders of record on a specified date in such a month, will be deemed to have been received by the shareholders and paid by the Fund on December 31, provided such dividends are paid during January of the following year. Net long-term capital gains, if realized, will be distributed at least annually and will be taxable as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long the shareholder has held shares of the Fund.


     Distributions from the Fund, to the extent paid from qualifying dividends, are expected to qualify for the dividends-received deduction allowed to corporations under the Code.

FOREIGN SHAREHOLDERS



     The preceding description concerning taxes does not apply to shareholders who, as to the United States, are non-resident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships ("Foreign Shareholders"). Foreign Shareholders may be subject to U.S. withholding taxes and should consult with their own tax advisors concerning the specific tax consequences of an investment in the Fund. See "Additional Information Concerning Taxes -- Foreign Shareholders" in the Statement of Additional Information.


     Descriptions of tax consequences set forth in this Prospectus and in the Statement of Additional Information are intended to be a general guide. Investors should consult their own tax advisers regarding specific questions as to the federal, state, local and foreign tax consequences of ownership of shares in the Fund.

                         ORGANIZATION AND CAPITAL STOCK

     The Company was incorporated in Maryland on October 29, 1992. The authorized capital stock of the Company consists of 200,000,000 shares having a par value of $.001 per share. The Company's Articles of Incorporation authorize the issuance of multiple series of shares corresponding to shares in separate investment portfolios. The Company's Board of Directors may, in the future, authorize the issuance of additional series of capital stock representing shares of additional investment portfolios.


     The Fund is authorized to issue other classes of shares in addition to Investor Shares. The categories of investors that are eligible to purchase shares may be different for each class of Fund shares. In addition, other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which may affect the relative performance of the different classes of Fund shares. Investors may call the Company at 1-800-821-2371 to obtain additional information about other classes of shares of the Fund that may be offered. Any person entitled to receive compensation for selling or servicing shares of the Fund may receive different levels of compensation with respect to one class of shares of the Fund over another.



     Shares of each class of a portfolio represent interests in that portfolio in proportion to each share's net asset value. All shares of the Company have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series or class is required by law or where the matter involved affects only one series or class (for example, matters pertaining to the plan of distribution relating to Investor Shares will only be voted on by Investor Shares). Under the corporate law of Maryland, the Company's state of incorporation, and the Company's By-Laws (except as required under the 1940 Act), the Company is not required and does not currently intend to hold annual meetings of shareholders for the election of directors. Shareholders, however, do have the right to call for a meeting to consider the removal of one or more of the Company's directors if such a request is made, in writing, by the holders of at least 10% of the Company's outstanding voting securities. In such cases, the Company will assist in calling the meeting (including effecting any necessary shareholder communications) as required under the 1940 Act. A more complete statement of the voting rights of shareholders is contained in the statement of Additional Information.



     All shares of the Company, when issued, will be fully paid and nonassessable.

                            REPORTS TO SHAREHOLDERS


     Shareholders of record will receive unaudited semi-annual reports showing the portfolio for the Fund and other information, and an annual report containing financial statements audited by independent certified public accountants. KPMG Peat Marwick LLP has been appointed as the Company's auditors. The Company's fiscal year ends on November 30.


     Customers can write or call their Shareholder Servicing Agent with any questions relating to their investment in the Fund.

                             ADDITIONAL INFORMATION

     Following is a description of certain additional types of investments which the Fund may make, and certain activities in which the Fund may engage.

MONEY MARKET INSTRUMENTS

     The Fund may purchase high quality, short-term money market instruments or hold cash, subject to the limitations set forth under "Investment Objectives and Policies." Such instruments may include U.S. Government Securities; commercial paper of U.S. issuers rated, at the time of purchase, at least P-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard and Poor's Ratings Group ("S&P"), rated comparably by another nationally recognized statistical rating organization, or, if not rated, of comparable quality as determined by the Fund's investment adviser; certificates of deposits, banker's acceptances or time deposits and repurchase agreements. A description of Moody's and S&P ratings is contained in the Statement of Additional Information. The Fund limits its investments in bank obligations to obligations of U.S. banks that have more than $1 billion in total assets at the time of investment and are subject to regulation by the U.S. Government. The Fund may also invest in obligations of foreign branches of U.S. banks if the Fund is permitted to invest directly in obligations of the U.S. bank in accordance with the foregoing limitations.

AMERICAN DEPOSITARY RECEIPTS

     The Fund may purchase ADRs, subject to the limitation set forth under "Investment Objectives and Policies." ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. The Fund treats ADRs as interests in the underlying securities for purposes of its investment policies. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, certain of the risks associated with foreign securities may also apply to ADRs. See "Risk Factors and Special Considerations." The Fund will limit its investment in ADRs not sponsored by the issuer of the underlying securities to no more than 5% of the value of its net assets (at the time of investment). See the Statement of Additional Information for certain risks related to unsponsored ADRs.

CORPORATE REORGANIZATIONS

     The Fund may invest without limitation in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of the relevant investment adviser, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short-term nature of such transactions. The principal risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Fund may sustain a loss.

WARRANTS AND RIGHTS

     The Fund may invest up to 5% of the value of its total assets (at the time of investment) in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price during or at the end of a specific period of time. The Fund will not invest more than 2% of the value of its total assets in warrants or rights which are not listed on the New York or American Stock Exchanges.

REPURCHASE AGREEMENTS

     Securities held by the Fund may be subject to repurchase agreements. Pursuant to a repurchase agreement, the Fund will purchase portfolio securities from a seller which commits itself, at the time of sale, to repurchase the securities at a mutually agreed upon time and price. Repurchase agreements may be characterized as loans which are collateralized by the underlying securities. The Fund will enter into repurchase agreements with commercial banks only if such banks meet the standards set forth above under "Money Market Instruments," and will enter into repurchase agreements with brokers and dealers only if such parties are deemed creditworthy in accordance with standards adopted by the Company's Board of Directors. The investment adviser for the Fund will monitor, on an ongoing basis, the creditworthiness of the seller and the value of the underlying security, including accrued interest, to ensure that such value equals or exceeds the value of the repurchase agreement. In the event of default by the seller under the repurchase agreement, the Fund could experience losses that include: (i) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (ii) additional expenses to the Fund for enforcing those rights; (iii) possible loss of all or part of the income or proceeds of the repurchase agreement; and (iv) possible delay in the disposition of the underlying security pending court action or possible loss of rights in such securities.

REVERSE REPURCHASE AGREEMENTS

     The Fund may also enter into reverse repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act and are subject to the limitations with respect to entering reverse repurchase agreements included in the second investment limitation under "Limiting Investment Risks" in the Prospectus.

LOANS OF PORTFOLIO SECURITIES

     The Fund may lend portfolio securities with a value of up to one third of the value of its total assets in order to generate additional income. The Fund may lend securities from its portfolio if liquid assets in an amount at least equal to the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan is maintained by the Fund in a segregated account. Any securities that the Fund may receive as collateral will not become a part of its portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by the Fund will be invested in securities in which the Fund is permitted to invest. The value of securities loaned will be marked to market daily. Portfolio securities purchased with cash collateral are subject to possible depreciation. Loans of securities by the Fund will be subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or a placing broker.

ILLIQUID OR RESTRICTED SECURITIES

     The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. Investments in securities which are "restricted" may involve added expenses to the Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. As set forth under "Limiting Investment Risks" in the Prospectus, as a matter of fundamental policy the Fund will not invest more than 15% of the value of its total assets in illiquid investments, such as "restricted securities" which are illiquid, and securities that are not readily marketable. As more fully described in the Statement of Additional Information, the Fund may purchase certain restricted securities ("Rule 144A securities") for which there may be a secondary market of qualified institutional buyers as contemplated by recently adopted Rule 144A under the Securities Act of 1933. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation described above. Rule 144A is a recent development and there is no assurance that a liquid market in Rule 144A securities will develop or be maintained. To the extent that the number of qualified institutional buyers is reduced, a previously liquid Rule 144A security may be determined to be illiquid, thus increasing the percentage of illiquid assets in the Fund's portfolio. The Board of Directors of the Company will be responsible for monitoring the liquidity of Rule 144A securities and the selection by the investment adviser of such securities.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES

     The Fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund will make commitments to purchase securities on a firm commitment basis only with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable.

     No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

OTHER INVESTMENT COMPANIES

     The Fund may invest up to 10% of the value of its total assets in shares of other investment companies, subject to such investments being consistent with the overall objective and policies of the Fund and subject to the limitations of the 1940 Act and the Fund's investment limitations as described in the Statement of Additional Information.

OTHER INVESTMENTS

     The Fund may invest in floating and variable rate instruments, which are discussed more fully in the Statement of Additional Information.

HEDGING AND DERIVATIVES

     The Fund is authorized to use a variety of the investment strategies described below to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or to seek to increase the Fund's income or gain. Although these strategies are regularly used by some investment companies and other institutional investors, the Fund does not currently intend to use any of these strategies. Limitations on the portion of the Fund's assets that may be used in connection with the investment strategies described below are set out in the Statement of Additional Information.


     Subject to the constraints described above, the Fund may purchase and sell (or write) exchange-listed and over-the-counter call options, and may purchase exchange-listed and over-the-counter put options, on securities, securities indices, financial futures contracts and fixed income indices and other financial instruments, enter into financial futures contracts, enter into interest rate transactions, and enter into currency transactions (collectively, these transactions are referred to in this Prospectus as "Hedging and Derivatives"). The Fund will not sell (or write) put options except that it may sell put options to close out existing positions. The Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.


     Hedging and Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to increase the Fund's income or gain. The Fund may use any or all types of Hedging and Derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Hedging and Derivatives will be a function of numerous variables, including market conditions. The ability of the Fund to utilize Hedging and Derivatives successfully will depend on, in addition to the factors described above, the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund's portfolio securities. The Fund is not a "commodity pool" and Hedging and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging purposes, provided that the Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Hedging and Derivatives will require that the Fund segregate cash, liquid high grade debt obligations or other assets to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. Hedging and Derivatives have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the view of the Fund's investment adviser as to certain market movements is incorrect, the risk that the use of the Hedging and Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of the Fund's portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell. Losses resulting from the use of Hedging and Derivatives will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Derivatives had not been used.

     The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities or currency position of the Fund could create the possibility that losses on a hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the Fund's position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

     Currency transactions involve some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if a currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other Fund transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as the incurrence of transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

     A detailed discussion of various Hedging and Derivatives, including applicable regulations of the Commodity Futures Trading Commission and the requirement that assets be segregated with respect to these transactions, also appears in the Statement of Additional Information.
                      ------------------------------------

     For more detailed descriptions of certain of the Fund's investment activities, see "Investment Policies -- Additional Investment Activities" in the Statement of Additional Information.

---------------------------------
SHAREHOLDER SERVICES


To place purchase and redemption orders or obtain account specific information, please call your Chemical Bank account officer.


For performance information, prospectuses or general product information, please call
       The Hanover Investment Funds at:

       1-800-821-2371

INVESTMENT ADVISER
Van Deventer & Hoch

      ---------------------------------------------------------------

      The Hanover

      ---------------------------------------------------------------
      Investment

      ---------------------------------------------------------------
      Funds

      ---------------------------------------------------------------

-------------------------------------------------------------
   - THE AMERICAN VALUE FUND
    INVESTOR SHARES
-------------------------------------------------------------

                                   Prospectus

                       March 29, 1996



LOGO

                       THE HANOVER INVESTMENT FUNDS, INC.
                                237 PARK AVENUE
                            NEW YORK, NEW YORK 10017
                                 (800) 821-2371
                            ------------------------

                      STATEMENT OF ADDITIONAL INFORMATION


     The Hanover Investment Funds, Inc. (the "Company") is a professionally managed open-end investment company that currently has five investment portfolios: The Hanover Short Term U.S. Government Fund, The Hanover U.S. Government Securities Fund, The Hanover Blue Chip Growth Fund, The Hanover Small Capitalization Growth Fund and The Hanover American Value Fund (collectively, the "Funds"). The investment objective of each Fund is described in one or more prospectuses of the Company dated March 29, 1996, under the caption "Investment Objectives and Policies." Each Fund other than the Hanover Small Capitalization Growth Fund currently offers a single class of shares: "Investor Shares." The Hanover Small Capitalization Growth Fund currently offers two classes of shares:
"Investor Shares" and "CBC Benefit Shares." Only certain investors are eligible to purchase CBC Benefit Shares. See "Organization and Capital Stock" in the related Prospectus.


     This Statement of Additional Information is not a prospectus and is authorized for distribution only when preceded or accompanied by a Prospectus. This Statement of Additional Information contains additional information to that set forth in the Prospectuses and should be read in conjunction with them. Copies of the Prospectuses may be obtained without charge by writing or calling the Company at its address or telephone number above.


MARCH 29, 1996

                               TABLE OF CONTENTS


                                                                                         PAGE
                                                                                         ----
Investment Policies...................................................................     1
Additional Information On Portfolio Instruments.......................................     1
Additional Investment Activities......................................................     1
Hedging And Derivatives...............................................................     5
Limiting Investment Risks.............................................................    12
Management............................................................................    14
     Directors And Officers...........................................................    14
     Investment Advisers..............................................................    15
     Administrators, Custodian, Transfer Agent And Sub-transfer Agent.................    17
     Shareholder Servicing Agents.....................................................    19
Expense Limitations...................................................................    21
Portfolio Transactions................................................................    21
Distributor...........................................................................    22
Net Asset Value.......................................................................    23
How To Purchase And Redeem Shares.....................................................    24
Performance Information...............................................................    24
Additional Information Concerning Taxes...............................................    27
Capital Stock.........................................................................    29
Validity Of Shares....................................................................    30
Financial Information.................................................................    33
Ratings Appendix......................................................................   A-1


                                       I.i

                              INVESTMENT POLICIES

     The following information supplements the discussion of the investment objectives and policies of the Funds found under "Investment Objectives and Policies" in the Prospectuses. Except for the matters specified under "Limiting Investment Risks" in the Prospectuses and in this Statement of Additional Information, and as otherwise stated in the Prospectuses, all matters described herein and in the Prospectuses are not fundamental and may be changed by the Board of Directors of the Company without the approval of shareholders. See "Capital Stock." For Funds which have investment policies with respect to their dollar-weighted average portfolio maturities, the dollar-weighted average portfolio maturity is derived by (i) multiplying the fair value of each investment held by the Fund by the remaining number of days to maturity, (ii) adding the products obtained in (i) with respect to each investment held by the Fund, and (iii) dividing the sum obtained in (ii) by the fair value of all investments held by the Fund. Certain exceptions to this formula with respect to asset-backed securities and mortgage-related securities are described in the Prospectuses.

                ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

UNITED STATES GOVERNMENT SECURITIES

     United States Treasury Obligations. The United States Treasury issues various types of marketable securities. These securities are direct obligations of the United States Government and differ primarily in the length of their maturity.

     United States Government Agency and Instrumentality Obligations. Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the United States Government include the Government National Mortgage Association, the Banks for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association, the Student Loan Marketing Association and Resolution Funding Corporation.

MUNICIPAL OBLIGATIONS

     Municipal Commercial Paper. Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued by a municipality to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt.

     Municipal Notes. Municipal notes generally have maturities at the time of issuance of one year or less.

     Municipal Bonds. Municipal bonds generally have maturities at the time of issuance of up to thirty years.

     The taxable market is a broader and more liquid market with a greater number of investors, issuers and market makers than the market for municipal obligations. The more limited marketability of tax-exempt municipal obligations may make it difficult in certain circumstances to dispose of large investments advantageously. In general, tax-exempt municipal obligations are also subject to credit risks such as the loss of credit ratings or possible default. In addition, interest on certain tax-exempt municipal obligations might lose its tax-exempt status in the event of a change in the tax laws.

                        ADDITIONAL INVESTMENT ACTIVITIES

     The discussion below supplements the information set forth in the Prospectuses under "Additional Investment Activities."

BANK OBLIGATIONS

     Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of the third investment limitation set forth under "Limiting Investment Risks" in the Prospectuses. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

     Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve investment risks in addition to those relating to domestic bank obligations. Such investment risks are discussed in the Prospectuses under the caption "Special Considerations and Risk Factors."

ASSET-BACKED SECURITIES

     Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinate certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

     Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

AMERICAN DEPOSITARY RECEIPTS


     The Hanover Blue Chip Growth Fund, The Hanover Small Capitalization Growth Fund and The Hanover American Value Fund may each purchase American Depositary Receipts ("ADRs"). Each Fund will limit its investment in "unsponsored" ADRs to no more than 5% of the value of its net assets (at the time of investment). A purchaser of an unsponsored ADR may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored ADR.



CORPORATE REORGANIZATIONS


     The Hanover Blue Chip Growth Fund, The Hanover Small Capitalization Growth Fund and The Hanover American Value Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced ("reorganization securities"). Frequently the holders of securities of companies involved in such transactions will receive new securities in exchange therefor. The principal risk of this type of investing is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Fund may sustain a loss.

     In general, securities that are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the relevant Fund's investment adviser that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of a Fund and increase its brokerage and other transaction expenses.

WARRANTS AND RIGHTS


     The Hanover Blue Chip Growth Fund, The Hanover Small Capitalization Growth Fund and The Hanover American Value Fund may invest in warrants and rights. Warrants basically are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.


RULE 144A SECURITIES AND SECTION 4(2) PAPER

     As indicated in the Prospectuses, each Fund may purchase certain restricted securities ("Rule 144A securities") for which there may be a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933 (the "Securities Act") and may invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.

Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction.

     One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Board of Directors of the Company has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and Section 4(2) paper are liquid or illiquid for purposes of the Funds' limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Board of Directors will delegate to the investment advisers for each Fund the determination for the Funds which they advise as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Board of Directors will periodically review the Funds' purchases and sales of Rule 144A securities and Section 4(2) paper.

FLOATING AND VARIABLE RATE INSTRUMENTS

     Certain of the obligations that the Funds may purchase have a floating or variable rate of interest. Such obligations may include obligations issued or guaranteed by agencies or instrumentalities of the United States Government, certificates of deposit and municipal obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Except with respect to temporary defensive investments in shortterm money market instruments, none of the Funds expects to invest more than 5% of the value of its total assets in obligations which have a floating or variable rate of interest.

     Certain of the floating or variable rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. Such obligations include variable rate demand or master notes, which provide for periodic adjustments in the interest rate. Master demand notes, which are instruments issued pursuant to an agreement between the issuer and the holder may permit the indebtedness thereunder to vary.

     The demand features of certain floating or variable rate obligations may permit the Funds to tender the obligations to foreign banks. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain of the risks associated with foreign investments, such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

STAND-BY COMMITMENTS


     The Hanover Short Term U.S. Government Fund and The Hanover U.S. Government Securities Fund may acquire rights to "put" its securities at an agreed upon price within a specified period prior to their maturity date. Such Funds may also enter into put transactions sometimes referred to as "stand-by commitments," which entitle the holder to same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Each such Fund's right to exercise a stand-by commitment will be unconditional and unqualified.


     The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for certain stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to a stand-by commitment (thus reducing the yield to maturity otherwise available for the same securities). The Funds intend to enter into stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The actual stand-by commitment will be valued at zero in determining net asset value. Where a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the stand-by commitment is held by the Fund and will be reflect in realized gain or loss when the stand-by commitment is exercised or expires.

     In the event that the issuer of a stand-by commitment acquired by a Fund defaults on its obligation to purchase the underlying security, then that Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

     If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the stand-by commitment. The maturity of a portfolio security will not be considered shortened by a stand-by commitment to which such obligation is subject. Therefore, stand-by commitment transactions will not affect the average weighted maturity of the Fund's portfolio.

                            HEDGING AND DERIVATIVES

     As described in certain of the Prospectuses under "Additional Information" under the caption "Hedging and Derivatives", an individual Fund may be authorized to use a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or, with respect to certain strategies and Funds, to seek to increase the Fund's income or gain (such investment strategies and transactions are referred to herein as "Hedging and Derivatives"). The description of each Fund in the Prospectuses indicates which, if any, of these types of transactions may be used by the Fund.

     A detailed discussion of Hedging and Derivatives follows below. No Fund which is authorized to use any of these investment strategies will be obligated, however, to pursue any of such strategies and no Fund makes any representation as to the availability of these techniques at this time or at any time in the future. In addition, a Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the Commodity Futures Trading Commission ("CFTC") thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools.

GENERAL CHARACTERISTICS OF OPTIONS

     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many of the Hedging and Derivatives which involve options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts".

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as The Options Clearing Corporation ("OCC"), which guarantees the perform-ance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

     OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     A Fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

     Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

     Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, a Fund's investment adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Fund's investment adviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

     If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide portfolio gains.

     If and to the extent authorized to do so, a Fund may purchase and sell call options on securities and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered" (that is, the Fund must own the securities or futures contract subject to the call) or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

     Each Fund reserves the right to invest in options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

     If and to the extent authorized to do so, a Fund may purchase put options on securities (whether or not the Fund holds the securities in its portfolio) and on securities indices, currencies and futures contracts. The Funds will not sell put options, except that they may sell put options to close out existing positions.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     If and to the extent authorized to do so, a Fund may trade financial futures contracts or purchase or sell put and call options on those contracts as a hedge against anticipated interest rate, currency or market changes, for duration management, for risk management purposes or to increase the Fund's income or gain. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

     A Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and will be entered into only for bona fide hedging, risk management (including duration management) or other permissible purposes. Maintaining a futures contract or selling an option on a futures contract will typically require a Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.


     Each of The Hanover Short Term U.S. Government Fund, The Hanover U.S. Government Securities Fund, The Hanover Blue Chip Growth Fund and The Hanover American Value Fund will not enter into a futures contract or option thereon if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the current fair market value of the Fund's total assets; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The value of all futures contracts sold by each such Fund (adjusted for the historical volatility relationship between the Fund's portfolio and the contracts) will not exceed the total market value of the Fund's securities. The Hanover American Value Fund will not engage in transactions in futures contracts or options thereon for speculative purposes but only as a hedge against changes resulting from market conditions in the values of securities in its portfolio; provided, however, that such Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on such open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio; provided, further, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Such Fund reserves the right to comply with such different standards as may be established from time to time by CFTC rules and regulations with respect to the purchase and sale of futures contracts and options thereon. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts".


OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

     If and to the extent authorized to do so, a Fund may purchase and sell call options and purchase put options on securities indices and other financial indices. In so doing, the Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

     If and to the extent authorized to do so, a Fund may engage in currency transactions with Counterparties to hedge the value of the Fund's portfolio securities denominated in particular currencies against fluctuations in relative value or to increase the Fund's income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars". A Fund may enter into currency transactions with Counterparties that are deemed creditworthy by the Fund's investment adviser.

     An individual Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps for hedging purposes may take the form of transaction hedging or position hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below. If and to the extent authorized to do so, a Fund may also enter into currency transactions to increase the Fund's income or gain.

     A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

     Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors". If a Fund enters into a currency transaction, the Fund will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts".

COMBINED TRANSACTIONS

     If and to the extent authorized to do so, a Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Hedging and Derivative, as part of a single or combined strategy when, in the judgment of the Fund's investment adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the judgment of the Fund's investment adviser that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund's portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

     Among the Hedging and Derivatives into which a Fund may be authorized to enter are interest rate, currency and index swaps, the purchase or sale of related caps, floors and collars and other derivatives. A Fund will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. A Fund will use these transactions for non-speculative purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

     A Fund will usually enter into interest rate swaps on a net basis, that is, the two payments streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, collars and other similar derivatives are entered into for good faith hedging or other non-speculative purposes, they do not constitute senior securities under the Investment Company Act of 1940, as amended, and, thus, will not be treated as being subject to the Fund's borrowing restrictions. A Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless the Counterparty is deemed creditworthy by the Fund's investment adviser. If a Counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

EURODOLLAR INSTRUMENTS


     If and to the extent authorized to do so, a Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.


RISK FACTORS

     Hedging and Derivatives have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the view of a Fund's investment adviser as to certain market movements is incorrect, the risk that the use of the Hedging and Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to a Fund, force the sale or purchase of the Fund's portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a Fund to hold a security it might otherwise sell.

     The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities or currency position of a Fund could create the possibility that losses on a hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Although a Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to a Fund that might result from an increase in value of the Fund's position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

     Currency transactions involve some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if a currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other Fund transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as the incurrence of transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

     Losses resulting from the use of Hedging and Derivatives will reduce a Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Derivatives had not been used.

RISKS OF HEDGING AND DERIVATIVES OUTSIDE THE UNITED STATES

     When conducted outside the United States, Hedging and Derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging and Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

     Use of many Hedging and Derivatives by a Fund will require, among other things, that the Fund segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade debt obligations at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. Except when a Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to a Fund's obligations or to segregate liquid high grade debt obligations equal to the amount of the Fund's obligations.

     OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although a Fund will not be required to do so. As a result, when a Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by a Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option on a futures contract, a Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. A Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid high grade debt obligations having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

     Hedging and Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging and Derivatives. A Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contracts or forward contract, a Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging and Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

OTHER LIMITATIONS

     The degree to which a Fund may utilize Hedging and Derivatives may also be affected by certain provisions of the Internal Revenue Code of 1986, as amended (the "Code").


                           LIMITING INVESTMENT RISKS


     In addition to the limitations described under "Limiting Investment Risks" in the Prospectuses, the Funds are subject to the following investment limitations:

          None of the Funds may:


             (i) purchase any securities which would cause more than 25% of the value of their respective total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that there is no limitation with respect to investment in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. In determining the industry of an issuer, wholly owned finance companies will be considered to be in the industries of their parents and utilities will be divided according to their services;


             (ii) make loans, except that each Fund may: (a) purchase and hold debt instruments (including, without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies; (b) enter into repurchase agreements with respect to portfolio securities; and (c) lend portfolio securities with a value not in excess of one-third of the value of its total assets;

             (iii) purchase or sell real estate (other than municipal obligations or other money market securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts, warrants or interests in oil, gas, mineral or other exploration or development programs or leases;

             (iv) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities, except that The Hanover Blue Chip Growth Fund and The Hanover Small Capitalization Growth Fund may make short sales against the box to the extent permitted by their investment policies as stated in the Prospectuses relating to such Funds;

             (v) underwrite securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with any Fund's investment program may be deemed to be an underwriting;

             (vi) purchase securities of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by a Fund's shareholders) unless, immediately after any such purchase, the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies; or

             (vii) purchase or sell commodities or commodity contracts or write or purchase options on securities, financial indices or currencies, except that the Funds may engage in Hedging and Derivatives to the extent permitted by their investment policies as stated in the Prospectuses and this Statement of Additional Information.

     If a percentage limitation on investment or use of assets is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation.

     For purposes of investment restriction (iii) above, real estate includes Real Estate Limited Partnerships.

     It is the Company's position that proprietary strips, such as CATS and TIGRs, are United States Government securities. However, the Company has been advised that the staff of the Commission's Division of Investment Management does not consider these to be United States Government securities, as defined under the Investment Company Act of 1940, as amended (the "1940 Act").

     For purposes of the investment limitations applicable to the Tax Free Funds, as well as for purposes of diversification under the 1940 Act, the identification of the issuer of a municipal obligation depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of a private activity bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the non-governmental user would be deemed to be the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee would be considered a separate security and be treated as an issue of such government or entity.

     The investment limitations described above and in the Prospectuses with respect to the Funds under "Limiting Investment Risks" are fundamental policies of each of the Funds and may be changed only when permitted by law and approved by the holders of a majority of such Fund's outstanding voting securities, as described under "Capital Stock."

     In order to permit the sale of their shares in certain states, any of the Funds may make commitments more restrictive than the investment policies and limitations described above and in the Prospectuses. Should any such Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state involved.

                                   MANAGEMENT

DIRECTORS AND OFFICERS

     The principal occupations for the past five years of the Directors and executive officers of the Company are listed below. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.


                                        POSITION(S) HELD           PRINCIPAL OCCUPATION(S)
        NAME, ADDRESS AND AGE           WITH REGISTRANT              DURING PAST 5 YEARS
-------------------------------------   ----------------    --------------------------------------
W. Perry Neff*.......................   Director,           Independent Financial Consultant;
RR 1 Box 102A                           Chairman and        Director of North America Life
Weston, VT 05181                        President           Assurance Co., Petroleum & Resources
Age 68                                                      Corp. and The Adams Express Co.;
                                                            Director and Chairman of The Hanover
                                                            Funds, Inc.
W.D. MacCallan.......................   Director            Director of The Adams Express Co. and
624 East 45th Street                                        Petroleum & Resources Corp.; Director
Savanna, GA 31405                                           of The Hanover Funds, Inc.; formerly
Age 68                                                      Chairman of the Board and Chief
                                                            Executive Officer of The Adams Express
                                                            Co. and Petroleum & Resources Corp.
David P. Sloterbeck, Jr..............   Director            Principal, KV Partners (1994); Vice
10 Rockefeller Plaza                                        President, Proprietary Trading, Fuji
Suite 1120                                                  Securities, Inc. (1993); Vice
New York, NY 10020                                          President, Proprietary Trading, First
Age 60                                                      Boston, Inc. (1988-1992); Director of
                                                            The Hanover Funds, Inc.
John J. Pileggi......................   Treasurer           Senior Managing Director, Furman Selz
237 Park Avenue                                             Incorporated.
New York, NY 10017
Age 37
Joan V. Fiore........................   Secretary           Managing Director and Counsel, Furman
237 Park Avenue                                             Selz Incorporated (since 1991);
New York, NY 10017                                          formerly attorney with the Securities
Age 39                                                      and Exchange Commission (1986-1991).
Sheryl Hirschfeld....................   Assistant           Director, Corporate Secretary
237 Park Avenue                         Secretary           Services, Furman Selz Incorporated
New York, NY 10017                                          (since November 1994); formerly
Age 35                                                      Assistant to the Corporate Secretary
                                                            and General Counsel at The Dreyfus
                                                            Corporation.
Donald Brostrom......................   Assistant           Managing Director, Furman Selz
237 Park Avenue                         Treasurer           Incorporated (since March 1995);
New York, NY 10017                                          formerly Director, Fund Services,
Age 37                                                      Furman Selz Incorporated (since 1986).


     Mr. Pileggi, Ms. Fiore, Ms. Hirschfeld and Mr. Brostrom hold the same offices for The Hanover Funds, Inc. as those listed above. The Hanover Funds, Inc. is a registered investment company in the same "Fund Complex" (as defined in Item 22(a) of Schedule 14A under the Securities Exchange Act of 1934, as amended) as the Company.

     The Directors and officers of the Company together as a group own less than 1% of the issued and outstanding shares of the Company.

     Each Director of the Company serves an indefinite term, until his or her successor is elected and qualified, or until his or her earlier resignation or removal, as provided in the Company's By-Laws. Directors of the Company receive from the Company an annual fee of $5,000 ($6,000 in the case of the Chairman) and a fee of up to $350 for each meeting of the Board of Directors attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Officers of the Company do not receive compensation from the Company for serving as officers. No person who is a director, officer or employee of the investment advisers of the Company serves as a director, officer or employee of the Company.


     The following table sets forth certain information with respect to compensation received by the Company's Directors during the fiscal year ended November 30, 1995. For the purposes of this table, the term "Fund Complex" includes the Company and The Hanover Funds, Inc. None of the Company's officers, nor any affiliated persons of the Company, received aggregate compensation in excess of $60,000 from the Company during the fiscal year ended November 30, 1995.



                                                         PENSION OR
                                                         RETIREMENT                            TOTAL COMPENSATION
                                      AGGREGATE       BENEFITS ACCRUED    ESTIMATED ANNUAL    FROM REGISTRANT AND
                                    COMPENSATION      AS PART OF FUND      BENEFITS UPON       FUND COMPLEX PAID
    NAME OF PERSON, POSITION       FROM REGISTRANT        EXPENSES           RETIREMENT           TO DIRECTORS
--------------------------------   ---------------    ----------------    ----------------    --------------------
W. Perry Neff...................       $10,300              $-0-                $-0-                $ 19,850
W.D. MacCallan..................         9,650               -0-                 -0-                  18,200
David P. Sloterbeck, Jr.........         9,300               -0-                 -0-                  18,350


     Rule 17j-1 under the 1940 Act requires all registered investment companies and their investment advisers and principal underwriters to adopt written codes of ethics and institute procedures designed to prevent "access persons" (as defined in Rule 17j-1) from engaging in any fraudulent, deceptive or manipulative trading practices. The Company's Board of Directors has adopted a code of ethics (the "Fund Code") that incorporates personal trading policies and procedures applicable to access persons of the Company, which includes officers, directors and other specified persons who may make, participate in or otherwise obtain information concerning the purchase or sale of securities by the Company. In addition, the Fund Code attaches and incorporates personal trading policies and procedures applicable to access persons of each of the entities that serves as the investment adviser to one or more of the Funds and to certain officers of the Company that are employed by the Company's administrator, which policies serve as each such investment adviser's code of ethics (the "Adviser Code"). The Fund and Adviser Codes have been designed to address potential conflicts of interest that can arise in connection with the personal trading activities of investment company and investment advisory personnel.

     Pursuant to the Fund and Adviser Codes, access persons are generally permitted to engage in personal securities transactions, provided that a transaction does not involve securities that are being purchased or sold, are being considered for purchase or sale, or are being recommended for purchase or sale by or for the Company. In addition, the Adviser Code contains specified prohibitions and blackout periods for certain categories of securities and transactions, including a prohibition on purchasing securities during an initial public offering. The Adviser Code also requires that access persons obtain preclearance to engage in personal securities transactions. Finally, the Fund and Adviser Codes require access persons to report all personal securities transactions periodically.

                              INVESTMENT ADVISERS


     The Portfolio Group, Inc. ("The Portfolio Group"), whose principal offices are located at 600 Fifth Avenue, New York, New York 10020, acts as the investment adviser for The Hanover U.S. Government Securities Fund and The Hanover Blue Chip Growth Fund, Texas Commerce Bank, National Association ("TCB"), whose principal offices are located at 600 Travis, Houston, Texas 77002, acts as the investment adviser for The Hanover Short Term U.S. Government Fund, Chemical Bank New Jersey, National Association, (formerly known as Princeton Bank and Trust Company, National Association) ("CBNJ"), whose principal offices are located at 225 South Street, Morristown, New Jersey 07960, acts as the investment adviser for The Hanover Small Capitalization Growth Fund and Van Deventer & Hoch ("VD&H"), whose principal offices are located at 800 North Brand Boulevard, Suite 300, Glendale, California 91203, acts as the investment adviser for The Hanover American Value Fund, in each case pursuant to a separate Advisory Agreement (each, an "Advisory Agreement") with each Fund. The Portfolio Group is a wholly-owned subsidiary of Chemical Banking Corporation, a bank holding company ("Chemical"). TCB is a wholly-owned subsidiary of Texas Commerce Bancshares, Inc., which is a wholly-owned subsidiary of Chemical. CBNJ is a wholly-owned subsidiary of Chemical New Jersey Holdings Inc., which is a wholly-owned subsidiary of Chemical. VD&H is a general partnership which is equally owned by individuals who serve VD&H in key professional capacities and by CBC Holdings (California), which is a wholly-owned subsidiary of Chemical. Subject to the supervision and direction of the Company's Board of Directors, each of The Portfolio Group, TCB, CBNJ and VD&H provides investment advisory service with respect to the Funds it manages in accordance with those Funds' objectives and policies, makes investment decisions for the Funds it manages and places orders to purchase and sell securities on behalf of the Funds it manages. The Advisory Agreements provide that, as compensation for services under the Advisory Agreements, the relevant investment adviser is entitled to receive from the relevant Fund a monthly fee at the following annual rates based upon the average daily net assets of the Fund: .35% in the case of The Hanover Short Term U.S. Government Fund, .50% in the case of The Hanover U.S. Government Securities Fund, .70% in the case of The Hanover Blue Chip Growth Fund, .75% in the case of The Hanover Small Capitalization Growth Fund, and .70% in the case of The Hanover American Value Fund.


     Each Advisory Agreement provides that the investment adviser thereunder shall not be liable for any mistake in judgment or in any other event whatsoever, provided that nothing in an Advisory Agreement shall protect the investment adviser thereunder against any liability to the Company or its shareholders to which such investment adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.


     With respect to The Hanover American Value Fund, unless sooner terminated, the Advisory Agreement will continue in effect until two years after the date of its initial approval by the Company's Board of Directors on October 13, 1994 and from year to year thereafter, if such continuance is approved at least annually by the Company's Board of Directors or by a vote of a majority (as defined under "Capital Stock") of the outstanding shares of such Fund and, in either case, by a majority of the Directors who are not parties to the Advisory Agreements or "interested persons" (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. With respect to each of the other Funds, unless sooner terminated, the respective Advisory Agreement will continue in effect from year to year if such continuance is approved as described above. Each Advisory Agreement will be terminable by the Company or the investment adviser thereunder on 60 days' written notice, and will terminate immediately in the event of its assignment.



     For the fiscal year ended November 30, 1995, The Portfolio Group received advisory fees, after waivers, of $367,442 and $308,984 from The Hanover U.S. Government Securities Fund and The Hanover Blue Chip Growth Fund, respectively. For the fiscal year ended November 30, 1994, The Portfolio Group waived advisory fees totalling $40,827 and $51,497, payable by The Hanover U.S. Government Securities Fund and The Hanover Blue Chip Growth Fund, respectively. For the fiscal year ended November 30, 1995, TCB (including Texas Commerce Investment Management Company ("TCIMCo"), an affiliate of TCB which acted as investment adviser to The Short Term U.S. Government Fund prior to September 1, 1995) received no advisory fees from The Hanover Short Term U.S. Government Fund and waived advisory fees totalling $41,422 payable by that Fund. For the fiscal year ended November 30, 1995, CBNJ received advisory fees of $257,846 from The Hanover Small Capitalization Growth Fund. For the fiscal year ended November 30, 1995, VD&H received no advisory fees from The Hanover American Value Fund and waived advisory fees totalling $40,278 payable by that Fund.



     For the fiscal year ended November 30, 1994, The Portfolio Group received advisory fees, after waivers, of $364,263 and $313,120 from The Hanover U.S. Government Securities Fund and The Hanover Blue Chip Growth Fund, respectively. For the fiscal year ended November 30, 1994, The Portfolio Group waived advisory fees totalling $40,474 and $52,187, payable by The Hanover U.S. Government Securities Fund and

The Hanover Blue Chip Growth Fund, respectively. For the fiscal year ended November 30, 1994, TCIMCo received no advisory fees from The Hanover Short Term U.S. Government Fund and waived advisory fees totalling $78,653 payable by that Fund. For the fiscal year ended November 30, 1994, CBNJ received advisory fees of $171,633 from The Hanover Small Capitalization Growth Fund.



     For the fiscal period ended November 30, 1993, The Portfolio Group received advisory fees, after waivers, of $308,408 and $278,582 from The Hanover U.S. Government Securities Fund (commencement of operations February 19, 1993) and The Hanover Blue Chip Growth Fund (commencement of operations February 19,
1993), respectively. For the fiscal period ended November 30, 1993, The Portfolio Group waived advisory fees totalling $34,268 and $46,431, payable by The Hanover U.S. Government Securities Fund and The Hanover Blue Chip Growth Fund, respectively. For the fiscal period ended November 30, 1993, TCIMCo received no advisory fees from The Hanover Short Term U.S. Government Fund (commencement of operations February 25, 1993) and waived advisory fees totalling $36,093 payable by that Fund. For the fiscal period ended November 30, 1993, CBNJ received advisory fees of $49,937 from The Hanover Small Capitalization Growth Fund (commencement of operations April 1, 1993).


        ADMINISTRATORS, CUSTODIAN, TRANSFER AGENT AND SUB-TRANSFER AGENT


     Furman Selz LLC ("Furman Selz") and Chemical Bank serve as the Company's administrators pursuant to an administration agreement (the "Furman Administration Agreement") and an administration agreement (the "Chemical Administration Agreement"), respectively. Under the Furman Administration Agreement, Furman Selz has agreed to maintain office facilities for the Company, furnish the Company with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Company. Furman Selz also prepares and files various reports with the appropriate regulatory agency, updates the Company's Registration Statement for filing with the Securities and Exchange Commission (the "Commission") and prepares any other materials required by the Commission or any state securities commission having jurisdiction over the Funds. Under the Chemical Administration Agreement, Chemical Bank supervises and coordinates the service providers to the Company, negotiates related contracts, acts as liaison to the Company's Board of Directors, and provides product support and general business management services to the Company. For its services under the Furman Administration Agreement, Furman Selz receives a monthly fee, based upon the aggregate average daily net assets of the Funds, at an annual rate of .06% of the first $500 million of average daily net assets, .05% of the next $500 million of average daily net assets and .04% of average daily net assets in excess of $1 billion. For its services under the Chemical Administration Agreement, Chemical Bank receives from each Fund a monthly fee at an annual rate of .03% of average daily net assets of that Fund. The Furman Administration Agreement continues in effect for an indefinite term and may be terminated by either party on 60 days' written notice. The Chemical Administration Agreement continues in effect from year to year if such continuance is approved at least annually by the Company's Board of Directors and by a majority of the Directors who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of any party, and such Agreement may be terminated by either party on 60 days' written notice.



     Furman Selz provides fund accounting services for each Fund pursuant to an Accounting Services Agreement (the "Accounting Services Agreement"), including the computation of each Fund's net asset value, net income and realized capital gains, if any. With respect to each of these Funds, Furman Selz receives an annual fee of $30,000 for its fund accounting services. Chemical Bank previously provided these services to each Fund (other than The Hanover American Value
Fund) pursuant to the Chemical Administration Agreement for the same level of compensation. The Accounting Services Agreement will continue in effect for an initial term of one year from the date of its execution and from year to year thereafter if such continuance is approved at least annually by the Company's Board of Directors and by a majority of the Directors who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of any party, and such Agreement may be terminated by either party on 60 days' written notice.


     Chemical Bank serves as the Company's transfer agent and dividend disbursing agent pursuant to a Transfer Agency Agreement (the "Transfer Agency Agreement") with the Company. Under the Transfer

Agency Agreement, Chemical Bank has agreed, among other things, to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties;
(iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Directors concerning the Funds' operations. Under the Transfer Agency Agreement, Chemical Bank is entitled to a fee of $10 per year for each shareholder account. The Transfer Agency Agreement continues in effect from year to year if such continuance is approved at least annually by the Company's Board of Directors and by a majority of the Directors who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of any party, and such Agreement may be terminated by either party on 60 days' written notice.

     Chemical Bank and the Company have entered into a Sub-Transfer Agency Agreement with Furman Selz under which the services to be provided by Chemical Bank as transfer agent will be performed by Furman Selz, subject to the general supervision of Chemical Bank. Furman Selz, as sub-transfer agent, receives the fee to which Chemical Bank is entitled under the Transfer Agency Agreement. The Sub-Transfer Agency Agreement continues in effect for an indefinite term and may be terminated by any party thereto on 60 days' written notice.

     Chemical Bank (in such capacity, the "Custodian") serves as the Company's custodian pursuant to a Custodian Agreement (the "Custodian Agreement") with the Company. The Custodian is located at 450 West 33rd Street, New York, New York 10001. Under the Custodian Agreement, the Custodian has agreed to (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (iv) respond to correspondence by security brokers and others relating to its duties; and (v) make periodic reports to the Company's Board of Directors concerning the Funds' operations. The Custodian is authorized under the Custodian Agreement to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that the Custodian remains responsible for the performance of all of its duties under the Custodian Agreement. The Custodian is entitled to receive the following fees under the Custodian Agreement: a monthly fee at an annual rate of .02% of the first $250 million of the aggregate average daily net assets of such Funds, .015% of the next $250 million of such assets and .005% of such assets in excess of $500 million, plus a fee of $25 for each transaction involving a security which is not book-entry and $15 for each transaction involving a book-entry security. The Custodian Agreement continues in effect from year to year if such continuance is approved at least annually by the Company's Board of Directors and by a majority of the Directors who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of any party, and such Agreement may be terminated by either party on 60 days' written notice.


     For the fiscal year ended November 30, 1995, Furman Selz received administration and accounting fees from The Hanover Short Term U.S. Government Fund, The Hanover U.S. Government Securities Fund, The Hanover Blue Chip Growth Fund, The Hanover Small Capitalization Growth Fund and The Hanover American Value Fund of $17,500, $17,500, $17,500, $17,500 and $25,000 and waived administration fees totalling $5,326, $36,744, $23,174, $15,471 and $2,589 payable by these respective Funds. For the fiscal year ended November 30, 1995, Chemical Bank received administration and accounting fees, after waivers, of $12,500, $12,500, $10,359, $12,500 and -0- from The Hanover Short Term U.S.
Government Fund, The Hanover U.S. Government Securities Fund, The Hanover Blue Chip Growth Fund, The Hanover Small Capitalization Growth Fund and The Hanover American Value Fund, respectively. For the fiscal year ended November 30, 1995. Chemical Bank waived administration and accounting fees totalling $3,551, $24,496, $17,590, $10,314 and $1,726 payable by The Hanover Short Term U.S. Government Fund, The Hanover U.S. Government Securities Fund, The Hanover Blue Chip Growth Fund, The Hanover Small Capitalization Growth Fund and The Hanover American Value Fund, respectively. For the fiscal year ended November 30, 1995, Furman Selz was entitled to and waived sub-transfer agency fees of $610, $1,328, $2,224, $2,386 and $715 from The Hanover Short Term U.S. Government Fund, The Hanover U.S. Government Securities Fund, The Hanover Blue Chip Growth Fund, The Hanover Small Capitalization Growth Fund and The Hanover American Value Fund, respectively. For the fiscal year ended November 30, 1995. Chemical Bank received custodian fees of $7,168, $22,317, $21,907, $23,651 and $7,225 from The
Hanover Short Term U.S. Government Fund, The Hanover U.S. Government Securities Fund, The Hanover Blue Chip Growth Fund, The Hanover Small Capitalization Growth Fund and The Hanover American Value Fund, respectively.


     For the fiscal year ended November 30, 1994, Furman Selz received no administration fees from The Hanover Short Term U.S. Government Fund, The Hanover U.S. Government Securities Fund, The Hanover Blue Chip Growth Fund and The Hanover Small Capitalization Growth Fund, and was entitled to and waived administration fees totalling $10,112, $36,426, $23,484, and $10,326 payable by these respective Funds. For the fiscal year ended November 30, 1994, Chemical Bank received administration and accounting fees, after waivers, of $30,000, $30,000, $30,000, and $30,000 from The Hanover Short Term U.S. Government Fund, The Hanover U.S. Government Securities Fund, The Hanover Blue Chip Growth Fund and The Hanover Small Capitalization Growth Fund, respectively. For the fiscal year ended November 30, 1994, Chemical Bank waived administration and accounting fees totalling $6,742, $24,284, $15,655, and $6,863 payable by The Hanover Short Term U.S. Government Fund, The Hanover U.S. Government Securities Fund, The Hanover Blue Chip Growth Fund and The Hanover Small Capitalization Growth Fund, respectively. For the fiscal year ended November 30, 1994, Furman Selz was entitled to and waived sub-transfer agency fees of $834, $1,560, $2,157, and $2,506 from The Hanover Short Term U.S. Government Fund, The Hanover U.S. Government Securities Fund, The Hanover Blue Chip Growth Fund and The Hanover Small Capitalization Growth Fund, respectively. For the fiscal year ended November 30, 1994, Chemical Bank received custodian fees of $7,406, $16,386, $13,985, and $13,862 from The Hanover Short Term U.S. Government Fund, The Hanover U.S. Government Securities Fund, The Hanover Blue Chip Growth Fund and The Hanover Small Capitalization Growth Fund, respectively. For the fiscal period ended November 30, 1993, Furman Selz received no administration fees from The Hanover Short Term U.S. Government Fund (commencement of operations February 25, 1993), The Hanover U.S. Government Securities Fund (commencement of operations February 19, 1993), The Hanover Blue Chip Growth Fund (commencement of operations February 19, 1993) and The Hanover Small Capitalization Growth Fund (commencement of operations April 1, 1993), and was entitled to and waived administration fees totalling $4,640, $30,841, $20,894, and $3,074 payable by these respective Funds. For the fiscal period ended November 30, 1993, Chemical Bank received no administration and accounting fees from The Hanover Short Term U.S. Government Fund, The Hanover U.S. Government Securities Fund, The Hanover Blue Chip Growth Fund and The Hanover Small Capitalization Growth Fund, and was entitled to and waived administration and accounting fees totalling $3,094, $20,561, $13,929, and $2,049 payable by these respective Funds. For the fiscal period ended November 30, 1993, Furman Selz was entitled to and waived sub-transfer agency fees of $360, $1,100, $1,191, and $881 from The Hanover Short Term U.S. Government Fund, The Hanover U.S. Government Securities Fund, The Hanover Blue Chip Growth Fund and The Hanover Small Capitalization Growth Fund, respectively. For the fiscal period ended November 30, 1993, Chemical Bank received custodian fees of $3,339, $15,348, $15,492, and $11,498 from The Hanover Short Term U.S. Government Fund, The Hanover U.S. Government Securities Fund, The Hanover Blue Chip Growth Fund and The Hanover Small Capitalization Growth Fund, respectively.

                          SHAREHOLDER SERVICING AGENTS

     As stated in the Prospectuses, in accordance with its Shareholder Servicing Plan, the Company may enter into Shareholder Servicing Agreements with Shareholder Servicing Agents pursuant to which each such Shareholder Servicing Agent will, as agent for its customers, render shareholder administrative support services to its customers. Such services may include: answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares of the Funds may be effected and certain other matters pertaining to the Funds; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; providing subaccounting with respect to Fund shares beneficially owned by customers (or the information necessary for sub-accounting); assisting in aggregating and processing purchase, exchange and redemption transactions; placing net purchase and redemption orders with the Company's distributor; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; processing dividend payments; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts, as necessary; providing periodic statements showing a customer's account balances and, to the extent practicable, integrating such information with other customer transactions otherwise effected through or with the Shareholder Servicing Agent; furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases, exchanges and redemptions; transmitting, on behalf of the Company, proxy statements, annual reports, updating prospectuses and other communications from the Company to the shareholders of the Funds; receiving, tabulating and transmitting to the Company proxies executed by shareholders with respect to meetings of shareholders of the Funds; providing customers with a service that invests the assets of their accounts in shares of a Fund pursuant to specific or preauthorized instructions; and other similar services if requested by the Company. Agreements between the Company and Shareholder Servicing Agents with respect to a Fund may be terminated by either party at any time without penalty.


     As of the date of this Statement of Additional Information, Chemical Bank, certain of its affiliates, Furman Selz and certain other broker-dealers act as Shareholder Servicing Agents for the Company pursuant to Shareholder Servicing Agreements. The Shareholder Servicing Agreements provide that each Shareholder Servicing Agent will receive a monthly fee from each Fund for which it acts as Shareholder Servicing Agent at an annual rate of up to .30% of the average daily net asset value of shares in that Fund for which that Shareholder Servicing Agent provides services. The Shareholder Servicing Agents have agreed to waive voluntarily a portion of their fees for a period of at least one year from the date of this Statement of Additional Information so that, during such period, they will receive a monthly fee from each Fund at an annual rate not to exceed
 .25% of the average daily net asset value of the shares in the Funds for which they provide services. For the fiscal year ended November 30, 1995, The Short Term U.S. Government Fund, The U.S. Government Securities Fund, The Blue Chip Growth Fund, The Small Capitalization Fund and The American Value Fund paid $24,531, $203,423, $128,365, $12,460 and $3,101 respectively, as fees to
Chemical Bank as a shareholder servicing agent. For the fiscal year ended November 30, 1995, The Short Term U.S. Government Fund, paid $4,581 as fees to TCB as a shareholder servicing agent. For the fiscal year ended November 30, 1995, The Blue Chip Growth Fund and The Small Capitalization Fund paid $126 and $16,337 respectively, as fees to CBNJ as a shareholder servicing agent. For the fiscal year ended November 30, 1995, The Short Term U.S. Government Fund, The U.S. Government Securities Fund, The Blue Chip Growth Fund, The Small Capitalization Fund and The American Value Fund paid $58, $676, $163, $4,479 and $11,284 respectively, as fees to Furman Selz LLC as a shareholder servicing agent. For the fiscal year ended November 30, 1994, The Hanover Short Term U.S. Government Fund, The Hanover U.S. Government Securities Fund, The Hanover Blue Chip Growth Fund and The Hanover Small Capitalization Growth Fund paid $50,726, $200,081, $130,134, and $9,878, respectively, as fees to Chemical Bank as a Shareholder Servicing Agent of the Company. For the fiscal year ended November 30, 1994, The Hanover Short Term U.S. Government Fund and The Hanover Small Capitalization Growth Fund paid $4,318 and $30,803, respectively, as fees to TCB as a Shareholder Servicing Agent of the Company. For the fiscal year ended November 30, 1994, The Hanover Short Term U.S. Government Fund, The Hanover U.S. Government Securities Fund, The Hanover Blue Chip Growth Fund and The Hanover Small Capitalization Growth Fund paid $55, $40, $58, and $4,404, respectively, as fees to Furman Selz as a Shareholder Servicing Agent of the Company. For the fiscal year ended November 30, 1994, The Blue Chip Growth Fund and The Small Capitalization Growth Fund paid $144 and $2, respectively, as fees to CBNJ, as a Shareholder Servicing Agent of the Company. For the fiscal period ended November 30, 1993, The Hanover Short Term U.S. Government Fund (commencement of operations February 25, 1993), The Hanover U.S. Government Securities Fund (commencement of operations February 19, 1993), The Hanover Blue Chip Growth Fund (commencement of operations February 19, 1993) and The Hanover Small Capitalization Growth Fund (commencement of operations April 1, 1993) paid $23,340, $170,083, $116,043, and $6,086, respectively, as fees to Chemical Bank as a Shareholder Servicing Agent of the Company. For the fiscal period ended November 30, 1993, The Hanover Short Term U.S. Government Fund paid $1,269, as fees to TCB as a Shareholder Servicing Agent of the Company. For the fiscal period ended November 30, 1993, The Hanover Blue Chip Growth Fund and The

Hanover Small Capitalization Growth Fund paid $22 and $9,790, respectively, as fees to CBNJ as a Shareholder Servicing Agent of the Company. For the fiscal period ended November 30, 1993, The Hanover Short Term U.S. Government Fund, The Hanover U.S. Government Securities Fund, The Hanover Blue Chip Growth Fund and The Hanover Small Capitalization Growth Fund paid $21, $963, $10, and $1,033, respectively, as fees to Furman Selz as a Shareholder Servicing Agent of the Company.


     Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Funds in connection with the investment of fiduciary monies in the Funds. Institutions, including banks regulated by state banking authorities and the Board of Governors of the Federal Reserve System, and investment advisers and other money managers subject to the jurisdiction of the Commission, the Department of Labor or state securities commissions are urged to consult their legal advisers before investing fiduciary monies in the Funds.

                              EXPENSE LIMITATIONS


     If expenses borne by any Fund in any fiscal year exceed limitations imposed by applicable state securities regulations, The Portfolio Group, TCB, CBNJ or VD&H, as the case may be, in its capacity as investment adviser to the Fund, and the Company's administrators will reimburse the Company for any such excess to the extent required by such regulations up to the amount of the fees payable them; provided, however, that to the extent required by such state regulations, The Portfolio Group, TCB, CBNJ, VD&H and the Company's administrators have agreed to effect such reimbursement regardless of the fees payable to them. Any such reimbursement would be made no less frequently than the payment of fees to each organization. California is the only state which currently imposes such an expense limitation. As of the date of this Statement of Additional Information, the limitation is 2.5% of the first $30 million of the average net assets, 2% of the next $70 million of the average net assets and 1.5% of the remaining average net assets of funds which have registered their shares in California. Such amount, if any, will be estimated, reconciled and paid on a monthly basis.


                             PORTFOLIO TRANSACTIONS


     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, The Portfolio Group, TCB, CBNJ and VD&H are primarily responsible for the portfolio decisions of the respective Funds they manage, and the placing of such Funds' portfolio decisions.



     Most of the purchases and sales of securities for the Funds, whether transacted on a securities exchange or over-the-counter, will be effected in the primary trading market for the securities. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Transactions on domestic stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. There is generally no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession.



     In placing orders, it is the policy of the Company to obtain the best results taking into account the broker's or dealer's general execution and operational facilities, the type of transaction involved and other factors such as a dealer's risk in positioning the securities involved and the reasonableness of a commission, if any, for the specific transaction and on a continuing basis. While The Portfolio Group, TCB, CBNJ and VD&H generally seek the best price in placing their orders, the Funds may not necessarily be paying the lowest prices available.


     Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. Each of the Funds may purchase securities from underwriting syndicates of which Chemical Bank or any of its affiliates is a member under certain conditions, in accordance with the provisions of a rule adopted under the 1940 Act and any restrictions imposed by the Board of Governors of the Federal Reserve System.


     As investment advisers for Funds, The Portfolio Group, TCB, CBNJ and VD&H may, with respect to the Funds they manage, in circumstances in which two or more brokers or dealers are in a position to offer comparable results for the Funds, give preference to a broker or dealer which has provided statistical or other research services to them. Such statistical and research services may consist of written reports or oral advice from brokers and dealers regarding particular issuers, industries or general economic conditions, and performance analytics. The investment advisers may also have arrangements with brokers or dealers pursuant to which such brokers or dealers provide statistical or other research services to the advisers in exchange for a certain volume of transactions to be placed with such brokers or dealers. To the extent they allocate transactions in this manner The Portfolio Group, TCB, CBNJ, and VD&H are able to supplement their research and analysis with the views and information of other securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by The Portfolio Group, TCB, CBNJ and VD&H under their respective Advisory Agreements, and the expenses of The Portfolio Group, TCB, CBNJ and VD&H will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through whom The Portfolio Group, TCB, CBNJ or VD&H effect securities transactions for the Funds they manage may be used by them in servicing other accounts, and not all of these services may be used by The Portfolio Group, TCB, CBNJ or VD&H in connection with advising the Funds they manage. Arrangements by the Fund's investment advisers for the receipt of statistical and other research services as described above may create conflicts of interest. During the fiscal year ended November 30, 1995, The Portfolio Group, with respect to The Hanover Blue Chip Growth Fund, directed brokerage transactions in an amount of $103,731,175 to certain brokers that furnished research services to The Portfolio Group. Commissions on these transactions totalled $244,544. During the fiscal year ended November 30, 1995, CBNJ, with respect to The Hanover Small Capitalization Growth Fund, directed brokerage transactions in an amount of $146,847,317 to certain brokers that furnished research services to CBNJ. Commissions on these transactions totalled $116,432.



     The Portfolio Group, TCB, CBNJ and VD&H and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Funds they manage may invest and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by a Fund.



     Investment decisions for each Fund are made independently from those for the other Funds and for any accounts advised or managed by The Portfolio Group, TCB, CBNJ or VD&H. Such other Funds and accounts may also invest in the same securities as such Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund or account managed by the same investment adviser, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the investment adviser believes to be equitable to the Fund and such other Fund or account. In some instances, this investment procedure may inadvertently affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, The Portfolio Group, TCB, CBNJ and VD&H may each aggregate the securities to be sold or purchased for a Fund it manages with those to be sold or purchased for other Funds or accounts it manages in order to obtain best execution.


     Each investment adviser may place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Funds if it reasonably believes that the quality of the transaction and the commission is comparable to what they would be with other qualified brokerage firms.

     Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable Commission regulations.

                                  DISTRIBUTOR

     Shares of the Company are distributed continuously on a best efforts basis and, in the case of Advisor Shares only, with a sales load, by Hanover Funds Distributor, Inc. (the "Distributor") pursuant to a

Distribution Agreement (the "Distribution Agreement") with the Company. Solely for the purpose of reimbursing the Distributor for its expenses incurred in certain activities primarily intended to result in the sale of Investor Shares of the Funds, the Company has adopted a Plan of Distribution relating to Investor Shares (the "Investor Shares Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder. Under the Investor Shares Plan, each Fund that offers Investor Shares is authorized to spend up to 0.10% of its average daily net assets annually to reimburse the Distributor for such activities, which are summarized in the Prospectuses. The CBC Benefit Shares of the Funds which offer such shares do not bear any such fees.



     During the fiscal years ended November 30, 1994 and November 30, 1993, none of the Funds paid any distribution fees to the Distributor pursuant to the Investor Shares Plan.



     The Investor Shares Plan, together with the Distribution Agreement, will continue in effect with respect to a particular Fund from year to year if such continuance is approved at least annually by the Company's Board of Directors and by a majority of the Directors who have no direct or indirect financial interest in the operation of the Investor Shares Plan or in any agreement related to the Investor Shares Plan ("Qualified Directors") and who are not "interested persons" (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. In approving the continuance of the Investor Shares Plan and the Distribution Agreement, the Directors must determine that the Investor Shares Plan is in the best interest of the shareholders of each Fund.



     The Investor Shares Plan requires that, at least quarterly, the Board of Directors must review a written report prepared by the Treasurer of the Company enumerating the amounts expended and purposes therefor under the Investor Shares Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such Qualified Directors.



     The Investor Shares Plan was initially approved by the Company's Board of Directors on December 17, 1992, was reapproved by the Company's Board of Directors on November 9, 1994 and was approved by Hanover Funds Distributor, Inc., as sole holder of Investor shares of The Hanover Short Term U.S. Government Fund, The Hanover U.S. Government Securities Fund, The Hanover Blue Chip Growth Fund and The Hanover Small Capitalization Growth Fund, on December 18, 1992, and as sole holder of Investor shares of The Hanover American Value Fund, on October 21, 1994.


                                NET ASSET VALUE

     As indicated under "Determination of Net Asset Value" in the Prospectuses, net asset value per share for each class of each Fund is determined on each Business Day (as defined in the Prospectuses).


     A security that is primarily traded on a stock exchange is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Over-the-counter securities are valued on the basis of the bid price at the close of business on each day. An option generally is valued at the last sale price or, in the absence of a last sale price, the last offer price. Investments in U.S. government securities (other than short-term-securities) are valued at the quoted bid price in the over-the-counter market. Short-term securities with less than sixty days remaining to maturity when acquired are valued on an amortized cost basis unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value. If the Fund acquires such securities with more than sixty days remaining to maturity, such securities will be valued at current market value (using the bid price) until the 60th day prior to maturity, and will then be valued on an amortized cost basis based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value. Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair market value of those securities will be determined by consideration of other factors by or under the direction of the Company s Board of Directors or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. The Funds may determine the market value of individual portfolio securities by using prices provided to them by one or more independent professional pricing services.

     As noted in the Prospectuses, net asset value will not be calculated on certain holidays. On those days, securities held by the Funds nevertheless may be actively traded and the value of the Fund's shares could be significantly affected.

     In computing net asset value, no adjustment is made for brokerage and taxes which may be incurred in connection with the purchase and sale of portfolio securities or the investing of the funds received on such sale.

                       HOW TO PURCHASE AND REDEEM SHARES

PURCHASES

     If accepted by a Fund, shares of a Fund may be purchased in exchange for securities which are eligible for acquisition by the Fund as described in the Fund's Prospectuses. Securities to be exchanged which are accepted by a Fund will be valued in accordance with the procedures referenced under "Determination of Net Asset Value" in the Fund's Prospectuses at the time of the next determination of net asset value after such acceptance. Shares issued by a Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Fund whose shares are being acquired and must be delivered to the Fund by the investor upon receipt from the issuer.

     The Funds will accept securities for their portfolios in exchange for shares issued by them, but only if (1) such securities are, at the time of the exchange, eligible to be included in the Fund whose shares are to be issued and current market quotations are readily available for such securities; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists, or otherwise; (3) the value of any such security (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by the Fund will not exceed 5% of the net assets of the Fund immediately after the transaction; and (4) such securities are consistent with the Fund's investment objectives and policies, as applied by its investment adviser, and otherwise acceptable to the Fund's investment adviser in its sole discretion.

     A gain or loss for federal income tax purposes may be realized by taxable investors making in-kind purchases upon the exchange depending upon the cost of the securities exchanged. Investors interested in such exchanges should contact the relevant Fund's investment adviser.

REDEMPTIONS

     The Company has filed an election pursuant to Rule 18f-1 under the 1940 Act to pay in cash all requests for redemption by any shareholder of record of a particular Fund, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of such Fund at the beginning of such period.

                            PERFORMANCE INFORMATION


     From time to time, the Funds may quote their total returns and, in the case of The Hanover Short Term U.S. Government Fund and The Hanover U.S. Government Securities Fund, their yields, in advertisements or in reports and other communications to shareholders. Performance quotations will be computed separately for each class of shares of each Fund.

                          AVERAGE ANNUAL TOTAL RETURN

     A Fund's "average annual total return" figures will be computed according to a formula prescribed by the Commission. The formula can be expressed as follows:

                                P(1+T)(n) = ERV

Where:    P     =   a hypothetical initial payment of
                    $1,000
          T     =   average annual total return
          n     =   number of years (1, 5 or 10)
          ERV   =   ending redeemable value of a
                    hypothetical $1,000 payment made at
                    the beginning of the 1, 5 or 10 year
                    periods at the end of such periods (or
                    fractional portion thereof).

AGGREGATE TOTAL RETURN

     A Fund's aggregate total return figures represent the cumulative change in the value of any investment in the Fund for the specified period and will be computed in accordance with the following formula:

                                     ERV-P
                                  -  - - - - -
                                       P

Where:    P     =   a hypothetical initial payment of
                    $10,000
          ERV   =   ending redeemable value of a
                    hypothetical $10,000 investment made
                    at the beginning of the 1, 5 or 10
                    year periods at the end of such
                    periods (or fractional portion
                    thereof), assuming reinvestment of all
                    dividends and distributions.

     A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. It is important to note that the total return figures will be based on historical earnings and are not intended to indicate future performance. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time.


     The following tables set forth total return information for each class of each Fund that has, as of the date of this Statement of Additional Information, commenced being sold to the public and commenced investment operations, respectively, for certain periods of time ending November 30, 1995.

                INVESTOR SHARES -- AVERAGE ANNUAL TOTAL RETURNS*

                           THROUGH NOVEMBER 30, 1995



                                                      LAST
                                                       12        SINCE
                         FUND                        MONTHS    INCEPTION        INCEPTION
    -----------------------------------------------  ------    ---------    ------------------
    The Hanover Short Term U.S. Government Fund....   9.62 %     12.65%     February 25, 1993
    The Hanover U.S. Government Securities Fund....  16.82%      18.54%     February 19, 1993
    The Hanover Blue Chip Growth Fund..............  33.80%      34.57%     February 19, 1993
    The Hanover Small Capitalization Growth Fund...  16.27%     11.50%      April 1, 1993
    The Hanover American Value Fund................    N/A      21.80%      February 3, 1995


     --------------------
     * Return figures reflect the effect of certain fee waivers. The return figures have been adjusted to reflect that no sales load is payable on sales of Investor Shares.


                    CBC BENEFIT SHARES -- AGGREGATE TOTAL RETURN*


                              THROUGH NOVEMBER 30, 1995



                                                       SINCE COMMENCEMENT OF      COMMENCEMENT OF
                          FUND                          OPERATIONS OF CLASS     OPERATIONS OF CLASS
    -------------------------------------------------  ---------------------    --------------------
    The Hanover Small Capitalization Growth Fund.....          17.52%              April 15, 1994


     --------------------
     * Return figures are aggregate (not annualized) and reflect the effect of certain fee waivers.

     THIRTY DAY YIELD


     The Hanover Short Term U.S. Government Fund and The Hanover U.S. Government Securities Fund may advertise their yields based on a 30-day (or one month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


                         Yield = 2[(a - b + 1)(6) - 1]
                                    - - -
                                     cd

Where:    a     =   dividends and interest earned during
                    the period
          b     =   expenses accrued for the period (net of
                    reimbursements)
          c     =   the average daily number of shares
                    outstanding during the period that were
                    entitled to receive dividends
          d     =   the maximum offering price per share on
                    the last day of the period


     Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation in the Fund's portfolio (assuming as month of 30 days) and (3) computing the total of the interest earned on all debt obligations during the 30-day or one month period. Any amounts representing sales charges will not be included among these expenses; however, the Funds will disclose the maximum sales charges as well as any amount or specific rate of any nonrecurring account charges. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.


     The 30-day yield for the period ended November 30, 1995 of Investor Shares of The Hanover Short Term U.S. Government Fund and The Hanover U.S. Government Securities Fund were 5.05% and 5.34%, respectively.



     Any quotation of performance stated in terms of yield (whether or not based on a 30-day period) will be given no greater prominence than the information prescribed under Commission rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



     Advertisements and communications may compare a Fund's performance with that of other mutual funds, as reported by Lipper Analytical Services, Inc. or similar independent services or financial publications. From time to time, advertisements and other Fund materials and communications may cite statistics to reflect a Fund's performance over time, utilizing comparisons to indices such as the Lehman Brothers Government/Corporate Bond Index and the Lehman Brothers Government Bond Index (in the case of The Hanover Short Term U.S. Government Fund and The Hanover U.S. Government Securities Fund); the S&P 500 Index, the Dow Jones Industrial Average or any other commonly quoted index of common stock prices (in the case of The Hanover Blue Chip Growth Fund and The Hanover American Value Fund); and the Russell 2000 Index and the NASDAQ Composite Index (in the case of The Hanover Small Capitalization Growth Fund).


                    ADDITIONAL INFORMATION CONCERNING TAXES

     The following discussion is only a brief summary of certain additional tax considerations affecting the Company, its Funds and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussion set forth here and in the Prospectuses is not intended as a substitute for careful tax planning. Investors are urged to consult their own tax advisers with specific questions relating to federal, state, local or foreign taxes.

IN GENERAL

     Each Fund intends to qualify to be treated as a regulated investment company (a "RIC") under Subchapter M of the Code during its initial year of operations and intends to continue to so qualify in subsequent years. Qualification as a RIC requires, among other things, that each Fund: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities; (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months: (i) stock or securities, (ii) options, futures, or forward contracts, or (iii) foreign currencies (or foreign currency options, futures or forward contracts) that are not directly related to its principal business of investing in stock or securities (or options and futures with respect to stocks or securities) (the "30% limitation"); and (c) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, United States Government securities, securities of other regulated investment companies and other securities with such other securities limited, in respect of any issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer.

     Investors should consider the tax implications of buying shares just prior to distribution. Although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

     Gain or loss, if any, on the sale or other disposition of shares of any of the Funds will generally result in capital gain or loss to shareholders. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of a share of a Fund before holding it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share, or shall be disallowed to the extent of any exempt-interest dividend. Currently, the maximum federal income tax rate imposed on individuals with respect to net realized long-term capital gains is limited to 28%, whereas the maximum federal income tax rate imposed on individuals with respect to net realized short-term capital gains (which are taxed at the same rates as ordinary income) is 39.6%.


     Each Fund's investments in options, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse or closing out of the option or sale of the underlying stock or security. By contrast, each Fund's treatment of certain other options, futures and forward contracts entered into by the Fund is generally governed by Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.


     Absent a tax election to the contrary, each such Section 1256 position held by the Funds will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within the Funds. The acceleration of income on Section 1256 positions may require the Funds to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the Funds may be required to dispose of portfolio securities that they otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. In these ways, any or all of these rules may affect the amount, character and timing of income earned and in turn distributed to shareholders by the Funds.

     When the Funds hold options or contracts which substantially diminish their risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into longterm capital losses. Certain tax elections exist for mixed straddles, i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position, which may reduce or eliminate the operation of these straddle rules.

     As a regulated investment company, each Fund is also subject to the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investments held for less than three months ("short-short income"). This requirement may limit the Funds' ability to engage in options, spreads, straddles, hedging transactions, forward or futures contracts or options on any of these positions because these transactions are often consummated in less than three months, may require the sale of portfolio securities held less than three months and may, as in the case of short sales of portfolio securities, reduce the holding periods of certain securities within the Funds, resulting in additional short-short income for the Funds.

     Each Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of the Fund as a regulated investment company under Subchapter M of the Code.

     Investors should consult their own tax advisers regarding specific questions as to the federal, state, local and foreign tax consequences of ownership of shares in any of the Funds.


FOREIGN SHAREHOLDERS


     Taxation of a shareholder who, as to the United States, is a non-resident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder") depends, in part, on whether the shareholder's income from a Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder. If a shareholder is a resident alien or if dividends or distributions from a Fund are effectively connected with a U.S. trade or business carried on by a foreign shareholder, then dividends of net investment income, distributions of net capital gains and gain realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

     If the income from a Fund is not effectively connected with a U.S. trade or business carried on by the foreign shareholders, (i) dividends of net investment income will be subject to a 30% (or lower treaty rate) U.S. federal withholding tax, and (ii) distributions of net capital gains and gains realized upon the sale of shares of the Fund will not be subject to U.S. federal income tax as long as such foreign shareholder is not a non-resident alien individual who was physically present in the United States for more than 182 days during the taxable year and, in the case of gains realized upon the sale of Fund shares, certain other conditions are met. However, certain foreign shareholders may nonetheless be subject to 31% backup withholding on distributions of net capital gains and gross proceeds paid to them upon the sale of their shares of the Fund. See "Backup Withholding."

     Transfer by gift of shares of a Fund by a foreign shareholder who is a non-resident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his death will be includible in such shareholder's gross estate for U.S. federal estate tax purposes.


     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their own tax advisers with respect to (a) whether their income from a Fund is or is not effectively connected with a U.S. trade or business carried on by them, (b) whether they may claim the benefits of an applicable tax treaty and (c) any other tax consequences to them of an investment in any of the Funds.


BACKUP WITHHOLDING


     The Company may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends (except shareholders of the Tax Free Funds to the extent that such Funds distribute exempt-interest dividends) and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the payee fails to furnish the Company with the payee's correct taxpayer identification number, (ii) the Internal Revenue Service ("IRS") notifies the Company that the payee has failed to report properly certain interest and dividend income to the IRS to respond to notices to that effect, or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.


     As stated in the Prospectuses, descriptions of tax consequences set forth in the Prospectuses and in this Statement of Additional Information are intended to be a general guide. In addition, descriptions of state and local income tax consequences set forth in the Prospectuses have not been independently verified by the Company, its investment managers or their counsel and should not be relied upon as authoritative.

                                 CAPITAL STOCK


     For additional information as to the organization and capital stock of the Company, see "Additional Information About the Company -- Organization and Capital Stock" in the Prospectuses.

     As used in the Prospectuses and in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting any particular Fund or any other single portfolio (e.g., approval of investment advisory contracts) or any particular class (e.g., approval of plans of distribution), means the vote of the lesser of (i) 67% of the shares of that particular portfolio or class, as appropriate, represented at a meeting if the holders of more than 50% of the outstanding shares of such portfolio or class, as appropriate, are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such portfolio or class, as appropriate. Shareholders are entitled to one vote for each full share held and the fractional votes for fractional shares held.

     The By-Laws of the Company provide that the Company shall not be required to hold an annual meeting of stockholders in any year in which the election of the Directors to the Company's Board of Directors is not required to be acted upon under the 1940 Act.

     Shares of each class of a particular Fund are entitled to such dividends and distributions out of the assets belonging to that class as are declared in the discretion of the Company's Board of Directors. In determining the net asset value of a class of a Fund, assets belonging to a particular class of a Fund are credited with a proportionate share of any general assets of the Company not belonging to a particular class of a Fund and are charged with the direct liabilities in respect of that class of a Fund and with a share of the general liabilities of the Company which are normally allocated in proportion to the relative asset values of the respective classes of the Funds at the time of allocation.

     In the event of the liquidation or dissolution of the Company, shares of each class of a Fund are entitled to receive the assets attributable to it that are available for distribution, and a proportionate distribution, based upon the relative net assets of the classes of each Fund, of any general assets not attributable to a Fund that are available for distribution. Shareholders are not entitled to any preemptive rights.

     Subject to the provisions of the Company's Articles of Incorporation, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets of the Company, with respect to a particular Fund or class are conclusive.


     As of March 18, 1996, the following persons or entities owned of record or beneficially as much as 5% of the indicated class of the indicated Fund's outstanding shares:


         THE HANOVER SHORT TERM U.S. GOVERNMENT FUND -- INVESTOR SHARES


                                                                                       PERCENTAGE
                         NAME AND ADDRESS                              NUMBER OF      OWNERSHIP OF
                   OF BENEFICIAL OR RECORD OWNER                      SHARES OWNED     FUND CLASS
-------------------------------------------------------------------   ------------    ------------
Mass Mutual Agents Health Benefit Trust
C/O Richard Peck D113
1295 State Street
Springfield, MA 01111-0001.........................................   420,647.6890        39.45%
Voluntary Hospitals of America Southwest Inc.
14901 Quarum Drive
Suite 200
Dallas, TX 75240-7558..............................................   144,801.1360        13.58%
Chemical Bank
Personal Custody
A/C #114410103
270 Park Avenue
New York, NY 10017-2014............................................    93,896.7420         8.81%
Chemical Bank
Personal Custody
A/C #117350900
270 Park Avenue
New York, NY 10017-2014............................................    79,775.2270         7.48%

         THE HANOVER U.S. GOVERNMENT SECURITIES FUND -- INVESTOR SHARES


                                                                                       PERCENTAGE
                        NAME AND ADDRESS                              NUMBER OF       OWNERSHIP OF
                  OF BENEFICIAL OR RECORD OWNER                      SHARES OWNED      FUND CLASS
-----------------------------------------------------------------   --------------    ------------
Chemical Bank
Global Securities Services
4 New York Plaza 4th Fl.
New York, NY 10004-2413..........................................     830,477.8110        10.54%
Chemical Bank
FBA Jericho
Rockaway
200 Jericho Quad 2nd NE Flr
P.O. Box 2000
Jericho, NY 11753-0900...........................................     412,587.3080         5.24%
Chemical Bank
FBA Jericho
Alleghany Corp. Retire
200 Jericho Quad. 2nd NE Flr
P.O. Box 2000
Jericho, NY 11753-0900...........................................     615,940.8040         7.82%


              THE HANOVER BLUE CHIP GROWTH FUND -- INVESTOR SHARES


                                                                                       PERCENTAGE
                         NAME AND ADDRESS                              NUMBER OF      OWNERSHIP OF
                   OF BENEFICIAL OR RECORD OWNER                      SHARES OWNED     FUND CLASS
-------------------------------------------------------------------   ------------    ------------
Chemical Bank
Global Securities Services
4 New York Plaza 4th Fl.
New York, NY 10004-2413............................................   419,306.6830         9.29%
Chemical Bank
FBA Jericho
Thatcher Proffit
200 Jericho Quad 2nd NE Flr
P.O. Box 2000
Jericho, NY 11753-0900.............................................   312,338.9070         6.92%
Chemical Bank
FBA Jericho
Rockaway
200 Jericho Quad 2nd NE Flr
P.O. Box 2000
Jericho, NY 11753-0900.............................................   359,544.6850         7.96%

        THE HANOVER SMALL CAPITALIZATION GROWTH FUND -- INVESTOR SHARES


                                                                                       PERCENTAGE
                         NAME AND ADDRESS                              NUMBER OF      OWNERSHIP OF
                   OF BENEFICIAL OR RECORD OWNER                      SHARES OWNED     FUND CLASS
-------------------------------------------------------------------   ------------    ------------
Chemical Bank
FBA Jericho
HLW
270 Park Avenue
New York, NY 10017-2014............................................    58,354.6160         7.20%
Robert F. X. Silverman
150 East 58th Street
19th Floor
New York, NY 10155-0085............................................   107,155.4580        13.23%
Chemical Bank
PBT -- Employee Benefit
A/C #457850880
270 Park Avenue
New York, NY 10017-2014............................................    48,638.1320         6.00%
Chemical Bank
PBT -- Employee Benefit
A/C #458705271
270 Park Avenue
New York, NY 10017-2014............................................    69,101.6780         8.53%



               THE HANOVER AMERICAN VALUE FUND -- INVESTOR SHARES



                                                                                       PERCENTAGE
                         NAME AND ADDRESS                              NUMBER OF      OWNERSHIP OF
                   OF BENEFICIAL OR RECORD OWNER                      SHARES OWNED     FUND CLASS
-------------------------------------------------------------------   ------------    ------------
Chemical Bank
Custodian for the IRA of
Hoch, John L.
PO Box 1558
Pebble Beach, CA 93953-1558........................................    69,099.1770         9.61%
Chemical Bank
Custodian for the IRA of
Grannis, Donald F.
100 No. San Rafael Avenue
Pasadena, CA 91105.................................................    49,645.5760         6.91%
Balsa and Co.
c/o Chemical Bank
TSOD #0895666
PO Box 1768
Grand Central Station
New York, NY 10163-1768............................................   336,215.9580        46.78%


       THE HANOVER SMALL CAPITALIZATION GROWTH FUND -- CBC BENEFIT SHARES


                                                                                       PERCENTAGE
                        NAME AND ADDRESS                              NUMBER OF       OWNERSHIP OF
                  OF BENEFICIAL OR RECORD OWNER                      SHARES OWNED      FUND CLASS
-----------------------------------------------------------------   --------------    ------------
Savings Incentive Plan of Chemical Bank and
  Certain Affiliated Companies
4 New York Plaza
New York, NY 10004-2413..........................................   3,655,946.1280         100%

                             FINANCIAL INFORMATION



     The audited financial statements for the period ended November 30, 1995 for The Hanover Short Term U.S. Government Fund, The Hanover U.S. Government Securities Fund, The Hanover Blue Chip Growth Fund, The Hanover Small Capitalization Growth Fund and The Hanover American Value Fund which appear in this Statement of Additional Information, and the related financial highlights for the period ended November 30, 1995, which appear in the Prospectuses for The Hanover Short Term U.S. Government Fund, The Hanover U.S. Government Securities Fund, The Hanover Blue Chip Growth Fund, The Hanover Small Capitalization Growth Fund and The Hanover American Value Fund, have been included herein and in those Prospectuses in reliance on the report of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. KPMG Peat Marwick LLP has offices at 345 Park Avenue, New York, New York 10154.

                          AUDITED FINANCIAL STATEMENTS


                               TABLE OF CONTENTS



                                                                                       PAGE
                                                                                      ------
The Short Term U.S. Government Fund Portfolio of Invesments.......................     F-2
The U.S. Government Securities Fund Portfolio of Investments......................     F-3
The Blue Chip Fund Portfolio of Investments.......................................     F-5
The Small Capitalization Growth Fund Portfolio of Investments.....................     F-8
The American Value Fund Portfolio of Investments..................................    F-11
Footnotes to Portfolios...........................................................    F-15
Statement of Assets and Liabilities...............................................    F-16
Statement of Operations...........................................................    F-18
Statement of Changes in Net Assets................................................    F-20
Notes to Financial Statements.....................................................    F-23
Financial Highlights..............................................................    F-33
Independent Auditors' Report......................................................    F-38

THE HANOVER INVESTMENT FUNDS, INC.

THE SHORT TERM U.S. GOVERNMENT FUND
Portfolio of Investments
November 30, 1995

                                                           PRINCIPAL                     VALUE
                                                             AMOUNT         COST       (NOTE 2A)
                                                           ----------    ----------    ----------
U.S. TREASURY OBLIGATIONS -- 78.2%
U.S. TREASURY NOTES -- 78.2%
4.000%, 01/31/96.........................................  $  442,000    $  440,948    $  440,908
6.875%, 10/31/96.........................................     266,000       266,965       269,373
6.500%, 04/30/97.........................................     764,000       768,258       775,345
6.500%, 05/15/97.........................................     145,000       146,758       147,198
6.125%, 05/31/97.........................................   1,429,000     1,436,188     1,443,519
5.625%, 10/31/97.........................................     800,000       802,224       803,480
5.375%, 05/31/98.........................................   1,097,000     1,089,608     1,096,111
6.250%, 08/31/00.........................................   1,097,000     1,115,359     1,127,881
5.750%, 10/31/00.........................................   1,500,000     1,508,667     1,513,290
                                                                         ----------    ----------
TOTAL U.S. TREASURY OBLIGATIONS..........................                 7,574,975     7,617,105
                                                                         ----------    ----------
MORTGAGE-BACKED SECURITY -- 21.8%
Federal National Mortgage Association Series 1991-131
  Class G TAC CMO REMIC 7.60%, 10/25/98..................   2,041,740     2,060,259     2,119,505
                                                                         ----------    ----------
TOTAL INVESTMENTS -- 100.0%..............................                $9,635,234     9,736,610
                                                                          =========
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.0%............                                   1,463
                                                                                       ----------
NET ASSETS -- 100.0%.....................................                              $9,738,073
                                                                                        =========

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER INVESTMENT FUNDS, INC.

THE U.S. GOVERNMENT SECURITIES FUND
Portfolio of Investments
November 30, 1995

                                                         PRINCIPAL                       VALUE
                                                          AMOUNT          COST         (NOTE 2A)
                                                        -----------    -----------    -----------
U.S. TREASURY OBLIGATIONS -- 65.9%
U.S. TREASURY NOTES -- 38.6%
5.625%, 06/30/97......................................  $ 4,000,000    $ 3,998,163    $ 4,013,240
6.125%, 05/15/98......................................    2,000,000      2,022,474      2,032,860
5.125%, 12/31/98......................................    2,500,000      2,408,457      2,477,100
7.750%, 11/30/99......................................    5,000,000      5,169,635      5,391,350
6.750%, 04/30/00......................................    3,000,000      3,052,617      3,139,530
5.875%, 06/30/00......................................    1,500,000      1,506,973      1,520,865
7.500%, 11/15/01......................................    2,000,000      2,124,340      2,188,880
5.750%, 08/15/03......................................    4,000,000      3,726,828      4,004,480
7.250%, 05/15/04......................................    1,000,000        996,619      1,097,960
6.500%, 05/15/05......................................    6,500,000      6,617,505      6,837,739
                                                                       -----------    -----------
                                                                        31,623,611     32,704,004
                                                                       -----------    -----------
U.S. TREASURY BONDS -- 27.3%
7.250%, 05/15/16......................................    4,750,000      5,232,461      5,308,647
7.625%, 02/15/25......................................   15,000,000     16,893,664     17,856,448
                                                                       -----------    -----------
                                                                        22,126,125     23,165,095
                                                                       -----------    -----------
TOTAL U.S. TREASURY OBLIGATIONS.......................                  53,749,736     55,869,099
                                                                       -----------    -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 5.6%
FEDERAL HOME LOAN BANK -- 3.0%
Debenture 4.443%, 11/04/96............................      804,762        804,762        797,438
Discount Note 5.80%, 12/01/95.........................    1,755,000      1,755,000      1,755,000
                                                                       -----------    -----------
                                                                         2,559,762      2,552,438
                                                                       -----------    -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 2.6%
Global Bond 8.50%, 02/01/00**.........................    2,000,000      2,000,000      2,176,860
                                                                       -----------    -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS..............                   4,559,762      4,729,298
                                                                       -----------    -----------

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER INVESTMENT FUNDS, INC.

THE U.S. GOVERNMENT SECURITIES FUND
Portfolio of Investments (continued)
November 30, 1995

 CREDIT                                                 PRINCIPAL                       VALUE
RATINGS*                                                  AMOUNT         COST         (NOTE 2A)
--------                                                ----------    -----------    -----------
          MORTGAGE-BACKED SECURITIES -- 3.7%
AAA/Aaa   Citicorp Mortgage Securities Inc. Trust
            Series 1994-5 Class A2 TAC CMO REMIC 6.25%,
            03/25/24................................... $1,718,952    $ 1,720,623    $ 1,716,266
AAA/Aaa   Federal National Mortgage Association
            Series 1992-90 Class E PAC CMO REMIC 7.55%,
            10/25/16...................................  1,450,048      1,459,414      1,448,503
                                                                      -----------    -----------
          TOTAL MORTGAGE-BACKED SECURITIES.............                 3,180,037      3,164,769
                                                                      -----------    -----------
          ASSET-BACKED SECURITIES -- 14.5%
AAA/Aaa   Ford Motor Credit Co. Grantor Trust Series
            1994B Class A 7.30%, 10/15/99..............  2,662,015      2,661,216      2,720,952
AAA/Aaa   Chevy Chase Receivables Trust Series 1995-1
            Class A 6.00%, 12/15/01....................  4,160,824      4,157,573      4,174,325
AAA/Aaa   Premier Auto Trust Chrysler Auto Receivable
            Co. Series 1993-3 Class A3 4.90%,
            12/15/98...................................  1,411,738      1,411,547      1,399,883
          United Companies Financial Corp. Home Equity
            Loan:
AAA/Aaa   Series 1994A Class A1 4.825%, 03/10/05.......    306,451        306,451        304,061
AAA/Aaa   Series 1995A2 Class A7 8.30%, 02/10/26.......  3,544,148      3,593,478      3,693,286
                                                                      -----------    -----------
          TOTAL ASSET-BACKED SECURITIES................                12,130,265     12,292,507
                                                                      -----------    -----------
          CORPORATE BONDS -- 11.1%
AAA/Aaa   Bayerische Landesbank Subordinated Note
            6.375%, 10/15/05...........................  3,000,000      2,996,022      3,022,500
A+/A1     Commercial Credit Co. 7.375%, 04/15/05.......  4,000,000      4,059,620      4,260,000
A/A2      Household Finance Corp. 7.125%, 09/01/05.....  2,000,000      2,022,136      2,100,000
                                                                      -----------    -----------
          TOTAL CORPORATE BONDS........................                 9,077,778      9,382,500
                                                                      -----------    -----------
          TOTAL INVESTMENTS -- 100.8%..................               $82,697,578     85,438,173
                                                                      ===========
          LIABILITIES IN EXCESS OF OTHER
            ASSETS -- (0.8%)...........................                                 (641,276)
                                                                                     -----------
          NET ASSETS -- 100.0%.........................                              $84,796,897
                                                                                     ===========

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER INVESTMENT FUNDS, INC.

THE BLUE CHIP GROWTH FUND
Portfolio of Investments
November 30, 1995

                                                                                          VALUE
  SHARES                                                                   COST         (NOTE 2A)
----------                                                              -----------    -----------
              COMMON STOCKS -- 96.1%
              ADVERTISING -- 0.8%
    28,000    Katz Media Group, Inc.+................................   $   567,597    $   462,000
                                                                        -----------    -----------
              AEROSPACE/DEFENSE -- 2.0%
    20,000    General Dynamics Corp. ................................     1,004,240      1,192,500
                                                                        -----------    -----------
              BANKS -- NATIONAL COMMERCIAL -- 7.0%
    13,000    BayBanks, Inc. ........................................       831,911      1,079,000
    25,000    Fifth Third Bancorp....................................     1,332,572      1,828,125
    51,200    Great Western Financial Corp. .........................     1,113,533      1,305,600
                                                                        -----------    -----------
                                                                          3,278,016      4,212,725
                                                                        -----------    -----------
              BEVERAGES -- 2.3%
    25,000    PepsiCo, Inc. .........................................       983,450      1,381,250
                                                                        -----------    -----------
              BROADCAST MEDIA -- 2.8%
    20,000    Lin Television Corp.+..................................       705,330        575,000
    59,500    Tele-Communications, Inc. Class A+.....................     1,010,520      1,100,750
                                                                        -----------    -----------
                                                                          1,715,850      1,675,750
                                                                        -----------    -----------
              CHEMICALS -- 2.9%
    44,900    Union Carbide Corp. Holding Co. .......................     1,397,960      1,779,162
                                                                        -----------    -----------
              COMPUTER SYSTEMS -- 4.4%
    25,800    Seagate Technology, Inc.+..............................       656,598      1,360,950
    35,000    Silicon Graphics, Inc.+................................     1,225,577      1,277,500
                                                                        -----------    -----------
                                                                          1,882,175      2,638,450
                                                                        -----------    -----------
              ELECTRICAL EQUIPMENT -- 7.0%
    33,000    AMP, Inc. .............................................     1,470,315      1,324,125
    18,200    Emerson Electric Co. ..................................     1,076,216      1,419,600
    22,000    General Electric Co. ..................................     1,237,668      1,479,500
                                                                        -----------    -----------
                                                                          3,784,199      4,223,225
                                                                        -----------    -----------
              ELECTRONICS-SEMICONDUCTORS -- 1.5%
    29,000    Lattice Semiconductor Corp.+...........................     1,128,413        935,250
                                                                        -----------    -----------
              ENTERTAINMENT -- 2.0%
    30,000    Time Warner, Inc. .....................................     1,127,000      1,200,000
                                                                        -----------    -----------
              FEDERAL CREDIT AGENCIES -- 1.8%
    10,000    Federal National Mortgage Association..................       728,250      1,095,000
                                                                        -----------    -----------

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER INVESTMENT FUNDS, INC.

THE BLUE CHIP GROWTH FUND
Portfolio of Investments (continued)
November 30, 1995

                                                                                          VALUE
  SHARES                                                                   COST         (NOTE 2A)
----------                                                              -----------    -----------
              COMMON STOCKS -- (CONTINUED)
              FOOD PROCESSING -- 2.0%
    34,000    Quaker Oats Co. .......................................   $ 1,159,903    $ 1,181,500
                                                                        -----------    -----------
              HEALTH CARE -- 10.7%
    26,000    Abbott Laboratories....................................     1,121,718      1,056,250
    15,000    Bristol-Myers Squibb Co. ..............................     1,174,841      1,203,750
    24,000    Elan Corp. PLC Sponsored ADR+..........................       988,416      1,152,000
    21,600    Genzyme Corp.+.........................................     1,096,906      1,409,400
     8,000    Johnson & Johnson......................................       298,560        693,000
    16,000    Pfizer, Inc. ..........................................       616,200        928,000
                                                                        -----------    -----------
                                                                          5,296,641      6,442,400
                                                                        -----------    -----------
              HOUSEHOLD PRODUCTS -- 2.6%
    18,000    Procter & Gamble Co. ..................................     1,081,187      1,554,750
                                                                        -----------    -----------
              INSURANCE -- 6.1%
    28,200    American Re Corp. .....................................     1,121,979      1,163,250
    19,400    Exel Ltd. .............................................     1,140,947      1,210,075
    35,000    Selective Insurance Group..............................     1,118,605      1,330,000
                                                                        -----------    -----------
                                                                          3,381,531      3,703,325
                                                                        -----------    -----------
              MANIFOLD BUSINESS FORMS -- 1.6%
    43,000    New England Business Service, Inc. ....................       914,513        972,875
                                                                        -----------    -----------
              MANUFACTURING -- 2.5%
    47,800    Tyco International Ltd. ...............................     1,442,541      1,499,725
                                                                        -----------    -----------
              MEDICAL/HOSPITAL MANAGEMENT & SERVICES -- 5.0%
    16,000    Columbia/HCA Healthcare Corp. .........................       706,120        826,000
    30,000    Medaphis Corp.+........................................       960,702        975,000
    51,000    Mid Atlantic Medical Services, Inc.+...................     1,170,537      1,243,125
                                                                        -----------    -----------
                                                                          2,837,359      3,044,125
                                                                        -----------    -----------

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER INVESTMENT FUNDS, INC.

THE BLUE CHIP GROWTH FUND
Portfolio of Investments (continued)
November 30, 1995

 SHARES/
PRINCIPAL                                                                                 VALUE
  AMOUNT                                                                   COST         (NOTE 2A)
----------                                                              -----------    -----------
              COMMON STOCKS -- (CONTINUED)
              MEDICAL PRODUCTS -- 2.8%
    30,800    Medtronic, Inc. .......................................   $ 1,129,536    $ 1,690,150
                                                                        -----------    -----------
              METALS -- 1.9%
    28,000    Crown Cork & Seal Co., Inc. ...........................     1,191,960      1,172,500
                                                                        -----------    -----------
              POLLUTION CONTROL -- 1.7%
    34,000    WMX Technologies, Inc. ................................       982,100      1,003,000
                                                                        -----------    -----------
              RETAIL-SPECIALTY LINE -- 6.2%
    36,000    Albertson's, Inc. .....................................     1,187,100      1,107,000
    37,300    Barnes & Noble Inc.+...................................     1,084,550      1,370,775
    34,000    CompUSA, Inc.+.........................................     1,418,276      1,262,250
                                                                        -----------    -----------
                                                                          3,689,926      3,740,025
                                                                        -----------    -----------
              SOFTWARE/COMPUTER SERVICES -- 7.2%
    20,000    Automatic Data Processing, Inc. .......................     1,044,456      1,592,500
    18,100    Cisco Systems, Inc.+...................................       569,323      1,522,663
    17,700    First Data Corp. ......................................     1,107,089      1,256,700
                                                                        -----------    -----------
                                                                          2,720,868      4,371,863
                                                                        -----------    -----------
              TELECOMMUNICATIONS -- 11.3%
    55,000    AirTouch Communications, Inc.+.........................     1,235,577      1,601,875
    20,000    American Telephone & Telegraph Corp. ..................     1,071,400      1,320,000
    77,000    Ericsson (L.M.) Telephone Co. Sponsored ADR............     1,466,884      1,828,750
    18,000    Motorola, Inc. ........................................     1,128,510      1,102,500
    30,000    WorldCom, Inc.+........................................       941,250        975,000
                                                                        -----------    -----------
                                                                          5,843,621      6,828,125
                                                                        -----------    -----------
              TOTAL COMMON STOCKS....................................    49,268,836     57,999,675
                                                                        -----------    -----------
              U.S. GOVERNMENT AGENCY OBLIGATION++ -- 6.0%
$3,640,000    Federal Home Loan Bank Discount Note 5.88%
                12/01/95.............................................     3,640,000      3,640,000
                                                                        -----------    -----------
              TOTAL INVESTMENTS -- 102.1%............................   $52,908,836     61,639,675
                                                                         ==========
              LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.1%)........                   (1,239,724)
                                                                                       -----------
              NET ASSETS -- 100.0%...................................                  $60,399,951
                                                                                        ==========

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER INVESTMENT FUNDS, INC.

THE SMALL CAPITALIZATION GROWTH FUND
Portfolio of Investments
November 30, 1995

                                                                                          VALUE
  SHARES                                                                   COST         (NOTE 2A)
----------                                                              -----------    -----------
              COMMON STOCKS -- 95.7%
              ADVERTISING -- 1.5%
    10,000    Catalina Marketing Corp.+ .............................   $   510,700    $  577,500
                                                                        -----------    -----------
              AUTO AND TRUCKS -- 4.7%
    65,000    Wabash National Corp. .................................     2,053,525     1,820,000
                                                                        -----------    -----------
              ELECTRONICS -- 6.0%
    40,000    Dallas Semiconductor Corp. ............................       767,892       860,000
    85,000    Recoton Corp.+.........................................     1,545,084     1,487,500
                                                                        -----------    -----------
                                                                          2,312,976     2,347,500
                                                                        -----------    -----------
              ELECTRICAL EQUIPMENT -- 5.9%
    45,000    Charter Power Systems, Inc. ...........................     1,193,327     1,119,375
    35,000    Gemstar International Group Ltd.+......................       493,625     1,194,375
                                                                        -----------    -----------
                                                                          1,686,952     2,313,750
                                                                        -----------    -----------
              FINANCIAL SERVICES -- 1.2%
    12,000    Irwin Financial Corp. .................................       427,875       474,000
                                                                        -----------    -----------
              HOME BUILDERS -- 1.4%
    30,000    Southern Energy Homes, Inc.+...........................       428,125       540,000
                                                                        -----------    -----------
              INSURANCE -- PROPERTY AND CASUALTY -- 11.7%
    22,000    Allied Group, Inc. ....................................       775,197       781,000
    45,000    CMAC Investment Corp. .................................     2,415,010     2,103,750
    15,000    Mutual Risk Management Ltd. ...........................       511,380       601,875
    40,000    Transnational Re Corp. Class A.........................       997,720     1,060,000
                                                                        -----------    -----------
                                                                          4,699,307     4,546,625
                                                                        -----------    -----------
              LODGING -- 2.3%
    42,000    Doubletree Corp.+......................................       839,500       892,500
                                                                        -----------    -----------
              MEDICAL/HOSPITAL MANAGEMENT AND SERVICES -- 3.8%
    45,000    Sierra Health Services, Inc.+..........................     1,304,743     1,473,750
                                                                        -----------    -----------
              MEDICAL SUPPLIES -- 0.3%
     5,000    Patterson Dental Co.+..................................       117,500       128,750
                                                                        -----------    -----------
              METAL -- 1.4%
    50,000    Sinter Metals, Inc. Class A+...........................       519,250       531,250
                                                                        -----------    -----------
              OIL AND GAS EQUIPMENT -- 1.0%
    40,000    Nabors Industries, Inc.+...............................       362,157       395,000
                                                                        -----------    -----------

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER INVESTMENT FUNDS, INC.

THE SMALL CAPITALIZATION GROWTH FUND
Portfolio of Investments (continued)
November 30, 1995

                                                                                          VALUE
  SHARES                                                                   COST         (NOTE 2A)
----------                                                              -----------    -----------
              COMMON STOCKS -- (CONTINUED)
              RESTAURANTS -- 8.6%
    65,000    Buffets, Inc.+.........................................   $   859,286    $  861,250
    13,900    The Cheesecake Factory+................................       312,555       312,750
    15,000    Papa John's International, Inc.+.......................       543,125       643,125
    55,000    Rock Bottom Restaurants, Inc.+.........................       958,750       866,250
    30,000    Sonic Corp+............................................       586,875       660,000
                                                                        -----------    -----------
                                                                          3,260,591     3,343,375
                                                                        -----------    -----------
              RETAIL -- APPAREL -- 5.4%
    23,000    Gadzooks, Inc.+........................................       457,125       557,750
    65,000    Gymboree Corp.+........................................     1,674,750     1,535,625
                                                                        -----------    -----------
                                                                          2,131,875     2,093,375
                                                                        -----------    -----------
              RETAIL -- SPECIALTY LINE -- 13.3%
    27,000    Books-A-Million, Inc.+.................................       381,375       388,125
    15,000    Day Runner, Inc.+......................................       391,250       423,750
    35,000    Discount Auto Parts, Inc.+.............................     1,066,497       971,250
     2,000    Express Scripts, Inc. Class A+.........................        76,750        82,500
    80,000    Hollywood Entertainment Corp.+.........................     1,515,744     1,290,000
    50,000    The Finish Line, Inc. Class A+.........................       503,928       450,000
    30,000    Tractor Supply Co.+....................................       679,100       600,000
    38,000    Trend-Lines, Inc. Class A+.............................       522,562       456,000
    15,000    West Marine, Inc.+.....................................       453,375       504,375
                                                                        -----------    -----------
                                                                          5,590,581     5,166,000
                                                                        -----------    -----------
              SOFTWARE/COMPUTER SERVICES -- 12.6%
    54,000    FTP Software, Inc. ....................................     1,335,130     1,640,250
    45,000    Hyperion Software Corp.+...............................     1,971,500     1,991,250
    10,000    Micros Systems, Inc.+..................................       357,840       422,500
    30,000    SPS Transaction Services, Inc.+........................       826,692       828,750
                                                                        -----------    -----------
                                                                          4,491,162     4,882,750
                                                                        -----------    -----------

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER INVESTMENT FUNDS, INC.

THE SMALL CAPITALIZATION GROWTH FUND
Portfolio of Investments (continued)
November 30, 1995

 SHARES/
PRINCIPAL                                                                                 VALUE
  AMOUNT                                                                   COST         (NOTE 2A)
----------                                                              -----------    -----------
              COMMON STOCKS -- (CONTINUED)
              TELECOMMUNICATIONS -- 12.7%
    35,000    Brightpoint Inc.+......................................   $   576,650    $   630,000
    83,000    Digi International, Inc.+..............................     1,791,670      1,929,750
    35,000    Octel Communications, Inc.+                                 1,192,187      1,150,625
    16,000    Periphonics Corp.+.....................................       411,000        432,000
    55,000    Westcott Communications, Inc.+.........................       823,125        783,750
                                                                        -----------    -----------
                                                                          4,794,632      4,926,125
                                                                        -----------    -----------
              TRUCKING AND LEASING -- 1.9%
    17,000    Heartland Express, Inc.+...............................       493,875        512,125
    15,000    Knight Transportation, Inc.+...........................       210,625        215,625
                                                                        -----------    -----------
                                                                            704,500        727,750
                                                                        -----------    -----------
              TOTAL COMMON STOCKS....................................    36,235,951     37,180,000
                                                                        -----------    -----------
              REPURCHASE AGREEMENT  -- 5.1%
$1,865,000    Barclays de Zoete Wedd Securities, Inc.
              dated 11/30/95, 5.75%, 12/01/95........................     1,986,000      1,986,000
              (Proceeds at maturity $1,986,317)
              collateralized by:
              $1,865,000 U.S. Treasury Note, 7.875%,
              11/15/99
                                                                        -----------    -----------
              TOTAL INVESTMENTS -- 100.8%............................   $38,221,951     39,166,000
                                                                         ==========
              LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.8%)........                     (295,308)
                                                                                       -----------
              NET ASSETS -- 100.0%...................................                  $38,870,692
                                                                                       ===========

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER INVESTMENT FUNDS, INC.

THE AMERICAN VALUE FUND
Portfolio of Investments
November 30, 1995

                                                                                        VALUE
 SHARES                                                                  COST         (NOTE 2A)
--------                                                              ----------      ----------
            COMMON STOCKS -- 84.4%
            AGRICULTURE -- FIELD CROPS -- 2.0%
   4,400    Dole Food Co. .........................................   $  124,399      $  165,550
                                                                      ----------      ----------
            APPAREL -- 5.0%
  10,000    Liz Claiborne, Inc. ...................................      167,925         293,750
   8,400    Oshkosh B'Gosh, Inc. Class A...........................      122,850         128,100
                                                                      ----------      ----------
                                                                         290,775         421,850
                                                                      ----------      ----------
            BANKS AND FINANCIAL INSTITUTIONS -- 7.1%
   7,200    Ahmanson (H.F.) & Co. .................................      129,276         192,600
   5,700    Banc One Corp. ........................................      198,531         217,313
   1,400    BankAmerica Corp. .....................................       65,474          89,075
   1,200    Morgan (J.P.) & Co., Inc. .............................       74,358          94,200
                                                                      ----------      ----------
                                                                         467,639         593,188
                                                                      ----------      ----------
            BUILDING MATERIALS -- 1.8%
   5,000    Masco Corp. ...........................................      126,962         147,500
                                                                      ----------      ----------
            ENERGY -- OIL -- DOMESTIC -- 1.5%
   1,200    Atlantic Richfield Co. ................................      127,748         130,050
                                                                      ----------      ----------
            FEDERAL CREDIT AGENCIES -- 2.1%
   1,600    Federal National Mortgage Association..................      123,528         175,200
                                                                      ----------      ----------
            GAS COMPANIES AND SYSTEMS -- 1.8%
   5,000    El Paso Natural Gas Co. ...............................      152,831         153,750
                                                                      ----------      ----------
            HEALTH CARE -- 2.2%
   3,000    Merck & Co., Inc.......................................      121,365         185,625
                                                                      ----------      ----------
            HOUSEHOLD APPLIANCES -- 3.5%
   9,000    Sunbeam Corp., Inc. ...................................      139,095         146,250
   2,600    Whirlpool Corp. .......................................      134,458         144,300
                                                                      ----------      ----------
                                                                         273,553         290,550
                                                                      ----------      ----------
            INORGANIC CHEMICALS -- 3.7%
  12,000    Calgon Carbon Corp. ...................................      128,460         141,000
   5,600    OM Group Inc. .........................................      124,600         171,500
                                                                      ----------      ----------
                                                                         253,060         312,500
                                                                      ----------      ----------

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER INVESTMENT FUNDS, INC.

THE AMERICAN VALUE FUND
Portfolio of Investments (continued)
November 30, 1995

                                                                                        VALUE
 SHARES                                                                  COST         (NOTE 2A)
--------                                                              ----------      ----------
            COMMON STOCKS -- (CONTINUED)
            INSURANCE -- 9.6%
   7,000    Allstate Corp. ........................................   $  215,810      $  287,000
   3,600    Aon Corp. .............................................      124,488         169,650
   7,000    First Colony Corp. ....................................      159,485         182,000
   2,400    SAFECO Corp. ..........................................      129,000         170,400
                                                                      ----------      ----------
                                                                         628,783         809,050
                                                                      ----------      ----------
            METAL FORGINGS AND STAMPINGS -- 1.7%
   9,200    Zero Corp. ............................................      129,174         146,050
                                                                      ----------      ----------
            METAL MINING -- 4.8%
   7,400    Cyprus Amax Minerals Co. ..............................      198,805         203,500
   5,500    Inco, Ltd. ............................................      140,003         195,937
                                                                      ----------      ----------
                                                                         338,808         399,437
                                                                      ----------      ----------
            OIL AND GAS FIELD SERVICES -- 1.7%
   2,200    Schlumberger, Ltd. ....................................      121,314         139,700
                                                                      ----------      ----------
            PAPER AND FOREST -- 2.4%
   7,500    Louisiana -- Pacific Corp. ............................      172,600         202,500
                                                                      ----------      ----------
            PHONE COMMUNICATIONS -- 1.2%
   3,200    U.S. West, Inc. .......................................       74,432         100,000
                                                                      ----------      ----------
            POLLUTION CONTROL -- 1.6%
   4,500    WMX Technologies, Inc. ................................      119,048         132,750
                                                                      ----------      ----------
            PUBLISHING AND PRINTING -- 4.4%
   3,400    Dun & Bradstreet Corp. ................................      196,982         212,075
   2,400    Tribune Co. ...........................................      129,204         154,800
                                                                      ----------      ----------
                                                                         326,186         366,875
                                                                      ----------      ----------
            REAL ESTATE INVESTMENT TRUST -- 1.9%
   2,500    BRE Properties Inc. Class A ...........................       80,250          82,813
   4,100    Real Estate Investment Trust of California.............       64,391          72,775
                                                                      ----------      ----------
                                                                         144,641         155,588
                                                                      ----------      ----------

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER INVESTMENT FUNDS, INC.

THE AMERICAN VALUE FUND
Portfolio of Investments (continued)
November 30, 1995

                                                                                        VALUE
 SHARES                                                                  COST         (NOTE 2A)
--------                                                              ----------      ----------
            COMMON STOCKS -- (CONTINUED)
            RETAIL -- 7.2%
   2,000    Dayton Hudson Corp. ...................................   $  130,950      $  145,250
   4,600    Dillard Department Stores, Inc. Class A................      126,293         132,825
   4,000    Longs Drug Stores, Inc. ...............................      127,320         159,000
   7,000    Smith's Food & Drug Centers, Inc. Class B..............      145,810         168,875
                                                                      ----------      ----------
                                                                         530,373         605,950
                                                                      ----------      ----------
            STEEL -- 2.5%
   7,800    Oregon Steel Mills, Inc. ..............................      128,174         107,250
   5,300    Reliance Steel & Aluminum Co. .........................       64,024          99,375
                                                                      ----------      ----------
                                                                         192,198         206,625
                                                                      ----------      ----------
            SURGICAL INSTRUMENTS -- 3.6%
   4,400    Bard (C.R.), Inc. .....................................      119,790         127,050
   4,200    Baxter International, Inc. ............................      122,922         176,400
                                                                      ----------      ----------
                                                                         242,712         303,450
                                                                      ----------      ----------
            TECHNOLOGY -- 5.8%
   3,600    Digital Equipment Corp.+...............................      131,013         211,950
   1,800    Raytheon Co. ..........................................       62,622          80,100
   6,000    Stratus Computer, Inc.+................................      167,605         199,500
                                                                      ----------      ----------
                                                                         361,240         491,550
                                                                      ----------      ----------
            TIRES AND INNER TUBES -- 2.0%
   4,000    The Goodyear Tire & Rubber Co. ........................      147,425         169,500
                                                                      ----------      ----------
            TRANSPORTATION -- 3.3%
   5,000    Alexander & Baldwin Inc. ..............................      112,176         121,250
   2,000    Norfolk Southern Corp. ................................      125,410         157,500
                                                                      ----------      ----------
                                                                         237,586         278,750
                                                                      ----------      ----------
            TOTAL COMMON STOCKS....................................    5,828,380       7,083,538
                                                                      ----------      ----------

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER INVESTMENT FUNDS, INC.

THE AMERICAN VALUE FUND
Portfolio of Investments (continued)
November 30, 1995

PRINCIPAL                                                                               VALUE
 AMOUNT                                                                  COST         (NOTE 2A)
--------                                                              ----------      ----------
            COMMERCIAL PAPER++ -- 10.8%
$272,000    American Express Credit Corp. Promissory Note 5.86%
            12/11/95...............................................   $  271,564      $  271,564
 396,000    Ford Motor Credit Co. Promissory Note 5.84% 12/05/95...      395,747         395,747
 240,000    General Electric Capital Corp. Promissory Note 5.80%
            12/01/95...............................................      240,000         240,000
                                                                      ----------      ----------
            TOTAL COMMERCIAL PAPER.................................      907,311         907,311
                                                                      ----------      ----------
            U.S. TREASURY BILLS++ -- 4.3%
 335,000    5.34% 12/14/95.........................................      334,367         334,367
  30,000    5.36% 01/18/96.........................................       29,790          29,790
                                                                      ----------      ----------
            TOTAL U.S TREASURY BILLS...............................      364,157         364,157
                                                                      ----------      ----------
            TOTAL INVESTMENTS -- 99.5%.............................   $7,099,848       8,355,006
                                                                       =========
            OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.5%..........                       43,584
                                                                                      ----------
            NET ASSETS -- 100.0%...................................                   $8,398,590
                                                                                       =========

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER INVESTMENT FUNDS, INC.
Footnotes to Portfolios (unaudited)

 * Credit Ratings given by Standard and Poor's Ratings Group & Moody's Investors Service, Inc.

Standard & Poor's     Moody's
    Long-Term        Long-Term
     Rating           Rating
-----------------    ---------
       AAA              Aaa        Instrument judged to be of the best quality and
                                   carrying the smallest amount of credit risk.
        A                A         Instrument judged to have adequate security of
                                   interest and principal but certain protective
                                   elements may be lacking.

    U.S. Government Issues have assumed ratings of AAA/Aaa.

 ** Maturity date shown is the first callable date.

  + Non-income producing security.

 ++ Rate shown is yield to maturity on date of purchase.

INVESTMENT PERCENTAGES SHOWN ARE CALCULATED AS A PERCENTAGE OF NET ASSETS.

ABBREVIATIONS USED IN THE PORTFOLIOS:

ADR          American Depository Receipt
CMO          Collateralized Mortgage Obligation
PAC          Planned Amortization Class
REMIC        Real Estate Mortgage Investment Conduit
TAC          Targeted Amortization Class

THE HANOVER INVESTMENT FUNDS, INC.
Statement of Assets and Liabilities
November 30, 1995

                                                             THE           THE
                                                         SHORT TERM       U.S.            THE
                                                            U.S.       GOVERNMENT      BLUE CHIP
                                                         GOVERNMENT    SECURITIES        GROWTH
                                                            FUND          FUND            FUND
                                                         -----------   -----------   --------------
ASSETS:
  Investments in securities, at value (cost $9,635,234,
     $82,697,578, and $52,908,836, respectively)
     (Note 2A).........................................  $ 9,736,610   $85,438,173    $ 61,639,675
  Cash.................................................       28,927       100,084         192,494
  Interest and dividends receivable....................       53,951       875,098          52,507
  Receivable from Co-Administrator (Note 4)............       11,715        59,751          39,194
  Receivable from Fund shares sold.....................           --             3           6,152
  Receivable for securities sold.......................           --            --         944,019
  Deferred organizational costs (Note 2E)..............       36,560        26,475          26,475
  Other assets.........................................        3,105        13,961           9,404
                                                         -----------   -----------   --------------
     Total assets......................................    9,870,868    86,513,545      62,909,920
                                                         -----------   -----------   --------------
LIABILITIES:
  Dividend payable (Note 2C)...........................       17,546       361,818              --
  Payable for Fund shares redeemed.....................       95,056       131,008         109,543
  Payable for securities purchased.....................           --     1,117,874       2,320,470
  Fund accounting fee payable (Note 4).................        2,548         2,737           2,500
  Shareholder servicing fee payable (Note 5)...........        2,186        17,332          12,290
  Transfer agent fee payable (Note 6)..................        1,001         3,833           2,615
  Custodian fee payable (Note 6).......................        1,602         4,200           4,000
  Investment advisory fee payable (Note 3).............           --        31,197          29,496
  Other accrued liabilities............................       12,856        46,649          29,055
                                                         -----------   -----------   --------------
     Total liabilities.................................      132,795     1,716,648       2,509,969
                                                         -----------   -----------   --------------
NET ASSETS:
  Shares of capital stock outstanding (par value of
     $.001 per share); two hundred million shares
     authorized........................................          991         8,333           4,646
  Additional paid-in capital...........................   10,446,686    83,201,274      47,028,901
  Accumulated undistributed net investment income......           --            --         180,765
  Accumulated undistributed net realized gain (loss) on
     investment transactions...........................     (810,980)   (1,153,305)      4,454,800
  Net unrealized appreciation on investments...........      101,376     2,740,595       8,730,839
                                                         -----------   -----------   --------------
Net assets applicable to outstanding shares............  $ 9,738,073   $84,796,897    $ 60,399,951
                                                          ==========    ==========     ===========
Investor Shares:
  Shares of capital stock outstanding..................      991,296     8,330,605       4,640,565
                                                            ========    ==========     ===========
  Net asset value per share outstanding................        $9.82        $10.18          $13.00
                                                               =====         =====         =======
Advisor Shares:
  Shares of capital stock outstanding..................            5         2,881           5,224
                                                               =====         =====         =======
  Net asset value per share outstanding................        $9.82        $10.18          $13.00
                                                               =====         =====         =======
  Maximum offering price per share ($9.82/.9825,
     $10.18/.9575, and $13.00/.9575, respectively).....        $9.99        $10.63          $13.58
                                                               =====         =====         =======

See accompanying notes to financial statements.

THE HANOVER INVESTMENT FUNDS, INC.
Statement of Assets and Liabilities (continued)
November 30, 1995

                                                                          THE
                                                                         SMALL           THE
                                                                     CAPITALIZATION    AMERICAN
                                                                         GROWTH         VALUE
                                                                          FUND           FUND
                                                                     --------------   ----------
ASSETS:
  Investments in securities, at value (cost $38,221,951, and
     $7,099,848, respectively) (Note 2A)...........................   $ 39,166,000    $8,355,006
  Cash.............................................................            264         4,022
  Receivable for securities sold...................................        454,589        --
  Interest and dividends receivable................................          8,642        18,968
  Receivable from Co-Administrator (Note 4)........................         16,565        --
  Deferred organizational costs (Note 2E)..........................         27,467        45,550
  Other assets.....................................................          3,270            89
                                                                     --------------   ----------
     Total assets..................................................     39,676,797     8,423,635
                                                                     --------------   ----------
LIABILITIES:
  Payable for securities purchased.................................        741,750        --
  Payable for Fund shares redeemed.................................          4,582        --
  Investment advisory fee payable (Note 3).........................         25,073        --
  Fund accounting fee payable (Note 4).............................          2,800        10,096
  Shareholder servicing fee payable (Note 5).......................          2,471         1,679
  Custodian fee payable (Note 6)...................................          5,362         1,999
  Transfer agent fee payable (Note 6)..............................          2,854         1,454
  Other accrued liabilities........................................         21,213         9,817
                                                                     --------------   ----------
     Total liabilities.............................................        806,105        25,045
                                                                     --------------   ----------
NET ASSETS:
  Shares of capital stock outstanding (par value of $.001 per share);
     two hundred million shares authorized.........................          3,475           694
  Additional paid-in capital.......................................     34,773,381     7,016,580
  Accumulated undistributed net investment income (loss)...........       (205,288)       70,410
  Accumulated undistributed net realized gain on investment
     transactions..................................................      3,355,075        55,748
  Net unrealized appreciation on investments.......................        944,049     1,255,158
                                                                     --------------   ----------
Net assets applicable to outstanding shares........................   $ 38,870,692    $8,398,590
                                                                      ============    ==========
Investor Shares:
  Shares of capital stock outstanding..............................        943,995       693,769
                                                                       ===========      ========
  Net asset value per share outstanding............................         $11.15        $12.11
                                                                            ======        ======
CBC Benefit Shares:
  Shares of capital stock outstanding..............................      2,529,829          --
                                                                       ===========      ========
  Net asset value per share outstanding............................         $11.20          --
                                                                            ======        ======
Adviser Shares:
  Shares of capital stock outstanding..............................          1,003             5
                                                                       ===========      ========
  Net asset value per share outstanding............................         $11.15        $12.11
                                                                            ======        ======
  Maximum offering price per share ($11.15/.9575 and $12.11/.9575,
     respectively).................................................         $11.71        $12.71
                                                                            ======        ======

See accompanying notes to financial statements.

THE HANOVER INVESTMENT FUNDS, INC.
Statement of Operations
For the Year Ended November 30, 1995

                                                             THE           THE
                                                          SHORT TERM      U.S.           THE
                                                             U.S.      GOVERNMENT     BLUE CHIP
                                                          GOVERNMENT   SECURITIES      GROWTH
                                                             FUND         FUND          FUND
                                                          ----------   -----------   -----------
NET INVESTMENT INCOME:
INCOME:
  Interest..............................................  $ 744,006    $ 5,411,062   $   181,805
  Dividends.............................................     --            --            818,128
                                                          ----------   -----------   -----------
                                                            744,006      5,411,062       999,933
                                                          ----------   -----------   -----------
EXPENSES:
  Investment advisory (Note 3)..........................      41,422       408,269       360,481
  Shareholder servicing (Notes 1 & 5)...................      29,588       204,134       128,743
  Fund accounting (Note 4)..............................      30,901        36,000        32,809
  Amortization of organization expenses (Note 2E).......      16,334        11,914        11,914
  Registration..........................................      19,210        23,681        21,765
  Reports to shareholders...............................       7,209        14,945        11,680
  Transfer agent (Note 6)...............................       5,981        23,360        17,038
  Custodian (Note 6)....................................       7,168        22,317        21,907
  Administrative services (Note 4)......................       5,326        36,744        23,174
  Audit.................................................       4,000        23,692        13,239
  Co-Administrative services (Note 4)...................       3,551        24,496        15,449
  Legal.................................................       9,170        56,852        33,810
  Directors.............................................       2,087        11,660        10,625
  Insurance.............................................         580         1,665         1,022
  Miscellaneous.........................................       2,665        10,143         6,886
                                                          ----------   -----------   -----------
     Total expenses before waivers or reimbursements....     185,192       909,872       710,542
     Expenses waived or reimbursed by Investment
       Advisers, Administrators & Custodian (Notes 3, 4
       & 6).............................................    (101,946)     (219,788)     (195,166)
                                                          ----------   -----------   -----------
  Net expenses..........................................      83,246       690,084       515,376
                                                          ----------   -----------   -----------
NET INVESTMENT INCOME...................................     660,760     4,720,978       484,557
                                                          ----------   -----------   -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investment transactions..........      57,175     2,432,044     5,085,436
  Change in net unrealized appreciation on
     investments........................................     335,030     5,455,517     9,251,595
                                                          ----------    ----------   -----------
  Net realized and unrealized gain on investments.......     392,205     7,887,561    14,337,031
                                                          ----------   -----------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....  $1,052,965   $12,608,539   $14,821,588
                                                          ==========    ==========    ==========

See accompanying notes to financial statements.

THE HANOVER INVESTMENT FUNDS, INC.
Statement of Operations (continued)
For the Year Ended November 30, 1995

                                                                         THE
                                                                        SMALL             THE
                                                                    CAPITALIZATION      AMERICAN
                                                                        GROWTH           VALUE
                                                                         FUND            FUND*
                                                                    --------------     ----------
NET INVESTMENT INCOME (LOSS):
INCOME:
  Interest........................................................    $  103,333       $   68,943
  Dividends.......................................................        87,077          117,993
                                                                    --------------     ----------
                                                                         190,410          186,936
                                                                    --------------     ----------
EXPENSES:
  Investment Advisory (Note 3)....................................       257,846           40,278
  Shareholder servicing (Notes 1 & 5).............................        33,982           14,385
  Fund accounting (Note 4)........................................        33,000           27,182
  Custodian (Note 6)..............................................        23,651            7,225
  Administrative services (Note 4)................................        15,471            2,589
  Registration....................................................        18,932              910
  Transfer agent (Note 6).........................................        11,149            3,715
  Amortization of organization expenses (Note 2E).................        11,768            8,997
  Co-Administrative services (Note 4).............................        10,314            1,726
  Reports to shareholders.........................................         8,767            2,100
  Audit...........................................................         7,869            2,809
  Legal...........................................................        21,609            3,000
  Directors.......................................................         4,394              531
  Insurance.......................................................           537               68
  Miscellaneous...................................................         4,501            2,573
                                                                    --------------     ----------
     Total expenses before waivers or reimbursements..............       463,790          118,088
     Expenses waived or reimbursed by Investment Advisers,
       Administrators & Custodian (Notes 3, 4 & 6)................       (68,092)         (46,162)
                                                                    --------------     ----------
  Net expenses....................................................       395,698           71,926
                                                                    --------------     ----------
NET INVESTMENT INCOME (LOSS)......................................      (205,288)         115,010
                                                                    --------------     ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENT:
  Net realized gain on investment transactions....................     3,671,171           55,748
  Change in net unrealized appreciation on investments............     1,695,433        1,255,158
                                                                    --------------     ----------
  Net realized and unrealized gain on investments.................     5,366,604        1,310,906
                                                                    --------------     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............    $5,161,316       $1,425,916
                                                                     ===========        =========

* Fund commenced operations on February 3, 1995.

See accompanying notes to financial statements.

THE HANOVER INVESTMENT FUNDS, INC.
Statement of Changes in Net Assets
For the Year Ended November 30, 1995

                                               THE SHORT TERM U.S.             THE U.S. GOVERNMENT
                                                 GOVERNMENT FUND                 SECURITIES FUND
                                           ----------------------------    ----------------------------
                                             YEAR ENDED NOVEMBER 30,         YEAR ENDED NOVEMBER 30,
                                           ----------------------------    ----------------------------
                                               1995            1994            1995            1994
                                           ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income..................  $    660,760    $    963,126    $  4,720,978    $  4,166,265
  Net realized gain (loss) on investment
     transactions........................        57,175        (843,113)      2,432,044      (3,585,206)
  Change in net unrealized appreciation
     (depreciation) on investments.......       335,030         (84,175)      5,455,517      (4,199,045)
                                           ------------    ------------    ------------    ------------
Net increase (decrease) in net assets
  resulting from operations..............     1,052,965          35,838      12,608,539      (3,617,986)
                                           ------------    ------------    ------------    ------------
Distributions to shareholders:
  Net investment income
     Investor Shares.....................      (660,186)       (963,126)     (4,720,153)     (4,166,265)
     Advisor Shares......................          (574)             --            (825)             --
                                           ------------    ------------    ------------    ------------
                                               (660,760)       (963,126)     (4,720,978)     (4,166,265)
                                           ------------    ------------    ------------    ------------
  Net realized gain on investment
     transactions:
     Investor Shares.....................            --        (161,552)             --        (829,071)
     Advisor Shares......................            --              --              --              --
                                           ------------    ------------    ------------    ------------
                                                     --        (161,552)             --        (829,071)
                                           ------------    ------------    ------------    ------------
Total distributions to shareholders......      (660,760)     (1,124,678)     (4,720,978)     (4,995,336)
                                           ------------    ------------    ------------    ------------
Capital share transactions:
  Proceeds from sales of shares:
     Investor Shares.....................    15,548,471      28,727,845      15,138,183      41,684,392
     Advisor Shares......................        19,802              --          27,088              --
                                           ------------    ------------    ------------    ------------
                                             15,568,273      28,727,845      15,165,271      41,684,392
                                           ------------    ------------    ------------    ------------
  Net asset value of shares issued in
     reinvestment of distributions:
       Investor Shares...................       393,939         699,093         135,296         110,210
       Advisor Shares....................           516              --             824              --
                                           ------------    ------------    ------------    ------------
                                                394,455         699,093         136,120         110,210
                                           ------------    ------------    ------------    ------------
  Cost of shares redeemed:
     Investor Shares.....................   (24,207,084)    (30,829,009)    (22,040,933)    (35,621,704)
     Advisor Shares......................       (20,705)             --              --              --
                                           ------------    ------------    ------------    ------------
                                            (24,227,789)    (30,829,009)    (22,040,933)    (35,621,704)
                                           ------------    ------------    ------------    ------------
Net increase (decrease) in net assets
  derived from capital share
  transactions...........................    (8,265,061)     (1,402,071)     (6,739,542)      6,172,898
                                           ------------    ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS....    (7,872,856)     (2,490,911)      1,148,019      (2,440,424)
NET ASSETS:
  Beginning of period....................    17,610,929      20,101,840      83,648,878      86,089,302
                                           ------------    ------------    ------------    ------------
  End of period..........................  $  9,738,073    $ 17,610,929    $ 84,796,897    $ 83,648,878
                                            ===========     ===========     ===========     ===========

See accompanying notes to financial statements.

THE HANOVER INVESTMENT FUNDS, INC.
Statement of Changes in Net Assets (continued)
For the Year Ended November 30, 1995

                                                               THE BLUE CHIP           THE SMALL CAPITALIZATION
                                                                GROWTH FUND                   GROWTH FUND
                                                        ---------------------------   ---------------------------
                                                          YEAR ENDED NOVEMBER 30,       YEAR ENDED NOVEMBER 30,
                                                        ---------------------------   ---------------------------
                                                            1995           1994           1995           1994
                                                        ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income (loss)........................  $    484,557   $   741,261    $   (205,288)  $  (176,703)
  Net realized gain (loss) on investment
    transactions......................................     5,085,436      (497,475)      3,671,171      (203,857)
  Change in net unrealized appreciation (depreciation)
    on investments....................................     9,251,595    (1,509,036)      1,695,433    (1,526,095)
                                                        ------------   -----------    ------------   -----------
Net increase (decrease) in net assets resulting
  from operations.....................................    14,821,588    (1,265,250)      5,161,316    (1,906,655)
                                                        ------------   -----------    ------------   -----------
Distributions to shareholders:
  Net Investment Income:
    Investor Shares...................................      (715,876)     (716,018)             --            --
    CBC Benefit Shares................................            --            --              --            --
    Advisor Shares....................................          (110)           --              --            --
                                                        ------------   -----------    ------------   -----------
                                                            (715,986)     (716,018)             --            --
                                                        ------------   -----------    ------------   -----------
  Net realized gain on investment transactions:
    Investor Shares...................................            --      (278,016)             --            --
    CBC Benefit Shares................................            --            --              --            --
    Advisor Shares....................................            --            --              --            --
                                                        ------------   -----------    ------------   -----------
                                                                  --      (278,016)             --            --
                                                        ------------   -----------    ------------   -----------
Total distribution to shareholders....................      (715,986)     (994,034)             --            --
                                                        ------------   -----------    ------------   -----------
Capital share transactions:
  Proceeds from sales of shares:
    Investor Shares...................................    13,436,248    23,109,002       2,592,672     6,857,309
    CBC Benefit Shares................................            --            --      14,352,000    10,763,584
    Advisor Shares....................................        64,812         8,074          11,294            --
                                                        ------------   -----------    ------------   -----------
                                                          13,501,060    23,117,076      16,955,966    17,620,893
                                                        ------------   -----------    ------------   -----------
  Net asset value of shares issued in reinvestment
    of distributions:
      Investor Shares.................................        40,905       143,973              --            --
      CBC Benefit Shares..............................            --            --              --            --
      Advisor Shares..................................           109            --              --            --
                                                        ------------   -----------    ------------   -----------
                                                              41,014       143,973              --            --
                                                        ------------   -----------    ------------   -----------
  Cost of shares redeemed:
    Investor Shares...................................   (13,963,655)  (33,261,342)    (11,502,063)   (4,429,670)
    CBC Benefit Shares................................            --            --              --            --
    Advisor Shares....................................        (8,227)           --              --            --
                                                        ------------   -----------    ------------   -----------
                                                         (13,971,882)  (33,261,342)    (11,502,063)   (4,429,670)
                                                        ------------   -----------    ------------   -----------
Net increase (decrease) in net assets derived from
  capital share transactions..........................      (429,808)  (10,000,293)      5,453,903    13,191,223
                                                        ------------   -----------    ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS.................    13,675,794   (12,259,577)     10,615,219    11,284,568
NET ASSETS:
  Beginning of period.................................    46,724,157    58,983,734      28,255,473    16,970,905
                                                        ------------   -----------    ------------   -----------
  End of period.......................................  $ 60,399,951   $46,724,157    $ 38,870,692   $28,255,473
                                                        =============  ===========    =============  ===========
Undistributed net investment income (loss)
  (Notes 2D and 10)...................................      $180,765      $412,194       $(205,288)     $(50,598)
                                                            ========      ========       =========      ========

See accompanying notes to financial statements.

THE HANOVER INVESTMENT FUNDS, INC.
Statement of Changes in Net Assets (continued)
For the Period Ended November 30, 1995

                                                                                    THE AMERICAN
                                                                                     VALUE FUND
                                                                                    -------------
                                                                                    PERIOD ENDED
                                                                                    NOVEMBER 30,
                                                                                        1995*
                                                                                    -------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income...........................................................   $   115,010
  Net realized gain on investment transactions....................................        55,748
  Net unrealized appreciation on investments......................................     1,255,158
                                                                                    -------------
Net increase in net assets resulting from operations..............................     1,425,916
                                                                                    -------------
Distributions to shareholders:
  Net investment income
     Investor Shares..............................................................       (44,599)
     Advisor Shares...............................................................            (1)
                                                                                    -------------
Total distributions to shareholders...............................................       (44,600)
                                                                                    -------------
Capital share transactions:
  Proceeds from sales of shares:
     Investor Shares..............................................................     7,267,855
     Advisor Shares...............................................................            50
                                                                                    -------------
                                                                                       7,267,905
                                                                                    -------------
Net asset value of shares issued in reinvestment of distributions:
  Investor Shares.................................................................        44,599
  Advisor Shares..................................................................            --
                                                                                    -------------
                                                                                          44,599
                                                                                    -------------
Cost of shares redeemed:
  Investor Shares.................................................................      (295,230)
  Advisor Shares..................................................................            --
                                                                                    -------------
                                                                                        (295,230)
                                                                                    -------------
Net increase in net assets derived from capital share transactions................     7,017,274
                                                                                    -------------
NET INCREASE IN NET ASSETS........................................................     8,398,590
NET ASSETS:
  Beginning of period.............................................................            --
                                                                                    -------------
  End of period...................................................................   $ 8,398,590
                                                                                    =============
Undistributed net investment income (Notes 2D and 10).............................       $70,410
                                                                                    =============


* Fund commenced operations on February 3, 1995.

See accompanying notes to financial statements.

THE HANOVER INVESTMENT FUNDS, INC.
Notes to Financial Statements
November 30, 1995

1.  DESCRIPTION

     The Hanover Investment Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and was established as a Maryland corporation on October 29, 1992. The Articles of Incorporation of the Company authorize 200 million shares, having a par value of $.001 per share. The Company has ten separate investment portfolios: The Short Term U.S. Government Fund, The U.S. Government Securities Fund, The Tax Free Income Fund, The New York Tax Free Income Fund, The Blue Chip Growth Fund, The Small Capitalization Growth Fund, The American Value Fund, The New Jersey Tax Free Income Fund, The International Equity Fund and The International Bond Fund (each, a "Fund," collectively, the "Funds"). Each Fund that has commenced operations offered two classes of shares during the fiscal year: "Investor Shares" and "Advisor Shares," and The Small Capitalization Growth Fund offered a third class of shares during the fiscal year: "CBC Benefit Shares." Only certain investors are eligible to purchase Investor Shares and CBC Benefit Shares.

     The Short Term U.S. Government Fund commenced operations on February 25, 1993; The U.S. Government Securities Fund and The Blue Chip Growth Fund commenced operations on February 19, 1993; The Small Capitalization Growth Fund commenced operations on April 1, 1993; and The American Value Fund commenced operations on February 3, 1995. As of November 30, 1995, The Tax Free Income Fund, The New York Tax Free Income Fund, The New Jersey Tax Free Income Fund, The International Equity Fund and The International Bond Fund had not commenced operations.

     On February 28, 1994, all then issued and outstanding shares of the Company were redenominated "Investor Shares." Offering of the CBC Benefit Shares of The Small Capitalization Growth Fund commenced on April 15, 1994. As of November 30, 1995, none of the other Funds had offered any CBC Benefit Shares. Offering of the Advisor Shares of The Short Term U.S. Government Fund, The U.S. Government Securities Fund, The Blue Chip Growth Fund, The Small Capitalization Growth Fund and The American Value Fund commenced on March 7, 1995, May 3, 1995, August 15, 1994, August 7, 1995 and February 3, 1995, respectively.

     Each class of shares outstanding bears the same dividend, liquidation and other rights and conditions, except that the Investor Shares and Advisor Shares may bear separate distribution charges and shareholder servicing expenses not borne by the CBC Benefit Shares, and each class of shares can bear different transfer agency and printing and postage expenses. In addition, the Advisor Shares, unlike the Investor Shares and the CBC Benefit Shares, are subject to a sales load. Each class of shares has exclusive voting rights with respect to matters affecting only that class.

2.  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

     A) SECURITY VALUATION: The Funds value investments at the last sales price on the securities exchange on which such securities are primarily traded. Over-the-counter securities, or exchange traded securities for which there are no transactions, are valued at the current bid price. Bonds and other fixed-income securities may be valued on the basis of prices provided by a pricing service approved by the Board of Directors of the Company. In the absence of market quotations, investments are valued at fair value as determined in good faith by, or at

THE HANOVER INVESTMENT FUNDS, INC.
Notes to Financial Statements (continued)
November 30, 1995

        the direction of the Directors. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity at purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity at purchase exceeded 60 days.

     B) INVESTMENT TRANSACTIONS AND INCOME: Investment transactions are recorded on the trade date. The cost of investments sold is determined by use of the specific identification method to calculate gain and loss on sales for both financial statement and Federal income tax purposes. Interest income, including the amortization of discount or premium, is recorded as earned. Dividend income is recorded on the ex-dividend date.

     C) DIVIDENDS TO SHAREHOLDERS: Dividends from net investment income are declared daily and paid monthly, generally on the first business day of each month for The Short Term U.S. Government Fund and The U.S. Government Securities Fund. In the case of The Blue Chip Growth Fund, The Small Capitalization Growth Fund and The American Value Fund, dividends will be paid at least annually. It is each Fund's intention to distribute, at least annually, substantially all net capital gains, if any, earned by the Fund.

     D) FEDERAL INCOME TAXES: Each Fund is a separate taxable entity for Federal income tax purposes, and intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes all of its "investment company taxable income," as defined in the Code, and net capital gains, if any, to its shareholders. Each Fund also intends to meet the distribution requirements to avoid the payment of an excise tax. Accordingly, no provision for Federal income taxes is required.

     E) ORGANIZATIONAL COSTS: The costs incurred by the Company in connection with its organization and initial registration and public offering of shares are being amortized on a straight-line basis for a five-year period beginning with the commencement of operations of each Fund. In the event that any of the initial shares of the Funds owned by Hanover Funds Distributor, Inc. are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized deferred organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

     F) DETERMINATION OF NET ASSET VALUE AND ALLOCATION OF EXPENSES: Expenses directly attributable to a Fund are charged to that Fund, other expenses are allocated proportionately among each Fund within the Company in relation to the net assets of each Fund, or on another reasonable basis. In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

3.  INVESTMENT ADVISERS

     The Portfolio Group, Inc. ("TPG") provides investment advisory services to The U.S. Government Securities Fund and The Blue Chip Growth Fund. TPG was organized in March 1983 and is a wholly-

THE HANOVER INVESTMENT FUNDS, INC.
Notes to Financial Statements (continued)
November 30, 1995

owned subsidiary of Chemical Banking Corporation, a bank holding company ("Chemical"). TPG provides a wide range of asset management services to individuals, institutions and retirement benefit plans.

     Texas Commerce Bank, National Association ("TCB") provides investment advisory services to The Short Term U.S. Government Fund. TCB has been in the investment counselling business since 1987 and is a wholly-owned subsidiary of Texas Commerce Bancshares, Inc., which is a wholly-owned subsidiary of Chemical. TCB renders investment advice to a wide variety of corporations, pension plans, foundations, trusts and individuals.

     Chemical Bank New Jersey, National Association (formerly known as Princeton Bank and Trust Company, National Association) ("CBNJ") provides investment advisory services to The Small Capitalization Growth Fund. CBNJ is a wholly-owned subsidiary of Chemical New Jersey Holdings Inc., which is a wholly-owned subsidiary of Chemical. CBNJ acts as the investment adviser to a wide variety of trusts, individuals, institutions and corporations.

     Van Deventer & Hoch ("VD&H") was organized in 1969. The firm is a general partnership which is equally owned by individuals who serve VD&H in key professional capacities and CBC Holdings (California), a wholly-owned subsidiary of Chemical. VD&H provides a wide range of asset management services to individuals, corporations, private and charitable trusts, endowments, foundations and retirement funds.

     Pursuant to the separate Advisory Agreements, TPG, TCB, CBNJ and VD&H act as Investment Advisers and, subject to the supervision and direction of the Company's Board of Directors, direct the investments of the Funds in accordance with their investment objectives and policies, make investment decisions and place orders to purchase and sell securities for the Funds. As compensation for their investment advisory services, the Advisers are each entitled to receive from the respective Funds they advise a monthly fee at an annual rate of the average daily net assets of the Funds as indicated below:

        The Short Term U.S. Government Fund...................................  0.35%
        The U.S. Government Securities Fund...................................  0.50%
        The Blue Chip Growth Fund.............................................  0.70%
        The Small Capitalization Growth Fund..................................  0.75%
        The American Value Fund...............................................  0.70%

THE HANOVER INVESTMENT FUNDS, INC.
Notes to Financial Statements (continued)
November 30, 1995

     For the year ended November 30, 1995, TPG, TCB (including Texas Commerce Investment Management Company, an affiliate of TCB which acted as investment adviser to The Short Term U.S. Government Fund prior to September 1, 1995), CBNJ and VD&H were entitled to and voluntarily waived the investment advisory fees as indicated below:

                                                                      ENTITLED     WAIVED
                                                                      --------     -------
    TPG:
      The U.S. Government Securities Fund...........................  $408,269     $40,827
      The Blue Chip Growth Fund.....................................   360,481      51,497
    TCB:
      The Short Term U.S. Government Fund...........................    41,422      41,422
    CBNJ:
      The Small Capitalization Growth Fund..........................   257,846          --
    VD&H:
      The American Value Fund.......................................    40,278      40,278

4.  ADMINISTRATORS

     Furman Selz Incorporated ("Furman Selz") serves as the Company's Administrator. Furman Selz provides management and administrative services for the operation of the Funds, furnishes office space and facilities required for conducting the business of the Funds and pays the compensation of the Company's officers affiliated with Furman Selz.

     As compensation for its administrative services, Furman Selz receives a monthly fee, based upon the aggregate average daily net assets of the Funds, at an annual rate of 0.06% of the first $500 million of the average daily net assets, 0.05% of the next $500 million of the average daily net assets and 0.04% of the average daily net assets in excess of $1 billion.

     Furman Selz provides fund accounting services for the Funds. Furman Selz commenced providing fund accounting services to The American Value Fund on February 3, 1995 and commenced providing fund accounting services to The Short Term U.S. Government Fund, The U.S. Government Securities Fund, The Blue Chip Growth Fund and The Small Capitalization Growth Fund on May 1, 1995. As compensation for its fund accounting services, Furman Selz receives a monthly fee of $2,500 from each Fund.

     Chemical Bank, a wholly-owned subsidiary of Chemical, serves as the Company's Co-Administrator and generally assists the Company in all aspects of its administration and operation. As compensation for its administrative services, Chemical Bank receives from each Fund a monthly fee at an annual rate of 0.03% of the average daily net assets of that Fund. In addition, Chemical Bank provided fund accounting services for the Funds (except The American Value
Fund) from December 1, 1994 to April 30, 1995 and received a monthly fee of $2,500 from each Fund during that period.

THE HANOVER INVESTMENT FUNDS, INC.
Notes to Financial Statements (continued)
November 30, 1995

     For the year ended November 30, 1995, Furman Selz and Chemical Bank were entitled to and voluntarily waived the administrative services and fund accounting fees as indicated below:

                                                               FURMAN SELZ        CHEMICAL BANK
                                                            -----------------   -----------------
                                                            ENTITLED  WAIVED    ENTITLED  WAIVED
                                                            --------  -------   --------  -------
The Short Term U.S. Government Fund........................ $22,826   $5,326    $16,051   $3,551
The U.S. Government Securities Fund........................  54,244   36,744     36,996   24,496
The Blue Chip Growth Fund..................................  40,674   23,174     27,949   17,590
The Small Capitalization Growth Fund.......................  32,971   15,471     22,814   10,314
The American Value Fund....................................  27,589    2,589      1,726    1,726

     Chemical Bank voluntarily reimbursed expenses of $50,569, $109,456, $92,356 and $36,320, respectively, to The Short Term U.S. Government Fund, The U.S. Government Securities Fund, The Blue Chip Growth Fund and The Small Capitalization Growth Fund for the year ended November 30, 1995.

     Certain of the states in which the shares of the Funds are qualified for sale impose limitations on the expenses of the Funds. If, in any fiscal year, the total expenses of a Fund (excluding taxes, interest, distribution expenses, brokerage commissions, certain portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses, but including the advisory and administrative services fees) exceed the expense limitations applicable to that Fund imposed by the securities regulations of any state, TPG, TCB, CBNJ, VD&H, Furman Selz and Chemical Bank will reimburse the Funds for expenses to meet these limitations. In the most restrictive state, aggregate annual expenses shall not normally exceed two and one-half percent (2 1/2%) of the first $30 million of the average net assets, two percent (2%) of the next $70 million of the average net assets and one and one-half percent (1 1/2%) of the remaining average net assets. For the year ended November 30, 1995, there were no reimbursements required as a result of these expense limitations for the Funds.

5.  SHAREHOLDER SERVICING AGENTS

     Pursuant to a Shareholder Servicing Plan adopted by the Board of Directors of the Company, the Company may enter into Shareholder Servicing Agreements with financial institutions ("Shareholder Servicing Agents"). Shareholder administrative support services are performed by Shareholder Servicing Agents for their customers who beneficially own shares. Such services, which are described more fully in the Statement of Additional Information, may include, among other things: (i) aggregating and processing purchase and redemption orders; (ii) placing net purchase and redemption orders with the Company's distributor; (iii) providing necessary personnel and facilities to establish and maintain customer accounts and records; (iv) processing dividend payments; and
(v) providing information periodically to beneficial owners showing their positions in the Funds' shares. Shareholder Servicing Agents may enter into arrangements with, and pay a portion of their fees to, other entities that perform or assist in performing shareholder administrative support services.

     For the services provided, the Company's Shareholder Servicing Plan permits the Funds to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.30% of the average daily net asset value of shares of the Funds for which such Shareholder Servicing Agents provide services for the benefit of customers. The Company has entered into Shareholder Servicing Agreements with Chemical

THE HANOVER INVESTMENT FUNDS, INC.
Notes to Financial Statements (continued)
November 30, 1995

Bank, certain of its affiliates, Furman Selz and certain other broker-dealers, pursuant to which it has agreed to pay them a monthly fee from the Funds at an annual rate of 0.30% of the average daily net asset value of the shares in the Funds for which they provide services. The Company may appoint additional Shareholder Servicing Agents in the future.

     Shareholder Servicing Agents will provide their customers with a schedule of any credits, fees or other conditions that may be applicable to the investment of customer assets in the Funds' shares. The Company's Board of Directors has determined that the amount payable by each Fund in respect of "service fees" (as defined under Article III, Section 26 of the Rules of Fair Practice of the National Association of Securities Dealers, Inc.) does not exceed 0.25% of the average annual net assets of that Fund.

     For the year ended November 30, 1995, Chemical Bank and its affiliates and Furman Selz earned the shareholder servicing fees as indicated below:

                                                           CHEMICAL BANK
                                                                AND
                                                                ITS          FURMAN
                                                            AFFILIATES        SELZ
                                                           -------------     -------
        The Short Term U.S. Government Fund..............    $  29,146       $   58
        The U.S. Government Securities Fund..............      203,458          676
        The Blue Chip Growth Fund........................      128,580          163
        The Small Capitalization Growth Fund.............       28,988        4,479
        The American Value Fund..........................        3,101       11,284

6.  OTHER TRANSACTIONS WITH AFFILIATES

     Shares of the Company are distributed continuously on a best efforts basis and, in the case of Advisor Shares only, with a sales load, by the Company's Distributor, Hanover Funds Distributor, Inc. (the "Distributor"), an affiliate of Furman Selz.

     Solely for the purpose of reimbursing the Distributor for its expenses incurred in connection with certain activities primarily intended to result in the sale of Investor Shares of the Funds, the Company has adopted a Plan of Distribution for the Investor Shares (the "Investor Shares Plan") pursuant to Rule 12b-1 promulgated under the 1940 Act. Under the Investor Shares Plan, each Fund is authorized to spend up to 0.10% annually of its average daily net assets attributable to Investor Shares to reimburse the Distributor for such activities. Activities for which the Distributor may be reimbursed include (but are not limited to) the development and implementation of direct mail promotions and advertising for the Funds and the preparation, printing and distribution of prospectuses for the Funds to recipients other than existing shareholders. With respect to Advisor Shares, the Company has adopted a separate Plan of Distribution relating to such shares (the "Advisor Shares Plan") pursuant to Rule 12b-1. Under the Advisor Shares Plan, each Fund is authorized to spend up to 0.25% annually of its average daily net assets attributable to Advisor Shares for distribution and sales support services provided in connection with the sale of Advisor Shares. The CBC Benefit Shares do not bear any such fees. For the year ended November 30, 1995, none of the Funds made any payments under either the Investor Shares Plan or the Advisor Shares Plan.

     Chemical Bank serves as the Company's transfer agent and dividend disbursing agent, and is entitled to a fee of $10 per year for each shareholder account. Furman Selz serves as the Company's

THE HANOVER INVESTMENT FUNDS, INC.
Notes to Financial Statements (continued)
November 30, 1995

sub-transfer agent and provides the services to be performed by Chemical Bank as transfer agent, subject to the general supervision of Chemical Bank, and receives the fee to which Chemical Bank is entitled as transfer agent, and reimbursement for certain expenses.

     For the year ended November 30, 1995, Furman Selz was entitled to and voluntarily waived all sub-transfer agent fees as indicated below:

        The Short Term U.S. Government Fund.................................  $  610
        The U.S. Government Securities Fund.................................   1,328
        The Blue Chip Growth Fund...........................................   2,224
        The Small Capitalization Growth Fund................................   2,386
        The American Value Fund.............................................     715

     Chemical Bank serves as the Company's custodian, and receives a monthly fee at an annual rate of 0.020% of the first $250 million of the aggregate average daily net assets of the Company's Funds, 0.015% of the next $250 million of such assets and 0.005% of such assets in excess of $500 million, plus a fee of $25 for each transaction involving a security which is not book-entry and $15 for each transaction involving a book-entry security, and reimbursement for out-of-pocket expenses.

     For the year ended November 30, 1995, Chemical Bank was entitled to and voluntarily waived the custodian fees as indicated below:

                                                                        ENTITLED   WAIVED
                                                                        -------    ------
    The Short Term U.S. Government Fund...............................  $ 7,168    $  468
    The U.S. Government Securities Fund...............................   22,317     6,937
    The Blue Chip Growth Fund.........................................   21,907     8,325
    The Small Capitalization Growth Fund..............................   23,651     3,601
    The American Value Fund...........................................    7,225       854

7.  REPURCHASE AGREEMENTS

     The Funds may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Directors of the Company. The Funds will always receive and maintain securities as collateral whose market value, including accrued interest, will equal or exceed the value of the dollar amount invested by that Fund in each agreement, and that Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

THE HANOVER INVESTMENT FUNDS, INC.
Notes to Financial Statements (continued)
November 30, 1995

8.  PORTFOLIO SECURITY TRANSACTIONS

     The cost of securities purchased ("purchases") and proceeds from securities sold ("sales"), (excluding short-term securities) for the year ended November 30, 1995 were as follows:

                                             COMMON STOCKS AND BONDS    U.S. GOVERNMENT OBLIGATIONS
                                            -------------------------   ---------------------------
                                             PURCHASES       SALES       PURCHASES        SALES
                                            -----------   -----------   ------------   ------------
The Short Term U.S. Government Fund........     --            --        $ 44,384,930   $ 43,496,572
The U.S. Government Securities Fund........     --            --         171,485,033    170,989,157
The Blue Chip Growth Fund.................. $75,867,119   $76,256,127        --             --
The Small Capitalization Growth Fund.......  71,796,271    67,488,697        --             --
The American Value Fund....................   6,371,964       599,302        --             --

     Unrealized appreciation (depreciation) at November 30, 1995 based on cost of securities for Federal income tax purposes is as follows:

                                                                GROSS         GROSS          NET
                                                 AGGREGATE    UNREALIZED   UNREALIZED    UNREALIZED
                                                   COST       APPRECIATION DEPRECIATION APPRECIATION
                                                -----------   ----------   -----------  -------------
The Short Term U.S. Government Fund...........  $ 9,636,127   $  100,609   $       126   $   100,483
The U.S. Government Securities Fund...........   82,826,298    2,648,520        36,645     2,611,875
The Blue Chip Growth Fund.....................   52,993,741    9,606,631       960,697     8,645,934
The Small Capitalization Growth Fund..........   38,295,176    2,453,318     1,582,494       870,824
The American Value Fund.......................    7,099,856    1,276,073        20,923     1,255,150

9.  CAPITAL SHARE TRANSACTIONS

     The Company is authorized to issue 200 million shares of capital stock with a par value of $.001. Transactions in shares of the Funds for the year ended November 30, 1995 were as follows:

                                       THE SHORT TERM
                                      U.S. GOVERNMENT       THE U.S. GOVERNMENT        THE BLUE CHIP
                                            FUND              SECURITIES FUND           GROWTH FUND
                                    --------------------    --------------------    --------------------
                                     INVESTOR    ADVISOR     INVESTOR    ADVISOR     INVESTOR    ADVISOR
                                      SHARES     SHARES       SHARES     SHARES       SHARES     SHARES
                                    ----------   -------    ----------   -------    ----------   -------
Shares sold.......................   1,598,450    2,071      1,562,234    2,798      1,175,384    5,216
Shares issued in reinvestment of
  distributions...................      40,812       53         13,872       83          3,985       11
                                    ----------   -------    ----------   -------    ----------   -------
                                     1,639,262    2,124      1,576,106    2,881      1,179,369    5,227
Shares redeemed...................  (2,506,698)  (2,119 )   (2,306,076)      --     (1,272,508)    (802)
                                    ----------   -------    ----------   -------    ----------   -------
Net increase (decrease) in
  shares..........................    (867,436)      --       (729,970)   2,881        (93,139)   4,425
Beginning of period...............   1,858,732       --      9,060,575       --      4,733,704      799
                                    ----------   -------    ----------   -------    ----------   -------
End of period.....................     991,296        5      8,330,605    2,881      4,640,565    5,224
                                     =========   ======      =========   ======      =========   ======

THE HANOVER INVESTMENT FUNDS, INC.
Notes to Financial Statements (continued)
November 30, 1995

                                              THE SMALL CAPITALIZATION
                                                     GROWTH FUND                   THE AMERICAN
                                          ---------------------------------        VALUE FUND*
                                                           CBC                  ------------------
                                           INVESTOR      BENEFIT    ADVISOR     INVESTOR  ADVISOR
                                            SHARES       SHARES     SHARES      SHARES     SHARES
                                          ----------    ---------   -------     -------   --------
Shares sold.............................     243,125    1,407,803    1,003      717,500          5
Shares issued in reinvestment of
  distributions.........................          --           --       --        4,188         --
                                          ----------    ---------   -------     -------   --------
                                             243,125    1,407,803    1,003      721,688          5
Shares redeemed.........................  (1,123,247)          --       --      (27,919)        --
                                          ----------    ---------   -------     -------   --------
Net increase (decrease) in shares.......    (880,122)   1,407,803    1,003      693,769          5
Beginning of period.....................   1,824,117    1,122,026       --           --         --
                                          ----------    ---------   -------     -------   --------
End of period...........................     943,995    2,529,829    1,003      693,769          5
                                           =========    =========   =======     =======    =======

* Fund commenced operations on February 3, 1995.

10.  FEDERAL INCOME TAX STATUS

     For the year ended November 30, 1995, The Short Term U.S. Government Fund and The U.S. Government Securities Fund had net capital loss carryforwards of $810,117 and $1,024,893, respectively. These losses, which may be carried forward for eight years following the year incurred, may be used to offset future realized gains. Of the net capital loss carryforward for The Short Term U.S. Government Fund, $748,000 will expire at the year ending November 30, 2002 and $62,117 will expire at the year ending November 30, 2003. The entire net capital loss carryforward of The U.S. Government Securities Fund will expire at the year ending November 30, 2002.

     Effective December 1, 1993, the Company adopted Statement of Position 93-2, "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Gain Distributions by Investment Companies." Accordingly, permanent book and tax basis differences relating to shareholder distributions have been reclassified to paid in capital. As of November 30, 1995, The Small Capitalization Growth Fund reclassified $50,598 from undistributed net investment loss to paid in capital. Net investment loss, net realized loss, and net assets were not affected by this change.

11.  BANK MERGER

     In August 1995, Chemical Banking Corporation ("Chemical") and The Chase Manhattan Corporation ("Chase") announced that they had entered into a merger agreement. Following the merger of these two bank holding companies, The Chase Manhattan Bank, N.A. will be merged with and into Chemical Bank, at which time Chemical Bank will assume the Chase Manhattan name.

     In anticipation of the consummation of the foregoing mergers, the Board of Directors of The Hanover Investment Funds, Inc. (the "Company"), which is affiliated with Chemical, and the Board of Trustees of Mutual Fund Group ("Vista"), a mutual fund company affiliated with Chase, each have approved an Agreement and Plan of Reorganization and Liquidation (the "Agreement") between the Company and Vista. The Agreement provides that, subject to certain conditions, including approval of the Agreement by the shareholders of the Company and consummation of the merger of Chemical and Chase, each operating investment portfolio of the Company will sell all of its assets and liabilities to a

THE HANOVER INVESTMENT FUNDS, INC.
Notes to Financial Statements (continued)
November 30, 1995

corresponding existing or newly-created investment portfolio of Vista, in exchange for the issuance by Vista of shares of the respective acquiring investment portfolio. The value of the shares of a portfolio of Vista issued in connection with the contemplated transaction will equal the value of the net assets of the corresponding portfolio of the Company being sold. Each portfolio of the Company will distribute to its shareholders the shares of a particular class or classes received from Vista in cancellation of a corresponding class or classes of the outstanding shares of the Company, and shareholders of the Company will become shareholders of Vista. The total net asset value of the holdings of the shareholders of the Company immediately before and after the contemplated transaction will be the same. The Agreement provides that, subject to the satisfaction of the conditions contained therein, the transactions will be consummated before July 31, 1996.

THE HANOVER INVESTMENT FUNDS, INC.
Financial Highlights
For a share outstanding throughout each period

                                                        THE SHORT TERM U.S. GOVERNMENT FUND
                                                ---------------------------------------------------
                                                                               INVESTOR SHARES
                                                                          -------------------------
                                                     YEAR ENDED
                                                  NOVEMBER 30, 1995        PERIODS ENDED NOVEMBER
                                                ---------------------                30,
                                                INVESTOR     ADVISOR      -------------------------
                                                 SHARES      SHARES**        1994          1993*
                                                --------     --------     ----------     ----------
Net Asset Value, Beginning of Period..........    $ 9.47      $ 9.56         $ 9.95        $ 10.00
                                                  ------     -------        -------      ---------
Income from Investment Operations:
  Net investment income.......................      0.54        0.38           0.42           0.31
  Net gain (loss) on securities (both realized
     and unrealized)..........................      0.35        0.26          (0.40)         (0.05)
                                                  ------     -------        -------      ---------
  Total from Investment Operations............      0.89        0.64           0.02           0.26
                                                  ------     -------        -------      ---------
Less Distributions:
  Dividends from net investment income........     (0.54)      (0.38)         (0.42)         (0.31)
  Distributions from capital gains............        --          --          (0.08)            --
                                                  ------     -------        -------      ---------
  Total Distributions.........................     (0.54)      (0.38)         (0.50)         (0.31)
                                                  ------     -------        -------      ---------
Net Asset Value, End of Period................    $ 9.82      $ 9.82         $ 9.47        $  9.95
                                                  ======     =======        =======      =========
Total Return***...............................      9.62%       6.62%++        0.17%          2.59%++
Ratios/Supplemental Data:
  Net Assets, End of Period (in thousands)....  $  9,738      $   --       $ 17,611       $ 20,102
  Ratio of Expenses to Average Net
     Assets+++................................      0.71%       0.85%+         0.65%          0.45%+
  Ratio of Net Investment Income to Average
     Net Assets...............................      5.60%       5.30%+         4.29%          3.88%+
  Portfolio Turnover Rate.....................    395.60%     395.60%        491.55%        298.66%

---------------

  * Fund commenced operations on February 25, 1993.
 ** Sales of Advisor Shares began on March 7, 1995.
*** Until February 28, 1994, Investor Shares of the Fund were sold subject to the imposition of a sales load, which is not reflected in the Total Return figures. Advisor Shares of the Fund are sold subject to the imposition of a sales load, which is not reflected in the Total Return figures.
  + Annualized.
 ++ Total return not annualized.
+++ Ratios of expenses before effect of waivers/reimbursements were 1.56%, 5.90%
    (annualized), 1.14%, and 1.25% (annualized), respectively.

See accompanying notes to financial statements.

THE HANOVER INVESTMENT FUNDS, INC.
Financial Highlights (continued)
For a share outstanding throughout each period

                                                        THE U.S. GOVERNMENT SECURITIES FUND
                                                ---------------------------------------------------
                                                                               INVESTOR SHARES
                                                                          -------------------------
                                                     YEAR ENDED
                                                  NOVEMBER 30, 1995        PERIODS ENDED NOVEMBER
                                                ---------------------                30,
                                                INVESTOR     ADVISOR      -------------------------
                                                 SHARES      SHARES**        1994          1993*
                                                --------     --------     ----------     ----------
Net Asset Value, Beginning of Period..........  $   9.23      $ 9.59       $  10.27       $  10.00
                                                --------     -------      ---------      ---------
Income from Investment Operations:
  Net investment income.......................      0.56        0.30           0.50           0.34
  Net gain (loss) on securities (both realized
     and unrealized)..........................      0.95        0.61          (0.94)          0.27
                                                --------     -------      ---------      ---------
  Total from Investment Operations............      1.51        0.91          (0.44)          0.61
                                                --------     -------      ---------      ---------
Less Distributions:
  Dividends from net investment income........     (0.56)      (0.32)         (0.50)         (0.34)
  Distributions from capital gains............        --          --          (0.10)            --
                                                --------     -------      ---------      ---------
  Total Distributions.........................     (0.56)      (0.32)         (0.60)         (0.34)
                                                --------     -------      ---------      ---------
Net Asset Value, End of Period................  $  10.18      $10.18       $   9.23       $  10.27
                                                ========     =======      =========      =========
Total Return***...............................     16.82%       9.57%++       (4.41%)         6.16%++
Ratios/Supplemental Data:
  Net Assets, End of Period (in thousands)....  $ 83,304      $   28       $ 83,649       $ 86,089
  Ratio of Expenses to Average Net
     Assets+++................................      0.85%       0.83%+         0.85%          0.85%+
  Ratio of Net Investment Income to Average
     Net Assets...............................      5.78%       5.43%+         5.15%          4.26%+
  Portfolio Turnover Rate.....................    220.12%     220.12%        134.29%         37.45%

---------------
  * Fund commenced operations on February 19, 1993.
 ** Sales of Advisor Shares began on May 3, 1995.
*** Until February 28, 1994, Investor Shares of the Fund were sold subject to the imposition of a sales load, which is not reflected in the Total Return figures. Advisor Shares of the Fund are sold subject to the imposition of a sales load, which is not reflected in the Total Return figures.
  + Annualized.
 ++ Total return not annualized.
+++ Ratios of expenses before effect of waivers/reimbursements were 1.11%, 6.65%
    (annualized), 1.04%, and 1.04% (annualized), respectively.

See accompanying notes to financial statements.

THE HANOVER INVESTMENT FUNDS, INC.
Financial Highlights (continued)
For a share outstanding throughout each period

                                                               THE BLUE CHIP GROWTH FUND
                                        ------------------------------------------------------------------------
                                                                               PERIODS ENDED NOVEMBER 30,
                                                                        ----------------------------------------
                                               YEAR ENDED
                                           NOVEMBER 30, 1995                      1994                   1993*
                                        ------------------------        ------------------------        --------
                                        INVESTOR        ADVISOR         INVESTOR        ADVISOR         INVESTOR
                                         SHARES          SHARES          SHARES         SHARES**         SHARES
                                        --------        --------        --------        --------        --------
Net Asset Value, Beginning of Period... $   9.87        $  9.87         $  10.31        $ 10.08         $  10.00
                                        --------        --------        --------        --------        --------
Income from Investment Operations:
  Net investment income................     0.11           0.06             0.15           0.04             0.08
  Net gain (loss) on securities (both
    realized and unrealized)...........     3.17           3.21            (0.40)         (0.25 )           0.24
                                        --------        --------        --------        --------        --------
  Total from Investment Operations.....     3.28           3.27            (0.25)         (0.21 )           0.32
                                        --------        --------        --------        --------        --------
Less Distributions:
  Dividends from net investment
    income.............................    (0.15)         (0.14 )          (0.14)            --            (0.01)
  Distributions from capital gains.....       --             --            (0.05)            --               --
                                        --------        --------        --------        --------        --------
  Total Distributions..................    (0.15)         (0.14 )          (0.19)            --            (0.01)
                                        --------        --------        --------        --------        --------
Net Asset Value, End of Period......... $  13.00        $ 13.00         $   9.87        $  9.87         $  10.31
                                        ========        ========        ========        ========        ========
Total Return***........................    33.80%         33.65%           (2.55%)        (2.08 %)++        3.20%++
Ratios/Supplemental Data:
  Net Assets, End of Period (in
    thousands)......................... $ 60,332        $    68         $ 46,716        $     8         $ 58,984
  Ratio of Expenses to Average Net
    Assets+++..........................     1.00%          1.09%            1.00%          1.08%+           1.00%+
  Ratio of Net Investment Income to
    Average Net Assets.................     0.94%          0.53%            1.42%          1.35%+           0.97%+
  Portfolio Turnover Rate..............   157.68%        157.68%          102.59%        102.59%          103.27%

---------------
  * Fund commenced operations on February 19, 1993.
 ** Sales of Advisor Shares began on August 15, 1994.
*** Until February 28, 1994, Investor Shares of the Fund were sold subject to the imposition of a sales load, which is not reflected in the Total Return figures. Advisor Shares of the Fund are sold subject to the imposition of a sales load, which is not reflected in the Total Return figures.
  + Annualized.
 ++ Total return not annualized.
+++ Ratios of expenses before effect of waivers/reimbursements were 1.38%, 5.56%, 1.29%, 16.39% (annualized), and 1.28% (annualized), respectively.

See accompanying notes to financial statements.

THE HANOVER INVESTMENT FUNDS, INC.
Financial Highlights (continued)
For a share outstanding throughout each period

                                                      THE SMALL CAPITALIZATION GROWTH FUND
                               ----------------------------------------------------------------------------------
                                      YEAR ENDED NOVEMBER 30,                    PERIODS ENDED NOVEMBER 30,
                               --------------------------------------      --------------------------------------
                                                1995                                 1994                 1993*
                               --------------------------------------      ------------------------      --------
                               INVESTOR     CBC BENEFIT      ADVISOR       INVESTOR     CBC BENEFIT      INVESTOR
                                SHARES        SHARES        SHARES***       SHARES       SHARES**         SHARES
                               --------     -----------     ---------      --------     -----------      --------
Net Asset Value, Beginning
  of Period.................   $  9.59        $  9.60        $ 11.29       $ 10.66        $  9.53        $ 10.00
                               --------     -----------     ---------      --------     -----------      --------
Income from Investment
  Operations:
  Net investment loss.......     (0.08)         (0.05)         (0.04)        (0.08)         (0.03)         (0.05)
  Net gain (loss) on
    securities (both
    realized and
    unrealized).............      1.64           1.65          (0.10)        (0.99)          0.10           0.71
                               --------     -----------     ---------      --------     -----------      --------
  Total from Investment
    Operations..............      1.56           1.60          (0.14)        (1.07)          0.07           0.66
                               --------     -----------     ---------      --------     -----------      --------
Net Asset Value, End of
  Period....................   $ 11.15        $ 11.20        $ 11.15       $  9.59        $  9.60        $ 10.66
                               ========     ============    ==========     ========     ============     ========
Total Return****............     16.27%         16.67%         (1.24%)++    (10.04%)         0.74%++        6.60%++
Ratios/Supplemental Data:
  Net Assets, End of Period
    (in thousands)..........   $10,532        $28,328        $    11       $17,486        $10,769        $16,971
  Ratio of Expenses to
    Average Net Assets+++...      1.30%          1.05%          1.44+         1.30%          1.04%+         1.30%+
  Ratio of Net Investment
    Loss to Average Net
    Assets..................     (0.74%)        (0.51%)        (0.99%)+      (0.83%)        (0.52%)+       (0.74%)+
  Portfolio Turnover Rate...    208.03%        208.03%        208.03%       205.06%        205.06%        172.64%

---------------
   * Fund commenced operations on April 1, 1993.
  ** Sales of CBC Benefit Shares began on April 15, 1994.
 *** Sales of Advisor Shares began on August 7, 1995. Advisor Shares of the Fund are sold subject to the imposition of a sales load, which is not reflected in the Total Return figures.
**** Until February 28, 1994, Investor Shares of the Fund were sold subject to the imposition of a sales load, which is not reflected in the Total Return figures.
   + Annualized.
  ++ Total return not annualized.
 +++ Ratios of expenses before effect of waivers/reimbursements were 1.55%, 1.22%, 8.55% (annualized), 1.58%, 1.19% (annualized), and 1.94%
     (annualized), respectively.

See accompanying notes to financial statements.

THE HANOVER INVESTMENT FUNDS, INC.
Financial Highlights (continued)
For a share outstanding throughout the period

                                                                                 THE AMERICAN
                                                                                  VALUE FUND
                                                                                 ------------
                                                                                 PERIOD ENDED
                                                                                 NOVEMBER 30,
                                                                                    1995*
                                                                                 ------------
                                                                                   INVESTOR
                                                                                    SHARES
                                                                                 ------------
Net Asset Value, Beginning of Period...........................................     $10.00
                                                                                 ------------
Income from Investment Operations:
     Net investment income.....................................................       0.18
     Net gain on securities (both realized and unrealized).....................       2.00
                                                                                 ------------
     Total from Investment Operations..........................................       2.18
                                                                                 ------------
Less Distributions:
     Dividends from net investment income......................................      (0.07)
     Distributions from capital gains..........................................         --
                                                                                 ------------
     Total Distributions.......................................................      (0.07)
                                                                                 ------------
Net Asset Value, End of Period.................................................     $12.11
                                                                                 ===========
Total Return...................................................................      21.80%++
Ratios/Supplemental Data:
  Net Assets, End of Period (in thousands).....................................     $8,399
     Ratio of Expenses to Average Net Assets+++................................       1.23%+
     Ratio of Net Investment Income to Average Net Assets......................       1.97%+
     Portfolio Turnover Rate...................................................      11.28%

---------------

  * Fund commenced operations on February 3, 1995.
  + Annualized.
 ++ Total return not annualized.
+++ Ratio of expenses before effect of waivers was 2.03% (annualized).

    See accompanying notes to financial statements.

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors
  The Hanover Investment Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of The Hanover Investment Funds, Inc. (The Short Term U.S. Government Fund, The U.S. Government Securities Fund, The Blue Chip Growth Fund, The Small Capitalization Growth Fund and The American Value Fund), including the portfolios of investments, as of November 30, 1995, and the related statement of operations and statement of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification of securities owned at November 30, 1995, by count and by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hanover Investment Funds, Inc. (The Short Term U.S. Government Fund, The U.S. Government Securities Fund, The Blue Chip Growth Fund, The Small Capitalization Growth Fund and The American Value Fund), as of November 30, 1995, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

January 19, 1996

                                RATINGS APPENDIX

MOODY'S INVESTORS SERVICE'S MUNICIPAL BOND AND MUNICIPAL LEASE OBLIGATIONS
RATINGS

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers "1", "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP MUNICIPAL BOND AND MUNICIPAL LEASE OBLIGATIONS RATINGS

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and they differ from AAA issues only in small degrees.

     A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

     The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE'S RATINGS OF STATE AND MUNICIPAL NOTES

     MIG-1/VMIG-1 -- Notes rated MIG-1/VMIG-1 are of the best quality. There is present strong protection by established cash flows, superior liquidity support or broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Notes which are rated MIG-2/VMIG-2 are of high quality. Margins of protection are ample though not so large as in the preceding group.

STANDARD & POOR'S RATINGS GROUP RATINGS OF STATE AND MUNICIPAL NOTES

     SP-1 -- Notes which are rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2 -- Notes which are rated SP-2 have a satisfactory capacity to pay principal and interest.

MOODY'S INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS

     Prime-1 -- Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     - Leading market positions in well-established industries.

     - High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2 -- Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issuers designated A-1.
                      ------------------------------------

     Other nationally recognized statistical rating organizations ("NRSROs") have rating categories similar to those used by Moody's Investors Service and Standard and Poor's Ratings Group.

     After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the Fund to sell such security. If a security is backed by an unconditional demand feature, the issuer of the demand feature rather than the issuer of the underlying security may be relied upon in determining whether a Fund's rating criteria have been met. To the extent the ratings given by any NRSRO may change as a result of changes in such organizations or in their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectuses and in this Statement of Additional Information.

                           PART C.  OTHER INFORMATION

Item 24.         Financial Statements and Exhibits.

                 (a)  Financial Statements:

                 The Financial Statements included in Parts A and B of this Registration Statement are as follows:

                 The Hanover Short Term U.S. Government Fund Portfolio of Investments dated November 30, 1995


                 The Hanover U.S. Government Securities Fund Portfolio of Investments dated November 30, 1995


                 The Hanover Blue Chip Growth Fund Portfolio of Investments dated November 30, 1995


                 The Hanover Small Capitalization Growth Fund Portfolio of Investments dated November 30, 1995


                 The Hanover American Value Fund Portfolio of Investments dated November 30, 1995


                 Footnotes to Portfolios


                 Statement of Assets and Liabilities dated November 30, 1995



                 Statement of Operations for the Period Ended November 30, 1995


                 Statement of Changes in Net Assets For the period ended November 30, 1995


                 Notes to Financial Statements

                 Financial Highlights


                 Independent Auditors' Report dated January 19, 1996


                 (b)  Exhibits:

                 Exhibit
                 Number                    Description
                 -------                   -----------
                 1(a)        --      Registrant's Articles of Incorporation are incorporated by reference to Exhibit 1 to the
                                     Registrant's Registration Statement on Form N-1A, filed October 30, 1992, Registration Nos.
                                     33-54012 and 811-7328 (the "Registration Statement").

                 1(b)        --      Registrant's Articles of Amendment to Articles of Incorporation are incorporated by reference to Exhibit 1(b) to Pre-Effective Amendment No. 2, filed December 23, 1992 ("Pre-Effective
                                     Amendment No. 2") to the Registration Statement.

                 1(c)        --      Registrant's Articles Supplementary are incorporated by reference to Exhibit 1(c) to
                                     Post-Effective Amendment No. 2, filed December 29, 1993 ("Post-Effective Amendment No. 2").

                 1(d)        --      Form of Registrant's Articles Supplementary are incorporated by reference to Exhibit 1(d) to
                                     Post-Effective Amendment No. 2.

                 1(e)        --      Form of Registrant's Articles Supplementary are incorporated by reference to Post-Effective
                                     Amendment No. 4, filed July 21, 1994 ("Post-Effective Amendment No. 4").

                 2           --      Registrant's By-Laws are incorporated by reference to Exhibit 2 to the Registration Statement.

                 3           --      None.

                 4(a)        --      Forms of Specimen Stock Certificates for Investor Shares of The Hanover Short Term U.S.
                                     Government Fund, Investor Shares of The Hanover U.S. Government Securities Fund, Investor
                                     Shares of The Hanover Blue Chip Growth Fund and Investor Shares and CBC Benefit Shares of The
                                     Hanover Small Capitalization Growth Fund are incorporated by reference to Exhibit 4 to
                                     Post-Effective Amendment No. 3, filed February 25, 1994 ("Post-Effective Amendment No. 3").

                 4(b)        --      Form of Specimen Stock Certificates for Investor Shares of The Hanover American Value Fund is
                                     incorporated by reference to Exhibit 4(b) to Post-Effective Amendment No. 4.

                 5(a)        --      Form of Advisory Agreements between Registrant and The Portfolio Group, Inc. for The Hanover
                                     U.S. Government Securities Fund and The Hanover Blue Chip Growth Fund are incorporated by reference to Exhibit 5(a) to Pre-Effective Amendment No. 1.

                 5(b)        --      Form of Advisory Agreement between Registrant and Texas Commerce Bank, National Association for
                                     The Hanover Short Term U.S. Government Fund.

                 5(c)        --      Form of Advisory Agreement between Registrant and Chemical Bank New Jersey, National
                                     Association (formerly known as Princeton Bank and Trust Company, National Association) for The
                                     Hanover Small Capitalization Growth Fund is incorporated by reference to Exhibit 5(c) to
                                     Pre-Effective Amendment No. 1.

                 5(d)        --      Form of Advisory Agreement between Registrant and Van Deventer & Hoch for The Hanover American
                                     Value

                                     Fund is incorporated by reference to Exhibit 5(e) to Post-Effective Amendment No. 4.

                 6(a)        --      Form of Distribution Agreement between Registrant and Hanover Funds Distributor, Inc. is incorporated by reference to Exhibit 6(a) to Pre-Effective Amendment No. 1.

                 6(b)        --      Form of Selected Agent Agreement for Depository Institutions and their Affiliates is incorporated by reference to Exhibit 6(b) to Pre-Effective Amendment No. 2.

                 6(c)        --      Form of Dealer and Selling Group Agreement is incorporated by reference to Exhibit 6(c) to
                                     Pre-Effective Amendment No. 2.

                 7           --      None.

                 8           --      Form of Custodian Agreement between Registrant and Chemical Bank is incorporated by reference to Exhibit 8 to Pre-Effective Amendment No. 1.

                 9(a)        --      Form of Administration and Accounting Services Agreement between Registrant and Chemical Bank is incorporated by reference to Exhibit 9(a) to Pre-Effective Amendment No. 1.

                 9(b)        --      Form of Administration Agreement between Registrant and Furman Selz Incorporated is incorporated by reference to Exhibit 9(b) to Pre-Effective Amendment No. 1.

                 9(c)        --      Form of Transfer Agency Agreement between Registrant and Chemical Bank is incorporated by reference to Exhibit 9(c) to Pre-Effective Amendment No. 1.

                 9(d)        --      Form of Sub-Transfer Agency Agreement among Registrant, Chemical Bank and Furman Selz is incorporated by reference to Exhibit 9(d) to Pre-Effective Amendment No. 1.

                 9(e)        --      Form of Shareholder Servicing Agreement is incorporated by reference to Exhibit 9(e) to
                                     Pre-Effective Amendment No. 1.

                 9(f)        --      Form of Escrow Agreement among the Company, Hanover Funds Distributor, Inc. and Chemical Bank
                                     is incorporated by reference to Exhibit 9(f) to Post-Effective Amendment No. 4.

                 9(g)        --      Form of Amendment to Administration and Accounting Services Agreement between Registrant and
                                     Chemical Bank is incorporated by reference to Exhibit 9(g)

                                     to Post-Effective Amendment No. 6 filed March 30, 1995 ("Post-Effective Amendment No. 6").

                 9(h)        --      Form of Second Amendment to Administration and Accounting Services Agreement between Registrant and Chemical Bank is incorporated by reference to Exhibit 9(h) to Post-Effective Amendment
                                     No. 6.

                 9(i)        --      Form of Accounting Services Agreement between Registrant and Furman Selz Incorporated is incorporated by reference to Exhibit 9(i) to Post-Effective Amendment No. 6.

                 10(a)       --      Opinion and Consent of Venable, Baetjer and Howard is incorporated by reference to Exhibit 10 to Pre-Effective Amendment No. 2.

                 10(b)       --      Opinion and Consent of Venable, Baetjer and Howard is incorporated by reference to Exhibit
                                     10(b) to Post-Effective Amendment No. 3.

                 10(c)       --      Opinion and Consent of Venable, Baetjer and Howard is incorporated by reference to Exhibit
                                     10(c) to Post-Effective Amendment No. 4.

                 11(a)       --      Consent of KPMG Peat Marwick LLP.

                 11(b)       --      Powers of Attorney for Messrs. Neff, MacCallan and Pileggi is incorporated by reference to
                                     Exhibit 11(b) to Pre-Effective Amendment No. 2.

                 11(c)       --      Power of Attorney for Mr. Sloterbeck is incorporated by reference to Exhibit 11(c) to
                                     Post-Effective Amendment No. 3.

                 12          --      None.

                 13(a)       --      Form of Share Purchase Agreement between Registrant and Hanover Funds Distributor, Inc. is incorporated by reference to Exhibit 13 to Pre-Effective Amendment No. 1.

                 13(b)       --      Form of Share Purchase Agreement between Registrant and Hanover Funds Distributor, Inc. is incorporated by reference to Exhibit 13(b) to Post-Effective Amendment No. 4.

                 14          --      None.

                 15(a)       --      Form of Plan of Distribution (Investor Shares) is incorporated by reference to Exhibit 15 to
                                     Pre-Effective Amendment No. 1.

                 16          --      Schedule of performance calculations.

                 17          --      Financial Data Schedules

                 18          --      Form of Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended, is incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 6.




Item 25.         Persons Controlled by or under
                 Common Control with Registrant

                 Registrant is controlled by its Board of Directors.



Item 26.         Number of Holders of Securities


                                                                                    Number of Record
                                                                                    Holders at
          Title of Class                                                            March 20, 1996
          --------------                                                            -------------
          Investor Shares of The Hanover Short Term U.S. Government
          Fund, par value $.001 per share  . . . . . . . . . . . . . . . .                   52

          Investor Shares of The Hanover U.S. Government Securities
          Fund, par value $.001 per share  . . . . . . . . . . . . . . . .                  141


          Investor Shares of The Hanover Blue Chip Growth Fund, par
          value $.001 per share  . . . . . . . . . . . . . . . . . . . . .                  272


          Investor Shares of The Hanover Small Cap Growth Fund, par
          value $.001 per share  . . . . . . . . . . . . . . . . . . . . .                  214

          CBC Benefit Shares of The Hanover Small Cap Growth Fund, par
          value $.001 per share  . . . . . . . . . . . . . . . . . . . . .                    4


          Investor Shares of The Hanover American Value Fund, par
          value $.001 per share  . . . . . . . . . . . . . . . . . . . . .                  148



Item 27.         Indemnification.

                 Reference is made to Article VII of Registrant's Articles of Incorporation (Exhibit 1(a) hereto), Article IV of Registrant's By-laws, as amended (Exhibit 2 hereto), Paragraph 4 of the Form of Distribution Agreement between Registrant and Hanover Funds Distributor, Inc. (Exhibit 6 hereto), Paragraph 22 of the Form of Custodian Agreement between Registrant and Chemical Bank (Exhibit 8 hereto), Paragraph 13 of the Form of Administration and Accounting Services Agreement between Registrant and Chemical Bank (Exhibit 9(a) hereto), Paragraph 17 of the Form of Transfer Agency Agreement between Registrant and Chemical Bank (Exhibit 9(c) hereto), Paragraph 7 of the Form of Shareholder Servicing

Agreement (Exhibit 9(e) hereto), Paragraph 7 of the Form of Escrow Agreement among the Company, Hanover Funds Distributor, Inc. and Chemical Bank (Exhibit 9(f) hereto) and Paragraph 14 of the Form of Accounting Services Agreement between Registrant and Furman Selz Incorporated (Exhibit 9(i) hereto).

                 Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


Item 28.         Business and Other Connections of Investment Adviser.

                 The Portfolio Group, Inc. ("The Portfolio Group"), Texas Commerce Bank, National Association ("TCB"), Chemical Bank New Jersey, National Association ("CBNJ") and Van Deventer & Hoch ("VD&H") provide a wide range of asset management services to individuals, institutions and retirement benefit plans.


                 The list required by this Item 28 of officers and directors of The Portfolio Group and of officers and partners of VD&H, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors or partners during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by The Portfolio Group and Schedules B and D of Form ADV filed by VD&H, respectively, pursuant to the Advisers Act (SEC File Nos. 801-19502 and 801-6118, respectively).

  To the knowledge of Registrant, none of the Directors or executive officers of TCB except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain Directors and executive officers of TCB also hold or have held various positions with bank and non-bank affiliates of TCB.



                                                                                Principal Occupation or Other
                                                                                Employment of a Substantial
                                        Position                                Nature During the Past Two
 Name                                   with TCB                                Years
 ----                                   --------                                -----------------------------

David W. Biegler                        Director                                Chairman, President and CEO,
                                                                                ENSERCH Corporation, 300 South
                                                                                St. Paul, Dallas, TX 75201

Charles W. Duncan                       Director                                Private Investing, 600 Travis,
                                                                                Houston, TX 77002-3007

Dennis R. Hendrix                       Director                                Chairman, President and CEO,
                                                                                Panhandle Eastern Corporation,
                                                                                P.O. Box 1642, Houston, TX 77251-1642

Harold S. Hook                          Director                                Chairman and CEO,
                                                                                American General Corporation,
                                                                                P.O. Box 3247, Houston, TX 77253

R. Bruce LaBoon                         Director                                Managing Partner, Liddell, Sapp,
                                                                                Zivley, Hill & LaBoon, L.L.P.,
                                                                                3400 Texas Commerce Tower,
                                                                                Houston, TX 77002-3004



ITEM 29.  PRINCIPAL UNDERWRITER.

    (a) In addition to Registrant, Hanover Funds Distributor, Inc. currently acts as distributor to The Hanover Funds, Inc. Hanover Funds Distributor, Inc. is registered with the Securities and Exchange Commission as a broker/dealer and is a member of the National Association of Securities Dealers, Inc.

    (b) The information required by this Item 29(b) with respect to each director, officer or partner of Hanover Funds Distributor, Inc. is as follows:

                                     POSITION AND OFFICES           POSITION AND OFFICES
      NAME AND PRINCIPAL              WITH HANOVER FUNDS                    WITH
       BUSINESS ADDRESS                DISTRIBUTOR, INC.                 REGISTRANT
-------------------------------    -------------------------    ----------------------------
Michael C. Petrycki                Director and                 None
  Furman Selz Incorporated         President
  230 Park Avenue
  New York, New York 10169
Robert J. Miller                   Vice President and           None
  Furman Selz Incorporated         Chief Financial Officer
  230 Park Avenue
  New York, New York 10169
Steven D. Blecher                  Vice President,              None
  Furman Selz Incorporated         Secretary and Treasurer
  230 Park Avenue
  New York, New York 10169
Elizabeth Q. Solazzo               Assistant Secretary          None
  Furman Selz Incorporated
  230 Park Avenue
  New York, New York 10169

 Martin S. Wagner                               Assistant Secretary                              None
 Furman Selz Incorporated
 230 Park Avenue
 New York, New York  10169

                 (c)  Not applicable.



Item 30.         Location of Accounts and Records.

                 All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules thereunder will be maintained at the offices of:

                 (1)         Furman Selz Incorporated
                             237 Park Avenue
                             New York, New York  10017

                 (2)         The Portfolio Group, Inc.
                             600 Fifth Avenue
                             New York, New York  10020


                 (3)         Texas Commerce Bank, National Association
                             712 Main Street
                             Houston, Texas  77002


                 (4)         Chemical Bank New Jersey,
                              National Association
                             225 South Street
                             Morristown, New Jersey  07960

                 (5)         Van Deventer & Hoch
                             800 North Brand Boulevard, Suite 300
                             Glendale, California  91203

                 (6)         Chemical Bank
                             4 New York Plaza
                             New York, NY  10004



Item 31.         Management Services.

                 Not applicable.

Item 32.         Undertakings.

                 (a)  Not applicable.


                 (b)  Not applicable.


                 (c) Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of one or more of Registrant's directors when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares of common stock and, in connection with such meeting, to assist in communications with other shareholders in this regard, as provided under Section 16(c) of the 1940 Act.

                 (d) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

                 Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and Registrant has duly caused this Amendment to the Registration statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York and State of New York on the 29th day of March, 1996.


                                THE HANOVER INVESTMENT FUNDS, INC.


                                By:  /s/ John Pileggi
                                    --------------------------
                                    John J. Pileggi, Treasurer



                 Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 29th day of March, 1996.



         Signature                    Title
         ---------                    -----
            *                Director, Chairman and President
-------------------------    (Principal Executive Officer)
W. Perry Neff

            *                Director
-------------------------
W.D. MacCallan

            *                Director
-------------------------
David P. Sloterbeck

/s/ John Pileggi             Treasurer (Principal Financial
-------------------------    and Accounting Officer)
John J. Pileggi


                             *By: /s/ Joan Fiore
                                  ------------------------------
                                  Joan V. Fiore
                                  Attorney-in-fact

                       THE HANOVER INVESTMENT FUNDS, INC.
                               INDEX TO EXHIBITS


Exhibit                                                                Sequentially
Number                       Description of Exhibit                    Numbered Page
-------                      ----------------------                    -------------

5(b)             --          Form of Advisory Agreement between
                             Registrant and Texas Commerce Bank,
                             National Association for The Hanover
                             Short Term U.S. Government Fund

11(a)            --          Consent of KPMG Peat Marwick LLP.

16               --          Schedule of performance calculations.

17               --          Financial Data Schedules

